UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07455
                                                     ---------

                           Virtus Opportunities Trust
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
                  Vice President, Chief Legal Officer, Counsel
                        and Secretary for the Registrant
                                100 Pearl Street
                             Hartford, CT 06103-4506
       ------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                  Date of reporting period: September 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                   ANNUAL REPORT

                           (VIRTUS MUTUAL FUNDS LOGO)

                     Virtus AlphaSector(SM) Allocation Fund
                        (FORMERLY WEALTH GUARDIAN FUND)
                      Virtus AlphaSector(SM) Rotation Fund
                         (FORMERLY WEALTH BUILDER FUND)
                      Virtus Alternatives Diversifier Fund
                                Virtus Bond Fund
                         Virtus CA Tax-Exempt Bond Fund
                       Virtus Global Infrastructure Fund
                        Virtus Global Opportunities Fund
                   Virtus Global Real Estate Securities Fund
                Virtus Greater Asia ex Japan Opportunities Fund
                   Virtus Greater European Opportunities Fund
                             Virtus High Yield Fund
                Virtus International Real Estate Securities Fund
                           Virtus Market Neutral Fund
                      Virtus Multi-Sector Fixed Income Fund
                        Virtus Senior Floating Rate Fund

TRUST NAME:                     September 30, 2009            (GRAPHIC)
VIRTUS OPPORTUNITIES TRUST                            (Eligible shareholders can
                                                        sign up for eDelivery
                                                            at Virtus.com

NOT FDIC INSURED                NO BANK GUARANTEE            MAY LOSE VALUE

                                TABLE OF CONTENTS

Message to Shareholders ...................................................    1
Disclosure of Fund Expenses ...............................................    2
Key Investment Terms and Footnote Legend ..................................    4

                                                                                                       SCHEDULE
                                                                                             FUND         OF
FUND                                                                                       SUMMARY   INVESTMENTS
----                                                                                       -------   -----------
   Virtus AlphaSector(SM) Allocation Fund ("AlphaSector(SM) Allocation Fund,"
      formerly "Virtus Wealth Guardian Fund") ..........................................       6          36
   Virtus AlphaSector(SM) Rotation Fund ("AlphaSector(SM) Rotation Fund,"
      formerly "Virtus Wealth Builder Fund") ...........................................       8          37
   Virtus Alternatives Diversifier Fund ("Alternatives Diversifier Fund") ..............      10          38
   Virtus Bond Fund ("Bond Fund") ......................................................      12          39
   Virtus CA Tax-Exempt Bond Fund ("CA Tax-Exempt Bond Fund") ..........................      14          43
   Virtus Global Infrastructure Fund ("Global Infrastructure Fund") ....................      16          45
   Virtus Global Opportunities Fund ("Global Opportunities Fund,"
      formerly "Virtus Worldwide Strategies Fund") .....................................      18          46
   Virtus Global Real Estate Securities Fund ("Global Real Estate Securities Fund") ....      20          48
   Virtus Greater Asia ex Japan Opportunities Fund
      ("Greater Asia ex Japan Opportunities Fund") .....................................      22          50
   Virtus Greater European Opportunities Fund ("Greater European Opportunities Fund") ..      24          52
   Virtus High Yield Fund ("High Yield Fund") ..........................................      26          53
   Virtus International Real Estate Securities Fund
      ("International Real Estate Securities Fund") ....................................      28          56
   Virtus Market Neutral Fund ("Market Neutral Fund") ..................................      30          57*
   Virtus Multi-Sector Fixed Income Fund ("Multi-Sector Fixed Income Fund") ............      32          60
   Virtus Senior Floating Rate Fund ("Senior Floating Rate Fund") ......................      34          67
Statements of Assets and Liabilities ...................................................                  70
Statements of Operations ...............................................................                  73
Statements of Changes in Net Assets ....................................................                  76
Financial Highlights ...................................................................                  82
Notes to Financial Statements ..........................................................                  94
Report of Independent Registered Public Accounting Firm ................................                 109
Tax Information Notice .................................................................                 110
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees ..........                 111
Results of Shareholder Meetings ........................................................                 116
Fund Management Tables .................................................................                 117

*    Schedule of Investments and Securities Sold Short.

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

     The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

     The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

(PHOTO OF GEORGE R. AYLWARD)

Investors who were calmed by the positive news from the financial markets in the second quarter of 2009 may have had a reason to regain some of their enthusiasm during the third quarter. There were numerous signs pointing to an end to the recession: gross domestic product grew by an annualized 3.5 percent, matching its average growth rate of the last 80 years; a measure of stability appeared in the housing market; consumer confidence inched up; and better-than-expected profits and rosier outlooks were reported by many corporations.

The capital markets continued their recovery during the quarter, with most major stock market indices up by double digits for the quarter. The S&P 500(R) Index was up 15.6 percent in the quarter and in late September was at its highest level in nearly a year. The Dow Jones Industrial Average(SM) increased 15.8 percent in the third quarter, and as of September 30 had improved by 13.5 percent for the year. These figures are even more encouraging when compared with market lows in early March and the double-digit losses both indices recorded during the first quarter of the year. Bonds also participated in the third-quarter rally, with the Barclays Capital U.S. Aggregate Bond Index ahead by 3.74 percent and the Barclays Capital U.S. Municipal Bond Index up 7.12 percent.

Although the Federal Open Market Committee acknowledged that "economic activity has picked up following its severe downturn," these recent gains should not unleash any 1990s-style market "exuberance." The strength and timing of a full recovery is yet to be realized. Unemployment rates that probably have not peaked remain a drag on consumer spending, and with an expected slowdown of the government's monetary and fiscal stimulus, some economists speculate that the growth from the second and third quarter may not be sustainable into next year.

These factors suggest this is an important time to rely on the experience of your personal financial adviser and the investment professionals who manage your assets in the Virtus Mutual Funds. We encourage you to carefully consider the commentary of our investment professionals on the following pages and meet with your adviser to review your portfolio and, when appropriate, adjust it to fit your current investment objectives and your tolerance for risk.

Our wide range of equity, fixed income, and alternative investments allow you to allocate your assets and design a portfolio tailored to your individual needs. Information about your investments is always available on our website, www.virtus.com, and from our customer service staff at 1-800-243-1574. While there are no guarantees in the world of investing, I can assure you that we will do our very best to meet your expectations.

On behalf of the entire team at Virtus Investment Partners, I thank you for entrusting your financial assets to us.

Sincerely,


/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

NOVEMBER 1, 2009

WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US AT www.virtus.com OR CALL OUR SHAREOWNER SERVICES GROUP, TOLL FREE, AT 1-800-243-1574.

PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

                           VIRTUS OPPORTUNITIES TRUST
                     (FORMERLY PHOENIX OPPORTUNITIES TRUST)
                           DISCLOSURE OF FUND EXPENSES
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009

     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (the "Fund") you may incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES

     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

                  Beginning           Ending         Annualized   Expenses Paid
                Account Value     Account Value       Expense         During
                April 1, 2009   September 30, 2009     Ratio         Period*
                -------------   ------------------   ----------   -------------
ALPHASECTOR(SM) ALLOCATION FUND++
ACTUAL
Class A           $1,000.00          $1,241.50          0.68%        $ 3.82
Class C            1,000.00           1,237.60          1.43           8.02
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,021.62          0.68           3.45
Class C            1,000.00           1,017.81          1.43           7.26
ALPHASECTOR(SM) ROTATION FUND++
ACTUAL
Class A           $1,000.00          $1,281.40          0.61%        $ 3.49
Class C            1,000.00           1,277.00          1.36           7.76
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,021.97          0.61           3.10
Class C            1,000.00           1,018.17          1.36           6.90
ALTERNATIVES DIVERSIFIER FUND
ACTUAL
Class A           $1,000.00          $1,253.20          0.28%        $ 1.58
Class C            1,000.00           1,250.10          1.03           5.81
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,023.65          0.28           1.42
Class C            1,000.00           1,019.84          1.03           5.23
BOND FUND
ACTUAL
Class A           $1,000.00          $1,108.70          0.85%        $ 4.49
Class B            1,000.00           1,104.70          1.57           8.28
Class C            1,000.00           1,104.40          1.58           8.34
Class I            1,000.00           1,110.20          0.57           3.02
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,020.75          0.85           4.32
Class B            1,000.00           1,017.10          1.57           7.97
Class C            1,000.00           1,017.05          1.58           8.02
Class I            1,000.00           1,022.18          0.57           2.89
CA TAX-EXEMPT BOND FUND
ACTUAL
Class A           $1,000.00          $1,099.10          0.85%        $ 4.47
Class I            1,000.00           1,100.60          0.60           3.16
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,020.75          0.85           4.32
Class I            1,000.00           1,022.02          0.60           3.05
GLOBAL INFRASTRUCTURE FUND
ACTUAL
Class A           $1,000.00          $1,246.60          1.37%        $ 7.72
Class C            1,000.00           1,242.60          2.12          11.92
Class I            1,000.00           1,248.40          1.12           6.31
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,018.12          1.37           6.95
Class C            1,000.00           1,014.31          2.12          10.76
Class I            1,000.00           1,019.38          1.12           5.69
GLOBAL OPPORTUNITIES FUND
ACTUAL
Class A           $1,000.00          $1,272.90          1.81%        $10.31
Class B            1,000.00           1,268.50          2.55          14.50
Class C            1,000.00           1,267.50          2.56          14.55
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,015.88          1.81           9.19
Class B            1,000.00           1,012.12          2.55          12.95
Class C            1,000.00           1,012.07          2.56          13.00

                           VIRTUS OPPORTUNITIES TRUST
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009

EXPENSE TABLE

                  Beginning           Ending         Annualized   Expenses Paid
                Account Value     Account Value       Expense         During
                April 1, 2009   September 30, 2009     Ratio         Period*
                -------------   ------------------   ----------   -------------
GLOBAL REAL ESTATE SECURITIES FUND
ACTUAL
Class A           $1,000.00          $1,663.30          1.40%        $ 9.35
Class C            1,000.00           1,657.60          2.15          14.32
Class I            1,000.00           1,666.10          1.15           7.69
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,017.96          1.40           7.11
Class C            1,000.00           1,014.16          2.15          10.91
Class I            1,000.00           1,019.23          1.15           5.84
GREATER ASIA EX JAPAN OPPORTUNITIES FUND+
ACTUAL
Class A           $1,000.00          $1,301.00          1.80%        $ 9.08
Class C            1,000.00           1,296.00          2.55          12.83
Class I            1,000.00           1,302.00          1.55           7.97
HYPOTHETICAL (5% RETURN BEFORE EXPENSES SINCE INCEPTION)
Class A            1,000.00           1,013.94          1.80           7.98
Class C            1,000.00           1,010.62          2.55          11.30
Class I            1,000.00           1,015.05          1.55           6.87
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,015.93          1.80           9.14
Class C            1,000.00           1,012.12          2.55          12.95
Class I            1,000.00           1,017.20          1.55           7.87
GREATER EUROPEAN OPPORTUNITIES FUND+
ACTUAL
Class A           $1,000.00          $1,297.00          1.45%        $ 7.30
Class C            1,000.00           1,293.00          2.20          11.06
Class I            1,000.00           1,298.00          1.20           6.04
HYPOTHETICAL (5% RETURN BEFORE EXPENSES SINCE INCEPTION)
Class A            1,000.00           1,015.49          1.45           6.43
Class C            1,000.00           1,012.17          2.20           9.75
Class I            1,000.00           1,016.60          1.20           5.32
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,017.71          1.45           7.36
Class C            1,000.00           1,013.90          2.20          11.17
Class I            1,000.00           1,018.98          1.20           6.09
HIGH YIELD FUND
ACTUAL
Class A           $1,000.00          $1,209.40          1.35%        $ 7.48
Class B            1,000.00           1,206.20          2.10          11.61
Class C            1,000.00           1,208.00          2.10          11.62
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,018.22          1.35           6.85
Class B            1,000.00           1,014.41          2.10          10.66
Class C            1,000.00           1,014.41          2.10          10.66
INTERNATIONAL REAL ESTATE SECURITIES FUND
ACTUAL
Class A           $1,000.00          $1,643.60          1.50%        $ 9.94
Class C            1,000.00           1,639.40          2.25          14.89
Class I            1,000.00           1,643.60          1.25           7.24
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,017.46          1.50           7.61
Class C            1,000.00           1,013.65          2.25          11.42
Class I            1,000.00           1,018.72          1.25           6.35

EXPENSE TABLE

                  Beginning           Ending         Annualized   Expenses Paid
                Account Value     Account Value       Expense         During
                April 1, 2009   September 30, 2009     Ratio         Period*
                -------------   ------------------   ----------   -------------
MARKET NEUTRAL FUND
ACTUAL
Class A           $1,000.00          $1,020.40          3.97%        $20.11
Class B            1,000.00           1,016.20          5.32          26.89
Class C            1,000.00           1,017.30          5.14          25.99
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,004.92          3.97          20.15
Class B            1,000.00             998.06          5.32          27.01
Class C            1,000.00             998.98          5.14          26.09
MULTI-SECTOR FIXED INCOME FUND
ACTUAL
Class A           $1,000.00          $1,295.00          1.12%        $ 6.44
Class B            1,000.00           1,290.50          1.86          10.68
Class C            1,000.00           1,291.20          1.87          10.74
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,019.38          1.12           5.69
Class B            1,000.00           1,015.63          1.86           9.44
Class C            1,000.00           1,015.58          1.87           9.49
SENIOR FLOATING RATE FUND
ACTUAL
Class A           $1,000.00          $1,217.60          1.20%        $ 6.67
Class C            1,000.00           1,213.20          1.95           9.46
Class I            1,000.00           1,217.90          0.95           5.28
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A            1,000.00           1,018.98          1.20           6.09
Class C            1,000.00           1,015.17          1.95           9.90
Class I            1,000.00           1,020.25          0.95           4.82

* Expenses are equal to the relevant Funds' annualized expense ratio which includes waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

+ Inception date is April 21, 2009. Expenses are equal to the Fund's annualized expense ratio, which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (160) expenses were accrued, then divided by 365 to reflect the period since inception.

     For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

++ If extraordinary expenses were excluded, actual and hypothetical expenses paid would be as follows:

                                 ACTUAL    HYPOTHETICAL
                                EXPENSES     EXPENSES
                                  PAID         PAID
                                --------   ------------
AlphaSector(SM) Allocation Fund
   Class A                        $3.26       $2.94
   Class C                         7.46        6.75
AlphaSector(SM) Rotation Fund
   Class A                         2.86        2.54
   Class C                         7.14        6.35

You can find more information about the Funds' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                    KEY INVESTMENT TERMS AND FOOTNOTE LEGEND

KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

ALPHASECTOR(SM) ALLOCATION FUND COMPOSITE INDEX

Effective September 29, 2009, the allocation is 75% S&P 500(R) Index and 25% Barclays Capital U.S. Aggregate Bond Index. For the period of October 1, 2008 to September 28, 2009, the composite index consisted of 60% S&P 500(R) Index and 40% Barclays Capital U.S. Aggregate Bond Index.

ALPHASECTOR(SM) ROTATION FUND COMPOSITE INDEX

Effective September 29, 2009, the index allocation is 70% S&P 500(R) Index and 30% Barclays Capital U.S. Aggregate Bond Index. For the period of October 1, 2008 to September 28, 2009, the composite index consisted of 80% S&P 500(R) Index and 20% Barclays Capital U.S. Aggregate Bond Index.

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX

The Barclays Capital California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis.

BARCLAYS CAPITAL HIGH YIELD BOND 2% ISSUER CAP INDEX

Barclays Capital High Yield Bond 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

CITIGROUP 90-DAY TREASURY BILLS INDEX

The Citigroup 90-Day Treasury Bills Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bills Index is an average of the last three three-month Treasury bill issues.

EXCHANGE-TRADED FUNDS (ETF)

Portfolios of stocks or bonds that track a specific market index.

FTSE EPRA NAREIT DEVELOPED RENTAL EX US INDEX

The FTSE EPRA NAREIT Developed Rental ex US Index is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with dividends reinvested.

FTSE EPRA NAREIT DEVELOPED RENTAL INDEX

The FTSE EPRA NAREIT Developed Rental Index is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with dividends reinvested.

FUND OF FUNDS

A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.

ISHARES

Represents shares of an open-end Exchange-Traded Fund.

JPMORGAN EMERGING MARKETS BOND INDEX PLUS

The JPMorgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

LONG POSITION ("LONG")

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security's value changes.

MSCI AC FAR EAST EX JAPAN INDEX (NET)

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of March 2008, the MSCI AC Far East ex Japan Index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

MSCI EAFE(R) INDEX

MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI EUROPE INDEX (NET)

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

MSCI WORLD(SM) INDEX (NET)

A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

MSCI WORLD INFRASTRUCTURE SECTOR CAPPED INDEX

MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index.

PIK (PAYMENT-IN-KIND SECURITY)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P/LSTA U.S. LEVERAGED LOAN INDEX

The S&P/LSTA U.S. Leveraged Loan Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

SHORT POSITION ("SHORT")

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

FOOTNOTE LEGEND

(1) Federal Income Tax Information: For tax information at September 30, 2009, see the Federal Income Tax Information Note 13 in the Notes to Financial Statements.

(2)  Non-income producing.

(3) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See the table below.

                                  Market Value
                                 ($ reported in      % of
Fund                                thousands)    Net Assets
----                             --------------   ----------
Bond Fund                            $11,447          5.1%
High Yield Fund                       14,875         16.0%
Multi-Sector Fixed Income Fund        36,608         20.7%
Senior Floating Rate Fund              3,521          6.3%

(5) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(6)  Illiquid security.

(7)  Escrowed to maturity.

(8) Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

(9) At September 30, 2009, the concentration of the Fund's investments by state or territory determined as a percentage of net assets is as follows:
     California 97.1%. At September 30, 2009, 65.0% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC 41.5%, NATL-RE 28.7%, AMBAC 12.8%, FSA 10.2%, and GNMA 10.2%.

(10) All or a portion segregated as collateral.

(11) Affiliated Fund.

(12) Security in default.

(13) Shares traded on NYSE.

(14) Shares traded on Toronto exchange.

(15) Illiquid and restricted. See Note 7 in the Notes to Financial Statements.

                                                                 TICKER SYMBOLS:
                                                                 Class A: PSWAX
                                                                 Class C: PSWCX

ALPHASECTOR(SM) ALLOCATION FUND

- ALPHASECTOR(SM) ALLOCATION FUND (THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation and current income.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 1.33%; Class C shares returned 0.59%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 10.56%; and the AlphaSector(SM) Allocation Fund Composite Index, the Fund's style-specific benchmark, returned 0.59%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The S&P 500(R) Index declined precipitously after the collapse of Lehman and continued to trade lower until early March of 2009. The twelve month period of September 30, 2008 to September 30, 2009 is marked by two distinct periods: the big bear move and the big bull move. For the entire period, the market was down slightly, so as a snapshot it would appear not much happened, but that belies the brutality of the move downward, followed by the power of the move up. During the period from late September 2008 until early March 2009 all assets with any perceived risk, be it corporate bonds, commodities, REITs, stocks, were all sold by investors in a classic "elephant through a key hole" way, thus the volatility and magnitude of the move was nothing short of stunning. Finally, some slightly better than expected economic data, and ultimately the end of selling pressure, helped the market find footing in early March. The easy Fed policy combined with massive fiscal spending from the Federal Government helped fuel a bull move that remains in place. As of September 30, 2009 the market had almost recouped its one year loss.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Overall, any asset that did not explicitly have the "full faith and credit" of the U.S. Government went down in value. As a diversified fund of funds, the Wealth Guardian Fund, now the Virtus Alpha-Sector(SM) Allocation Fund, was similarly affected by the dramatic sell-off across asset classes. Even non-Treasury bonds, generally seen as less "risky" than stocks, had a terrible time during the early half of the reporting period, but similar to stocks in the latter half, have recovered sharply. Stocks, regardless of market capitalization, growth or value, also were a tale of two distinct moves: the big bear and then the recovery. As a result, the Fund performed very similarly to its index for most of the time period.

LACK OF LIQUIDITY IN AN ETF COULD RESULT IN ITS VALUE BEING MORE VOLATILE THAN THE UNDERLYING PORTFOLIO OF SECURITIES. SECTOR ETFS ARE SUBJECT TO SECTOR RISKS AND NON-DIVERSIFICATION RISKS, WHICH MAY RESULT IN GREATER PRICE FLUCTUATIONS THAN THE OVERALL MARKET. BECAUSE THE FUND INVESTS IN ETFS, IT INDIRECTLY BEARS ITS PROPORTIONATE SHARE OF THE OPERATING EXPENSES OF THE UNDERLYING FUNDS. INDIRECTLY, THE FUND IS SUBJECT TO ALL RISKS ASSOCIATED WITH THE UNDERLYING ETFS. THE GUARANTEE ON U.S. GOVERNMENT SECURITIES APPLIES ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO, AND NOT TO THE VALUE OF THE FUND'S SHARES. CREDIT RISK REFERS TO THE POSSIBILITY THAT AN ISSUER OF A SECURITY WILL NOT BE ABLE TO MAKE PRINCIPAL AND INTEREST PAYMENTS IN A TIMELY MANNER. THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. THE PRINCIPAL ON MORTGAGE- OR ASSET-BACKED SECURITIES MAY NORMALLY BE PREPAID AT ANY TIME, WHICH WILL REDUCE THE YIELD AND MARKET VALUE OF THESE SECURITIES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                                    Inception   Inception
                                                1 year   5 years   to 9/30/09      Date
                                                ------   -------   ----------   ---------
CLASS A SHARES AT NAV(2)                          1.33%   2.11%       3.45%      8/01/03
CLASS A SHARES AT POP(3, 4)                      -4.49    0.90        2.46       8/01/03
CLASS C SHARES AT NAV(2)                          0.59    1.34        2.68       8/01/03
CLASS C SHARES WITH CDSC(4)                       0.59    1.34        2.68       8/01/03
S&P 500(R) INDEX                                 -6.91    1.01        3.28       8/01/03
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX       10.56    5.13        5.31       8/01/03
ALPHASECTOR(SM) ALLOCATION FUND
   COMPOSITE INDEX                                0.59    2.94        4.36       8/01/03

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.14%, NET 1.05%; C SHARES: GROSS 1.89%, NET 1.80%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 10/1/09. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on August 1, 2003 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

                                                                 AlphaSector(SM)
             Virtus AlphaSector(SM)    Virtus AlphaSector(SM)      Allocation                         Barclays Capital U.S.
            Allocation Fund Class A   Allocation Fund Class C   Linked Benchmark   S&P 500(R) Index   Aggregate Bond Index
            -----------------------   -----------------------   ----------------   ----------------   ---------------------
 8/1/2003             9425                     10000                  10000              10000                10000
9/30/2003             9604                     10170                  10252              10191                10338
9/30/2004            10469                     11011                  11256              11603                10718
9/30/2005            11299                     11798                  12211              13024                11018
9/29/2006            12112                     12551                  13180              14430                11422
9/28/2007            13641                     14032                  14747              16802                12009
9/30/2008            11466                     11703                  12935              13109                12447
9/30/2009            11618                     11772                  13011              12204                13761

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Exchange-Traded Funds          75%
Domestic Fixed Income Funds    25
                              ---
Total                         100%
                              ===

       For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: PWBAX
                                                                 Class C: PWBCX

ALPHASECTOR(SM) ROTATION FUND

- ALPHASECTOR(SM) ROTATION FUND (THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned -2.81%; Class C shares returned -3.41%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 10.56%; and the AlphaSector(SM) Rotation Fund Composite Index, the Fund's style-specific benchmark, returned -2.80%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The S&P 500(R) Index declined precipitously after the collapse of Lehman and continued to trade lower until early March of 2009. The twelve month period of September 30, 2008 to September 30, 2009 is marked by two distinct periods: the big bear move and the big bull move. For the entire period, the market was down slightly, so as a snapshot it would appear not much happened, but that belies the brutality of the move downward, followed by the power of the move up. During the period from late September 2008 until early March 2009 all assets with any perceived risk, be it corporate bonds, commodities, REITs, stocks, were all sold by investors in a classic "elephant through a key hole" way, thus the volatility and magnitude of the move was nothing short of stunning. Finally, some slightly better than expected economic data, and ultimately the end of selling pressure, helped the market find footing in early March. The easy Fed policy combined with massive fiscal spending from the Federal Government helped fuel a bull move that remains in place. As of September 30, 2009 the market had almost recouped its one year loss.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Overall, any asset that did not explicitly have the "full faith and credit" of the U.S. Government went down in value. As a diversified fund of funds, the Wealth Builder Fund, now the Virtus Alpha-Sector(SM) Rotation Fund, was similarly affected by the dramatic sell-off across asset classes. REITs and Stocks, regardless of market capitalization, growth or value, also were a tale of two distinct moves: the big bear and then the recovery. As a result, the Fund performed very similarly to its index for most of the time period.

     LACK OF LIQUIDITY IN AN ETF COULD RESULT IN ITS VALUE BEING MORE VOLATILE THAN THE UNDERLYING PORTFOLIO OF SECURITIES. SECTOR ETFS ARE SUBJECT TO SECTOR RISKS AND NON-DIVERSIFICATION RISKS, WHICH MAY RESULT IN GREATER PRICE FLUCTUATIONS THAN THE OVERALL MARKET. BECAUSE THE FUND INVESTS IN ETFS, IT INDIRECTLY BEARS ITS PROPORTIONATE SHARE OF THE OPERATING EXPENSES OF THE UNDERLYING FUNDS. INDIRECTLY, THE FUND IS SUBJECT TO ALL RISKS ASSOCIATED WITH THE UNDERLYING ETFS. THE GUARANTEE ON U.S. GOVERNMENT SECURITIES APPLIES ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO, AND NOT TO THE VALUE OF THE FUND'S SHARES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                                    Inception   Inception
                                                1 year   5 years   to 9/30/09      Date
                                                ------   -------   ----------   ---------
CLASS A SHARES AT NAV(2)                         -2.81%   1.56%       3.09%      8/01/03
CLASS A SHARES AT POP(3, 4)                      -8.40    0.36        2.11       8/01/03
CLASS C SHARES AT NAV(2)                         -3.41    0.82        2.35       8/01/03
CLASS C SHARES WITH CDSC(4)                      -3.41    0.82        2.35       8/01/03
S&P 500(R) INDEX                                 -6.91    1.01        3.28       8/01/03
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX       10.56    5.13        5.31       8/01/03
ALPHASECTOR(SM) ROTATION FUND COMPOSITE
   INDEX                                         -2.80    2.08        3.91       8/01/03

FUND EXPENSE RATIOS(5): A SHARES: 1.18%; C SHARES: 1.93%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 10/1/09. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on August 1, 2003 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.


                               (PERFORMANCE GRAPH)

                                                                                                          AlphaSector(SM)
            Virtus AlphaSector(SM)   Virtus AlphaSector(SM)                      Barclays Capital U.S.       Rotation
            Rotation Fund Class A    Rotation Fund Class C    S&P 500(R) Index   Aggregate Bond Index    Linked Benchmark
            ----------------------   ----------------------   ----------------   ---------------------   ----------------
 8/1/2003            9425                     10000                 10000                10000                10000
9/30/2003            9538                     10100                 10191                10338                10221
9/30/2004           10528                     11074                 11603                10718                11431
9/30/2005           11576                     12084                 13024                11018                12616
9/29/2006           12603                     13063                 14430                11422                13797
9/28/2007           14567                     14999                 16802                12009                15751
9/30/2008           11702                     11946                 13109                12447                13038
9/30/2009           11374                     11538                 12204                13761                12672

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Exchange-Traded Funds   100%
                        ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: PDPAX
                                                                  Class C: PDPCX

ALTERNATIVES DIVERSIFIER FUND

- ALTERNATIVES DIVERSIFIER FUND (THE "FUND") is diversified and has an investment objective of long-term capital appreciation.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned -10.00%; Class C shares returned -10.55%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- A year ago September, the US stock market was in the midst of the worst down-turn since the 1930's. The last leg down in the S&P 500 pushed the index from 1166 at the close September 30, 2008, to 676 at the low on March 9, 2009. Subsequently the market recovered dramatically to end September 30, 2009 at 1057, a substantial rally to be sure. The sell-off during the fall of 2008 and into the winter of 2009, caused virtually all asset classes, with the exception of Treasury notes, bills and bonds, to become highly correlated. In other words, they all dropped dramatically in value. Whether an investor was in stocks, real estate, commodities, credit product or basically anything, it went down in value as there was a liquidation of every and all assets that had any perceived risk. By March, most of the forced liquidations had occurred, and there were some signs that an economic recovery could occur. At that point the market turned higher, and much the same as we experienced a melt-down in prices, now investors are scrambling to get back into the market and recover earlier losses.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The increase in correlations across virtually all asset classes caused the fund to perform very similarly to the stock market. While over time the individual investments in the funds and ETFs specific to the Diversifier have a relatively low correlation to the stock market, the correlation patterns do not work out all the time. The fund's investment in REITs, commodities and commodity stocks all went down along side the market during the sell-off. As the broad market recovered, these asset classes did as well, thus the fund has made up a chunk of its losses.

     INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. CONCENTRATING INVESTMENTS IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, PROPERTY VALUE CHANGES AND MANAGEMENT SKILL. THE FUND'S USE OF ASSET CLASS ALLOCATIONS DOES NOT ASSURE OR GUARANTEE BETTER PERFORMANCE AND CANNOT ELIMINATE THE RISK OF INVESTMENT LOSS. BEFORE INVESTING, YOU SHOULD CAREFULLY READ THE APPLICABLE RISK DISCLOSURE FOR EACH OF THE UNDERLYING VIRTUS MUTUAL FUNDS, WHICH CAN BE FOUND IN THE CURRENT PROSPECTUS. LACK OF LIQUIDITY IN AN ETF COULD RESULT IN ITS VALUE BEING MORE VOLATILE THAN THE UNDERLYING PORTFOLIO OF SECURITIES. SECTOR ETFS ARE SUBJECT TO SECTOR RISKS AND NON-DIVERSIFICATION RISKS, WHICH MAY RESULT IN GREATER PRICE FLUCTUATIONS THAN THE OVERALL MARKET. BECAUSE THE FUND INVESTS IN ETFS, IT INDIRECTLY BEARS ITS PROPORTIONATE SHARE OF THE OPERATING EXPENSES OF THE UNDERLYING FUNDS. INDIRECTLY, THE FUND IS SUBJECT TO ALL RISKS ASSOCIATED WITH THE UNDERLYING ETFS. INVESTING IN FUNDS THAT USE LEVERAGE, SHORT SELLING, FUTURES, OPTIONS AND/OR DERIVATIVES MAY EXPOSE THE FUND TO ADDITIONAL RISKS. COMMODITY OR COMMODITY-RELATED EQUITY PRICES MAY FLUCTUATE WIDELY OVER SHORT TIME PERIODS.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                        Inception   Inception
                              1 year   to 9/30/09      Date
                              ------   ----------   ---------
CLASS A SHARES AT NAV(2)      -10.00%     -0.16%     11/30/05
CLASS A SHARES AT POP(3, 4)   -15.17      -1.69      11/30/05
CLASS C SHARES AT NAV(2)      -10.55      -0.89      11/30/05
CLASS C SHARES WITH CDSC(4)   -10.55      -0.89      11/30/05
S&P 500(R) INDEX               -6.91      -2.20      11/30/05

FUND EXPENSE RATIOS(5): A SHARES: GROSS 0.75%, NET 0.45%; C SHARES: GROSS 1.50%, NET 1.20%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 10/1/09. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER AND EXCLUDING EXTRAORDINARY EXPENSES. GROSS EXPENSE:
     DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

              Virtus Alternatives         Virtu
                Diversifier Fund    Diversifier Fund   S&P 500(R)
                    Class A              Class C          Index
              -------------------   ----------------   ----------
11/30/2005            9425                10000           10000
 9/29/2006           10059                10606           10855
 9/28/2007           11431                11965           12640
 9/30/2008           10409                10803            9862
 9/30/2009            9368                 9663            9181

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Exchange-Traded Funds    33%
Domestic Equity Funds    30
Foreign Equity Funds     27
Fixed Income Funds       10
                        ---
Total                   100%
                        ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: SAVAX
                                                                  Class B: SAVBX
                                                                  Class C: SAVCX
                                                                  Class I: SAVYX

BOND FUND

- BOND FUND (THE "FUND") is diversified and has an investment objective of high total return from both current income and capital appreciation.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 13.12%, Class B shares returned 12.23%, Class C Shares returned 12.19% and Class I shares returned 13.34%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 10.56%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The global credit emergency produced a worldwide recession in 2009 as quarterly U.S. GDP plummeted by -5.4% and -6.4% in Q4 08 and Q1 09 respectively. Massive monetary stimulus began to revive the economy in Q2 09, with GDP rebounding to positive territory by the end the September quarter.

- The markets reflected these two extremes over the course of the fiscal year. Risk markets, especially corporate credit, sold off violently in the first half of the fiscal year. This pattern reversed completely in March 2009, as corporate bonds, both investment grade and high yield, enjoyed explosive returns.

- The risk rally left government guaranteed and government related debt without sponsorship, limiting the performance of these defensive market sectors.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- While exposure to corporate credit had a negative impact on performance during the first six months of the fiscal year, the Fund avoided any corporate defaults and virtually eliminated exposure to the plummeting commercial real estate. Underweights to risk free Treasuries and agency MBS inhibited returns during this period.

- An increase in high yield exposure, combined with the initiation of a CMBS overweight, contributed the most to the Fund's performance during the last two quarters of the fiscal year. The high yield component of the portfolio returned 39% for the half-year, while high grade corporate bonds generated a 22% total return during the period.

- The Fund's underweight to U.S. Treasuries, and agency mortgage backed securities was a positive during the back half of the year, as these sectors languished.

- Over the full year, a credit overweight, nimble trading of CMBS and MBS, and an underweight to U.S. Treasuries produced roughly 200 basis points of excess return over the benchmark.

     THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. THE PRINCIPAL ON MORTGAGE- OR ASSET-BACKED SECURITIES MAY NORMALLY BE PREPAID AT ANY TIME, WHICH WILL REDUCE THE YIELD AND MARKET VALUE OF THESE SECURITIES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                             1 year   5 years   10 years
                                             ------   -------   --------
CLASS A SHARES AT NAV(2)                     13.12%    4.38%      5.52%
CLASS A SHARES AT POP(3)                      7.75     3.37       5.01
CLASS B SHARES AT NAV(2)                     12.23     3.59       4.73
CLASS B SHARES WITH CDSC(4)                   8.23     3.59       4.73
CLASS C SHARES AT NAV(2)                     12.19     3.60       4.74
CLASS C SHARES WITH CDSC(4)                  12.19     3.60       4.74
CLASS I SHARES AT NAV                        13.34     4.66       5.82
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX   10.56     5.13       6.30

FUND EXPENSE RATIOS(5): A SHARES: 1.12%; B SHARES: 1.87%;
                        C SHARES: 1.87%; I SHARES: 0.87%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5)  PER PROSPECTUS EFFECTIVE 5/29/09.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

                                                                        Barclays Capital
             Virtus Bond    Virtus Bond    Virtus Bond    Virtus Bond    U.S. Aggregate
            Fund Class A   Fund Class B   Fund Class C   Fund Class I      Bond Index
            ------------   ------------   ------------   ------------   ----------------
9/30/1999        9525          10000          10000          10000            10000
9/29/2000       10081          10506          10512          10617            10699
9/28/2001       11043          11417          11422          11662            12085
9/30/2002       11650          11968          11973          12355            13124
9/30/2003       12615          12858          12861          13414            13834
9/30/2004       13161          13313          13316          14024            14343
9/30/2005       13443          13493          13496          14365            14744
9/30/2006       13915          13871          13873          14917            15285
9/30/2007       14484          14323          14324          15561            16070
9/29/2008       14413          14147          14161          15536            16657
9/28/2009       16305          15877          15888          17608            18415

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Corporate Bonds                                 40%
   Financials                             17%
   Telecommunication Services              5
   Consumer Staples                        4
   Consumer Discretionary                  3
   All other sectors                      11
Mortgage-Backed Securities                      36
U.S. Government Securities                      17
Municipal Bonds                                  1
Other (includes short-term investments)          6
                                               ---
Total                                          100%
                                               ===

   For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: CTESX
CA TAX-EXEMPT BOND FUND                                          Class I: CTXEX

- CA TAX-EXEMPT BOND FUND (THE "FUND") is diversified and has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 12.31% and Class I shares returned 12.50%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 10.56%; the Barclays Capital California Municipal Bond Index, the Fund's style-specific benchmark, returned 14.35%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The municipal bond market is staging a rebound so far in 2009 after suffering through one of the most challenging periods since the Great Depression. Increased retail investment, solid price performance, helpful government intervention, and a thaw in the market for new issuances are the main areas of improvement experienced so far this year. Through the first nine months of 2009, retail open-end municipal bond funds have experienced record inflows and individual purchases municipal bonds have been extremely strong as investors look to the municipal bond market for principal protection and income exempt from taxes. The market has also been buoyed by the Build America Bond (BAB) program. BABs allow issuers an alternative to the tax-exempt market for the financing of infrastructure development. BABs issues are taxable municipal bonds, but the issuer receives a 35% subsidy for the cost of interest from the Federal Government. So, after factoring in the 35% interest cost subsidy to the issuer, the cost of capital for deals issued to date has been well below what the issuers would have paid in the tax-exempt marketplace. The general effect of this program has been an overall improvement in the price of most high quality municipal bonds, due in part from the decline in the supply of traditional tax-exempt issuance now being issued as BABs. Despite this lower amount of traditional tax-exempt new issuance through the first nine months of 2009 compared to the same period last year, market technicals are healthy as investors are more willing to own municipal bonds and issuers are finding the cost of capital to be acceptable compared to late 2008. However, growing concerns surrounding the fiscal challenges facing all municipalities could derail these areas of improvement, especially if economic conditions worsen or fail to improve in the near term.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund's high quality focus hurt relative performance through the first nine months of 2009 as lower quality bonds bounced off their extreme lows at the start of the year. Investors are more comfortable owning municipal bonds and are beginning to venture into the single-A and BBB rated issues in some areas of the market as overall interest rates have declined and investors are searching for higher yields. This trend has impacted performance so far in 2009. This performance from lower quality issues is not a major fundamental improvement, but instead a reversal of the very poor technical conditions that existed for much of 2008. While the Fund's absolute returns are solidly positive, it could not keep pace with the improvement in prices of lower quality bonds. While the Fund's exposure to healthcare and tobacco securities have performed very well through the first nine months of the year, our overall focus on higher quality bonds will generally result in less exposure to these riskier sectors than our peers. The Fund did benefit from purchases of high quality zero-coupon bonds during the year. While mostly out of favor for the first half of the year, this structure has experienced solid price appreciation during the past three months as investor selling has subsided and relative spreads are attracting market participants.

     A FUND THAT CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE WILL BE MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS LOCATED IN THAT STATE THAN WOULD A MORE GEOGRAPHICALLY DIVERSE PORTFOLIO OF SECURITIES. A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. INVESTING IN MUNICIPAL BONDS INVOLVES MARKET RISK AND CREDIT RISK. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES.

   For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                                                  Inception   Inception
                                                   1 year   5 years   10 years   to 9/30/09      Date
                                                   ------   -------   --------   ----------   ---------
CLASS A SHARES AT NAV(2)                           12.31%    3.76%      4.87%         --            --
CLASS A SHARES AT POP(3, 4)                         6.97     2.76       4.36          --            --
CLASS I SHARES AT NAV                              12.50       --         --        4.15%      9/29/06
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX         10.56     5.13       6.30        6.40       9/29/06
BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX   14.35     4.72       5.69        4.64       9/29/06

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.01%, NET 0.85%;
                        I SHARES: GROSS 0.76%, NET 0.60%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO CERTAIN REDEMPTIONS OF CLASS A SHARES MADE WITHIN ONE YEAR FOLLOWING PURCHASES ON WHICH A FINDER'S FEE HAS BEEN PAID.

(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

              Virtus CA    Barclays Capital      Barclays
             Tax-Exempt       California          Capital
                Bond           Municipal      U.S. Aggregate
            Fund Class A      Bond Index        Bond Index
            ------------   ----------------   --------------
9/30/1999        9525            10000             10000
9/29/2000       10171            10708             10699
9/28/2001       11120            11755             12085
9/30/2002       12169            12770             13123
9/30/2003       12323            13081             13834
9/30/2004       12753            13811             14343
9/30/2005       13145            14509             14744
9/29/2006       13679            15177             15285
9/28/2007       13929            15628             16070
9/30/2008       13659            15213             16656
9/30/2009       15340            17395             18415

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Pre-Refunded                               27%
General Obligation                         19
General Revenue                            19
Medical Revenue                             8
Water & Sewer Revenue                       8
Development Revenue                         6
Education Revenue                           3
Other (includes short-term investments)    10
                                          ---
Total                                     100%
                                          ===

   For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: PGUAX
                                                                 Class C: PGUCX
GLOBAL INFRASTRUCTURE FUND                                       Class I: PGIUX

- GLOBAL INFRASTRUCTURE FUND (THE "FUND") is diversified and has an investment objective of seeking both capital appreciation and current income.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned -4.76%; Class C shares returned -5.49%; Class I shares returned -4.54%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%; MSCI World Infrastructure Sector Capped Index, the Fund's style-specific benchmark appropriate for comparison, returned -2.24%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- Extreme volatility defined the market during the Fund's fiscal year ended September 30, 2009. In the first half of the fiscal year, markets were quite difficult. Communications and utilities showed their traditional defensiveness, outperforming the broader market. The energy and transportation sectors reflected concerns about economic weakness.

- The strong market rally that began in March 2009 continued throughout the second half of the fiscal year ended September 30, 2009. Sector rotation to higher beta names hurt the Fund's performance relative to the broader market, as our defensive stance over the last six months was unhelpful. Sectors geared to an economic recovery did well (i.e., transportation and energy), while the defensiveness of utilities were out of favor.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The difficult relative performance of the last fiscal quarter resulted in underperformance versus the benchmark for the full year ended September 30, 2009. Stock selection in the communications and utilities sectors contributed to the Fund's relative underperformance, as the Fund maintained a defensive posture through most of the powerful rally that began in March 2009. However, stock selection in the transportation sector combined with an overweight position in the second half of the fiscal year was a positive contributor to performance.

- Looking at regional contributions, stock selection in the Fund's North American holdings was a detractor to relative performance, as a result of the defensive stance in communications and utilities. The Fund's underweight in Asia continued to contribute to relative performance.

INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. INFRASTRUCTURE RELATED ENTITIES ARE SUBJECT TO FACTORS THAT MAY ADVERSELY AFFECT THEIR BUSINESS INCLUDING GOVERNMENT POLICIES AND REGULATION. INVESTING IN FUNDS THAT USE LEVERAGE, SHORT SELLING, FUTURES, OPTIONS AND/OR DERIVATIVES MAY EXPOSE THE FUND TO ADDITIONAL RISKS. BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                          Inception   Inception
                                                1 year   to 9/30/09      Date
                                                ------   ----------   ---------
CLASS A SHARES AT NAV(2)                         -4.76%      4.42%     12/30/04
CLASS A SHARES AT POP(3, 4)                     -10.24       3.12      12/30/04
CLASS C SHARES AT NAV(2)                         -5.49       3.64      12/30/04
CLASS C SHARES WITH CDSC(4)                      -5.49       3.64      12/30/04
CLASS I SHARES AT NAV                            -4.54     -16.58        6/6/08
S&P 500(R) INDEX                                 -6.91     NOTE 5        NOTE 5
MSCI WORLD INFRASTRUCTURE SECTOR CAPPED INDEX    -2.24     NOTE 6        NOTE 6

FUND EXPENSE RATIOS(7): A SHARES: 1.22%; C SHARES: 1.97%, I SHARES: 0.97%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS -0.76% FOR CLASS A AND CLASS C (SINCE 12/30/04) AND -15.32% FOR CLASS I (SINCE 6/6/08).

(6) INDEX PERFORMANCE IS 5.40% FOR CLASS A AND CLASS C (SINCE 12/30/04) AND -16.19% FOR CLASS I (SINCE 6/6/08).

(7)  PER PROSPECTUS EFFECTIVE 3/2/09.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 30, 2004 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

                Virtus          Virtus                      MSCI World
                Global          Global                    Infrastructure
            Infrastructure  Infrastructure   S&P 500(R)    Sector Capped
             Fund Class A    Fund Class C      Index          Index
             ------------    -------------   ----------    -------------
12/30/2004        9425           10000          10000          10000
 9/30/2005       10378           10959          10291          11567
 9/29/2006       11381           11911          11401          12702
 9/28/2007       14405           14964          13276          15986
 9/30/2008       12153           12543          10358          13131
 9/30/2009       11574           11855           9643          12837

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Telecommunication Services                 34%
Utilities                                  30
Energy                                     15
Industrials                                15
Other (includes short-term investments)     6
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: NWWOX
                                                                 Class B: WWOBX
GLOBAL OPPORTUNITIES FUND                                        Class C: WWOCX

- GLOBAL OPPORTUNITIES FUND (THE "FUND") is diversified and has an investment objective of capital appreciation.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned -13.53%, Class B shares returned -14.10%, and Class C Shares returned -14.16%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%, and the MSCI World(SM) Index (Net), the Fund's style-specific benchmark appropriate for comparison, returned -2.29%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

-    The risk rally persisted throughout most of the Fund's fiscal year.

- Late in fiscal period, there were signs that riskier investments might be losing their appeal. If this proves out, higher quality names may benefit.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Overall the valuation gap affected performance negatively during the period. The market's infatuation with lower quality, more cyclical names should diminish.

- During the past twelve months, the Fund's exposure to the Consumer Staples sector has increased. The sector made a strong positive contribution to relative performance during the period.

- The Fund continues to limit exposure to financial companies, which hurt relative performance. Sector specific issues, including lack of clarity, poor transparency, a changing regulatory framework, and questionable ability to drive earnings, informed our decisions in this sector.

- The Fund's out-of-index position in India hurt relative performance during the period, although our holdings in the country made attractive contributions to absolute performance.

INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                              1 year   5 years   10 years
                              ------   -------   --------
CLASS A SHARES AT NAV(2)      -13.53%    0.27%    -0.31%
CLASS A SHARES AT POP(3, 4)   -18.50    -0.91     -0.90
CLASS B SHARES AT NAV(2)      -14.10    -0.43     -1.03
CLASS B SHARES WITH CDSC(4)   -17.50    -0.43     -1.03
CLASS C SHARES AT NAV(2)      -14.16    -0.46     -1.05
CLASS C SHARES WITH CDSC(4)   -14.16    -0.46     -1.05
S&P 500(R) INDEX               -6.91     1.01     -0.15
MSCI WORLD(SM) INDEX (NET)     -2.29     3.51      0.92

FUND EXPENSE RATIOS(5): A SHARES: 1.65%, B SHARES: 2.40%, C SHARES: 2.40%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5)  PER PROSPECTUS EFFECTIVE 3/2/09.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

            Virtus Global   Virtus Global   Virtus Global
            Opportunities   Opportunities   Opportunities   S&P 500(R)    MSCI World
             Fund Class A    Fund Class B    Fund Class C     Index      Index (Net)
            -------------   -------------   -------------   ----------   -----------
9/30/1999        9425           10000           10000          10000        10000
9/29/2000       10784           11364           11367          11337        10816
9/28/2001        7766            8113            8121           8317         7772
9/30/2002        6526            6778            6783           6614         6281
9/30/2003        7864            8091            8086           8229         7876
9/30/2004        9016            9212            9211           9370         9223
9/30/2005       10839           10993           10983          10517        10969
9/29/2006       12556           12643           12638          11653        12524
9/28/2007       15208           15195           15188          13568        15166
9/30/2008       10569           10495           10487          10586        11216
9/30/2009        9139            9016            9002           9855        10959

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Consumer Staples                           42%
Health Care                                19
Information Technology                     10
Utilities                                   7
Consumer Discretionary                      4
Energy                                      4
Financials                                  4
Other (includes short-term investments)    10
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: VGSAX
                                                                 Class C: VGSCX
GLOBAL REAL ESTATE SECURITIES FUND                               Class I: VGISX

- GLOBAL REAL ESTATE SECURITIES FUND (THE "FUND") is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

- For the fiscal period March 2, 2009 (inception date) through September 30, 2009, the Fund's Class A shares at NAV returned 83.30%*; Class C shares returned 82.50%*; Class I shares returned 83.60%*. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 52.89%*, and the FTSE EPRA/NAREIT Developed Rental Index, the Fund's style-specific benchmark appropriate for comparison, returned 89.33%*.

*    Returns less than one year are not annualized.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The Fund will complete its first full fiscal year in 2010. The first half of the fiscal year was characterized by a rapidly deteriorating global economy on the back of a credit crisis that originated in debt markets for single-family home loans and spread to every area of the debt capital markets. Thus, leverage became a very dirty word and global real estate fundamentals took a back seat to balance sheet capacity and access to liquidity. Given that global real estate companies by their nature have above average leverage relative to the broader global equity markets and rely on a functioning debt capital market to run their business, global real estate securities were one of the largest casualties of the worsening credit crisis and resultant rise in risk premiums and debt capital costs during the fourth quarter of 2008 and first quarter of 2009.

- During the second half of the fiscal year the market had its gaze affixed upon the beauty of "green-shoots" or those early signs of recovery that began to spring-up post two very dismal quarters of global economic performance.

     Consistent with this view, risk premiums contracted substantially, creating an environment that favored higher risk asset classes (e.g. emerging market equities, small cap equities, etc...) and the more market sensitive or higher beta securities within these asset classes. Thus, those securities that only as recently as the first quarter of 2009 would have been considered weeds in need of removal, became sweet smelling roses within your portfolio. As this more optimistic reading of the landscape became firmly rooted, global real estate equity markets blossomed; posting one of their strongest six months of total return performance on record. Many global real estate companies took advantage of this ebullience by issuing new equity to help reposition their balance sheets.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund will complete its first full fiscal year in 2010. The March 2009 inception date for the Fund basically coincided with the bottom in the global real estate equity markets and the broader global equities markets. Accordingly, the since inception total returns for the Fund have been significant and ahead of the broader equity markets. However, the since inception total returns have lagged the Fund's benchmark largely due to the performance in the first three and a half months of the less than seven month period being evaluated here. During the abbreviated period, the Fund maintained an average overweight allocation to the U.S. which helped, while the security selection within the U.S. tied to our GARP (growth-at-a-reasonable-price) style detracted as it did in some other countries. On an ex-U.S. basis, the Fund was on average collectively underweight the other countries. The largest negative impact on Fund performance relative to its benchmark was the Fund's residual cash position that averaged roughly 2.75% since inception. Australia, the U.S., the U.K., and Japan were the greatest detractors of performance on a country basis. The negative impact from Australia was largely driven by stock selection and to a lesser extent allocation. For the U.K., the negative impact was balanced between stock selection and allocation, and for Japan the negative impact was driven by stock selection and partially offset by a benefit in allocation. Of the contributing countries, Belgium's lack of allocation by the Fund helped the most followed by Canada, for both allocation and selection, and Italy due its lack of allocation.

- Going forward, with the return of liquidity to the debt capital markets and better positioned balance sheets among the publicly traded global real estate companies, we are poised to move into the next phase of the real estate capital market cycle. No longer will the primary focus be on selling assets or issuing equity to repair broken balance sheets, but rather on returning to the more virtuous cycle of raising capital to make acquisitions at positive spreads to underlying cost of capital and growing cash flow per share and ultimately dividends.

- As long-term investors in global real estate equities, with an emphasis on growth-at-a-reasonable-price, we anxiously await the emergence of this cycle. However, patience will be required; though the capital markets appear to be cooperative, the expected sellers of assets, namely, the Banks and other over-leveraged owners of real estate assets, have been slow to come to the table. This speaks to the much heard phrases today of "kicking the can down the road" and "extend and pretend." Regardless, given the sheer volume of real estate transactions that took place during the years 2005 - 2007 at peak prices utilizing high levels of low-cost leverage, we are confident opportunities will emerge that the better positioned public real estate companies will be prepared to capitalize on in this environment.

     CONCENTRATING INVESTMENTS IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, PROPERTY VALUE CHANGES AND MANAGEMENT SKILL. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. A NON-DIVERSIFIED FUND MAY BE MORE SUSCEPTIBLE TO ANY SINGLE ECONOMIC, POLITICAL OR REGULATORY EVENT AFFECTING AN ISSUER THAN IS A DIVERSIFIED FUND.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                           Inception   Inception
                                          to 9/30/09      Date
                                          ----------   ---------
CLASS A SHARES AT NAV(2)                    83.30%      3/02/09
CLASS A SHARES AT POP(3, 4)                 72.76       3/02/09
CLASS C SHARES AT NAV(2)                    82.50       3/02/09
CLASS C SHARES WITH CDSC(4)                 81.50       3/02/09
CLASS I SHARES AT NAV                       83.60       3/02/09
S&P 500(R) INDEX                            52.89       3/02/09
FTSE EPRA NAREIT DEVELOPED RENTAL INDEX     89.33       3/02/09

FUND EXPENSE RATIOS(5): A SHARES: GROSS 3.08%, NET 1.40%; C SHARES: GROSS 3.83%, NET 2.15%; CLASS I SHARES: GROSS 2.83%, NET 1.15%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY CONTRACTUAL FEE WAIVER IN EFFECT THROUGH 3/31/10. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

             Virtus Global     Virtus Global     Virtus Global
              Real Estate       Real Estate       Real Estate                  FTSE EPRA/NAREIT
            Securities Fund   Securities Fund   Securities Fund   S&P 500(R)       Developed
                Class A           Class C           Class I          Index       Rental Index
            ---------------   ---------------   ---------------   ----------   ----------------
3/2/2009          9425             10000             10000           10000           10000
9/30/2009        17276             18150             18360           15289           18933

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Retail REITs                               35%
Office REITs                               19
Specialized REITs                          12
Diversified REITs                          10
Real Estate Operating Companies             8
Residential REITs                           8
Industrial REITs                            5
Other (includes short-term investments)     3
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: VGAAX
                                                                  Class C: VGACX
                                                                  Class I: VGAIX

GREATER ASIA EX JAPAN OPPORTUNITIES FUND

- GREATER ASIA EX JAPAN OPPORTUNITIES FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation.

- For the fiscal period April 21, 2009 (inception date) through September 30, 2009, the Fund's Class A shares at NAV returned 30.10%*; Class C shares returned 29.60%*; Class I shares returned 30.20%*. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 23.27%*, and the MSCI AC Far East ex Japan Index (net), the Fund's style-specific benchmark, returned 39.82%*.

*    Returns less than one year are not annualized.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL PERIOD?

-    The risk rally persisted throughout most of the Fund's fiscal period.

- Late in the fiscal period, there were signs that riskier investments might be losing their appeal. If this proves out, higher quality names may benefit.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL PERIOD?

- Overall the valuation gap affected performance negatively during the period. The market's infatuation with lower quality, more cyclical names should diminish.

- During most of the period, the top performing sectors were generally highly cyclical. As always, these are sectors in which we have few holdings because it is difficult to find companies that meet our strict investment criteria. Information Technology, Industrial, and Materials sectors made the largest negative contributions to relative performance.

- The Fund's relative underexposure to Chinese names and strong stock selection, led to a positive contribution to relative performance for the fiscal period.

- Indian companies comprise about one-quarter of the Fund. During the period, these out-of-index investments hurt relative performance.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for period ended 9/30/09

                                         Inception   Inception
                                        to 9/30/09      Date
                                        ----------   ---------
CLASS A SHARES AT NAV(2)                   30.10%     4/21/09
CLASS A SHARES AT POP(3, 4)                22.62      4/21/09
CLASS C SHARES AT NAV(2)                   29.60      4/21/09
CLASS C SHARES WITH CDSC(4)                28.60      4/21/09
CLASS I SHARES AT NAV                      30.20      4/21/09
S&P 500(R) INDEX                           23.27      4/21/09
MSCI AC FAR EAST EX JAPAN INDEX (NET)      39.82      4/21/09

FUND EXPENSE RATIOS(5): A SHARES: GROSS 2.33%, NET 1.80%; C SHARES: GROSS 3.08%, NET 2.55%; CLASS I SHARES: GROSS 2.08%, NET 1.55%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY A CONTRACTUAL FEE WAIVER THROUGH 3/31/10. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER.

GROWTH OF $10,000 For period ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

              Greater Asia ex       Greater Asia ex       Greater Asia ex                   MSCI AC Far
            Japan Opportunities   Japan Opportunities   Japan Opportunities   S&P 500(R)   East ex Japan
                Fund Class A          Fund Class C          Fund Class I         Index      Index (net)
            -------------------   -------------------   -------------------   ----------   -------------
4/21/2009           9425                 10000                 10000               10000       10000
9/30/2009          12262                 12860                 13020               12327       13982

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Consumer Staples                           22%
Industrials                                12
Financials                                 11
Utilities                                   9
Telecommunication Services                  6
Consumer Discretionary                      4
Energy                                      3
Other (includes short-term investments)    30
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: VGEAX
                                                                  Class C: VGECX
                                                                  Class I: VGEIX

GREATER EUROPEAN OPPORTUNITIES FUND

- GREATER EUROPEAN OPPORTUNITIES FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation.

- For the fiscal period April 21, 2009 (inception date) through September 30, 2009, the Fund's Class A shares at NAV returned 29.70%*; Class C shares returned 29.30%*; Class I shares returned 29.80%*. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 25.34%* and the MSCI Europe Index (net), the Fund's style-specific benchmark, returned 44.02%*.

*    Returns less than one year are not annualized.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL PERIOD?

-    The risk rally persisted throughout most of the Fund's fiscal period.

- Late in fiscal period, there were signs that riskier investments might be losing their appeal. If this proves out, higher quality names may benefit.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL PERIOD?

- Our philosophy and management approach generally do not deliver relative outperformance during periods when lower quality shares are in favor.

- Although the U.K. made an attractive contribution to absolute performance during the period, it hurt relative performance the most. Shares of higher quality companies benefited less than lower quality names during the risk rally.

- The performance of Consumer Staples names was roughly in line with the index, but our overweight relative to the index hurt relative performance.

- The Financial sector was the top performer in the index during the end of the fiscal period. We continued to limit our exposure to financial companies, which hurt relative performance. Sector specific issues, including lack of clarity, poor transparency, a changing regulatory framework, and questionable ability to drive earnings, informed our decisions.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for period ended 9/30/09

                               Inception    Inception
                              to 9/30/09      Date
                              ----------   ---------
CLASS A SHARES AT NAV(2)         29.70%     4/21/09
CLASS A SHARES AT POP(3, 4)      22.24      4/21/09
CLASS C SHARES AT NAV(2)         29.30      4/21/09
CLASS C SHARES WITH CDSC(4)      28.30      4/21/09
CLASS I SHARES AT NAV            29.80      4/21/09
S&P 500(R) INDEX                 25.34      4/21/09
MSCI EUROPE INDEX (NET)          44.02      4/21/09

FUND EXPENSE RATIOS(5): A SHARES: GROSS 2.05%, NET 1.45%; C SHARES: GROSS 2.80%, NET 2.20%; CLASS I SHARES: GROSS 1.80%, NET 1.20%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY A CONTRACTUAL FEE WAIVER UNTIL 3/31/10. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

           Greater          Great          Greater
          European        European        European                      MSCI
        Opportunities   Opportunities   Opportunities   S&P 500(R)     Europe
        Fund Class A    Fund Class C    Fund Class I      Index      Index (net)
        -------------   -------------   -------------   ----------   -----------
9-Apr        9425          10000           10000          10000        10000
9-Sep       12224          12830           12980          12534        14402

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Consumer Staples                           39%
Health Care                                19
Utilities                                  10
Industrials                                 8
Energy                                      7
Financials                                  7
Information Technology                      4
Other (includes short-term investments)     6
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: PHCHX
                                                                 Class B: PHCCX
HIGH YIELD FUND                                                  Class C: PGHCX

- HIGH YIELD FUND (THE "FUND") is diversified and has a primary investment objective to seek high current income and a secondary objective of capital growth.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 7.02%, Class B shares returned 6.13%, and Class C Shares returned 6.36%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 10.56%, and the Barclays Capital High Yield Bond 2% Issuer Cap Index, the Fund's style-specific index appropriate for comparison, returned 22.51%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After one of the worst performance quarters in high yield history, the high yield market rebounded significantly over the last nine months as investors had a sizeable risk appetite especially in low rated assets.

- Double C and below rated assets generated a 96.84% return during the relevant time period while Single B rated assets (the funds average rating) only generated a 13.25% return.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Underweight Low Quality - As a high quality high yield manager we primarily focus on double and single B credits. We are significantly underweight in the lowest rated and lowest quality parts of the index. The CCC part of the index returned +17.32 for the 12 months ending 9/30/09. The CC and below part of the index returned 96.84% for the same timeframe. These two rating categories represent over 30% of the index.

- During the fourth quarter of 2008 and the first quarter of 2009, we significantly raised our cash balances as we took a firm wide strategic view that a weakening economy would increase defaults and drive high yield prices lower, thereby dictating higher than average cash holdings in the portfolio. We were raising and carrying high cash balances as other market participants shook off any/all concerns about the economy and began to buy anything with yield (irrespective of rating).

- Cyclical/Consumer Dependent Industries - With the collapse of the financial and commodity markets at the end of 2008 and the poor economic outlook for the US economy in 2009/2010, we made a decision to underweight highly cyclical and consumer dependent industries. During 2009, many of these industries (e.g. Commodity Chemical, Paper, Airlines, Casinos, and Autos) rallied significantly as market participants invested cash inflows into any bond they could buy.

- Fallen Angel Financials - Several fallen angel financial companies (e.g. AIG, CIT) that became distressed in 2008/early 2009 and were on the verge of insolvency, rose significantly in 2009. We have very little exposure to fallen angel financials in the high yield fund as they don't meet our high quality focus.

     THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                       1 year   5 years   10 years
                                                       ------   -------   --------
CLASS A SHARES AT NAV(2)                                 7.02%    2.25%     1.84%
CLASS A SHARES AT POP(3, 4)                              1.94     1.26      1.34
CLASS B SHARES AT NAV(2)                                 6.13     1.48      1.07
CLASS B SHARES WITH CDSC(4)                              2.24     1.48      1.07
CLASS C SHARES AT NAV(2)                                 6.36     1.52      1.08
CLASS C SHARES WITH CDSC(4)                              6.36     1.52      1.08
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX              10.56     5.13      6.30
BARCLAYS CAPITAL HIGH YIELD BOND 2% ISSUER CAP INDEX    22.51     6.16      6.40

FUND EXPENSE RATIOS(5): A SHARES: 1.34%, B SHARES: 2.09%, C SHARES: 2.09%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)  PER PROSPECTUS EFFECTIVE 3/2/09.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                              (PERFORMANCE GRAPH)

                                                          Barclays Capital
                Virtus         Virtus         Virtus      U.S. High Yield    Barclays Capital
              High Yield     High Yield     High Yield    2% Issuer Capped    U.S. Aggregate
             Fund Class A   Fund Class B   Fund Class C      Bond Index         Bond Index
             ------------   ------------   ------------   ----------------   ----------------
9/30/1999        9525          10000           10000            10000             10000
9/29/2000        9689          10090           10090            10095             10699
9/28/2001        8205           8489            8477             9548             12085
9/30/2002        7905           8117            8103             9466             13123
9/30/2003        9407           9585            9583            12255             13834
9/30/2004       10222          10330           10324            13790             14343
9/30/2005       10763          10783           10775            14698             14744
9/29/2006       11289          11233           11223            15761             15285
9/28/2007       12145          11985           11995            16961             16070
9/30/2008       10676          10477           10469            15179             16657
9/30/2009       11425          11119           11135            18596             18415

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2009.

Corporate Bonds                                 94%
   Consumer Discretionary                  34%
   Telecommunication Services              15
   Consumer Staples                        11
   Industrials                              9
   Financials                               7
   All other sectors                       18
Other (includes short-term investments)          6
                                               ---
Total                                          100%
                                               ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: PXRAX
                                                                  Class C: PXRCX
                                                                  Class I: PXRIX

INTERNATIONAL REAL ESTATE SECURITIES FUND

- INTERNATIONAL REAL ESTATE SECURITIES FUND (THE "FUND") is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned -5.59%; Class C shares returned -6.30%; Class I shares returned -5.43%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%, and the FTSE EPRA NAREIT Global ex U.S. Rental Index, the Fund's style-specific benchmark appropriate for comparison, returned -7.25%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The first half of the Fund's fiscal year was characterized by a rapidly deteriorating global economy on the back of a credit crisis that originated in debt markets for single-family home loans and spread to every area of the debt capital markets. Thus, leverage became a very dirty word and global real estate fundamentals took a back seat to balance sheet capacity and access to liquidity. Given that global real estate companies by their nature have above average leverage relative to the broader global equity markets and rely on a functioning debt capital market to run their business, global real estate securities were one of the largest casualties of the worsening credit crisis and resultant rise in risk premiums and debt capital costs during the fourth quarter of 2008 and first quarter of 2009.

- During the second half of the Fund's fiscal year the market had its gaze affixed upon the beauty of "green-shoots" or those early signs of recovery that began to spring-up post two very dismal quarters of global economic performance. Consistent with this view, risk premiums contracted substantially, creating an environment that favored higher risk asset classes (e.g. emerging market equities, small cap equities, etc...) and the more market sensitive or higher beta securities within these asset classes. Thus, those securities that only as recently as the first quarter of 2009 would have been considered weeds in need of removal, became sweet smelling roses within your portfolio. As this more optimistic reading of the landscape became firmly rooted, global real estate equity markets blossomed; posting one of their strongest six months of total return performance on record. Many global real estate companies took advantage of this ebullience by issuing new equity to help reposition their balance sheets.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Despite the negative absolute return posted by the Fund during the fiscal year, the Fund has been successful in out-performing its benchmark and the broader U.S. equity market. Superior relative performance to the Fund's benchmark was driven by both security selection and country allocation. Security selection within Australia, Finland and Singapore helped performance, while security selection within Germany and the U.K. hurt performance. Country allocation with respect to Hong Kong and Austria helped performance, while country allocation to the U.K. hurt performance. By adhering to our investment process, philosophy and style, we believe we can continue to perform well relative to our benchmark.

- Going forward, with the return of liquidity to the debt capital markets and better positioned balance sheets among the publicly traded global real estate companies, we are poised to move into the next phase of the real estate capital market cycle. No longer will the primary focus be on selling assets or issuing equity to repair broken balance sheets, but rather on returning to the more virtuous cycle of raising capital to make acquisitions at positive spreads to underlying cost of capital and growing cash flow per share and ultimately dividends.

- As long-term investors in global real estate equities, with an emphasis on growth-at-a-reasonable-price, we anxiously await the emergence of this cycle. However, patience will be required; though the capital markets appear to be cooperative, the expected sellers of assets, namely, the Banks and other over-leveraged owners of real estate assets, have been slow to come to the table. This speaks to the much heard phrases today of "kicking the can down the road" and "extend and pretend." Regardless, given the sheer volume of real estate transactions that took place during the years 2005 - 2007 at peak prices utilizing high levels of low-cost leverage, we are confident opportunities will emerge that the better positioned public real estate companies will be prepared to capitalize on in this environment.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. A NON-DIVERSIFIED FUND MAY BE MORE SUSCEPTIBLE TO ANY SINGLE ECONOMIC, POLITICAL OR REGULATORY EVENT AFFECTING AN ISSUER THAN IS A DIVERSIFIED FUND. CONCENTRATING INVESTMENTS IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, PROPERTY VALUE CHANGES AND MANAGEMENT SKILL.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                         Inception   Inception
                                               1 Year   to 9/30/09      Date
                                               ------   ----------   ---------
CLASS A SHARES AT NAV(2)                        -5.59%    -19.56%     10/01/07
CLASS A SHARES AT POP(3, 4)                    -11.02     -21.91      10/01/07
CLASS C SHARES AT NAV(2)                        -6.30     -20.23      10/01/07
CLASS C SHARES WITH CDSC(4)                     -6.30     -20.23      10/01/07
CLASS I SHARES AT NAV                           -5.43     -19.40      10/01/07
S&P 500(R) INDEX                                -6.91     -15.34      10/01/07
FTSE EPRA NAREIT GLOBAL EX U.S. RENTAL INDEX    -7.25     -22.44      10/01/07

FUND EXPENSE RATIOS(5): A SHARES: GROSS 2.11%, NET 1.50%; C SHARES: GROSS 2.86%, NET 2.25%; CLASS I SHARES: GROSS 1.86%, NET 1.25%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER SINCE 2/1/09, PRIOR TO THAT THE WAIVER WAS CONTRACTUAL. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF FEE WAIVERS.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

             Virtus International    Virtus International Real   Virtus International Real                FTSE EPRA/NAREIT
            Real Estate Securities    Estate Securities Fund       Estate Securities Fund    S&P 500(R)    Global ex U.S.
                 Fund Class A                 Class C                     Class I               Index       Rental Index
            ----------------------   -------------------------   -------------------------   ----------   ----------------
10/1/2007            9425                      10000                       10000                10000          10000
9/30/2008            6460                       6791                        6868                 7700           6486
9/30/2009            6099                       6363                        6496                 7168           6016

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Retail REITs                       46%
Office REITs                       17
Real Estate Operating Companies    17
Diversified REITs                  11
Industrial REITs                    7
Specialized REITs                   1
Residential REITs                   1
                                  ---
Total                             100%
                                  ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: EMNAX
                                                                  Class B: EMNBX
                                                                  Class C: EMNCX

MARKET NEUTRAL FUND

- MARKET NEUTRAL FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 7.03%, Class B shares returned 6.23% and Class C shares returned 6.26%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%, and the Citigroup 90-Day Treasury Bills Index, which is the Fund's style-specific index appropriate for comparison, returned 0.39%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The year ended September 2009 brought us through the brunt of the worst global recession since the 1930's and into its initial recovery phase. As the fiscal year began, the tentacles of the credit crisis had swept across the global landscape and spread to every industrial sector. All countries, from the major world powers to smaller players, felt its impact to varying degrees. Global markets declined as bad news regarding employment, consumer spending, and the extent of the damage to the world financial system accumulated.

- Meanwhile a growing list of Governments worked with industry leaders to contain the damage. Economic stimulus--from historic interest rate cuts to government spending, company bailouts, and targeted spending incentives--helped to alleviate the extent of the damage and to restore confidence in markets. Ultimately growing confidence in policy stimulus and less devastating economic news led to the beginning of a recovery in global equities. By the end of the fiscal year, improving corporate earnings, combined with encouraging economic news, drove global equity indices to levels not seen since the fourth quarter of 2008.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Equity markets declined precipitously during the first 6 months of the fiscal year. The S&P 500 lost 30.5% while the Russell 2000 declined 37.2%. In the second half, signs of global recovery lifted those indices by 34.0% and 44.0% respectively. In the face of this historic market volatility, the Multi-Alpha Market Neutral portfolio gained 3.3% in the first half and 6.7% in the second. In theory, this is how market neutral portfolios should behave. In reality, the proportions of the crisis we faced during the past year brought significant challenges even for hedged investors. As a result, our performance during this period stands out relative to peers.

- Of course, market neutral portfolios do not require rising equity markets to generate positive returns, but any strategy based on investment fundamentals will produce better results when markets are driven by rational decisions. Recovery in the markets created investment opportunities--just as the decline had. However, both events brought periods when the market eschewed common sense investing principles. On the way down even truly hedged strategies, such as market neutral, were buffeted in the face of selling and short-covering driven by massive liquidation brought on by de-leveraging, margin covering, cash constraints, and fear. Likewise, in the initial recovery phase cheap, largely low-quality stocks lead the way. Each situation presented its challenges, but patient investors were rewarded.

- Our performance was driven by strong stock selection. The bulk of our value-added came from investments in Financials, Consumer Discretionary, Information Technology, and Consumer Staples. In Financials, short positions lead performance. In Consumer Discretionary and Information Technology moving toward companies with good balance sheets that would better weather the storm in the first half, and rotating toward those that would lead in recovery delivered solid results from both long and short positions. Our stock selection in Health Care, Energy, and Utilities detracted from returns. In Health Care we were hurt by short positions among the equipment companies, largely by companies we considered to be over-valued relative to their growth prospects whose stock prices continued to run nonetheless. Conversely, we had some disappointments from companies we liked in Life Sciences. Energy stocks were volatile on commodity price spikes in both directions as investors shifted between panic and fear with regard to the economic prospects. Against this backdrop, more investments went against us than in our favor on both sides of the portfolio. Overall, our long portfolio rose 4.8% during the period, while our shorts returned -5.5%.

- All of the teams that contribute to Multi-Alpha Market Neutral added value during the year ended September 30, 2009 with the exception of the International Core team, whose stock selections declined roughly 1% during the period. This team manages one of the more quantitatively-driven strategies at The Boston Company; and thus they were more vulnerable to some of the vagaries of quantitative model performance during this period. Fortunately, their process incorporates a significant fundamental element as well, which lifted their returns during the period. Our contrarian-leaning SMID-Cap Opportunistic team lead performance during the period, followed by the Core Research Team and U.S. Large Cap Core.

     INVESTMENTS IN SHORT POSITIONS HAVE ADDITIONAL RISK THAT LONG POSITIONS DO NOT. IN THEORY, THE RISK OF LOSS ON A SHORT POSITION IS UNLIMITED. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. LACK OF LIQUIDITY IN AN ETF COULD RESULT IN ITS VALUE BEING MORE VOLATILE THAN THE UNDERLYING PORTFOLIO OF SECURITIES. SECTOR ETFS ARE SUBJECT TO SECTOR RISKS AND NON-DIVERSIFICATION RISKS, WHICH MAY RESULT IN GREATER PRICE FLUCTUATIONS THAN THE OVERALL MARKET. BECAUSE THE FUND INVESTS IN ETFS, IT INDIRECTLY BEARS ITS PROPORTIONATE SHARE OF THE OPERATING EXPENSES OF THE UNDERLYING FUNDS. INDIRECTLY, THE FUND IS SUBJECT TO ALL RISKS ASSOCIATED WITH THE UNDERLYING ETFS. INVESTING IN FUNDS THAT USE LEVERAGE, SHORT SELLING, FUTURES, OPTIONS AND/OR DERIVATIVES MAY EXPOSE THE FUND TO ADDITIONAL RISKS.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 09/30/09

                                        1 year   5 years   10 years
                                        ------   -------   --------
CLASS A SHARES AT NAV(2)                 7.03%    -1.21%     0.96%
CLASS A SHARES AT POP(3, 4)              0.88     -2.37      0.36
CLASS B SHARES AT NAV(2)                 6.23     -1.93      0.23
CLASS B SHARES WITH CDSC(4)              2.23     -2.12      0.23
CLASS C SHARES AT NAV(2)                 6.26     -1.91      0.24
CLASS C SHARES WITH CDSC(4)              6.26     -1.91      0.24
S&P 500(R) INDEX                        -6.91      1.01     -0.15
CITIGROUP 90-DAY TREASURY BILLS INDEX    0.39      2.96      2.96

FUND EXPENSE RATIOS(5): A SHARES: GROSS 4.34% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES), NET 4.00% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES); B
SHARES: GROSS 5.09% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES), NET 4.75% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES); C SHARES: GROSS 5.09% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES), NET 4.75% (WHICH INCLUDES 2.23% OF DIVIDENDS ON SHORT SALES).

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A SIX YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1.25% WITHIN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) PER PROSPECTUS EFFECTIVE 10/1/09. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

                                                                         Citigroup
            Virtus Market   Virtus Market   Virtus Market                  90-Day
             Neutral Fund    Neutral Fund    Neutral Fund   S&P 500(R)    Treasury
               Class A         Class B         Class C         Index       Bills
            -------------   -------------   -------------   ----------   ---------
9/30/1999        9425           10000           10000          10000       10000
9/29/2000        9056            9545            9542          11337       10562
9/28/2001       10313           10792           10793           8317       11094
9/30/2002       12066           12534           12529           6614       11313
9/30/2003       10857           11201           11199           8229       11451
9/30/2004       11019           11281           11279           9370       11570
9/30/2005       11333           11529           11529          10517       11861
9/29/2006       10714           10813           10809          11653       12384
9/28/2007       10236           10254           10257          13568       13004
9/30/2008        9687            9635            9637          10586       13336
9/30/2009       10368           10235           10240           9855       13387

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2009.

                                             Long       Short
                                          Positions   Positions
                                          ---------   ---------
Consumer Discretionary                        20%         21%
Information Technology                        16          16
Health Care                                   13          12
Consumer Staples                              12          14
Industrials                                   10          13
Energy/Materials                              10          10
Financials                                     9           9
Other (includes short-term investments)       10           5
                                             ---         ---
Total                                        100%        100%
                                             ===         ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                  Class A: NAMFX
                                                                  Class B: NBMFX
                                                                  Class C: NCMFX

MULTI-SECTOR FIXED INCOME FUND

- MULTI-SECTOR FIXED INCOME FUND (THE "FUND") is diversified and has an investment objective to maximize current income while preserving capital.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 17.34%, Class B shares returned 16.47%, and Class C Shares returned 16.59%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which is both the Fund's broad-based and style-specific fixed income index, returned 10.56%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE BOND MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

- The broad US fixed income market, as represented by the Barclays Capital Aggregate Bond Index returned 10.56% for the fiscal year ended September 30, 2009.

- In the first 3 meetings of the fiscal year (one of which was an unscheduled inter-meeting) the Federal Reserve cut the federal funds rate 1.75% from 2.00% to 0.25%. The Federal Reserve indicated that the additional rate cuts were necessary in response to the intensification of the financial crisis that increased the downside risk to growth and that inflationary pressures had started to moderate. In the remaining meetings during the fiscal year the Federal Reserve left rates unchanged citing concerns of downside risks to growth and near term economic weakness. However, citing in the last 3 meetings that the rate of economic contraction had slowed.

- Since the beginning of the fiscal year the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

- The credit markets during fiscal year ending September 30, 2009 can be broken down into two distinct sub-sections; the 4th quarter of 2008 and the first three quarters of 2009. The credit markets during the 4th quarter of 2008 were extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. During 2008 and even more in the 4th quarter, the economy showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market. Despite the numerous efforts of the Federal Reserve to inject liquidity into the system these fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform all spread sectors during this time period.

- During the first three quarters of 2009 the economy continued to show signs of weakening with rising unemployment, a deteriorating housing market, and declining retail sales and consumer confidence. While still at recessionary levels, the pace of the economic decline has slowed and in the 3rd quarter began to show signs of stabilizing with a modest improvement in the economic statistics. While economic conditions remain weak the improvement during the 3rd quarter coupled with better than expected 2nd quarter earnings gave market participants evidence that we may have turned the corner and will start seeing positive growth by the end of 2009. The implementation of numerous government programs announced during the first quarter such as PPIP, TALF, expanded quantitative easing via the Federal Reserve Bank's purchase of up to $1.75 trillion long dated U.S. Treasuries, agency debt, and agency MBS, coupled with the FASB decision to alter rules regarding mark to market accounting continue to help improve sentiment in all fixed income markets and inject liquidity into the system. The flight to quality over the past 18 months has reversed with US Treasuries being outperformed by nearly all spread sectors during this period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The significant outperformance of fixed income spread sectors relative to U.S. Treasuries and agency debentures was the key driver of the funds' strong performance for the fiscal year. The Fund benefited from its overweight to spread product and lack of exposure to U.S. Treasuries and agency debentures; two factors that hurt performance in fiscal year ending 9/30/08.

- Among fixed income sectors, the fund's overweight to corporate high yield (including high yield bank loans), emerging markets debt, non-U.S. Dollar bonds, commercial mortgage backed securities, and corporate high quality were all significant positive contributors to performance for the fiscal year.

- The fund's allocation to non-agency residential mortgage backed securities detracted the most from performance during the fiscal year. The underperformance took place during the 4th quarter of 2008; this sector has performed well so far in 2009.

     INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                                             1 year   5 years   10 years
                                                                             ------   -------   --------
CLASS A SHARES AT NAV(2)                                                      17.34%    4.44%     6.23%
CLASS A SHARES AT POP(3, 4)                                                   11.76     3.43      5.71
CLASS B SHARES AT NAV(2)                                                      16.47     3.67      5.44
CLASS B SHARES WITH CDSC(4)                                                   12.47     3.67      5.44
CLASS C SHARES AT NAV(2)                                                      16.59     3.68      5.45
CLASS C SHARES WITH CDSC(4)                                                   16.59     3.68      5.45
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX                                    10.56     5.13      6.30
FUND EXPENSE RATIOS(5): A SHARES: 1.15%, B SHARES: 1.90%, C SHARES: 1.90%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

(5)  PER PROSPECTUS EFFECTIVE 3/2/09.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

               Virtus         Virtus         Virtus
            Multi-Sector   Multi-Sector   Multi-Sector   Barclays Capital
            Fixed Income   Fixed Income   Fixed Income    U.S. Aggregate
            Fund Class A   Fund Class B   Fund Class C      Bond Index
            ------------   ------------   ------------   ----------------
9/30/1999        9525          10000          10000            10000
9/29/2000       10164          10587          10585            10699
9/28/2001       10229          10575          10583            12085
9/30/2002       11007          11296          11301            13123
9/30/2003       12820          13054          13065            13834
9/30/2004       14045          14200          14205            14343
9/30/2005       14709          14765          14767            14744
9/29/2006       15467          15399          15401            15285
9/28/2007       16425          16248          16255            16070
9/30/2008       14872          14598          14597            16657
9/30/2009       17450          17003          17019            18415

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Corporate Bonds                            55%
Foreign Government Securities              18
Loan Agreements                            13
Mortgage-Backed Securities                 10
Asset-Backed Securities                     2
Other (includes short-term investments)     2
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                                                                 TICKER SYMBOLS:
                                                                 Class A: PSFRX
                                                                 Class C: PFSRX
SENIOR FLOATING RATE FUND                                        Class I: PSFIX

- SENIOR FLOATING RATE FUND (THE "FUND") is diversified and has an investment objective of high total return from both current income and capital appreciation.

- For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 11.74%; Class C shares returned 10.94%; Class I shares returned 11.94%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed index, returned 10.56%, and the S&P/LSTA Leveraged Loan Index, the Fund's style-specific benchmark, returned 12.59%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The U.S. Leveraged Loan Market, as represented by the S&P/LSTA Leveraged Loan Index returned 12.59% for the fiscal year ended September 30, 2009. However, the loan market returns for the Fund's fiscal year can clearly be separated into two time periods; the 4th quarter of 2008, returning -22.94%, and the first three quarters of 2009, returning 46.11%.

- During the first quarter of the Fund's fiscal year the loan market was extraordinarily volatile. This was primarily due to fear surrounding the sub-prime mortgage market and its resulting contagion. During this period the economy showed significant signs of weakening with rising unemployment, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the loan market.

- The loan market experienced significant improvement and had positive returns during last three quarters of the Fund's fiscal year due to attractive valuations, an improvement in the credit markets, stabilization in the economy, lack of supply of bank loans, and an increased demand for non-U.S. Treasury assets by investors.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The overall positive returns in the U.S. Leveraged Loan Market positively impacted the Fund, achieving positive returns for the fiscal year. Similar to the overall U.S. leveraged loan market, the Fund's returns can be distinctly broken up into two time periods; the 4th quarter of 2008, returning -16.54% and the first three quarters of 2009, returning 33.88%.

- The higher quality focus of the fund relative to the index contributed its slight underperformance after expenses as lower quality out-performed for the fiscal year.

- Although slightly underperforming its index, the Fund performed well versus both its Lipper and Morningstar peer groups; ranking in the top decile in both.

     INVESTING IN FUNDS THAT USE LEVERAGE, SHORT SELLING, FUTURES, OPTIONS AND/OR DERIVATIVES MAY EXPOSE THE FUND TO ADDITIONAL RISKS. INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES.

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09

                                                       Inception   Inception
                                             1 Year   to 9/30/09      Date
                                             ------   ----------   ---------
CLASS A SHARES AT NAV(2)                      11.74%     5.53%      1/31/08
CLASS A SHARES AT POP(3,4)                     6.43      2.49       1/31/08
CLASS C SHARES AT NAV(2)                      10.94      4.76       1/31/08
CLASS C SHARES WITH CDSC(4)                   10.94      4.76       1/31/08
CLASS I SHARES AT NAV                         11.94      5.74       1/31/08
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    10.56      5.55       1/31/08
S&P/LSTA LEVERAGED LOAN INDEX                 12.59      4.17       1/31/08

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.80%, NET 1.20%; C SHARES: GROSS 2.55%, NET 1.95%; I SHARES: GROSS 1.55%, NET 0.95%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT virtus.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.


(5) PER PROSPECTUS EFFECTIVE 3/2/09. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER IN EFFECT SINCE 2/1/09, PRIOR TO THAT THE WAIVER WAS CONTRACTUAL. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF FEE WAIVERS.

GROWTH OF $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                               (PERFORMANCE GRAPH)

             Virtus Senior   Virtus Senior   Virtus Senior    S&P/LSTA    Barclays Capital
             Floating Rate   Floating Rate   Floating Rate    Leveraged    U.S. Aggregate
             Fund Class A     Fund Class C   Fund Class I    Loan Index      Bond Index
            --------------   -------------   -------------   ----------   ----------------
1/31/2008        9525            10000           10000         10000           10000
9/30/2008        9324             9741            9804          9507            9897
9/30/2009       10418            10806           10974         10704           10942

                                Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2009.

Consumer Discretionary                     27%
Materials                                  16
Industrials                                10
Health Care                                 9
Information Technology                      9
Telecommunication Services                  8
Energy                                      5
Other (includes short-term investments)    16
                                          ---
Total                                     100%
                                          ===

For information regarding the indexes and certain investment terms, see the Key
            Investment Terms and Footnote Legend starting on page 4.

                      VIRTUS ALPHASECTOR(SM) ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                SEPTEMBER 30, 2009

($ reported in thousands)

                                SHARES    VALUE
                               -------   -------
MUTUAL FUNDS--24.9%
FIXED INCOME FUNDS--24.9%
Virtus Bond Fund Class I(11)   832,554   $ 8,891
                                         -------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $8,708)                   8,891
                                         -------
EXCHANGE-TRADED FUNDS--75.6%
Consumer Discretionary
   Select Sector SPDR Fund     122,220     3,357
Consumer Staples Select
   Sector SPDR Fund            135,410     3,448
Energy Select Sector
   SPDR Fund                    66,770     3,600
Financial Select Sector
   SPDR Fund                   219,950     3,286
Health Care Select Sector
   SPDR Fund                   118,490     3,397
Industrial Select Sector
   SPDR Fund                   125,040     3,294
Materials Select Sector
   SPDR Fund                   105,780     3,269
Utilities Select Sector
   SPDR Fund                   115,060     3,375
                                         -------
TOTAL EXCHANGE-TRADED FUNDS
(IDENTIFIED COST $27,238)                 27,026
                                         -------
TOTAL LONG-TERM INVESTMENTS--100.5%
(IDENTIFIED COST $35,946)                 35,917
                                         -------

                                SHARES    VALUE
                               -------   -------
SHORT-TERM INVESTMENTS--0.4%
MONEY MARKET MUTUAL FUNDS--0.4%
State Street Institutional
   Liquid Reserves Fund -
   Institutional Shares
   (seven-day effective
   yield 0.260%)               130,656   $   131
                                         -------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $131)                       131
                                         -------
TOTAL INVESTMENTS--100.9%
(IDENTIFIED COST $36,077)                 36,048(1)
Other assets and
  liabilities, net--(0.9)%                  (324)
                                         -------
NET ASSETS--100.0%                       $35,724
                                         =======

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                Total Value      Level 1 -
                                    at             Quoted
                            September 30, 2009     Prices
                            ------------------   ---------
Equity Securities:
   Exchange-Traded Funds          $27,026         $27,026
   Mutual Funds                     8,891           8,891
   Short-Term Investments             131             131
                                  -------         -------
Total Investments                 $36,048         $36,048
                                  =======         =======

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                       VIRTUS ALPHASECTOR(SM) ROTATION FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                              SHARES      VALUE
                                                            ---------   --------
EXCHANGE-TRADED FUNDS--101.2%
Consumer Discretionary Select Sector SPDR Fund                355,800   $  9,774
Consumer Staples Select Sector SPDR Fund                      396,000     10,082
Energy Select Sector SPDR Fund                                194,000     10,461
Financial Select Sector SPDR Fund                             643,500      9,614
Health Care Select Sector SPDR Fund                           346,500      9,934
Industrial Select Sector SPDR Fund                            365,500      9,627
Materials Select Sector SPDR Fund                             305,000      9,424
Utilities Select Sector SPDR Fund                             336,600      9,873
                                                                        --------
TOTAL EXCHANGE-TRADED FUNDS
(IDENTIFIED COST $79,408)                                                 78,789
                                                                        --------
TOTAL LONG-TERM INVESTMENTS--101.2%
(IDENTIFIED COST $79,408)                                                 78,789
                                                                        --------

                                                              SHARES      VALUE
                                                            ---------   --------
SHORT-TERM INVESTMENTS--0.0%
MONEY MARKET MUTUAL FUNDS--0.0%
State Street Institutional Liquid Reserves Fund -
   Institutional Shares (seven-day effective yield
   0.260%)                                                     20,008   $     20
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $20)                                                         20
                                                                        --------
TOTAL INVESTMENTS--101.2%
(IDENTIFIED COST $79,428)                                                 78,809(1)
Other assets and liabilities, net--(1.2)%                                   (969)
                                                                        --------
NET ASSETS--100.0%                                                      $ 77,840
                                                                        ========

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                               Total Value       Level 1 -
                                    at             Quoted
                            September 30, 2009     Prices
                            ------------------   ---------
Equity Securities:
   Exchange-Traded Funds          $78,789         $78,789
   Short-Term Investments              20              20
                                  -------         -------
Total Investments                 $78,809         $78,809
                                  =======         =======

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS ALTERNATIVES DIVERSIFIER FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                              SHARES      VALUE
                                                            ---------   --------
MUTUAL FUNDS--66.9%
EQUITY FUNDS(11)--56.8%
Virtus Global Infrastructure Fund Class A                   4,150,785   $ 41,383
Virtus International Real Estate Securities Fund
   Class A                                                  5,072,645     30,436
Virtus Market Neutral Fund Class A(2)                       4,761,077     49,991
Virtus Real Estate Securities Fund Class A                  1,517,112     30,661
                                                                        --------
                                                                         152,471
                                                                        --------
FIXED INCOME FUNDS(11)--10.1%
Virtus Senior Floating Rate Fund Class A                    2,744,457     27,088
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $190,848)                                               179,559
--------------------------------------------------------------------------------

                                                              SHARES      VALUE
                                                            ---------   --------
EXCHANGE-TRADED FUNDS--33.0%
iShares S&P North American Natural Resources Sector Index
   Fund                                                       852,211   $ 27,654
PowerShares DB Commodity Index Tracking Fund(2)             1,565,200     34,528
PowerShares DB G10 Currency Harvest Fund(2)                 1,150,982     26,473
                                                                        --------
--------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
(IDENTIFIED COST $101,629)                                                88,655
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.9%
(IDENTIFIED COST $292,477)                                               268,214
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $292,477)                                               268,214(1)
Other assets and liabilities, net--0.1%                                      341
                                                                        --------
NET ASSETS--100.0%                                                      $268,555
                                                                        ========

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                               Total Value      Level 1 -
                                  at              Quoted
                           September 30, 2009     Prices
                           ------------------   ---------
Equity Securities:
   Mutual Funds                  $179,559        $179,559
   Exchange-Traded Funds           88,655          88,655
                                 --------        --------
Total Investments                $268,214        $268,214
                                 ========        ========

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                                VIRTUS BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
U.S. GOVERNMENT SECURITIES--17.3%
U.S. Treasury Bond
   3.500%, 2/15/39                                                                 $         9,580   $         8,679
U.S. Treasury Note
   0.875%, 4/30/11                                                                          11,405            11,436
   2.625%, 6/30/14                                                                           8,475             8,626
   4.750%, 8/15/17                                                                           3,320             3,700
   3.125%, 5/15/19                                                                           6,345             6,243
                                                                                                     ---------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $37,680)                                                                                     38,684
                                                                                                     ---------------
MUNICIPAL BONDS--0.6%
MICHIGAN--0.1%
City of Flat Rock Finance Authority Taxable Series A
   6.750%, 10/1/16                                                                              95               102
Tobacco Settlement Finance Authority Taxable Series 06-A
   7.309%, 6/1/34                                                                              175               140
                                                                                                     ---------------
                                                                                                                 242
                                                                                                     ---------------
RHODE ISLAND--0.5%
City of Woonsocket Pension Funding Taxable (FSA Insured)
   5.660%, 7/15/13                                                                           1,000             1,069
                                                                                                     ---------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $1,300)                                                                                       1,311
                                                                                                     ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--0.0%
FHLMC
   7.500%, 4/1/14                                                                               27                30
   7.000%, 4/1/16                                                                               24                27
                                                                                                     ---------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $51)                                                                                             57
                                                                                                     ---------------
MORTGAGE-BACKED SECURITIES--36.6%
AGENCY--30.3%
FHLMC
   7.000%, 1/1/33                                                                              222               243
   6.000%, 10/1/34                                                                             482               511
   5.000%, 1/1/35                                                                            1,104             1,146
   5.000%, 7/1/35                                                                            4,613             4,784
   5.000%, 12/1/35                                                                           4,105             4,257
FNMA
   7.000%, 5/1/14                                                                               17                19
   6.000%, 10/1/14                                                                             245               263
   8.000%, 1/1/15                                                                                5                 5
   6.500%, 6/1/16                                                                              180               194
   6.000%, 7/1/17                                                                               81                87
   5.500%, 9/1/17                                                                              212               227
   4.500%, 12/1/18                                                                           1,337             1,387
   4.500%, 3/1/20                                                                              215               223
   5.000%, 4/1/20                                                                              311               329
   4.500%, 5/1/20                                                                              573               594
   4.000%, 6/1/20                                                                              350               357
   4.500%, 11/1/20                                                                           1,957             2,029
   5.000%, 8/1/21                                                                              198               209
   6.454%, 3/25/29(3)                                                                        2,266             2,508
   6.000%, 5/1/29                                                                              185               198

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
AGENCY--(CONTINUED)
   6.500%, 7/1/29                                                                  $           290   $           313
   6.500%, 5/1/30                                                                                7                 7
   7.500%, 3/1/31                                                                              135               152
   7.000%, 7/1/31                                                                               84                93
   7.000%, 9/1/31                                                                              148               164
   6.500%, 2/1/32                                                                              308               333
   6.500%, 3/1/32                                                                              142               153
   5.500%, 4/1/33                                                                              173               182
   5.000%, 5/1/33                                                                            1,805             1,874
   5.500%, 6/1/33                                                                            1,214             1,277
   5.500%, 7/1/33                                                                            1,190             1,252
   5.000%, 9/1/33                                                                              297               308
   6.000%, 11/1/34                                                                           2,459             2,613
   5.500%, 5/1/35                                                                            3,154             3,303
   5.000%, 7/1/35                                                                              250               259
   5.500%, 12/1/35                                                                             263               276
   5.500%, 3/1/36                                                                              603               633
   5.500%, 4/1/36                                                                              423               444
   6.390%, 5/25/36                                                                           1,170             1,268
   6.000%, 6/1/36                                                                              328               349
   5.500%, 9/1/36                                                                            2,195             2,306
   6.000%, 9/1/36                                                                              346               367
   5.500%, 11/1/36                                                                             434               455
   6.000%, 3/1/37                                                                              517               546
   6.000%, 9/1/37                                                                               50                53
   6.000%, 10/1/37                                                                             464               491
   6.000%, 1/1/38                                                                              126               133
   5.000%, 2/1/38                                                                              979             1,013
   6.000%, 2/1/38                                                                              122               129
   6.000%, 2/1/38                                                                               54                57
   6.000%, 2/1/38                                                                              182               192
   6.000%, 2/1/38                                                                              254               268
   5.000%, 3/1/38                                                                              619               640
   6.000%, 3/1/38                                                                              851               900
   6.500%, 3/1/38                                                                            7,542             8,125
   5.000%, 4/1/38                                                                            1,205             1,247
   6.000%, 5/1/38                                                                              266               281
   5.500%, 6/1/38                                                                              833               872
   6.000%, 7/1/38                                                                            4,640             4,902
   5.500%, 8/1/38                                                                            1,802             1,888
   6.000%, 8/1/38                                                                              296               312
   6.000%, 8/1/38                                                                              633               669
   6.000%, 8/1/38                                                                            2,202             2,326
   6.000%, 8/1/38                                                                              180               190
   5.000%, 12/1/38                                                                           1,019             1,054
   5.000%, 12/1/38                                                                             529               547
FNMA REMICs 03-42, HC
   4.500%, 12/25/17                                                                            483               502
GNMA
   8.500%, 11/15/22                                                                              1                 1
   6.500%, 9/15/28                                                                             145               157
   7.500%, 9/15/29                                                                             144               162
   5.000%, 7/15/33                                                                           1,727             1,800
   6.000%, 6/15/34                                                                             292               311
                                                                                                     ---------------
                                                                                                              67,719
                                                                                                     ---------------
NON-AGENCY--6.3%
American Tower Trust 07-1A,
   AFX 144A
   5.420%, 4/15/37(4)                                                                          190               188

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
NON-AGENCY--(CONTINUED)
Banc of America Commercial Mortgage, Inc.
   05-1, A4 5.141%, 11/10/42(3)                                                    $           290   $           291
   06-1, A4 5.372%, 9/10/45(3)                                                                 995               919
   07-1, A4 5.451%, 1/15/49                                                                  1,980             1,751
   08-1, A4 6.354%, 2/10/51(3)                                                               1,105             1,001
Bear Stearns Commercial Mortgage Securities
   06-PW12, A4
   5.903%, 9/11/38(3)                                                                          765               743
Credit Suisse Mortgage Capital Certificates
   06-C1, A4
   5.609%, 2/15/39(3)                                                                          935               883
Crown Castle Towers LLC
   05-1A, AFX 144A
   4.643%, 6/15/35(4)                                                                          450               450
DLJ Mortgage Acceptance Corp.
   96-I, (Principal Only) 144A
   0.000%, 9/18/11(4)(15)                                                                        4                 4
GS Mortgage Securities Corp. II
   05-GG4, A3
   4.607%, 7/10/39                                                                           2,510             2,386
   07-GG10, A4
   5.999%, 8/10/45(3)                                                                          475               393
JPMorgan Chase Commercial Mortgage Securities Corp.
   06-CB17, A4
   5.429%, 12/12/43                                                                            995               920
Lehman Brothers - UBS Commercial Mortgage Trust
   04-C7, A6 4.786%, 10/15/29(3)                                                             1,000               938
   07-C6, A2
   5.845%, 7/15/40                                                                             360               360
Morgan Stanley Capital I
   06-T23, A4
   5.984%, 8/12/41(3)                                                                          970               951
   05-IQ9, A3
   4.540%, 7/15/56                                                                             645               640
Paine Webber Mortgage Acceptance Corp.
   99-C1, D
   7.150%, 6/15/32(3)                                                                          190               190
SBA Commercial Mortgage Backed Securities Trust
   06-1A, B 144A
   5.451%, 11/15/36(4)                                                                         140               139
Wachovia Bank Commercial Mortgage Trust
   05-C19, A5 4.661%, 5/15/44                                                                  590               596
Wells Fargo Mortgage Backed Securities Trust
   05-AR4, 2A1 4.514%, 4/25/35(3)                                                              178               163
                                                                                                     ---------------
                                                                                                              13,906
                                                                                                     ---------------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $79,262)                                                                                     81,625
                                                                                                     ---------------

    For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.


                        See Notes to Financial Statements

                                VIRTUS BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
ASSET-BACKED SECURITIES--0.5%
AmeriCredit Automobile Receivables Trust
   05-AX, A4
   3.930%, 10/6/11                                                                 $           563   $           569
   06-BG, A3
   5.210%, 10/6/11                                                                               3                 3
Capital Auto Receivables Asset Trust Series
   06-2, A3A
   4.980%, 5/15/11                                                                              37                37
Capital One Auto Finance Trust
   07-B, A3A
   5.030%, 4/15/12                                                                             204               207
Carmax Auto Owner Trust
   07-2, A3
   5.230%, 12/15/11                                                                            212               216
Ford Credit Auto Owner Trust
   07-A, A3B 0.273%, 8/15/11(3)                                                                193               193
                                                                                                     ---------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,212)                                                                                       1,225
                                                                                                     ---------------
CORPORATE BONDS--40.7%
CONSUMER DISCRETIONARY--3.5%
Affinion Group, Inc.
   10.125%, 10/15/13                                                                           560               578
American Real Estate Partners LP
   7.125%, 2/15/13                                                                             650               626
Comcast Corp.
   5.700%, 5/15/18                                                                             645               678
   5.700%, 7/1/19                                                                              980             1,035
COX Communications, Inc. 144A
   6.250%, 6/1/18(4)                                                                           140               149
Echostar DBS Corp.
   7.125%, 2/1/16                                                                              530               529
Hasbro, Inc.
   6.300%, 9/15/17                                                                             135               141
Mediacom Broadband LLC/Mediacom Broadband Corp.
   8.500%, 10/15/15                                                                            640               650
Nebraska Book Co., Inc. 144A
   10.000%, 12/1/11(4)                                                                       1,125             1,122
Time Warner Cable, Inc.
   6.750%, 7/1/18                                                                              130               144
   8.250%, 4/1/19                                                                              720               870
United Artists Theatre Circuit, Inc. Series BD-1
   9.300%, 7/1/15(6)(8)                                                                         25                23
Viacom, Inc.
   6.250%, 4/30/16                                                                              70                75
WMG Holdings Corp.
   0.000%, 12/15/14(3)                                                                       1,165             1,127
                                                                                                     ---------------
                                                                                                               7,747
                                                                                                     ---------------
CONSUMER STAPLES--3.7%
Alliance One International, Inc. 144A
    10.000%, 7/15/16(4)                                                                        725               752
Altria Group, Inc.
    9.250%, 8/6/19                                                                             495               605
ASG Consolidated LLC/ ASG Finance, Inc.
    11.500%, 11/1/11(3)                                                                        740               721

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONSUMER STAPLES--(CONTINUED)
Costco Wholesale Corp.
   5.500%, 3/15/17                                                                 $           420   $           459
CVS Caremark Corp.
   6.125%, 9/15/39                                                                             395               402
Delhaize Group
   6.500%, 6/15/17                                                                             725               789
Dole Food Co., Inc.
   7.250%, 6/15/10                                                                             445               447
Kraft Foods, Inc.
   5.625%, 11/1/11                                                                           1,045             1,112
   6.125%, 8/23/18                                                                             345               366
PepsiCo, Inc.
   7.900%, 11/1/18                                                                             350               442
Philip Morris International, Inc.
   6.875%, 3/17/14                                                                             275               314
   5.650%, 5/16/18                                                                             825               878
Procter & Gamble Co.
   4.600%, 1/15/14                                                                             350               376
Reynolds American, Inc.
   6.750%, 6/15/17                                                                              95                99
Safeway, Inc.
   6.500%, 3/1/11                                                                              375               399
                                                                                                     ---------------
                                                                                                               8,161
                                                                                                     ---------------
ENERGY--3.4%
Buckeye Partners LP
   5.125%, 7/1/17                                                                              200               198
Chesapeake Energy Corp.
   7.250%, 12/15/18                                                                            245               233
Enbridge Energy Partners LP
   5.875%, 12/15/16                                                                            350               365
Encana Corp.
   6.500%, 5/15/19                                                                             235               261
Encore Acquisition Co.
   6.000%, 7/15/15                                                                             310               282
Energy Transfer Partners LP
   8.500%, 4/15/14                                                                             755               872
   5.950%, 2/1/15                                                                              135               142
   6.700%, 7/1/18                                                                              570               610
Enterprise Products Operating LLC
   6.300%, 9/15/17                                                                             100               108
EOG Resources, Inc.
   6.875%, 10/1/18                                                                             360               424
Halliburton Co.
   6.150%, 9/15/19                                                                              95               106
Kinder Morgan Energy Partners LP
   5.850%, 9/15/12                                                                             415               447
   6.000%, 2/1/17                                                                              135               141
   9.000%, 2/1/19                                                                              500               606
Petroleos Mexicanos 144A
   4.875%, 3/15/15(4)                                                                          390               385
Petropower I Funding Trust 144A
   7.360%, 2/15/14(4)                                                                           87                87
Plains All American Pipeline LP/PAA Finance Corp.
   4.250%, 9/1/12                                                                              215               221
Talisman Energy, Inc.
   7.750%, 6/1/19                                                                              465               547
TransCanada Pipelines Ltd.
   7.125%, 1/15/19                                                                             230               271
   6.350%, 5/15/67(3)                                                                          300               263

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
ENERGY--(CONTINUED)
Williams Cos., Inc. (The)
   7.125%, 9/1/11                                                                  $           125   $           132
XTO Energy, Inc.
   5.900%, 8/1/12                                                                              735               794
                                                                                                     ---------------
                                                                                                               7,495
                                                                                                     ---------------
FINANCIALS--17.8%
Aflac, Inc.
   8.500%, 5/15/19                                                                              30                36
American Express Co.
   7.250%, 5/20/14                                                                             795               893
American Express Credit Corp.
   5.875%, 5/2/13                                                                              140               148
American General Finance Corp.
   4.000%, 3/15/11                                                                             450               387
   5.750%, 9/15/16                                                                             490               341
Bank of America Corp.
   6.500%, 8/1/16                                                                              195               205
   5.750%, 8/15/16                                                                             715               704
   5.490%, 3/15/19                                                                             300               280
Bank of New York/Mellon Corp. (The)
   4.950%, 11/1/12                                                                             115               125
Barclays Bank plc
   5.200%, 7/10/14                                                                             430               454
   Series 1,
   5.000%, 9/22/16                                                                             350               354
   144A
   6.050%, 12/4/17(4)                                                                          125               126
   144A
   10.179%, 6/12/21(4)                                                                         560               736
Bear Stearns Cos., Inc. LLC (The)
   7.250%, 2/1/18                                                                              785               897
Capital One Financial Corp.
   5.700%, 9/15/11                                                                             620               648
   7.375%, 5/23/14                                                                             365               407
   6.150%, 9/1/16                                                                              625               614
   5.250%, 2/21/17                                                                              70                68
Chubb Corp.
   6.375%, 3/29/67(3)                                                                          420               378
Citigroup, Inc.
   5.500%, 8/27/12                                                                              90                93
   5.000%, 9/15/14                                                                           1,745             1,661
   4.875%, 5/7/15                                                                              280               262
   5.500%, 2/15/17                                                                              95                88
Countrywide Financial Corp.
   6.250%, 5/15/16                                                                              65                65
Countrywide Home Loan, Inc. Series L
   4.000%, 3/22/11                                                                             615               625
Credit Suisse First Boston
   6.000%, 2/15/18                                                                             630               660
Credit Suisse Guernsey Ltd.
   5.860%, 11/15/49(3)                                                                         815               619
Credit Suisse USA, Inc.
   5.850%, 8/16/16                                                                             135               145
ERP Operating LP
   5.375%, 8/1/16                                                                              640               631
Export-Import Bank of Korea
   5.500%, 10/17/12                                                                            135               142
Ford Motor Credit Co. LLC
   7.500%, 8/1/12                                                                              625               600

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                                VIRTUS BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
FINANCIALS--(CONTINUED)
General Electric Capital Corp.
   3.500%, 8/13/12                                                                 $         1,910   $         1,934
   6.750%, 3/15/32                                                                             500               510
   6.875%, 1/10/39                                                                           1,130             1,184
Genworth Global Funding Trusts
   5.125%, 3/15/11                                                                             925               923
Goldman Sachs Group, Inc. (The)
   5.125%, 1/15/15                                                                             160               167
   6.150%, 4/1/18                                                                              140               147
   7.500%, 2/15/19                                                                             430               492
HSBC Finance Corp.
   8.000%, 7/15/10                                                                             300               314
ICICI Bank Ltd. RegS
   5.750%, 11/16/10(5)                                                                         105               107
International Lease Finance Corp.
   4.750%, 1/13/12                                                                             225               191
JPMorgan Chase & Co.
   5.750%, 1/2/13                                                                            1,020             1,089
   4.650%, 6/1/14                                                                              650               678
   5.125%, 9/15/14                                                                             155               161
   5.250%, 5/1/15                                                                               85                87
   Series 1, 7.900%, 4/29/49(3)                                                                395               379
Lincoln National Corp.
   5.650%, 8/27/12                                                                           1,195             1,239
Macquarie Group Ltd. 144A
   7.300%, 8/1/14(4)                                                                           870               929
Merrill Lynch & Co., Inc.
   6.875%, 4/25/18                                                                             695               731
   6.110%, 1/29/37                                                                             150               143
MetLife, Inc.
   6.750%, 6/1/16                                                                              210               234
Metropolitan Life Global
   Funding I 144A
   2.875%, 9/17/12(4)                                                                          980               976
Morgan Stanley
   6.000%, 4/28/15                                                                             115               122
   5.375%, 10/15/15                                                                            250               258
   6.625%, 4/1/18                                                                              615               650
   7.300%, 5/13/19                                                                             100               110
Northern Trust Corp.
   5.500%, 8/15/13                                                                              75                82
PNC Bank NA
   4.875%, 9/21/17                                                                             155               148
Protective Life Secured Trust
   4.000%, 4/1/11                                                                            1,670             1,659
Prudential Financial, Inc.
   3.625%, 9/17/12                                                                             820               825
   6.200%, 1/15/15                                                                             505               534
   7.375%, 6/15/19                                                                             520               580
   8.875%, 6/15/38(3)                                                                          605               593
Rabobank Nederland NV 144A
   11.000%, 12/31/49(3)(4)                                                                     425               521
Resona Bank Ltd. 144A
   5.850%, 9/29/49(3)(4)                                                                       985               852
Royal Bank of Scotland Group plc
   Series 1,
   9.118%, 3/31/10                                                                             960               888
   5.050%, 1/8/15                                                                            1,010               906
Santander Issuances S.A
   Unipersonal 144A
   5.911%, 6/20/16(4)                                                                        1,085             1,076
Simon Property Group LP
   6.750%, 5/15/14                                                                           1,090             1,169

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
FINANCIALS--(CONTINUED)
State Street Corp.
   4.300%, 5/30/14                                                                 $           190   $           200
SunTrust Banks, Inc.
   5.250%, 11/5/12                                                                             135               139
UDR, Inc.
   5.250%, 1/15/15                                                                             150               144
Wachovia Corp.
   4.875%, 2/15/14                                                                             200               204
   5.750%, 2/1/18                                                                              570               603
WEA Finance LLC/WCI Finance LLC 144A
   5.700%, 10/1/16(4)                                                                        1,065             1,032
Wells Fargo Capital XIII
   7.700%, 3/26/13(3)                                                                          460               405
Westfield Capital Corp. Ltd./Westfield Finance Authority 144A
   5.125%, 11/15/14(4)                                                                         150               146
                                                                                                     ---------------
                                                                                                              39,853
                                                                                                     ---------------
HEALTH CARE--1.6%
Abbott Laboratories
   5.125%, 4/1/19                                                                              475               503
Express Scripts, Inc.
   5.250%, 6/15/12                                                                             775               823
   7.250%, 6/15/19                                                                             245               288
Johnson & Johnson
   5.150%, 7/15/18                                                                             800               873
Pfizer, Inc.
   4.450%, 3/15/12                                                                             625               664
Quest Diagnostics, Inc.
   6.400%, 7/1/17                                                                              435               473
                                                                                                     ---------------
                                                                                                               3,624
                                                                                                     ---------------
INDUSTRIALS--1.1%
Allied Waste North America, Inc.
   7.250%, 3/15/15                                                                             545               569
American Airlines, Inc. 99-1
   7.024%, 10/15/09                                                                            365               364
DI Finance/DynCorp International, Inc. Series B
   9.500%, 2/15/13                                                                             555               569
Hutchison Whampoa Ltd. 144A
   5.750%, 9/11/19(4)                                                                          435               438
ITT Corp.
   6.125%, 5/1/19                                                                              480               520
                                                                                                     ---------------
                                                                                                               2,460
                                                                                                     ---------------
INFORMATION TECHNOLOGY--0.8%
Fiserv, Inc.
   6.125%, 11/20/12                                                                            920               997
Intuit, Inc.
   5.750%, 3/15/17                                                                             430               450
L-3 Communications Corp. 144A
   5.200%, 10/15/19(4)                                                                         210               210
Xerox Corp.
   6.750%, 2/1/17                                                                              170               180
                                                                                                     ---------------
                                                                                                               1,837
                                                                                                     ---------------
MATERIALS--1.3%
Anglo American Capital plc 144A
   9.375%, 4/8/19(4)                                                                           105               128

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MATERIALS--(CONTINUED)
Dow Chemical Co. (The)
   6.000%, 10/1/12                                                                 $         1,050   $         1,118
   5.900%, 2/15/15                                                                             970               996
Freeport-McMoRan Copper &
   Gold, Inc.
   8.375%, 4/1/17                                                                              275               292
Holcim U.S. Finance S.a.r.l. &
   Cie S.C.S. 144A
   6.000%, 12/30/19(4)                                                                         435               440
                                                                                                     ---------------
                                                                                                               2,974
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--4.9%
Alltel Corp.
   7.000%, 7/1/12                                                                              350               390
AT&T, Inc.
   6.250%, 3/15/11                                                                             400               426
   5.875%, 2/1/12                                                                              130               141
   5.625%, 6/15/16                                                                             130               140
   5.800%, 2/15/19                                                                           1,070             1,145
Embarq Corp.
   6.738%, 6/1/13                                                                               65                70
France Telecom SA
   4.375%, 7/8/14                                                                              355               372
Global Crossing Ltd. 144A
   12.000%, 9/15/15(4)                                                                         105               111
Qwest Corp.
   7.875%, 9/1/11                                                                               65                67
   8.875%, 3/15/12                                                                             385               405
Sprint Capital Corp.
   8.375%, 3/15/12                                                                           1,645             1,707
Telecom Italia Capital SA
   5.250%, 10/1/15                                                                             215               223
   6.999%, 6/4/18                                                                               95               105
   7.175%, 6/18/19                                                                             615               686
Telefonica Emisiones S.A.
   5.984%, 6/20/11                                                                           1,080             1,151
Telefonica Emisiones SAU
   5.877%, 7/15/19                                                                             745               809
Verizon Communications, Inc.
   4.900%, 9/15/15                                                                             130               137
   5.500%, 4/1/17                                                                               70                75
   6.350%, 4/1/19                                                                              960             1,060
Virgin Media Finance plc
   8.750%, 4/15/14                                                                             610               625
West Corp.
   9.500%, 10/15/14                                                                            700               690
Windstream Corp.
   7.000%, 3/15/19                                                                             435               409
                                                                                                     ---------------
                                                                                                              10,944
                                                                                                     ---------------
UTILITIES--2.6%
Appalachian Power Co.
   5.550%, 4/1/11                                                                              810               846
Atmos Energy Corp.
   6.350%, 6/15/17                                                                             465               504
Dominion Resources, Inc.
   8.875%, 1/15/19                                                                             180               228
FirstEnergy Solutions Corp. 144A
   6.050%, 8/15/21(4)                                                                          435               450
Florida Power Corp.
   6.650%, 7/15/11                                                                             520               562
Georgia Power Co.
   6.000%, 11/1/13                                                                             335               375

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                                VIRTUS BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
UTILITIES--(CONTINUED)
Nevada Power Co. Series O
   6.500%, 5/15/18                                                                 $           730   $           797
Northeast Utilities
   5.650%, 6/1/13                                                                              140               145
Pacific Gas & Electric Co.
   8.250%, 10/15/18                                                                            650               826
Sempra Energy
   6.500%, 6/1/16                                                                               40                44
South Carolina Electric & Gas Co.
   6.500%, 11/1/18                                                                             310               358
Virginia Electric & Power Co. Series A
   5.400%, 1/15/16                                                                             645               687
                                                                                                     ---------------
                                                                                                               5,822
                                                                                                     ---------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $86,357)                                                                                     90,917
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--95.7%
(IDENTIFIED COST $205,862)                                                                                   213,819
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
SHORT-TERM INVESTMENTS--5.2%
MONEY MARKET MUTUAL FUNDS--5.2%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                   11,556,397   $        11,556
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $11,556)                                                                                     11,556
                                                                                                     ---------------
TOTAL INVESTMENTS--100.9%
(IDENTIFIED COST $217,418)                                                                                   225,375(1)
Other Assets and Liabilities--(0.9)%                                                                          (2,048)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $       223,327
                                                                                                     ===============
COUNTRY WEIGHTINGS as of September 30, 2009+
United States                                                                                                     94%
United Kingdom                                                                                                     2
Australia                                                                                                          1
Canada                                                                                                             1
Spain                                                                                                              1
Other                                                                                                              1
                                                                                                     ---------------
Total                                                                                                            100%
                                                                                                     ===============

+  % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                          Level 2 -     Level 3 -
                                           Total Market      Level 1 -   Significant    Significant
                                             Value at          Quoted     Observable   Unobservable
                                        September 30, 2009     Prices       Inputs        Inputs
                                        ------------------   ---------   -----------   ------------
Debt Securities:
   U.S. Government Securities                $ 38,684         $    --      $ 38,684       $ --
   Municipal Securities                         1,311              --         1,311         --
   U.S. Government Agency Obligations              57              --            57         --
   Mortgage-Backed Securities                  81,625              --        81,486        139
   Asset-Backed Securities                      1,225              --         1,225         --
   Corporate Debt                              90,917              --        90,808        109
Equity Securities:
   Short-Term Investments                      11,556          11,556            --         --
                                             --------         -------      --------       ----
Total Investments                            $225,375         $11,556      $213,571       $248
                                             ========         =======      ========       ====

The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                              Mortgage-Backed
($ reported in thousands)                             Total      Securities     Corporate Debt
                                                      -----   ---------------   --------------
BALANCE AS OF SEPTEMBER 30, 2008:                      $529        $ 11             $ 518
Accrued discount (premium)                               (1)          1                (2)
Realized gain (loss)(1)                                  (1)         (1)               --
Change in unrealized appreciation (depreciation)(1)     248           3               245
Net purchases (sales)                                   (13)        (10)               (3)
Transfers in and/or out of Level 3(2)                  (514)        135              (649)
                                                       ----        ----             -----
BALANCE AS OF SEPTEMBER 30, 2009:                      $248        $139             $ 109
                                                       ====        ====             =====

(1) DISCLOSED IN THE STATEMENT OF OPERATIONS UNDER NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.

(2) "TRANSFERS IN AND/OR OUT" REPRESENT THE ENDING VALUE AS OF SEPTEMBER 30, 2009, FOR ANY INVESTMENT SECURITY WHERE A CHANGE IN THE PRICING LEVEL OCCURRED FROM THE BEGINNING TO THE END OF THE PERIOD.

Certain level 3 security valuations have been determined based on availability of only a single broker source, which may or may not be a principal market maker. Other level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

    For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                         VIRTUS CA TAX-EXEMPT BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MUNICIPAL TAX-EXEMPT BONDS(9) --97.1%
DEVELOPMENT REVENUE--6.0%
Hercules Redevelopment Agency Tax-Allocation (AMBAC Insured)
   5.000%, 8/1/29                                                                  $           500   $           461
Ontario Redevelopment Financing Authority,
   Project No. 1 (NATL-RE Insured)
   6.900%, 8/1/10                                                                               70                72
   5.250%, 8/1/13                                                                              500               521
San Diego Redevelopment Agency, Center City
   Series B (AMBAC Insured)
   5.350%, 9/1/24                                                                            1,000             1,001
   Series A (AMBAC Insured)
   4.750%, 9/1/30                                                                              500               487
Santa Clara Redevelopment Agency Tax Allocation (NATL-RE Insured)
   5.000%, 6/1/22                                                                            1,000             1,006
                                                                                                     ---------------
                                                                                                               3,548
                                                                                                     ---------------
EDUCATION REVENUE--3.4%
North City West School Facilities Financing Authority,
   Series B (AMBAC Insured)
   5.250%, 9/1/19                                                                            1,000             1,041
Sweetwater Unified High School District, Public Financing Authority,
   Series A (FSA Insured)
   5.000%, 9/1/29                                                                            1,000             1,001
                                                                                                     ---------------
                                                                                                               2,042
                                                                                                     ---------------
GENERAL OBLIGATION--18.8%
Antelope Valley Union High School District,
   Series A (NATL-RE Insured)
   5.000%, 2/1/27                                                                            1,000             1,034
Brea & Olinda Unified School District,
   Series A (NATL-RE, FGIC Insured)
   6.000%, 8/1/15                                                                              150               180
Butte-Glenn Community College District,
   Series A (NATL-RE Insured)
   5.500%, 8/1/19                                                                            1,000             1,083
California State
   5.250%, 6/1/16                                                                               65                65
   5.500%, 3/1/26                                                                              500               539
   5.000%, 12/1/37                                                                             250               251
California State Veterans Bonds,
   Series BG
   5.150%, 12/1/14                                                                             895               898
   Series CC
   4.500%, 12/1/37                                                                             330               294
Gilroy Unified School District
   (NATL-RE, FGIC Insured)
   5.000%, 8/1/27                                                                              500               520
Grossmont-Cuyamaca Community
   College District Election of 2002
   Series A (NATL-RE Insured)
   5.000%, 8/1/19                                                                               40                43

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
GENERAL OBLIGATION--(CONTINUED)
Los Angeles Unified School District
   Series C (FSA Insured)
   5.000%, 7/1/24                                                                  $           500   $           546
Los Angeles Unified School District,
   Series A-1 (NATL-RE Insured)
   4.500%, 1/1/28                                                                              500               496
New Haven Unified School District (Assured Guaranteed)
   0.000%, 8/1/33                                                                            1,500               366
Norwalk-La Mirada Unified School District Election of 2002
   Series D (FSA Insured)
   0.000%, 8/1/33                                                                            1,500               388
Placer Union High School District (FSA Insured)
   0.000%, 8/1/32                                                                            1,500               396
Rancho Santiago Community College District (FSA Insured)
   0.000%, 9/1/27                                                                            1,200               524
San Rafael Elementary School District, Election of 2002-B
   (NATL-RE, FGIC Insured)
   0.000%, 8/1/26                                                                            1,000               459
Santa Ana Unified School District (NATL-RE, FGIC Insured)
   5.700%, 8/1/22                                                                              400               413
Santa Clara Unified School District (NATL-RE, FGIC Insured)
   5.500%, 7/1/20                                                                            1,000             1,032
Walnut Valley Unified School District, Series A (NATL-RE Insured)
   0.000%, 8/1/19                                                                            3,095             1,655
                                                                                                     ---------------
                                                                                                              11,182
                                                                                                     ---------------
GENERAL REVENUE--18.4%
Anaheim Public Financing Authority, Series C (FSA Insured)
   6.000%, 9/1/16                                                                            1,600             1,847
Golden State Tobacco Securitization Corp., Series A-1
   5.125%, 6/1/47                                                                            1,500             1,126
   5.750%, 6/1/47                                                                            1,000               833
Los Angeles County Public Works Financing Authority,
   Series A (FSA Insured)
   5.500%, 10/1/18                                                                             420               479
Pomona, Certificates of Participation  (AMBAC Insured)
   5.500%, 6/1/28                                                                            1,365             1,468
San Diego County, Certificates of Participation (AMBAC Insured)
   5.250%, 11/1/15                                                                             960             1,037
San Jose Financing Authority, Series F (NATL-RE Insured)
   5.000%, 9/1/15                                                                            1,000             1,060

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
GENERAL REVENUE--(CONTINUED)
South Bay Regional Public Communications Authority (ACA Insured)
   4.750%, 1/1/31                                                                  $           635   $           490
South Coast Air Quality Management Corp. (AMBAC Insured)
   6.000%, 8/1/11                                                                            1,000             1,037
State Public Works Board of the State of California Department of Health
   Services, Richmond Lab Series B (XLCA Insured)
   5.000%, 11/1/17                                                                             460               487
Highway Patrol Series C
   5.250%, 11/1/20                                                                             500               508
Department of General Services Buildings 8 & 9 Series A
   6.125%, 4/1/29                                                                              500               539
                                                                                                     ---------------
                                                                                                              10,911
                                                                                                     ---------------
HIGHER EDUCATION REVENUE--1.8%
University of California, Series G (NATL-RE, FGIC Insured)
   4.750%, 5/15/35                                                                             525               533
   Series B
   4.750%, 5/15/38                                                                             500               505
                                                                                                     ---------------
                                                                                                               1,038
                                                                                                     ---------------
MEDICAL REVENUE--8.0%
California Health Facilities Financing Authority,
Stanford Hospital and Clinics Series A
   5.000%, 11/15/14                                                                            250               265
Cedars-Sinai Medical Center
   5.000%, 11/15/34                                                                            500               486
Providence Health & Services Series C
   6.500%, 10/1/38                                                                             300               340
California State Public Works Board, Department of Mental Health Series A
   5.500%, 6/1/16                                                                            1,000             1,086
California Statewide Communities Development Authority, Kaiser Permanente,
   Series B
   5.000%, 3/1/41                                                                              500               499
Sutter Health, Series B
   5.625%, 8/15/42                                                                           1,000             1,016
St. Joseph Health System (FGIC Insured)
   5.750%, 7/1/47                                                                              500               522
San Joaquin General Hospital Project, Certificates of Participation
   (NATL-RE Insured)
   5.250%, 9/1/12                                                                              100               101
Santa Clara County Financing Authority, Series A (AMBAC Insured)
   7.750%, 11/15/11                                                                            400               455
                                                                                                     ---------------
                                                                                                               4,770
                                                                                                     ---------------

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                         VIRTUS CA TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MUNICIPAL UTILITY DISTRICT REVENUE--1.7%
East Bay Municipal Utility District (NATL-RE Insured)
   5.000%, 6/1/35                                                                  $           500   $           528
Sacramento Municipal Utilities District, Financing Authority
    (NATL-RE Insured)
    4.750%, 7/1/26                                                                             500               489
                                                                                                     ---------------
                                                                                                               1,017
                                                                                                     ---------------
NATURAL GAS REVENUE--1.2%
Roseville Natural Gas Financing Authority
    5.000%, 2/15/24                                                                            750               734
                                                                                                     ---------------
POWER REVENUE--2.3%
Northern California Power Agency, Hydroelectric Project No. 1
    Series A (NATL-RE Insured)
    5.000%, 7/1/15                                                                           1,000             1,006
    Hydroelectric Project No. 1
    Series A (NATL-RE Insured)
    5.200%, 7/1/32                                                                             330               332
                                                                                                     ---------------
                                                                                                               1,338
                                                                                                     ---------------
PRE-REFUNDED--26.5%
Contra Costa County Home Mortgage (GNMA Collateralized)
    7.500%, 5/1/14(7)                                                                          500               628
Cypress Single Family Residential Mortgage,
    Series B (Private Mortgage Insurance)
    7.250%, 1/1/12                                                                             200               228
Duarte Redevelopment Agency Single Family Mortgage,
    Series A (FNMA Collateralized)
    6.875%, 11/1/11(7)                                                                         300               339
Grossmont-Cuyamaca Community College District Election of 2002
    Series A Pre-refunded 8/1/13 @100 (NATL-RE Insured)
    5.000%, 8/1/19                                                                             210               240
Huntington Park Redevelopment Agency Single Family Residential Mortgage,
    Series A (FHA/VA/PRIV MTGS Insured)
    8.000%, 12/1/19(7)                                                                       2,400             3,491

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
PRE-REFUNDED--(CONTINUED)
Los Angeles Harbor Department
   7.600%, 10/1/18(7)                                                              $           840   $         1,050
M-S-R Public Power Agency San Juan Project,
   Series D (NATL-RE Insured)
   6.750%, 7/1/20(7)                                                                         1,640             2,009
Northern California Power Agency, Hydroelectric Project No. 1
   Series A Pre-refunded 7/1/21 @ 100 (AMBAC Insured)
   7.500%, 7/1/23                                                                              195               273
Riverside County Redevelopment Agency,
   Pre-refunded 10/01/11 @ 102 (AMBAC Insured)
   5.250%, 10/1/17                                                                             250               278
Riverside County Single Family(7)
   Series B (GNMA Collateralized)
   8.625%, 5/1/16(7)                                                                         1,000             1,342
   Series A (GNMA Collateralized)
   7.800%, 5/1/21(7)                                                                         4,000             5,639
Stockton Housing Facility, O'Connor Woods Project
   Series A Pre-refunded 9/20/17 @ 100 (GNMA Collateralized)
   5.600%, 3/20/28                                                                             200               204
                                                                                                     ---------------
                                                                                                              15,721
                                                                                                     ---------------
TRANSPORTATION REVENUE--0.8%
Alameda Corridor Transportation Authority,
   Series A (NATL-RE Insured)
   5.125%, 10/1/16                                                                             150               152
   5.125%, 10/1/17                                                                             125               126
San Francisco Bay Area Rapid Transit District
   5.250%, 7/1/17                                                                              180               181
                                                                                                     ---------------
                                                                                                                 459
                                                                                                     ---------------
WATER & SEWER REVENUE--8.2%
California Statewide Communities Development Authority, Anheuser-Busch Project
   4.800%, 9/1/46                                                                            1,000               869
Delta Diablo Sanitation District, Certificates of Participation
   (NATL-RE Insured)
   0.000%, 12/1/16                                                                           1,070               727

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
WATER & SEWER REVENUE--(CONTINUED)
El Dorado Irrigation District, Certificates of Participation,
   Series A (NATL-RE, FGIC Insured)
   5.250%, 3/1/16                                                                  $           365   $           395
Modesto Wastewater,
   Series A (FSA Insured)
   5.000%, 11/1/19                                                                             245               268
Mountain View Shoreline Regional Park Community,
   Series A (NATL-RE Insured)
   5.500%, 8/1/21                                                                            1,000             1,001
Redlands Financing Authority,
   Series A (FSA Insured)
   5.000%, 9/1/17                                                                            1,000             1,021
Sweetwater Water Authority
   (AMBAC Insured)
   5.250%, 4/1/10                                                                               40                40
Westlands Water District, Certificates of Participation
   (NATL-RE Insured)
   5.250%, 9/1/14                                                                              500               545
                                                                                                     ---------------
                                                                                                               4,866
                                                                                                     ---------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $54,782)                                                                                     57,626
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--97.1%
(IDENTIFIED COST $54,782)                                                                                     57,626
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--2.1%

                                                                                        SHARES
                                                                                   ---------------
MONEY MARKET MUTUAL FUNDS--2.1%
State Street Institutional Tax Free Money Market Fund
   (seven-day effective yield 0.130%)                                                    1,225,307             1,225
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,225)                                                                                       1,225
                                                                                                     ---------------
TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $56,007)                                                                                     58,851(1)
Other assets and liabilities, net--0.8%                                                                          501
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        59,352
                                                                                                     ===============

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                              Level 2 -
                               Total Market      Level 1 -   Significant
                                 Value at          Quoted    Observable
                            September 30, 2009     Prices      Inputs
                            ------------------   ---------   -----------
Debt Securities:
   Municipal Securities          $57,626           $   --      $57,626
Equity Securities:
   Short-Term Investments          1,225            1,225           --
                                 -------           ------      -------
Total Investments                $58,851           $1,225      $57,626
                                 =======           ======      =======

There are no Level 3 (significant unobservable inputs) priced securities.

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS GLOBAL INFRASTRUCTURE FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--97.8%
ENERGY--15.3%
Enbridge, Inc. (Canada)                                                                    117,250   $         4,549
Spectra Energy Corp. (United States)                                                       132,520             2,510
TransCanada Corp. (Canada)                                                                 124,880             3,874
Williams Cos., Inc. (The) (United States)                                                  104,070             1,860
                                                                                                     ---------------
                                                                                                              12,793
                                                                                                     ---------------
INDUSTRIALS--15.6%
Abertis Infraestructuras S.A. (Spain)                                                      123,363             2,800
Atlantia S.p.A. (Italy)                                                                    113,220             2,745
Brisa Auto-Estradas de Portugal SA (Portugal)                                              160,030             1,576
Fraport AG Frankfurt Airport Services Worldwide (Germany)                                   28,090             1,494
Koninklijke Vopak NV (Netherlands)(2)                                                       22,490             1,460
Transurban Group (Australia)                                                               502,800             1,819
Vinci SA (France)                                                                           21,070             1,192
                                                                                                     ---------------
                                                                                                              13,086
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--35.1%
American Tower Corp. (United States)(2)                                                     36,240             1,319
AT&T, Inc. (United States)                                                                 193,620             5,230
CenturyTel, Inc. (United States)                                                            34,840             1,171
Chunghwa Telecom Co., Ltd. ADR (Taiwan)                                                     43,981               793
Crown Castle International Corp. (United States)(2)                                         44,600             1,399
France Telecom SA Sponsored ADR (France)                                                    61,030             1,643
KDDI Corp. (Japan)                                                                             219             1,234
Koninklijke KPN N.V. (Netherlands)                                                         118,360             1,963
Nippon Telegraph & Telephone Corp. Sponsored ADR (Japan)                                    40,130               924
Rogers Communications, Inc. Class B (Canada)                                                37,430             1,057
Singapore Telecommunications Ltd. (Singapore)                                              470,400             1,085

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
TELECOMMUNICATION SERVICES--(CONTINUED)
Telefonica S.A. Sponsored ADR (Spain)                                                       32,570   $         2,700
TELUS Corp. (Canada)                                                                        27,980               903
Verizon Communications, Inc. (United States)                                                91,320             2,764
Vodafone Group plc Sponsored ADR (United Kingdom)                                          162,970             3,667
Windstream Corp. (United States)                                                           149,130             1,511
                                                                                                     ---------------
                                                                                                              29,363
                                                                                                     ---------------
UTILITIES--31.8%
CenterPoint Energy, Inc. (United States)                                                    73,100               909
CMS Energy Corp. (United States)                                                            62,380               836
DTE Energy Co. (United States)                                                              25,200               886
E.ON AG (Germany)                                                                           71,470             3,031
EDP Renovaveis SA (Spain)(2)                                                               115,360             1,269
Exelon Corp. (United States)                                                                14,500               720
FirstEnergy Corp. (United States)                                                           25,880             1,183
FPL Group, Inc. (United States)                                                             31,020             1,713
GDF Suez (France)                                                                           40,937             1,818
Iberdrola S.A. (Spain)                                                                     151,480             1,486
National Grid plc (United Kingdom)                                                          71,630               691
Northeast Utilities (United States)                                                         25,490               605
Northwest Natural Gas Co. (United States)                                                   18,730               780
NSTAR (United States)                                                                       24,990               795
NV Energy, Inc. (United States)                                                             70,860               821
Public Service Enterprise Group, Inc. (United States)                                       42,790             1,345
Questar Corp. (United States)                                                               11,960               449
RWE AG (Germany)                                                                            12,600             1,170
Scottish & Southern Energy plc (United Kingdom)                                             55,790             1,046
Sempra Energy (United States)                                                               30,990             1,544

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
UTILITIES--(CONTINUED)
Southern Co. (The) (United States)                                                          25,740   $           815
Tokyo Electric Power Co., Inc. (The) (Japan)                                                36,000               944
Wisconsin Energy Corp. (United States)                                                      19,080               862
Xcel Energy, Inc. (United States)                                                           43,390               835
                                                                                                     ---------------
                                                                                                              26,553
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $86,157)                                                                                     81,795
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--97.8%
(IDENTIFIED COST $86,157)                                                                                     81,795
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--6.4%
MONEY MARKET MUTUAL FUNDS--6.4%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                    5,313,126             5,313
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $5,313)                                                                                       5,313
                                                                                                     ---------------
TOTAL INVESTMENTS--104.2%
(IDENTIFIED COST $91,470)                                                                                     87,108(1)
Other assets and liabilities, net--(4.2)%                                                                     (3,527)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        83,581
                                                                                                     ===============

COUNTRY WEIGHTINGS as of September 30, 2009+

United States     44%
Canada            12
Spain              9
Germany            7
United Kingdom     6
France             5
Netherlands        4
Other             13
                 ---
Total            100%
                 ===

+    % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                             Total Market
                               Value at     Level 1 -
                            September 30,     Quoted
                                 2009         Prices
                            -------------   ---------
Equity Securities:
   Common Stocks               $81,795       $81,795
   Short-Term Investments        5,313         5,313
                               -------       -------
Total Investments              $87,108       $87,108
                               =======       =======

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS GLOBAL OPPORTUNITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--92.2%
CONSUMER DISCRETIONARY--3.9%
AutoZone, Inc.(2)                                                                            3,800   $           556
McDonald's Corp.                                                                            28,634             1,634
Norstar Founders Group Ltd.(2)(6)(8)                                                       272,000                 0
                                                                                                     ---------------
                                                                                                               2,190
                                                                                                     ---------------
CONSUMER STAPLES--42.2%
Altria Group, Inc.                                                                          45,575               812
British American Tobacco plc                                                                93,871             2,945
Coca-Cola Co. (The)                                                                         36,092             1,938
Colgate-Palmolive Co.                                                                       10,079               769
Costco Wholesale Corp.                                                                      17,800             1,005
Diageo plc                                                                                  44,713               686
Imperial Tobacco Group plc                                                                  84,260             2,435
Mead Johnson Nutrition Co. Class A                                                          55,876             2,521
Nestle S.A. Registered Shares                                                               34,723             1,480
Philip Morris International, Inc.                                                           77,400             3,772
Reckitt Benckiser Group plc                                                                 34,845             1,703
Shoppers Drug Mart Corp.                                                                    15,912               653
Tesco plc                                                                                  147,850               944
Wal-Mart Stores, Inc.                                                                       18,770               921
Woolworths Ltd.                                                                             37,866               977
                                                                                                     ---------------
                                                                                                              23,561
                                                                                                     ---------------
ENERGY--3.6%
BG Group plc                                                                                41,500               721
Core Laboratories N.V.                                                                      12,642             1,303
                                                                                                     ---------------
                                                                                                               2,024
                                                                                                     ---------------
FINANCIALS--3.6%
Bank of New York Mellon Corp. (The)                                                         19,100               554
Deutsche Boerse AG                                                                           6,400               523
Progressive Corp. (The)(2)                                                                  57,126               947
                                                                                                     ---------------
                                                                                                               2,024
                                                                                                     ---------------
HEALTH CARE--18.9%
Abbott Laboratories                                                                         51,657             2,555
Bard (C.R.), Inc.                                                                            9,507               747
Baxter International, Inc.                                                                  13,800               787
Becton, Dickinson & Co.                                                                     13,700               956
Celgene Corp.(2)                                                                            17,300               967
Johnson & Johnson                                                                            8,919               543
Novartis AG Registered Shares                                                               14,670               734
Novo Nordisk A/S Class B                                                                    15,218               953
Roche Holding AG Registered Shares                                                           7,007             1,133
Synthes, Inc.                                                                                4,600               554
Techne Corp.                                                                                 9,543               597
                                                                                                     ---------------
                                                                                                              10,526
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
INDUSTRIALS--3.5%
Capita Group plc/The                                                                        48,575   $           561
De La Rue plc                                                                               28,709               412
L-3 Communications Holdings, Inc.                                                            5,689               457
Robinson (C.H.) Worldwide, Inc.                                                              9,000               519
                                                                                                     ---------------
                                                                                                               1,949
                                                                                                     ---------------
INFORMATION TECHNOLOGY--9.8%
Cognizant Technology Solutions Corp. Class A(2)                                             15,100               584
Companhia Brasileira de Meios de Pagamento                                                  59,100               585
Google, Inc.(2)                                                                              3,732             1,851
Nintendo Co. Ltd.                                                                           19,791               625
Redecard SA                                                                                 53,649               829
Visa, Inc. Class A                                                                          13,956               964
                                                                                                     ---------------
                                                                                                               5,438
                                                                                                     ---------------
UTILITIES--6.7%
Companhia Energetica de Minas Gerais - Gemig ADR                                            45,592               693
CPFL Energia SA ADR                                                                         11,035               596
Enagas S.A.                                                                                 56,153             1,175
Red Electrica Corp. S.A.                                                                    16,696               854
Terna Rete Elettrica Nazionale S.p.A.                                                      107,900               421
                                                                                                     ---------------
                                                                                                               3,739
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $43,345)                                                                                     51,451
                                                                                                     ---------------
WARRANTS--6.3%
Deutsche Bank AG - HDFC Bank Ltd. Exercise price $0.001 USD exp. 1/24/17(2)                 20,100               690
HSBC Bank plc - Hindustan Unilever Ltd. Exercise price $0.001
   USD exp. 4/11/18(2)                                                                      47,603               260
HSBC Bank plc - Nestle India Ltd. Exercise price $0.001 USD exp. 11/19/18(2)                13,100               618
HSBC Bank plc - ITC Ltd. Exercise price $0.001 USD exp. 2/20/18(2)                         136,900               663
HSBC Bank plc - Housing Development Finance Corp. Exercise price $0.001
   USD exp. 2/20/18(2)                                                                      16,200               939
JPMorgan International - Housing Development Financial Corp. Exercise price
   $0.001 USD exp. 5/7/14(2)                                                                 6,500               377
                                                                                                     ---------------
TOTAL WARRANTS
(IDENTIFIED COST $2,525)                                                                                       3,547
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
EQUITY-LINKED CERTIFICATES--1.2%
CLSA Financial Products Ltd. - Cipla Ltd. Strike price $0.001 USD
   exp. 5/23/11(2)                                                                         113,478   $           660
                                                                                                     ---------------
TOTAL EQUITY-LINKED CERTIFICATES
(IDENTIFIED COST $490)                                                                                           660
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $46,360)                                                                                     55,658
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--0.7%
MONEY MARKET MUTUAL FUNDS--0.7%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                      369,904               370
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $370)                                                                                           370
                                                                                                     ---------------
TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $46,730)                                                                                     56,028(1)
Other assets and liabilities, net--(0.4)%                                                                       (239)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        55,789
                                                                                                     ===============


COUNTRY WEIGHTINGS as of September 30, 2009+

United States      42%
United Kingdom     22
Switzerland        14
Brazil              5
India               3
Spain               3
Netherlands         2
Other               9
                  ---
Total             100%
                  ===

+    % of total investments as of September 30, 2009.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS GLOBAL OPPORTUNITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

FOREIGN CURRENCIES:
CHF Swiss Francs
EUR European Currency Unit
GBP United Kingdom Pound Sterling
USD United States Dollar

At September 30, 2009, the Fund had entered into forward currency contracts as follows (reported in thousands):

                                                 Unrealized
Contracts   In Exchange   Settlement            Appreciation
 to Sell        for          Date      Value   (Depreciation)
---------   -----------   ----------   -----   --------------
 CHF 602     USD   585      3/29/10    $ 582         $ 3
 EUR 303     USD   443      3/29/10      443          --#
 GBP 960     USD 1,543      3/29/10    1,534           9
                                                     ---
                                                     $12
                                                     ===

#    Amount is less than $500.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                Total Value                Level 2 -      Level 3 -
                                     at       Level 1 -   Significant    Significant
                                 September      Quoted     Observable   Unobservable
ASSETS                            30, 2009      Prices       Inputs        Inputs
------                          -----------   ---------   -----------   ------------
Equity Securities:
   Common Stocks                  $51,451      $51,451       $   --          $--++
   Warrants                         3,547           --        3,547           --
   Equity-Linked Certificates         660           --          660           --
   Short-Term Investments             370          370           --           --
                                  -------      -------       ------          ---
Total Investments                 $56,028      $51,821       $4,207          $--
                                  -------      -------       ------          ---
   Forward Currency Contracts     $    12      $    --       $   12          $--

++   Level 3 common stock valued at zero at the beginning and end of the period.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    VIRTUS GLOBAL REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--97.6%
DIVERSIFIED REITS--10.5%
BGP Holdings(8)                                                                             13,566   $             0
British Land Co. plc                                                                         4,471                34
Canadian Real Estate Investment Trust                                                          325                 8
Cominar Real Estate Investment Trust                                                           650                12
Dexus Property Group                                                                        34,140                25
Duke Realty Corp.                                                                            1,125                13
First Capital Realty, Inc.                                                                     140                 3
Fonciere Des Regions                                                                           100                12
Gecina SA                                                                                       90                11
Kenedix Realty Investment Corp.                                                                  2                 7
Liberty Property Trust                                                                         570                19
Vornado Realty Trust                                                                           967                62
                                                                                                     ---------------
                                                                                                                 206
                                                                                                     ---------------
INDUSTRIAL REITS--4.7%
AMB Property Corp.                                                                             775                18
Ascendas Real Estate Investment Trust                                                       17,000                23
EastGroup Properties, Inc.                                                                     100                 4
Goodman Group                                                                               49,000                29
ProLogis                                                                                       281                 3
SEGRO plc                                                                                    2,630                15
                                                                                                     ---------------
                                                                                                                  92
                                                                                                     ---------------
OFFICE REITS--18.8%
Alexandria Real Estate Equities, Inc.                                                          345                19
Allied Properties Real Estate Investment Trust                                                 200                 3
BioMed Realty Trust, Inc.                                                                      650                 9
Boston Properties, Inc.                                                                        648                42
CapitaCommercial Trust                                                                      11,000                 8
Champion REIT                                                                               33,000                14
Commonwealth Property Office Fund                                                            8,500                 7
Corporate Office Properties Trust                                                              313                12
Derwent London plc                                                                             750                15
Digital Realty Trust, Inc.                                                                   1,010                46
Douglas Emmett, Inc.                                                                           276                 3
Great Portland Estates plc                                                                   2,371                10
Highwoods Properties, Inc.                                                                     470                15
ING Office Fund                                                                             19,908                10
Japan Prime Realty Investment Corp.                                                              5                12
Japan Real Estate Investment Corp.                                                               3                25
Mack-Cali Realty Corp.                                                                         564                18
Nippon Building Fund, Inc.                                                                       3                27
Nomura Real Estate Office Fund, Inc.                                                             2                13
ORIX JREIT, Inc.                                                                                 3                16
SL Green Realty Corp.                                                                          591                26
Societe Immobiliere de Location Pour L'industrie Et Le Commerce                                150                19
                                                                                                     ---------------
                                                                                                                 369
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
REAL ESTATE OPERATING COMPANIES--8.2%
AEON Mall Co. Ltd.                                                                         800       $            17
Brookfield Properties Corp.                                                                355(13)                 4
Brookfield Properties Corp.                                                              1,600(14)                18
Castellum AB                                                                             2,025                    20
Citycon Oyj                                                                              3,200                    14
Deutsche Euroshop AG                                                                       250                     9
Fabege AB                                                                                  900                     5
GAGFAH S.A.                                                                                500                     5
Hongkong Land Holdings Ltd.                                                             10,500                    46
Multiplan Empreendimentos Imobiliarios SA                                                  575                     9
PSP Swiss Property AG(2)                                                                   250                    14
                                                                                                     ---------------
                                                                                                                 161
                                                                                                     ---------------
RESIDENTIAL REITS--7.7%
American Campus
Communities, Inc.                                                                          195                     5
Apartment Investment & Management Co. Class A                                              672                    10
AvalonBay Communities, Inc.                                                                380                    28
Boardwalk Real Estate Investment Trust                                                      56                     2
BRE Properties, Inc.                                                                       262                     8
Equity Lifestyle Properties, Inc.                                                          119                     5
Equity Residential                                                                       1,506                    46
Essex Property Trust, Inc.                                                                 140                    11
Home Properties, Inc.                                                                      253                    11
UDR, Inc.                                                                                1,574                    25
                                                                                                     ---------------
                                                                                                                 151
                                                                                                     ---------------
RETAIL REITS--35.4%
CapitaMall Trust                                                                        13,300                    18
CBL & Associates Properties, Inc.                                                        1,684                    16
CFS Retail Property Trust                                                               11,200                    20
Corio N.V.                                                                                 370                    26
Eurocommercial Properties N.V.                                                             335                    13
Federal Realty Investments Trust                                                           298                    18
Hammerson plc                                                                            3,600                    23
Kimco Realty Corp.                                                                       2,628                    34
Klepierre                                                                                  665                    26
Land Securities Group plc                                                                4,375                    44
Liberty International plc                                                                1,901                    15
Link (The)                                                                              13,305                    29
Macerich Co. (The)                                                                         665                    20
National Retail Properties, Inc.                                                           190                     4
Regency Centers Corp.                                                                      223                     8
RioCan Real Estate Investment Trust                                                      1,607                    27
Simon Property Group, Inc.                                                               1,487                   103
Tanger Factory Outlet Centers                                                              455                    17
Taubman Centers, Inc.                                                                      215                     8
Unibail-Rodamco                                                                            428                    89
Westfield Group                                                                         11,200                   137
                                                                                                     ---------------
                                                                                                                 695
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
SPECIALIZED REITS--12.3%
Big Yellow Group plc(2)                                                                  1,100       $             7
Entertainment Properties Trust                                                             240                     8
Extra Space Storage, Inc.                                                                1,220                    13
Health Care REIT, Inc.                                                                     828                    34
Host Hotels & Resorts, Inc.                                                              2,560                    30
HPC, Inc.                                                                                1,329                    38
LaSalle Hotel Properties                                                                   385                     8
Nationwide Health Properties, Inc.                                                         695                    21
Public Storage                                                                             595                    45
Sunstone Hotel Investors, Inc.(2)                                                          523                     4
U-Store-It Trust                                                                           311                     2
Ventas, Inc.                                                                               828                    32
                                                                                                     ---------------
                                                                                                                 242
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,185)                                                                                       1,916
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--97.6%
(IDENTIFIED COST $1,185)                                                                                       1,916
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--3.3%
MONEY MARKET MUTUAL FUNDS--3.3%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                   64,961                    65
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $65)                                                                                             65
                                                                                                     ---------------
TOTAL INVESTMENTS--100.9%
(IDENTIFIED COST $ 1,250)                                                                                      1,981(1)
Other assets and liabilities, net--(0.9)%                                                                        (18)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $         1,963
                                                                                                     ===============

COUNTRY WEIGHTINGS as of September 30, 2009+

United States      50%
Australia          12
France              8
United Kingdom      8
Japan               6
Canada              4
Hong Kong           4
Other               8
                  ---
Total             100%
                  ===

+    % of total investments as of September 30, 2009.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                    VIRTUS GLOBAL REAL ESTATE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                               Level 3 -
                                Total Value      Level 1 -    Significant
                                    at             Quoted    Unobservable
                            September 30, 2009     Prices       Inputs
                            ------------------   ---------   ------------
Equity Securities:
   Common Stocks                  $1,916           $1,916         $--++
   Short-Term Investments             65               65          --
                                  ------           ------         ---
Total Investments                 $1,981           $1,981         $--++
                                  ======           ======         ===

There are no Level 2 (significant observable inputs) priced securities.

++ Level 3 Common Stock transferred in at zero and valued at zero at the end of the period.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                 VIRTUS GREATER ASIA EX JAPAN OPPORTUNITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--75.4%
CONSUMER DISCRETIONARY--4.1%
BEC World plc                                                                               94,800   $            64
Berjaya Sports Toto Bhd(10)                                                                 13,600                17
Billabong International Ltd.                                                                 8,800                93
Genting Malaysia Bhd                                                                        80,600                64
Kangwon Land, Inc.                                                                           2,320                34
                                                                                                     ---------------
                                                                                                                 272
                                                                                                     ---------------
CONSUMER STAPLES--22.4%
AmorePacific Corp.                                                                             170               122
British American Tobacco Bhd(10)                                                             9,200               117
Coca-Cola Amatil Ltd.                                                                       18,400               159
Dairy Farm International Holdings Ltd.                                                      13,000                78
Guinness Anchor Bhd                                                                         24,700                49
Hengan International Group Co., Ltd.                                                        31,100               188
KT&G Corp.                                                                                   1,750               106
LG Household & Health Care Ltd.                                                                350                78
Nestle Malaysia Bhd                                                                          6,800                68
Thai Beverage plc                                                                          394,300                70
Unilever Indonesia Tbk PT                                                                  107,300               119
Want Want China Holdings Ltd.                                                              109,500                65
Woolworths Ltd.                                                                             10,900               281
                                                                                                     ---------------
                                                                                                               1,500
                                                                                                     ---------------
ENERGY--3.3%
CNOOC Ltd.                                                                                  35,800                48
PTT Exploration & Production plc                                                            38,100               165
Yingde Gases Group Co., Ltd.                                                                11,000                10
                                                                                                     ---------------
                                                                                                                 223
                                                                                                     ---------------
FINANCIALS--11.5%
HDFC Bank Ltd. ADR                                                                           3,065               363
Public Bank Bhd                                                                             29,000                85
QBE Insurance Group Ltd.                                                                     8,226               175
Samsung Fire & Marine Insurance Co., Ltd.                                                      720               147
                                                                                                     ---------------
                                                                                                                 770
                                                                                                     ---------------
HEALTH CARE--1.3%
Yuhan Corp.                                                                                    550                89
                                                                                                     ---------------
INDUSTRIALS--11.9%
Beijing Enterprises Holdings Ltd.                                                           33,600               178
Jardine Matheson Holdings Ltd.                                                               2,600                79
Jardine Strategic Holdings Ltd.                                                              2,800                48
PLUS Expressways Bhd                                                                        65,700                63
S1 Corp.                                                                                       896                40
Singapore Airport Terminal Services Ltd.                                                    39,400                63
Singapore Post Ltd.                                                                        167,900               110
Singapore Technologies Engineering Ltd.                                                     39,100                76

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
INDUSTRIALS--(CONTINUED)
SMRT Corp. Ltd.                                                                             66,000   $            79
Taiwan Secom Co., Ltd.                                                                      38,000                60
                                                                                                     ---------------
                                                                                                                 796
                                                                                                     ---------------
INFORMATION TECHNOLOGY--2.9%
NetEase.Com, Inc. ADR(2)                                                                     2,700               123
NHN Corp.(2)                                                                                   460                68
                                                                                                     ---------------
                                                                                                                 191
                                                                                                     ---------------
MATERIALS--2.7%
AMVIG Holdings Ltd.                                                                        132,104                55
Semen Gresik (Persero) Tbk PT                                                              190,400               124
                                                                                                     ---------------
                                                                                                                 179
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--6.2%
Philippine Long Distance Telephone Co. Sponsored ADR                                         2,860               147
Singapore Telecommunications Ltd.                                                           29,000                67
Telekomunikasi Indonesia Tbk PT                                                            151,800               136
Telstra Corp. Ltd.                                                                          23,000                66
                                                                                                     ---------------
                                                                                                                 416
                                                                                                     ---------------
UTILITIES--9.1%
Cheung Kong Infrastructure Holdings Ltd.                                                    19,600                70
CLP Holdings Ltd.                                                                            7,500                51
HongKong Electric Holdings Ltd.                                                             22,600               124
Tanjong plc                                                                                 59,300               257
Xinao Gas Holdings Ltd.                                                                     54,000               107
                                                                                                     ---------------
                                                                                                                 609
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $4,112)                                                                                       5,045
                                                                                                     ---------------
WARRANTS--10.6%
HSBC Bank plc - Sun Pharmaceutical Industries Ltd. Exercise price
   $0.001 USD exp. 10/24/18(2)                                                               2,000                59
HSBC Bank plc - Cipla Ltd. Exercise price $0.001 USD exp. 12/17/18(2)                          600                 3
HSBC Bank plc - Hindustan Unilever Ltd. Exercise price
   $0.001 USD exp. 4/11/18(2)                                                               20,700               113
HSBC Bank plc - Nestle India Ltd. Exercise price $0.001 USD exp. 11/19/18(2)                 4,300               203
JPMorgan International - Housing Development Financial Corp.
   Exercise price $0.001 USD exp. 5/7/14(2)                                                  5,500               319
Macquarie Bank Ltd. - Marico Ltd. Exercise price $0.0001 USD exp. 2/18/13(2)                 7,700                14
                                                                                                     ---------------
TOTAL WARRANTS
(IDENTIFIED COST $ 506)                                                                                          711
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
EQUITY-LINKED CERTIFICATES--10.9%
CLSA Financial Products Ltd. - Bharat Heavy Electricals Ltd.
   Strike price $0.001 USD exp. 7/20/10(2)                                                   2,100   $           102
CLSA Financial Products Ltd. - Bharti-Tele Ventures
   Strike price $0.001 USD exp. 5/31/10(2)                                                   8,000                70
CLSA Financial Products Ltd. - Dabur India Ltd.
   Strike price $0.001 USD exp. 1/18/12(2)                                                  19,300                57
CLSA Financial Products Ltd. - Hero Honda Motors Ltd.
   Strike price $0.001 USD exp. 6/9/10(2)                                                    1,900                66
CLSA Financial Products Ltd. - ITC Ltd.
   Strike price $0.001 USD exp. 5/5/10(2)                                                   45,700               221
CLSA Financial Products Ltd. - Jain Irrigation Systems Ltd.
   Strike price $0.001 USD exp. 8/15/11(2)                                                   4,600                75
CLSA Financial Products Ltd. - Jammu & Kashmir Bank Ltd.
   Strike price $0.001 USD exp. 7/8/10(2)                                                    8,900               108
CLSA Financial Products Ltd. - Mahindra & Mahindra Financial Services
   Strike price $0.001 USD exp. 2/23/11(2)                                                   7,100                34
                                                                                                     ---------------
TOTAL EQUITY-LINKED CERTIFICATES
(IDENTIFIED COST $535)                                                                                           733
                                                                                                     ---------------
MUTUAL FUNDS--1.2%
Macquarie Korea Infrastructure Fund                                                         18,110                79
                                                                                                     ---------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $70)                                                                                             79
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--98.1%
(IDENTIFIED COST $5,223)                                                                                       6,568
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--2.1%
MONEY MARKET MUTUAL FUNDS--2.1%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                      139,744               140
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $140)                                                                                           140
                                                                                                     ---------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $5,363)                                                                                       6,708(1)
Other assets and liabilities, net--(0.2)%                                                                        (17)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $         6,691
                                                                                                     ===============

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                 VIRTUS GREATER ASIA EX JAPAN OPPORTUNITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

COUNTRY WEIGHTINGS as of September 30, 2009+

India                                       24%
Australia                                   12
China                                       11
Malaysia                                    11
Korea                                        8
Hong Kong                                    7
Singapore                                    6
Other (includes short-term investments)     21
                                           ---
Total                                      100%
                                           ===

+    % of total investments as of September 30, 2009.

At September 30, 2009, the Fund had entered into forward currency contracts as follows (reported in thousands):

                                                 Unrealized
Contracts   In Exchange   Settlement            Appreciation
 to Sell        for          Date      Value   (Depreciation)
---------   -----------   ----------   -----   --------------
AUD 218     USD 185         3/29/10     $189        $(4)
                                                    ===

FOREIGN CURRENCIES:

AUD Australian Dollar
USD United States Dollar

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                  Level 2 -
                                   Total Value       Level 1 -   Significant
                                        at             Quoted     Observable
                                September 30, 2009     Prices       Inputs
                                ------------------   ---------   -----------
ASSETS
Equity Securities:
   Common Stocks                      $5,045           $5,045      $   --
   Warrants                              711               --         711
   Equity-Linked Certificates            733               --         733
   Mutual Funds                           79               79
   Short-Term Investments                140              140          --
                                      ------           ------      ------
Total Investments                     $6,708           $5,264      $1,444
                                      ======           ======      ======
LIABILITIES
   Forward Currency Contracts         $   (4)          $   --      $   (4)

There are no Level 3 (significant unobservable inputs) priced securities.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                   VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--3.0%
OPAP SA                                                                                      4,903   $           127
SES SA                                                                                       3,189                72
                                                                                                     ---------------
                                                                                                                 199
                                                                                                     ---------------
CONSUMER STAPLES--39.1%
British American Tobacco plc                                                                12,379               388
Cadbury plc                                                                                 13,026               167
Colruyt SA                                                                                     328                77
Diageo plc                                                                                  11,808               181
Imperial Tobacco Group plc                                                                  12,050               348
Lindt & Spruengli AG                                                                            23                56
Nestle S.A. Registered Shares                                                                7,922               337
Philip Morris International, Inc.                                                            7,337               358
Reckitt Benckiser Group plc                                                                  5,113               250
Tesco plc                                                                                   40,240               257
Unilever N.V.                                                                                4,982               144
                                                                                                     ---------------
                                                                                                               2,563
                                                                                                     ---------------
ENERGY--7.0%
BG Group plc                                                                                 5,082                88
Core Laboratories N.V.                                                                       2,169               224
Total SA                                                                                     2,531               150
                                                                                                     ---------------
                                                                                                                 462
                                                                                                     ---------------
FINANCIALS--6.8%
Deutsche Boerse AG                                                                           1,834               150
HSBC Holdings plc                                                                            2,929                33
Muenchener Rueckversicherungs-Gesellschaft AG Registered Shares                              1,032               165
Reinet Investments SCA(2)                                                                    7,186               101
                                                                                                     ---------------
                                                                                                                 449
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
HEALTH CARE--19.5%
Cie Generale D'optique Essilor International SA                                              3,379   $           192
Covidien plc                                                                                 2,400               104
Fresenius Medical Care AG & Co KGaA                                                          4,636               231
Novartis AG Registered Shares                                                                3,172               159
Novo Nordisk A/S Class B                                                                     3,205               201
Roche Holding AG Registered Shares                                                           1,733               280
Synthes, Inc.                                                                                  937               113
                                                                                                     ---------------
                                                                                                               1,280
                                                                                                     ---------------
INDUSTRIALS--7.7%
Bureau Veritas SA                                                                            1,590                89
Capita Group plc/The                                                                        13,841               160
De La Rue plc                                                                                6,271                90
G4S plc                                                                                     26,300                93
Siemens AG Registered Shares                                                                   755                70
                                                                                                     ---------------
                                                                                                                 502
                                                                                                     ---------------
INFORMATION TECHNOLOGY--3.9%
Indra Sistemas SA                                                                            3,990               100
Xchanging plc                                                                               44,081               155
                                                                                                     ---------------
                                                                                                                 255
                                                                                                     ---------------
MATERIALS--1.4%
Air Liquide SA                                                                                 778                89
                                                                                                     ---------------
UTILITIES--10.3%
Enagas S.A.                                                                                  8,708               182
Red Electrica Corp. S.A.                                                                     3,967               203
RWE AG                                                                                       1,113               103
Scottish & Southern Energy plc                                                               5,195                98
Terna Rete Elettrica Nazionale S.p.A.                                                       23,948                93
                                                                                                     ---------------
                                                                                                                 679
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $ 5,110)                                                                                      6,478
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--98.7%
(IDENTIFIED COST $5,110)                                                                                       6,478
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
SHORT-TERM INVESTMENTS--1.6%
MONEY MARKET MUTUAL FUNDS--1.6%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                      105,026   $           105
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $105)                                                                                           105
                                                                                                     ---------------
TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $5,215)                                                                                       6,583(1)
Other assets and liabilities, net--(0.3)%                                                                        (21)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $         6,562
                                                                                                     ===============

COUNTRY WEIGHTINGS as of September 30, 2009+

United Kingdom     35%
Switzerland        20
Germany            11
France              8
Spain               7
Netherlands         6
United States       3
Other              10
                  ---
Total             100%
                  ===

+    % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                Total Value      Level 1 -
                                    at             Quoted
                            September 30, 2009     Prices
                            ------------------   ---------
Equity Securities:
   Common Stocks                  $6,478           $6,478
   Short-Term Investments            105              105
                                  ------           ------
Total Investments                 $6,583           $6,583
                                  ======           ======

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CORPORATE BONDS--92.4%
CONSUMER DISCRETIONARY--30.3%
Affinion Group, Inc.
   10.125%, 10/15/13                                                               $           645   $           666
   11.500%, 10/15/15                                                                         1,555             1,606
AMC Entertainment, Inc.
   8.000%, 3/1/14                                                                            1,255             1,217
American Real Estate Partners LP
   8.125%, 6/1/12                                                                            1,515             1,502
   7.125%, 2/15/13                                                                             480               462
Caesars Entertainment, Inc.
   7.875%, 3/15/10                                                                             900               904
Cinemark USA, Inc. 144A
   8.625%, 6/15/19(4)                                                                          685               712
CSC Holdings, Inc. 144A
   8.625%, 2/15/19(4)                                                                        2,050             2,178
Dollar General Corp. PIK
   Interest Capitalization
   11.875%, 7/15/17                                                                            780               881
Dollarama Group LP
   8.875%, 8/15/12                                                                             760               781
Echostar DBS Corp.
   6.625%, 10/1/14                                                                             410               400
   7.125%, 2/1/16                                                                              780               778
Education Management LLC/Education Management Finance Corp.
   10.250%, 6/1/16                                                                             555               619
Goodyear Tire & Rubber Co. (The)
   5.010%, 12/1/09(3)                                                                           15                15
   10.500%, 5/15/16                                                                          1,210             1,319
Intelsat Corp.
   9.250%, 8/15/14                                                                           1,285             1,324
Jostens IH Corp.
   7.625%, 10/1/12                                                                             900               906
Levi Strauss & Co.
   8.875%, 4/1/16                                                                              755               768
Mediacom Broadband LLC/Mediacom Broadband Corp.
   8.500%, 10/15/15                                                                          1,130             1,147
Peninsula Gaming LLC 144A
   10.750%, 8/15/17(4)                                                                         910               919
Sally Holdings LLC/Sally Capital, Inc.
   10.500%, 11/15/16                                                                           720               754
Scientific Games International, Inc. 144A
   9.250%, 6/15/19(4)                                                                        1,355             1,416
Service Corp. International
   7.625%, 10/1/18                                                                           1,000             1,012
Speedway Motorsports, Inc.
   6.750%, 6/1/13                                                                            1,110             1,102
   144A 8.750%, 6/1/16(4)                                                                      315               329
Susser Holdings LLC/Susser Finance Corp.
   10.625%, 12/15/13                                                                           765               794
United Artists Theatre Circuit, Inc.
   Series BE-9
   9.300%, 7/1/15(6)(8)                                                                         11                10
   Series AW-0,
   9.300%, 7/1/15(6)(8)                                                                          2                 1
   Series BD-1
   9.300%, 7/1/15(6)(8)                                                                        321               291
   Series 95-A
   9.300%, 7/1/15(6)(8)                                                                        298               270

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONSUMER DISCRETIONARY--(CONTINUED)
Valassis Communications, Inc.
   8.250%, 3/1/15                                                                  $         1,005   $           906
Videotron Ltee
   9.125%, 4/15/18                                                                           1,490             1,620
WMG Holdings Corp.
   0.000%, 12/15/14(3)                                                                         640               619
                                                                                                     ---------------
                                                                                                              28,228
                                                                                                     ---------------
CONSUMER STAPLES--10.5%
Alliance One International, Inc. 144A
   10.000%, 7/15/16(4)                                                                       1,365             1,416
ASG Consolidated LLC/ASG Finance, Inc.
   11.500%, 11/1/11(3)                                                                       1,000               975
Constellation Brands, Inc.
   7.250%, 9/1/16                                                                            1,185             1,185
Del Monte Corp. 144A
   7.500%, 10/15/19(4)                                                                          65                66
Dole Food Co., Inc.
   8.750%, 7/15/13                                                                              65                65
   144A 13.875%, 3/15/14(4)                                                                    825               972
   144A 8.000%, 10/1/16(4)                                                                     340               343
Ingles Markets, Inc.
   8.875%, 5/15/17                                                                           1,200             1,236
Jarden Corp.
   7.500%, 5/1/17                                                                            1,235             1,207
Pantry, Inc. (The)
   7.750%, 2/15/14                                                                             895               839
Stater Brothers Holdings, Inc.
   7.750%, 4/15/15                                                                             565               551
SUPERVALU, Inc.
   8.000%, 5/1/16                                                                              930               967
                                                                                                     ---------------
                                                                                                               9,822
                                                                                                     ---------------
ENERGY--6.3%
Chesapeake Energy Corp.
   9.500%, 2/15/15                                                                             285               301
   6.625%, 1/15/16                                                                           1,240             1,178
El Paso Corp.
   6.875%, 6/15/14                                                                             665               655
   8.250%, 2/15/16                                                                             515               530
Encore Acquisition Co.
   6.000%, 7/15/15                                                                           1,045               951
Pioneer Natural Resources Co.
   6.650%, 3/15/17                                                                             100                96
   6.875%, 5/1/18                                                                              930               892
Plains Exploration & Production Co.
   7.000%, 3/15/17                                                                             715               685
   7.625%, 6/1/18                                                                              540               532
                                                                                                     ---------------
                                                                                                               5,820
                                                                                                     ---------------
FINANCIALS--7.4%
Ford Motor Credit Co. LLC
   7.500%, 8/1/12                                                                            2,020             1,941
Fresenius US Finance II, Inc. 144A
   9.000%, 7/15/15(4)                                                                        1,580             1,730
GMAC, Inc. 144A
   6.750%, 12/1/14(4)                                                                        1,230             1,058

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
FINANCIALS--(CONTINUED)
Host Hotels & Resorts LP Series O
   6.375%, 3/15/15                                                                 $         1,220   $         1,162
NBC Acquisition Corp.
   11.000%, 3/15/13(3)                                                                       1,185               693
Royal Bank of Scotland Group plc Series 1,
   9.118%, 3/31/10                                                                             185               171
Ventas Realty LP/Ventas Capital Corp. Series 1
   6.500%, 6/1/16                                                                              155               151
                                                                                                     ---------------
                                                                                                               6,906
                                                                                                     ---------------
HEALTH CARE--4.7%
Bio-Rad Laboratories, Inc. 144A
   8.000%, 9/15/16(4)                                                                          330               343
Community Health Systems, Inc.
   8.875%, 7/15/15                                                                           1,205             1,238
HCA, Inc.
   9.250%, 11/15/16                                                                          2,000             2,072
   144A
   8.500%, 4/15/19(4)                                                                          690               725
                                                                                                     ---------------
                                                                                                               4,378
                                                                                                     ---------------
INDUSTRIALS--8.9%
ARAMARK Corp.
   8.500%, 2/1/15                                                                              725               735
Biomet, Inc.
   11.625%, 10/15/17                                                                         2,120             2,321
Casella Waste Systems, Inc.
   9.750%, 2/1/13                                                                            1,200             1,116
Corrections Corp. of America
   7.750%, 6/1/17                                                                              610               633
DI Finance/DynCorp International, Inc. Series B
   9.500%, 2/15/13                                                                           2,000             2,050
L-3 Communications Corp.
   5.875%, 1/15/15                                                                           1,430             1,430
                                                                                                     ---------------
                                                                                                               8,285
                                                                                                     ---------------
INFORMATION TECHNOLOGY--5.5%
Dycom Industries, Inc.
   8.125%, 10/15/15                                                                            985               901
Inmarsat Finance plc
   7.625%, 6/30/12                                                                             480               483
Jabil Circuit, Inc.
   7.750%, 7/15/16                                                                             295               301
Lender Processing Services, Inc.
   8.125%, 7/1/16                                                                            1,085             1,134
SunGard Data Systems, Inc.
   9.125%, 8/15/13                                                                           1,255             1,274
   10.250%, 8/15/15                                                                            985             1,010
                                                                                                     ---------------
                                                                                                               5,103
                                                                                                     ---------------
MATERIALS--1.7%
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 4/1/17                                                                            1,480             1,574
                                                                                                     ---------------

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
TELECOMMUNICATION SERVICES--14.9%
Cincinnati Bell, Inc.
   8.375%, 1/15/14                                                                 $           880   $           889
Citizens Communications Corp.
   7.125%, 3/15/19                                                                           1,115             1,056
Frontier Communications Corp.
   8.125%, 10/1/18                                                                             595               602
Global Crossing Ltd. 144A
   12.000%, 9/15/15(4)                                                                       1,050             1,108
Hughes Network Systems LLC/Hughes Network Systems Finance Corp.
   9.500%, 4/15/14                                                                           1,770             1,788
Paetec Holding Corp.
   9.500%, 7/15/15                                                                              30                27
   144A
   8.875%, 6/30/17(4)                                                                          680               680
Poland Telecom Finance BV Series B
   14.000%, 12/1/09(6)(9)(8)(15)                                                             4,942                62
Qwest Corp.
   8.875%, 3/15/12                                                                             615               647
   144A
   8.375%, 5/1/16(4)                                                                           175               181
   6.500%, 6/1/17                                                                              735               691
Sprint Capital Corp.
   8.375%, 3/15/12                                                                             890               923
Stratos Global Corp.
   9.875%, 2/15/13                                                                             615               643
Virgin Media Finance plc Series
   8.750%, 4/15/14                                                                           2,045             2,096
West Corp.
   9.500%, 10/15/14                                                                          1,135             1,118
Windstream Corp.
   7.000%, 3/15/19                                                                           1,475             1,387
                                                                                                     ---------------
                                                                                                              13,898
                                                                                                     ---------------

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
UTILITIES--2.2%
Ferrellgas Partners LP 144A
   9.125%, 10/1/17(4)                                                              $           675   $           699
NRG Energy, Inc.
   7.375%, 1/15/17                                                                           1,395             1,353
                                                                                                     ---------------
                                                                                                               2,052
                                                                                                     ---------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $85,370)                                                                                     86,066
                                                                                                     ---------------
LOAN AGREEMENTS--2.7%
CONSUMER DISCRETIONARY--2.7%
Education Management LLC/Education Management Finance Corp. Tranche C
   2.375%, 6/1/13(3)                                                                         1,253             1,198
KAR Holdings, Inc. Tranche
   2.550%, 10/21/13(3)                                                                         700               675
Rental Services Corp. Tranche
   3.848%, 11/30/13(3)                                                                         680               605
                                                                                                     ---------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $2,010)                                                                                       2,478
                                                                                                     ---------------
COMMON STOCKS--0.0%

                                                                                        SHARES
                                                                                   ---------------
INDUSTRIALS--0.0%
ACG Holdings, Inc.(6)(8)(15)                                                                    76                 0
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $358)                                                                                             0
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--95.1%
(IDENTIFIED COST $87,738)                                                                                     88,544
                                                                                                     ---------------

                                                                                       SHARES             VALUE
                                                                                   ---------------   ---------------
SHORT-TERM INVESTMENTS--2.9%
MONEY MARKET MUTUAL FUNDS--2.9%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                    2,727,866   $         2,728
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,728)                                                                                       2,728
                                                                                                     ---------------
TOTAL INVESTMENTS--98.0%
(IDENTIFIED COST $90,466)                                                                                     91,272(1)
Other Assets and Liabilities--2.0%                                                                             1,892
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        93,164
                                                                                                     ===============

COUNTRY WEIGHTINGS as of September 30, 2009+

United States     94%
United Kingdom     3
Canada             2
Bermuda            1
                 ---
Total            100%
                 ===

+    % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                              Level 2 -      Level 3 -
                                Total Value      Level 1 -   Significant    Significant
                                    at             Quoted     Observable   Unobservable
                            September 30, 2009     Prices       Inputs        Inputs
                            ------------------   ---------   -----------   ------------
Debt Securities:
   Corporate Debt                 $88,544          $   --      $87,910         $634
Equity Securities:
   Common Stock                        --              --           --           --
   Short-Term Investments           2,728           2,728           --           --
                                  -------          ------      -------         ----
Total Investments                 $91,272          $2,728      $87,910         $634
                                  =======          ======      =======         ====

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

($ reported in thousands)

                                                                 Corporate   Common
                                                         Total      Debt      Stock
                                                         -----   ---------   ------
BALANCE AS OF SEPTEMBER 30, 2008:                        $ 772      $708     $  64
   Accrued discounts (premiums)                              3         3        --
   Realized gain (loss)(1)                                 103        --       103
   Change in unrealized appreciation (depreciation)(1)     (66)       (2)      (64)
   Net purchases (sales)                                  (178)      (75)     (103)
   Transfers in and/or out of Level 3(2)                    --        --        --
                                                         -----      ----      ----
BALANCE AS OF SEPTEMBER 30, 2009:                        $ 634      $634      $ --(3)
                                                         =====      ====      ====

(1) DISCLOSED IN THE STATEMENT OF OPERATIONS UNDER NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.

(2) "TRANSFERS IN AND/OR OUT" REPRESENT THE ENDING VALUE AS OF SEPTEMBER 30, 2009, FOR ANY INVESTMENT SECURITY WHERE A CHANGE IN THE PRICING LEVEL OCCURRED FROM THE BEGINNING TO THE END OF THE PERIOD.

(3)  LEVEL 3 COMMON STOCK HAS AN ENDING VALUE OF ZERO.

Certain level 3 security valuations have been determined based on availability of only a single broker source, which may or may not be a principal market maker. Other level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--97.1%
DIVERSIFIED REITS--10.4%
BGP Holdings(8)                                                                            588,920   $             0
British Land Co. plc                                                                       123,375               937
Canadian Real Estate Investment Trust                                                       10,175               245
Cominar Real Estate Investment Trust                                                        18,150               330
Dexus Property Group                                                                     1,151,415               858
First Capital Realty, Inc.                                                                   5,000                90
Fonciere Des Regions                                                                         4,045               471
Gecina SA                                                                                    2,085               249
Kenedix Realty Investment Corp.                                                                 58               218
                                                                                                     ---------------
                                                                                                               3,398
                                                                                                     ---------------
INDUSTRIAL REITS--7.1%
Ascendas Real Estate Investment Trust                                                      548,000               751
Goodman Group                                                                            1,675,280               983
SEGRO plc                                                                                  101,757               597
                                                                                                     ---------------
                                                                                                               2,331
                                                                                                     ---------------
OFFICE REITS--16.7%
Allied Properties Real Estate Investment Trust                                              10,400               161
CapitaCommercial Trust                                                                     453,000               334
Champion REIT                                                                            1,197,000               499
Commonwealth Property Office Fund                                                          194,416               163
Derwent London plc                                                                          23,846               465
Great Portland Estates plc                                                                  79,118               335
ING Office Fund                                                                            640,650               317
Japan Prime Realty Investment Corp.                                                            168               408
Japan Real Estate Investment Corp.                                                              80               654
Nippon Building Fund, Inc.                                                                      93               830
Nomura Real Estate Office Fund, Inc.                                                            48               319
ORIX JREIT, Inc.                                                                                96               497
Societe Immobiliere de Location Pour L'industrie Et Le Commerce                              3,712               479
                                                                                                     ---------------
                                                                                                               5,461
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
REAL ESTATE OPERATING COMPANIES--16.6%
AEON Mall Co. Ltd.                                                                          18,600   $           387
Brookfield Properties Corp.(13)                                                              8,645                97
Brookfield Properties Corp.(14)                                                             69,150               784
Castellum AB                                                                                64,666               626
Citycon Oyj                                                                                 99,166               421
Deutsche Euroshop AG                                                                         9,018               316
Fabege AB                                                                                   27,009               159
GAGFAH S.A.                                                                                 14,351               159
Hongkong Land Holdings Ltd.                                                                332,500             1,446
Multiplan Empreendimentos Imobiliarios SA                                                   19,558               306
PSP Swiss Property AG(2)                                                                     8,196               475
Safestore Holdings Ltd. plc                                                                 96,319               233
                                                                                                     ---------------
                                                                                                               5,409
                                                                                                     ---------------
RESIDENTIAL REITS--0.6%
Boardwalk Real Estate Investment Trust                                                       5,360               193
                                                                                                     ---------------
RETAIL REITS--45.1%
CapitaMall Trust                                                                           379,800               499
CFS Retail Property Trust                                                                  333,252               591
Corio N.V.                                                                                  11,676               805
Eurocommercial Properties N.V.                                                              11,812               468
Hammerson plc                                                                              110,609               697
Klepierre                                                                                   20,078               796
Land Securities Group plc                                                                  142,173             1,420
Liberty International plc                                                                   59,864               459
Link (The)                                                                                 476,642             1,049
RioCan Real Estate Investment Trust                                                         42,600               716
Unibail-Rodamco                                                                             14,380             2,987
Westfield Group                                                                            345,173             4,233
                                                                                                     ---------------
                                                                                                              14,720
                                                                                                     ---------------
SPECIALIZED REITS--0.6%
Big Yellow Group plc(2)                                                                     33,841               203
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $28,585)                                                                                     31,715
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--97.1%
(IDENTIFIED COST $28,585)                                                                                     31,715
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
SHORT-TERM INVESTMENTS--0.3%
MONEY MARKET MUTUAL FUNDS--0.3%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                       98,517   $            99
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $99)                                                                                             99
                                                                                                     ---------------
TOTAL INVESTMENTS--97.4%
(IDENTIFIED COST $28,684)                                                                                     31,814(1)
Other assets and liabilities, net--2.6%                                                                          848
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        32,662
                                                                                                     ===============

COUNTRY WEIGHTINGS as of September 30, 2009*+

Australia         23%
United Kingdom    17
France            16
Japan             10
Hong Kong          9
Canada             8
Singapore          5
Other             12
                 ---
Total            100%
                 ===

*    FOREIGN SECURITY COUNTRY DETERMINATION:

     A combination of the following criteria is used to assign the countries of risk listed in the table shown above. Country of incorporation, actual building address, primary exchange on which security is traded and country in which the greatest percentage of company revenue is generated.

+    % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                               Level 3 -
                                Total Value      Level 1 -    Significant
                                    at             Quoted    Unobservable
                            September 30, 2009     Prices       Inputs
                            ------------------   ---------   ------------
Equity Securities:
   Common Stocks                  $31,715         $31,715         $--++
   Short-Term Investments              99              99          --
                                  -------         -------         ---
Total Investments                 $31,814         $31,814         $--++
                                  =======         =======         ===

There are no Level 2 (significant observable inputs) priced securities.

++ Level 3 Common Stock transferred in at zero and valued at zero at the end of the period.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
                SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
COMMON STOCKS--96.5%
CONSUMER DISCRETIONARY--20.4%
Abercrombie & Fitch Co. Class A                                                             14,930   $           491
AnnTaylor Stores Corp.(2)                                                                   46,600               741
Autoliv, Inc.                                                                               25,700               864
Brink's Home Security Holdings, Inc.(2)                                                      9,390               289
Drew Industries, Inc.(2)                                                                    16,890               366
Electrolux AB Series B(2)                                                                   40,700               931
Ethan Allen Interiors, Inc.                                                                 24,630               406
Gap, Inc. (The)                                                                             22,760               487
Home Depot, Inc. (The)                                                                      11,100               296
Kohl's Corp.(2)                                                                              9,420               537
LVMH Moet Hennessy Louis Vuitton S.A.                                                        7,170               721
Newell Rubbermaid, Inc.                                                                     30,620               480
News Corp. Class A                                                                          63,050               756
Nordstrom, Inc.                                                                             17,630               538
OfficeMax, Inc.(2)                                                                         117,120             1,473
Omnicom Group, Inc.                                                                         15,720               581
Reed Elsevier NV                                                                            23,920               270
Rent-A-Center, Inc.(2)                                                                      17,530               331
Saks, Inc.(2)                                                                               47,950               327
Staples, Inc.                                                                               32,780               761
Target Corp.                                                                                20,210               943
Thomas Cook Group plc                                                                      129,740               482
Timberland Co. (The)Class A(2)                                                              18,850               262
Time Warner, Inc.                                                                           14,333               413
Tractor Supply Co.(2)                                                                        9,450               458
True Religion Apparel, Inc.(2)                                                              20,960               544
Whirlpool Corp.                                                                              3,630               254
Williams-Sonoma, Inc.                                                                       37,758               764
WPP plc                                                                                     74,430               639
                                                                                                     ---------------
                                                                                                              16,405
                                                                                                     ---------------
CONSUMER STAPLES--12.3%
Altria Group, Inc.                                                                          22,780               406
BJ's Wholesale Club, Inc.(2)                                                                21,640               784
Cadbury plc Sponsored ADR                                                                    9,896               507
Carlsberg A/S                                                                                8,550               619
Coca-Cola Enterprises, Inc.                                                                 55,090             1,179
Corn Products International, Inc.                                                           12,380               353
CVS Caremark Corp.                                                                          14,370               514
Estee Lauder Cos., Inc. (The)Class A                                                         3,440               128
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR                                     12,740               485
Imperial Tobacco Group plc                                                                  16,740               484
Kroger Co. (The)                                                                            16,590               342
Metro AG                                                                                    12,150               687
Nestle S.A. Registered Shares                                                               15,500               660
PepsiCo, Inc.                                                                               14,550               853
Philip Morris International, Inc.                                                           10,210               498
Ralcorp Holdings, Inc.(2)                                                                    7,880               461
Whole Foods Market, Inc.(2)                                                                 31,422               958
                                                                                                     ---------------
                                                                                                               9,918
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
ENERGY--5.0%
Anadarko Petroleum Corp.                                                                    12,460   $           782
Halliburton Co.                                                                             11,750               319
Hess Corp.                                                                                   3,240               173
LUKOIL O.A.O Sponsored ADR                                                                   5,980               328
Noble Corp.                                                                                 16,570               629
Occidental Petroleum Corp.                                                                   3,680               288
Range Resources Corp.                                                                       13,920               687
XTO Energy, Inc.                                                                            10,480               433
Yanzhou Coal Mining Co. Ltd. Sponsored ADR                                                  28,820               416
                                                                                                     ---------------
                                                                                                               4,055
                                                                                                     ---------------
FINANCIALS--9.4%
ACE Ltd.(2)                                                                                  6,370               340
AON Corp.                                                                                    8,390               341
Arch Capital Group Ltd.(2)                                                                   7,250               490
City National Corp.                                                                         17,060               664
Fidelity National Financial, Inc. Class A                                                   27,050               408
First American Corp.                                                                        23,020               745
Genworth Financial, Inc. Class A                                                            35,720               427
Huntington Bancshares, Inc.                                                                102,130               481
Investment Technology Group, Inc.(2)                                                        22,576               630
LaSalle Hotel Properties                                                                    16,420               323
Legg Mason, Inc.                                                                            26,870               834
MFA Financials, Inc.                                                                        53,010               422
National Penn Bancshares, Inc.                                                              31,360               192
Piper Jaffray Cos.(2)                                                                        7,700               367
SunTrust Banks, Inc.                                                                        21,460               484
Washington Federal, Inc.                                                                    27,150               458
                                                                                                     ---------------
                                                                                                               7,606
                                                                                                     ---------------
HEALTH CARE--13.9%
Alcon, Inc.                                                                                  1,530               212
Alexion Pharmaceuticals, Inc.(2)                                                             5,960               265
Amedisys, Inc.(2)                                                                            8,730               381
AmerisourceBergen Corp.                                                                      6,710               150
Amgen, Inc.(2)                                                                               5,490               331
Astellas Pharma, Inc.                                                                       14,120               580
Boston Scientific Corp.(2)                                                                  12,040               127
Cerner Corp.(2)                                                                              2,810               210
Covidien plc                                                                                24,620             1,065
Emergency Medical Services Corp.(2)                                                          1,380                64
Emergent Biosolutions, Inc.(2)                                                              29,460               520
Facet Biotech Corp.(2)                                                                      25,450               440
Gilead Sciences, Inc.(2)                                                                     6,420               299
Hospira, Inc.(2)                                                                            23,680             1,056
Human Genome Sciences, Inc.(2)                                                              10,890               205
Inverness Medical Innovations, Inc.(2)                                                       3,220               125
Ipsen SA                                                                                    11,020               604
King Pharmaceuticals, Inc.(2)                                                               77,990               840
Life Technologies Corp.(2)                                                                   4,620               215
MAP Pharmaceuticals, Inc.(2)                                                                12,110               127
McKesson Corp.                                                                               2,990               178

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
HEALTH CARE--(CONTINUED)
Medco Health Solutions, Inc.(2)                                                              2,620   $           145
Medicines Co. (The)(2)                                                                      43,210               476
Mednax, Inc.(2)                                                                              3,950               217
Merck & Co., Inc.                                                                            4,680               148
PerkinElmer, Inc.                                                                            2,390                46
Pfizer, Inc.                                                                                10,590               175
Roche Holding AG Sponsored ADR                                                               3,900               158
Schein (Henry), Inc.(2)                                                                      4,710               259
St. Jude Medical, Inc.(2)                                                                    4,580               179
United Therapeutics Corp.(2)                                                                 1,270                62
Universal Health Services, Inc. Class B                                                      6,710               416
Vertex Pharmaceuticals, Inc.(2)                                                             18,860               715
Zimmer Holdings, Inc.(2)                                                                     3,950               211
                                                                                                     ---------------
                                                                                                              11,201
                                                                                                     ---------------
INDUSTRIALS--10.0%
Actuant Corp. Class A                                                                       35,920               577
Altra Holdings, Inc.(2)                                                                     52,294               585
BAE Systems plc                                                                             45,240               252
Brink's Co. (The)                                                                           12,060               325
Cummins, Inc.                                                                                8,860               397
Curtiss-Wright Corp.                                                                        14,350               490
Delta Air Lines, Inc.(2)                                                                    44,050               395
FedEx Corp.                                                                                  5,890               443
Hutchison Whampoa Ltd.                                                                      16,500               594
IDEX Corp.                                                                                   7,710               215
JetBlue Airways Corp.(2)                                                                    61,820               370
Kennametal, Inc.                                                                            23,380               575
McDermott International, Inc.(2)                                                            11,200               283
Nippon Express Co., Ltd.                                                                    65,000               264
Old Dominion Freight Line, Inc.(2)                                                          12,580               383
Steelcase, Inc. Class A                                                                     68,530               426
Timken Co. (The)                                                                            20,350               477
TNT N.V.                                                                                    17,690               475
Toro Co. (The)                                                                               8,360               332
Tyco International Ltd.                                                                      6,930               239
                                                                                                     ---------------
                                                                                                               8,097
                                                                                                     ---------------
INFORMATION TECHNOLOGY--16.1%
Amphenol Corp. Class A                                                                      12,710               479
Apple, Inc.(2)                                                                               2,350               436
Atheros Communications, Inc.(2)                                                              1,640                43
Broadcom Corp.(2)                                                                           21,080               647
Cisco Systems, Inc.(2)                                                                      61,440             1,446
Cybersource Corp.(2)                                                                         2,610                43
Emulex Corp.(2)                                                                             26,660               274
Forrester Research, Inc.(2)                                                                 15,450               412
Fujitsu Ltd.                                                                                66,570               435
HON HAI Precision Industry Co. Ltd.                                                         71,820               575
Juniper Networks, Inc.(2)                                                                   14,100               381
LSI Corp.(2)                                                                                37,560               206
Maxim Integrated Products, Inc.                                                             23,590               428
Motorola, Inc.                                                                             134,780             1,158
Murata Manufacturing Co., Ltd.                                                               5,600               266

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
INFORMATION TECHNOLOGY--(CONTINUED)
NetApp, Inc.(2)                                                                             16,890   $           451
Quest Software, Inc.(2)                                                                     17,250               291
Research In Motion Ltd.(2)                                                                  15,870             1,072
Rovi Corp.(2)                                                                               11,940               401
Sybase, Inc.(2)                                                                             21,050               819
Teradata Corp.(2)                                                                           12,046               331
Teradyne, Inc.(2)                                                                           44,310               410
Tyco Electronics Ltd.                                                                       25,800               575
Vishay Intertechnology, Inc.(2)                                                             79,490               628
Western Digital Corp.(2)                                                                    21,190               774
                                                                                                     ---------------
                                                                                                              12,981
                                                                                                     ---------------
MATERIALS--5.0%
Du Pont (E.I.) de Nemours & Co.                                                             14,960               481
Freeport-McMoRan Copper & Gold, Inc.                                                         5,440               373
Impala Platinum Holdings Ltd. Sponsored ADR                                                 10,800               256
International Paper Co.                                                                     14,140               314
Pacific Metals Co., Ltd.                                                                    81,860               621
Packaging Corp. of America                                                                  42,940               876
Salzgitter AG                                                                                7,510               720
Tokyo Ohka Kogyo Co., Ltd.                                                                  17,090               385
                                                                                                     ---------------
                                                                                                               4,026
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--1.5%
America Movil S.A.B. de C.V. ADR Series L                                                    5,690               249
Leap Wireless International, Inc.(2)                                                        11,930               233
NTELOS Holdings Corp.                                                                       30,400               537
Telefonica Moviles S.A.(7)(8)(15)                                                            1,400                 0
Vivo Participacoes SA ADR                                                                    7,070               179
                                                                                                     ---------------
                                                                                                               1,198
                                                                                                     ---------------
UTILITIES--2.9%
Cia Paranaense de Energia ADR                                                               25,590               451
FPL Group, Inc.                                                                              4,750               262
Great Plains Energy, Inc.                                                                   31,580               567
PNM Resources, Inc.                                                                         40,600               474
Portland General Electric Co.                                                               28,330               559
                                                                                                     ---------------
                                                                                                               2,313
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $61,597)                                                                                     77,800
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--96.5%
(IDENTIFIED COST $61,597)                                                                                     77,800
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--6.6%

MONEY MARKET MUTUAL FUNDS--6.6%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                    5,343,404             5,343
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $5,343)                                                                                       5,343
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
TOTAL INVESTMENTS--103.1%
(IDENTIFIED COST $66,940)                                                                            $        83,143(1)

SECURITIES SOLD SHORT--(95.4)%
(PROCEEDS ($71,494))                                                                                         (76,896)
Other assets and liabilities, net--92.2%                                                                      74,371
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        80,618
                                                                                                     ===============
SECURITIES SOLD SHORT--95.4%
COMMON STOCKS SOLD SHORT--(95.4)%
CONSUMER DISCRETIONARY--(20.5)%
Advance Auto Parts, Inc.                                                                   (10,640)             (418)
Aeropostale, Inc.                                                                          (10,750)             (467)
BorgWarner, Inc.                                                                           (27,850)             (843)
Comcast Corp. Class A                                                                      (25,140)             (425)
Darden Restaurants, Inc.                                                                   (11,130)             (380)
Family Dollar Stores, Inc.                                                                 (25,120)             (663)
Hermes International                                                                        (4,190)             (618)
Husqvarna AB                                                                              (107,260)             (745)
Intercontinental Hotels Group plc                                                          (55,240)             (717)
ITV plc                                                                                 (1,359,250)             (959)
Jarden Corp.                                                                               (15,780)             (443)
LKQ Corp.                                                                                  (59,269)           (1,099)
McDonald's Corp.                                                                            (8,770)             (500)
NIKE, Inc. Class B                                                                         (10,090)             (653)
O'Reilly Automotive, Inc.                                                                  (26,090)             (943)
Panera Bread Co.                                                                            (8,330)             (458)
Penney (J.C.) Co., Inc.                                                                    (23,610)             (797)
Sonic Corp.                                                                                (90,700)           (1,003)
Starwood Hotels & Resorts Worldwide, Inc.                                                  (12,180)             (402)
Tim Hortons, Inc.                                                                          (17,270)             (489)
TJX Cos., Inc. (The)                                                                       (10,920)             (406)
Urban Outfitters, Inc.                                                                     (13,850)             (418)
Walt Disney Co. (The)                                                                      (39,450)           (1,083)
Wolters Kluwer N.V.                                                                        (12,780)             (273)
Wynn Resorts Ltd.                                                                          (18,360)           (1,302)
                                                                                                     ---------------
                                                                                                             (16,504)
                                                                                                     ---------------
CONSUMER STAPLES--(13.4)%
Brown-Forman Corp. Class B                                                                 (16,745)             (807)
Casino Guichard Perrachon SA                                                                (8,730)             (692)
Chattem, Inc.                                                                              (12,700)             (843)
Church & Dwight Co., Inc.                                                                  (12,880)             (731)
Constellation Brands, Inc. Class A                                                         (19,760)             (299)
Flowers Foods, Inc.                                                                        (42,930)           (1,129)
Green Mountain Coffee, Inc.                                                                (15,890)           (1,173)
Groupe Danone S.A.                                                                          (7,760)             (468)
Hain Celestial Group, Inc. (The)                                                           (33,490)             (642)
Hormel Foods Corp.                                                                          (7,880)             (280)
Lindt & Spruengli AG                                                                          (310)             (753)
McCormick & Co., Inc.                                                                       (9,290)             (315)
Pernod-Ricard SA                                                                            (7,350)             (584)
Reynolds American, Inc.                                                                     (9,340)             (416)
Smucker (J.M.) Co. (The)                                                                   (12,296)             (652)
TreeHouse Foods, Inc.                                                                      (15,800)             (564)
Wal-Mart de Mexico S.A.B. de C.V. Sponsored ADR                                            (12,690)             (440)
                                                                                                     ---------------
                                                                                                             (10,788)
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
ENERGY--(4.3)%
BJ Services Co.                                                                            (32,630)  $          (634)
CNOOC Ltd. ADR                                                                              (2,270)             (307)
Nabors Industries Ltd.                                                                     (20,490)             (428)
Oceaneering International, Inc.                                                            (10,360)             (588)
Sunoco, Inc.                                                                               (25,780)             (733)
Tesoro Corp.                                                                               (29,360)             (440)
Valero Energy Corp.                                                                        (18,750)             (364)
                                                                                                     ---------------
                                                                                                              (3,494)
                                                                                                     ---------------
FINANCIALS--(9.0)%
BB&T Corp.                                                                                 (26,660)             (726)
Chubb Corp. (The)                                                                           (8,750)             (441)
Federated Investors, Inc. Class B                                                          (31,320)             (826)
HCC Insurance Holdings, Inc.                                                               (45,120)           (1,234)
KeyCorp                                                                                    (65,650)             (427)
People's United Financial, Inc.                                                            (28,230)             (439)
Prosperity Bancshares, Inc.                                                                (38,200)           (1,329)
Valley National Bancorp                                                                    (53,760)             (661)
Westamerica Bancorp                                                                        (23,080)           (1,200)
                                                                                                     ---------------
                                                                                                              (7,283)
                                                                                                     ---------------
HEALTH CARE--(11.4)%
Allergan, Inc.                                                                              (4,520)             (257)
AMAG Pharmaceuticals, Inc.                                                                  (6,620)             (289)
American Medical Systems Holdings, Inc.                                                    (29,040)             (491)
AstraZeneca plc Sponsored ADR                                                               (5,980)             (269)
Bard (C.R.), Inc.                                                                          (12,040)             (947)
Becton, Dickinson & Co.                                                                     (9,240)             (645)
Cadence Pharmaceuticals, Inc.                                                              (45,900)             (508)
Cardinal Health, Inc.                                                                      (11,910)             (319)
Dionex Corp.                                                                                (8,970)             (583)
Eisai Co., Ltd.                                                                            (17,350)             (653)
Eli Lilly & Co.                                                                            (11,730)             (387)
Gen-Probe, Inc.                                                                             (5,380)             (223)
GlaxoSmithKline plc Sponsored ADR                                                          (10,430)             (412)
Haemonetics Corp.                                                                           (5,400)             (303)
Healthways, Inc.                                                                           (23,780)             (364)
Hologic, Inc.                                                                              (10,400)             (170)
Landauer, Inc.                                                                              (9,550)             (525)
Lundbeck (H) A/S                                                                           (32,790)             (680)
Patterson Cos., Inc.                                                                       (11,750)             (320)
Stryker Corp.                                                                               (4,150)             (189)
Takeda Pharmaceutical Co., Ltd.                                                            (11,500)             (479)
Techne Corp.                                                                                (2,405)             (150)
                                                                                                     ---------------
                                                                                                              (9,163)
                                                                                                     ---------------
INDUSTRIALS--(12.1)%
Baldor Electric Co.                                                                        (56,690)           (1,550)
Briggs & Stratton Corp.                                                                    (21,630)             (420)
Deere & Co.                                                                                (14,410)             (619)
First Solar, Inc.                                                                           (7,426)           (1,135)
GATX Corp.                                                                                 (23,220)             (649)
Graco, Inc.                                                                                (16,230)             (452)
Healthcare Services Group, Inc.                                                            (46,560)             (855)
ITT Corp.                                                                                  (10,630)             (554)

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
INDUSTRIALS--(CONTINUED)
Odakyu Electric Railway Co., Ltd.                                                          (44,940)  $          (406)
Rolls-Royce Group plc                                                                      (34,160)             (257)
Southwest Airlines Co.                                                                     (41,420)             (398)
Stericycle, Inc.                                                                            (8,450)             (409)
Trinity Industries, Inc.                                                                   (41,320)             (710)
United Stationers, Inc.                                                                     (5,620)             (268)
Wabtec Corp.                                                                               (20,870)             (783)
Yamato Holdings Co. Ltd.                                                                   (17,000)             (279)
                                                                                                     ---------------
                                                                                                              (9,744)
                                                                                                     ---------------
INFORMATION TECHNOLOGY--(14.8)%
Adobe Systems, Inc.                                                                        (12,480)             (412)
Amdocs Ltd.                                                                                 (6,480)             (174)
Automatic Data Processing, Inc.                                                             (4,390)             (173)
Corning, Inc.                                                                              (40,440)             (619)
Infosys Technologies Ltd. Sponsored ADR                                                    (11,150)             (541)
Intuit, Inc.                                                                               (15,240)             (434)
Linear Technology Corp.                                                                    (14,800)             (409)
Marvell Technology Group Ltd.                                                              (13,420)             (217)
McAfee, Inc.                                                                                (9,910)             (434)
National Instruments Corp.                                                                 (16,020)             (443)
Nokia Oyj Sponsored ADR                                                                    (28,320)             (414)
Palm, Inc.                                                                                 (43,620)             (760)
Paychex, Inc.                                                                              (12,510)             (364)
QLogic Corp.                                                                               (54,780)             (942)
QUALCOMM, Inc.                                                                             (28,540)           (1,284)
Salesforce.com, Inc.                                                                       (10,070)             (573)
SAP AG Sponsored ADR                                                                       (11,610)             (567)
Sigma Designs, Inc.                                                                        (38,430)             (558)
TDK Corp.                                                                                   (4,300)             (249)
Telefonaktiebolaget LM Ericsson Class B                                                    (46,460)             (467)
Telefonaktiebolaget LM Ericsson Sponsored ADR                                             (150,020)           (1,503)
TeleTech Holdings, Inc.                                                                    (23,700)             (404)
                                                                                                     ---------------
                                                                                                             (11,941)
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
MATERIALS--(5.1)%
Aluminum Corp. of China Ltd. ADR                                                           (13,100)  $          (359)
Anglo Platinum Ltd. ADR                                                                     (3,900)             (346)
Compass Minerals International, Inc.                                                        (9,160)             (564)
Kobe Steel Ltd.                                                                           (390,980)             (684)
OJI Paper Co., Ltd.                                                                        (88,980)             (402)
Sensient Technologies Corp.                                                                (29,640)             (823)
Sigma-Aldrich Corp.                                                                         (3,320)             (179)
Toray Industries, Inc.                                                                     (51,370)             (311)
Weyerhaeuser Co.                                                                           (11,860)             (435)
                                                                                                     ---------------
                                                                                                              (4,103)
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--(2.0)%
China Mobile Ltd. Sponsored ADR                                                            (12,020)             (590)
General Communication, Inc. Class A                                                        (61,810)             (424)
Telefonos de Mexico S.A.B. de C.V. ADR Series L                                            (16,190)             (283)
Verizon Communications, Inc.                                                               (10,640)             (322)
                                                                                                     ---------------
                                                                                                              (1,619)
                                                                                                     ---------------
UTILITIES--(2.8)%
DPL, Inc.                                                                                  (26,220)             (685)
Huaneng Power International, Inc. Sponsored ADR                                             (4,890)             (130)
NSTAR                                                                                       (8,120)             (258)
Piedmont Natural Gas Co., Inc.                                                              (9,140)             (219)
RRI Energy, Inc.                                                                          (103,920)             (742)
Tractebel Energia SA Sponsored ADR                                                         (18,960)             (223)
                                                                                                     ---------------
                                                                                                              (2,257)
                                                                                                     ---------------
TOTAL COMMON STOCKS SOLD SHORT--(95.4)%
(PROCEEDS ($71,494))                                                                                         (76,896)
                                                                                                     ---------------
TOTAL SECURITIES SOLD SHORT--(95.4)%
(PROCEEDS ($71,494))                                                                                         (76,896)(1)
                                                                                                     ---------------

COUNTRY WEIGHTINGS - LONG as of September 30, 2009+

United States     76%
Japan              4
Sweden             4
United Kingdom     4
France             3
China              2
Switzerland        1
Other              6
                 ---
Total            100%
                 ===

COUNTRY WEIGHTINGS - SHORT as of September 30, 2009+

United States     96%
Canada             1
Finland            1
Germany            1
India              1
                 ---
Total            100%
                 ===

+    % of total investments as of September 30, 2009.

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                 Level 3 -
                                  Total Value      Level 1 -    Significant
                                      at             Quoted    Unobservable
                              September 30, 2009     Prices       Inputs
                              ------------------   ---------   ------------
ASSETS TABLE
Equity Securities:
   Common Stocks                   $ 77,800         $ 77,800        $--(1)
   Short-Term Investments             5,343            5,343         --
                                   --------         --------        ---
Total Investments                  $ 83,143         $ 83,143        $--
                                   ========         ========        ===
LIABILITIES TABLE
Equity Securities:
   Common Stocks Sold Short        $(76,896)        $(76,896)       $--
                                   --------         --------        ---
Total Liabilities                  $(76,896)        $(76,896)       $--
                                   ========         ========        ===

There are no Level 2 (significant observable inputs) priced securities.

(1)  Level 3 Common Stocks have a beginning and ending value of $0.

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MUNICIPAL BONDS--0.3%
MICHIGAN--0.1%
Tobacco Settlement Finance Authority Taxable Series 06-A
   7.309%, 6/1/34                                                                  $      165        $           132
                                                                                                     ---------------
SOUTH DAKOTA--0.1%
Educational Enhancement Funding Corp. Taxable Series 02-A
   6.720%, 6/1/25                                                                         219                    188
                                                                                                     ---------------
VIRGINIA--0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1
   6.706%, 6/1/46                                                                         345                    247
                                                                                                     ---------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $695)                                                                                           567
                                                                                                     ---------------
FOREIGN GOVERNMENT SECURITIES--17.7%
Bolivarian Republic of Venezuela
   8.500%, 10/8/14                                                                      1,010                    904
   9.250%, 9/15/27                                                                        460                    373
   9.375%, 1/13/34                                                                        950                    736
Commonwealth of Australia Series 121,
   5.250%, 8/15/10                                                                      4,560(AUD)             4,068
Commonwealth of Canada
   2.750%, 12/1/10                                                                      4,326(CAD)             4,139
Commonwealth of New Zealand Series 1111,
   6.000%, 11/15/11                                                                     3,417(NZD)             2,559
Federal Republic of Germany Series 147,
   2.500%, 10/8/10                                                                      1,305(EUR)             1,944
Federative Republic of Brazil
   12.500%, 1/5/16                                                                      1,625(BRL)             1,018
   12.500%, 1/5/22                                                                      1,125(BRL)               705
   10.250%, 1/10/28                                                                     1,300(BRL)               712
Kingdom of Norway
   6.000%, 5/16/11                                                                     10,355(NOK)             1,884
   5.000%, 5/15/15                                                                      5,785(NOK)             1,065
Kingdom of Sweden Series 1048,
   4.000%, 12/1/09                                                                      3,775(SEK)               545
   Series 1045,
   5.250%, 3/15/11                                                                      2,800(SEK)               427
Republic of Argentina PIK Interest Capitalization
   8.280%, 12/31/33                                                                     5,313                  3,613
   Series GDP
   0.000%, 12/15/35(3)                                                                  3,200                    229
Republic of Colombia
   12.000%, 10/22/15                                                                1,200,000(COP)               740
Republic of Indonesia
   Series FR-23,
   11.000%, 12/15/12                                                                6,200,000(IDR)               683
   Series FR-30,
   10.750%, 5/15/16                                                                 3,500,000(IDR)               389
   RegS
   6.625%, 2/17/37(5)                                                                     765                    749
Republic of Korea Series 1112,
   4.750%, 12/10/11                                                                   775,000(KRW)               663

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
Republic of Poland Series 0414,
   5.750%, 4/25/14                                                                      2,300(PLZ)   $           803
   6.375%, 7/15/19                                                                 $      285                    322
Republic of Trinidad and Tobago RegS
   9.875%, 10/1/09(5)                                                                     135                    135
Republic of Turkey
   0.000%, 2/2/11                                                                       1,000(TRY)               606
   7.500%, 7/14/17                                                                        400                    443
Republic of Ukraine
   RegS
   7.650%, 6/11/13(5)                                                                     500                    456
   144A
   6.580%, 11/21/16(4)                                                                    250                    196
Russian Federation RegS
   7.500%, 3/31/30(3)                                                                     141                    153
                                                                                                     ---------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $28,212)                                                                                     31,259
                                                                                                     ---------------
MORTGAGE-BACKED SECURITIES--9.5%
NON-AGENCY--9.5%
American Tower Trust
   07-1A, C 144A
   5.615%, 4/15/37(4)                                                                     750                    728
Bear Stearns Commercial Mortgage Securities
   06-PW12, A4
   5.903%, 9/11/38(3)                                                                     790                    769
   06-PW14, A4
   5.201%, 12/11/38                                                                       350                    325
   05-PW10, A4
   5.405%, 12/11/40(3)                                                                    950                    936
   05-T20, A4A
   5.298%, 10/12/42(3)                                                                    600                    594
   07-PW18, A4
   5.700%, 6/11/50                                                                        750                    666
   07-PW18, AM
   6.084%, 6/11/50(3)                                                                     725                    496
Citigroup-Deutsche Bank Commercial Mortgage Trust
   05-CD1, AM
   5.399%, 7/15/44(3)                                                                     610                    520
   07-CD4, A4
   5.322%, 12/11/49                                                                       475                    398
Credit Suisse First Boston Mortgage Securities Corp. 04-C5, A3
   4.499%, 11/15/37                                                                       825                    795
Credit Suisse Mortgage Capital Certificates 06-C1, A3
   5.711%, 2/15/39(3)                                                                     300                    296
Crown Castle Towers LLC 05-1A, B 144A
   4.878%, 6/15/35(4)                                                                     500                    500
GE Capital Commercial Mortgage Corp. 03-C1, C
   4.975%, 1/10/38(3)                                                                     595                    567
GMAC Commercial Mortgage Securities, Inc. 04-C2, A3
   5.134%, 8/10/38                                                                        450                    459
Greenwich Capital Commercial Funding Corp. 04-GG1, A7
   5.317%, 6/10/36(3)                                                                     550                    557

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
NON-AGENCY--(CONTINUED)
GS Mortgage Securities Corp. II 07-GG10, A4
   5.999%, 8/10/45(3)                                                              $           915   $           759
JPMorgan Chase Commercial Mortgage Securities Corp.
   06-LDP7, A4
   6.065%, 4/15/45(3)                                                                        1,000               932
   06-LDP9, A3
   5.336%, 5/15/47                                                                             700               602
   07-LD12, A4
   5.882%, 2/15/51(3)                                                                          750               639
Lehman Brothers - UBS Commercial Mortgage Trust
   07-C2, H 144A
   6.192%, 2/15/40(3)(4)                                                                       850               149
   05-C3, AM
   4.794%, 7/15/40                                                                             350               298
   07-C7, A3
   5.866%, 9/15/45(3)                                                                          600               531
Merrill Lynch Mortgage Trust 06-C1, AM
   5.840%, 5/12/39(3)                                                                          715               542
Merrill Lynch-Countrywide Commercial Mortgage Trust 06-4, A3
   5.172%, 12/12/49(3)                                                                         650               549
Morgan Stanley Capital I 05-HQ5, A3
   5.007%, 1/14/42                                                                             200               202
   06-IQ12, A4
   5.332%, 12/15/43                                                                            700               628
Residential Accredit Loans, Inc.
   02-QS12, B1
   6.250%, 9/25/32                                                                             352                90
Timberstar Trust 06-1A, C 144A
   5.884%, 10/15/36(4)                                                                       1,000               890
Wachovia Bank Commercial Mortgage Trust
   07-C30, A5
   5.342%, 12/15/43                                                                            410               313
   07-C33, A4
   6.100%, 2/15/51(3)                                                                          550               454
Wells Fargo Mortgage Backed Securities Trust 06-AR10, 5A3
   5.592%, 7/25/36(3)                                                                          953               705
                                                                                                     ---------------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,052)                                                                                     16,889
                                                                                                     ---------------
ASSET-BACKED SECURITIES--2.0%
Bombardier Capital Mortgage Securitization Corp. 99-A, A3
   5.980%, 1/15/18(3)                                                                          791               568
Carmax Auto Owner Trust 07-2, B
   5.370%, 3/15/13                                                                             350               339
Conseco Finance Securitizations Corp. 01-3, A4
   6.910%, 5/1/33(3)                                                                           739               630
Dunkin Securitization 06-1, M1 144A
   8.285%, 6/20/31(4)                                                                          690               566
FMAC Loan Receivables Trust 98-CA, A2 144A
   6.660%, 9/15/20(4)                                                                           59                54

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
Harley-Davidson Motorcycle Trust 07-2, C
   5.410%, 8/15/15                                                                 $         1,075   $           920
IndyMac Manufactured Housing Contract 98-1, A3
   6.370%, 9/25/28                                                                             582               402
                                                                                                     ---------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $3,968)                                                                                       3,479
                                                                                                     ---------------
CORPORATE BONDS--55.4%
CONSUMER DISCRETIONARY--6.8%
Affinia Group, Inc. 144A
   10.750%, 8/15/16(4)                                                                         240               259
Ameristar Casinos, Inc. 144A
   9.250%, 6/1/14(4)                                                                            60                63
Arcos Dorados SA 144A
   7.500%, 10/1/19(4)                                                                          375               374
AutoZone, Inc.
   5.750%, 1/15/15                                                                             350               373
Best Buy Co., Inc.
   6.750%, 7/15/13                                                                             385               413
Blockbuster, Inc. 144A
   11.750%, 10/1/14(4)                                                                         475               455
Brunswick Corp.
   11.750%, 8/15/13                                                                            600               625
COX Communications, Inc. 144A
   8.375%, 3/1/39(4)                                                                           350               433
DigitalGlobe, Inc. 144A
   10.500%, 5/1/14(4)                                                                           65                69
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
   6.375%, 6/15/15                                                                             600               611
Echostar DBS Corp.
   6.625%, 10/1/14                                                                             600               585
Ford Motor Credit Co. LLC
   8.000%, 6/1/14                                                                              400               385
Harrah's Operating Co., Inc. 144A
   11.250%, 6/1/17(4)                                                                          425               431
Hasbro, Inc.
   6.300%, 9/15/17                                                                             275               288
Hyatt Hotels Corp. 144A
   5.750%, 8/15/15(4)                                                                          100               102
International Game Technology
   7.500%, 6/15/19                                                                             580               644
Landry's Restaurants, Inc.
   14.000%, 8/15/11                                                                            380               383
Limited Brands, Inc. 144A
   8.500%, 6/15/19(4)                                                                          450               472
Mediacom LLC/Mediacom Capital Corp. 144A
   9.125%, 8/15/19(4)                                                                          750               774
MGM MIRAGE 144A
   11.125%, 11/15/17(4)                                                                        225               247
Mobile Mini, Inc.
   6.875%, 5/1/15                                                                              350               321
Nebraska Book Co., Inc. 144A
   10.000%, 12/1/11(4)                                                                         500               499
Pokagon Gaming Authority 144A
   10.375%, 6/15/14(4)                                                                         117               122
QVC, Inc. 144A
   7.500%, 10/1/19(4)                                                                          520               523
River Rock Entertainment Authority (The)
   9.750%, 11/1/11                                                                             250               231

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONSUMER DISCRETIONARY--(CONTINUED)

Royal Caribbean Cruises Ltd.
   6.875%, 12/1/13                                                                 $         1,250   $         1,172
Scientific Games Corp. 144A
   7.875%, 6/15/16(4)                                                                           55                55
Scientific Games International, Inc. 144A
   9.250%, 6/15/19(4)                                                                          170               178
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 144A
   2.799%, 3/15/14(3)(4)                                                                        75                61
Seneca Gaming Corp. Series B
   7.250%, 5/1/12                                                                               19                18
Staples, Inc.
   9.750%, 1/15/14                                                                             110               132
Station Casinos, Inc.
   6.875%, 3/1/16(12)                                                                          750                30
Viacom, Inc.
   6.250%, 4/30/16                                                                             375               405
Videotron Ltee
   6.375%, 12/15/15                                                                            180               173
   9.125%, 4/15/18                                                                              82                89
                                                                                                     ---------------
                                                                                                              11,995
                                                                                                     ---------------
CONSUMER STAPLES--2.6%
Bunge Limited Finance Corp.
   8.500%, 6/15/19                                                                             250               289
Constellation Brands, Inc.
   8.375%, 12/15/14                                                                            165               173
Georgia-Pacific LLC 144A
   7.125%, 1/15/17(4)                                                                          875               859
Great Atlantic & Pacific
   Tea Co. 144A
   11.375%, 8/1/15(4)                                                                          250               254
Reynolds American, Inc.
   7.300%, 7/15/15                                                                             500               522
   7.625%, 6/1/16                                                                              375               402
Smithfield Foods, Inc. 144A
   10.000%, 7/15/14(4)                                                                         600               633
UST, Inc.
   5.750%, 3/1/18                                                                              500               483
Yankee Acquisition Corp.
   Series B,
   8.500%, 2/15/15                                                                             400               378
   9.750%, 2/15/17                                                                             535               493
                                                                                                     ---------------
                                                                                                               4,486
                                                                                                     ---------------
ENERGY--7.2%
Anadarko Petroleum Corp.
   8.700%, 3/15/19                                                                             500               599
Buckeye Partners LP
   6.050%, 1/15/18                                                                             225               235
Cenovus Energy, Inc. 144A
   5.700%, 10/15/19(4)                                                                         115               118
Denbury Resources, Inc.
   7.500%, 12/15/15                                                                            510               509
Enterprise Products Operating LLC
   5.250%, 1/31/20                                                                             575               576
Gaz Capital SA 144A
   8.146%, 4/11/18(4)                                                                          100               106

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
ENERGY--(CONTINUED)
Gazprom International SA 144A
   7.201%, 2/1/20(4)                                                               $           696   $           721
Gazprom OAO (Gaz Capital SA) 144A
   6.212%, 11/22/16(4)                                                                         935               902
   6.510%, 3/7/22(4)                                                                           315               290
Helix Energy Solutions Group, Inc. 144A
   9.500%, 1/15/16(4)                                                                          200               201
KazMunaiGaz Finance Sub BV 144A
   9.125%, 7/2/18(4)                                                                           400               436
Kinder Morgan Energy Partners LP
   6.850%, 2/15/20                                                                             230               252
Kinder Morgan Finance Co.
   5.700%, 1/5/16                                                                              400               383
Korea National Oil Corp. 144A
   5.375%, 7/30/14(4)                                                                          225               231
Nexen, Inc.
   6.200%, 7/30/19                                                                             400               416
Noble Energy, Inc.
   8.250%, 3/1/19                                                                              450               544
Petro-Canada
   6.050%, 5/15/18                                                                             140               147
PetroHawk Energy Corp. 144A
   10.500%, 8/1/14(4)                                                                          475               513
Petroleos de Venezuela S.A.
   5.250%, 4/12/17                                                                             950               584
Petropower I Funding Trust 144A
   7.360%, 2/15/14(4)                                                                          506               505
Pride International, Inc.
   8.500%, 6/15/19                                                                             330               365
Questar Market Resources, Inc.
   6.800%, 3/1/20                                                                              600               619
Seacor Holdings, Inc.
   7.375%, 10/1/19                                                                             600               604
Smith International, Inc.
   9.750%, 3/15/19                                                                             200               247
Swift Energy Co.
   7.625%, 7/15/11                                                                             500               500
TengizChevroil Finance Co. S.A.R.L. 144A
   6.124%, 11/15/14(4)                                                                         786               778
Tesoro Corp.
   6.500%, 6/1/17                                                                              480               437
Weatherford International Ltd.
   9.625%, 3/1/19                                                                              318               399
Western Refining, Inc. 144A
   11.250%, 6/15/17(4)                                                                         600               570
                                                                                                     ---------------
                                                                                                              12,787
                                                                                                     ---------------
FINANCIALS--18.8%
ABH Financial Ltd. (Alfa Markets Ltd.) 144A
   8.200%, 6/25/12(4)                                                                          150               145
Aflac, Inc.
   8.500%, 5/15/19                                                                             150               179
Alfa Invest Ltd. 144A
   9.250%, 6/24/13(4)                                                                          350               344
Allstate Corp.
   6.125%, 5/15/37(3)                                                                          680               558

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------

FINANCIALS--(CONTINUED)
American Express Credit Corp. Series C,
   7.300%, 8/20/13                                                                 $           450   $           499
   5.125%, 8/25/14                                                                             135               140
Assurant, Inc.
   5.625%, 2/15/14                                                                             345               355
Atlantic Finance Ltd. 144A
   8.750%, 5/27/14(4)                                                                          450               481
AvalonBay Communities, Inc.
   6.100%, 3/15/20                                                                             375               387
Bank of America Corp.
   5.420%, 3/15/17                                                                             700               670
   Series K,
   8.000%, 12/29/49(3)                                                                         375               334
Barclays Bank plc
   6.750%, 5/22/19                                                                             330               370
Bear Stearns Cos., Inc. LLC (The)
   7.250%, 2/1/18                                                                              700               801
Blackstone Holdings Finance Co. LLC 144A
   6.625%, 8/15/19(4)                                                                          385               391
Brandywine Operating Partnership LP
   7.500%, 5/15/15                                                                             500               501
Capital One Capital V
   10.250%, 8/15/39                                                                            450               498
China Properties Group Ltd. 144A
   9.125%, 5/4/14(4)                                                                           500               372
Chubb Corp.
   6.375%, 3/29/67(3)                                                                          680               622
Citigroup, Inc.
   5.000%, 9/15/14                                                                             365               348
   4.875%, 5/7/15                                                                            1,100             1,029
Deutsche Bank Financial LLC
   5.375%, 3/2/15                                                                              165               168
Export-Import Bank of Korea
   8.125%, 1/21/14                                                                             180               206
   5.875%, 1/14/15                                                                             275               291
Fifth Third Bancorp
   6.250%, 5/1/13                                                                              200               206
First Tennessee Bank N.A.
   0.590%, 2/14/11(3)                                                                          325               301
   4.625%, 5/15/13                                                                             450               389
Ford Motor Credit Co. LLC
   7.875%, 6/15/10                                                                             385               387
   8.625%, 11/1/10                                                                             395               400
   9.875%, 8/10/11                                                                             345               350
   7.500%, 8/1/12                                                                              100                96
   8.700%, 10/1/14                                                                             125               123
Glencore Funding LLC 144A
   6.000%, 4/15/14(4)                                                                        1,000               960
GMAC, Inc. 144A
   7.250%, 3/2/11(4)                                                                           633               616
   6.875%, 9/15/11(4)                                                                          253               242
   6.000%, 12/15/11(4)                                                                         633               592
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                                                                             300               312
   7.500%, 2/15/19                                                                             365               418
HBOS plc 144A
   6.750%, 5/21/18(4)                                                                          115               103

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
FINANCIALS--(CONTINUED)
Health Care REIT, Inc.
   5.875%, 5/15/15                                                                 $    1,000        $           952
Hertz Corp. (The)
   8.875%, 1/1/14                                                                         350                    355
   10.500%, 1/1/16                                                                        100                    104
Host Hotels & Resorts LP 144A
   9.000%, 5/15/17(4)                                                                     125                    133
ICICI Bank Ltd. 144A
   6.375%, 4/30/22(3)(4)                                                                  375                    308
International Lease Finance Corp.
   5.300%, 5/1/12                                                                         625                    526
Jefferies Group, Inc.
   8.500%, 7/15/19                                                                        500                    530
JPMorgan Chase & Co.
   6.300%, 4/23/19                                                                        525                    574
   Series 1,
   7.900%, 12/31/49(3)                                                                    247                    238
Kazkommerts International BV RegS
   8.000%, 11/3/15(5)                                                                     250                    205
KeyBank NA
   4.950%, 9/15/15                                                                        500                    458
Kimco Realty Corp.
   6.875%, 10/1/19                                                                        550                    563
Kookmin Bank 144A
   7.250%, 5/14/14(4)                                                                     300                    332
Korea Development Bank
   5.300%, 1/17/13                                                                        187                    195
Lincoln National Corp.
   8.750%, 7/1/19                                                                         300                    347
Macquarie Group Ltd. 144A
   7.625%, 8/13/19(4)                                                                     500                    537
Merrill Lynch & Co., Inc.
   6.110%, 1/29/37                                                                        500                    477
MetLife, Inc.
   6.750%, 6/1/16                                                                          72                     80
Metropolitan Life Global Funding I 144A
   5.125%, 6/10/14(4)                                                                     100                    105
Morgan Stanley
   6.000%, 5/13/14                                                                        165                    176
   144A
   10.090%, 5/3/17(4)                                                                   1,000(BRL)               508
Northern Trust Co. (The)
   6.500%, 8/15/18                                                                        350                    400
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A
   5.670%, 3/5/14(4)                                                                      390                    380
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14(4)                                                                      375                    353
PNC Financial Services Group, Inc.
   8.250%, 5/29/49(3)                                                                     350                    334
PNC Funding Corp.
   5.625%, 2/1/17                                                                         300                    296
Principal Financial Group, Inc.
   8.875%, 5/15/19                                                                        850                  1,020
Prologis
   7.625%, 8/15/14                                                                        500                    511
   6.625%, 5/15/18                                                                        185                    171
Realty Income Corp.
   6.750%, 8/15/19                                                                        425                    415
Resona Bank Ltd. 144A
   5.850%, 9/29/49(3)(4)                                                                  750                    650

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------

FINANCIALS--(CONTINUED)
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A
   9.000%, 6/11/14(4)                                                              $           100   $           110
   6.299%, 5/15/17(4)                                                                          380               365
SLM Corp.
   5.450%, 4/25/11                                                                             300               283
   8.450%, 6/15/18                                                                             500               399
Sovereign Bank
   8.750%, 5/30/18                                                                             400               462
TNK-BP Finance SA 144A
   7.500%, 3/13/13(4)                                                                          325               329
UNUM Group
   7.125%, 9/30/16                                                                             129               131
UOB Cayman Ltd. 144A
   5.796%, 12/29/49(3)(4)                                                                      500               464
Wachovia Bank NA
   5.000%, 8/15/15                                                                             250               241
WEA Finance LLC/WT Finance Australia 144A
   6.750%, 9/2/19(4)                                                                         1,000             1,013
Willis North America, Inc.
   7.000%, 9/29/19                                                                             500               515
Woori Bank 144A
   6.125%, 5/3/16(3)(4)                                                                      1,000               975
XL Capital Ltd.
   5.250%, 9/15/14                                                                             350               344
Zions Bancorp.
   7.750%, 9/23/14                                                                             225               202
                                                                                                     ---------------
                                                                                                              33,250
                                                                                                     ---------------
HEALTH CARE--1.4%
Fisher Scientific International, Inc.
   6.750%, 8/15/14                                                                             600               622
Psychiatric Solutions, Inc. Series 1,
   7.750%, 7/15/15                                                                             375               364
Quest Diagnostics, Inc.
   6.400%, 7/1/17                                                                              450               490
Select Medical Corp.
   7.625%, 2/1/15                                                                              425               400
U.S. Oncology, Inc. 144A
   9.125%, 8/15/17(4)                                                                          300               317
Valeant Pharmaceuticals International 144A
   8.375%, 6/15/16(4)                                                                           35                35
Viant Holdings, Inc. 144A
   10.125%, 7/15/17(4)                                                                         295               282
                                                                                                     ---------------
                                                                                                               2,510
                                                                                                     ---------------
INDUSTRIALS--5.1%
American Airlines, Inc. 01-1,
   6.977%, 5/23/21                                                                             730               584
Continental Airlines, Inc. 98-1A,
   6.648%, 3/15/19                                                                             373               351
Delta Air Lines, Inc. 00-A1,
   7.379%, 11/18/11                                                                            257               253
DRS Technologies, Inc.
   6.625%, 2/1/16                                                                              500               492
Equifax, Inc.
   6.300%, 7/1/17                                                                            1,000               999

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
INDUSTRIALS--(CONTINUED)
Esco Corp. 144A
   8.625%, 12/15/13(4)                                                             $           600   $           591
General Cable Corp.
   7.125%, 4/1/17                                                                              500               493
Global Aviation Holdings Ltd. 144A
   14.000%, 8/15/13(4)                                                                         800               797
Hutchison Whampoa Ltd. 144A
   5.750%, 9/11/19(4)                                                                          460               465
L-3 Communications Corp.
   7.625%, 6/15/12                                                                             200               203
   Series B,
   6.375%, 10/15/15                                                                            250               254
Malaysia International Shipping Corp. Capital Ltd. 144A
   6.125%, 7/1/14(4)                                                                           750               812
Moog, Inc.
   7.250%, 6/15/18                                                                             100                97
Owens Corning, Inc.
   6.500%, 12/1/16                                                                             595               581
Republic Services, Inc. 144A
   5.500%, 9/15/19(4)                                                                          600               619
RSC Equipment Rental, Inc. 144A
   10.000%, 7/15/17(4)                                                                          78                84
Smiths Group plc 144A
   7.200%, 5/15/19(4)                                                                          150               163
Toledo Edison Co. (The)
   7.250%, 5/1/20                                                                              130               153
United Airlines, Inc. 00-2A,
   7.032%, 10/1/10                                                                             262               259
United Rentals North America, Inc.
   6.500%, 2/15/12                                                                             440               443
   144A
   10.875%, 6/15/16(4)                                                                         198               213
USG Corp. 144A
   9.750%, 8/1/14(4)                                                                           100               105
                                                                                                     ---------------
                                                                                                               9,011
                                                                                                     ---------------
INFORMATION TECHNOLOGY--2.0%
Agilent Technologies, Inc.
   5.500%, 9/14/15                                                                             205               211
Broadridge Financial Solutions, Inc.
   6.125%, 6/1/17                                                                              525               453
Corning, Inc.
   6.625%, 5/15/19                                                                              77                84
Intuit, Inc.
   5.750%, 3/15/17                                                                             265               278
Jabil Circuit, Inc.
   8.250%, 3/15/18                                                                             600               612
National Semiconductor Corp.
   6.600%, 6/15/17                                                                             400               396
Seagate Technology HDD
   Holdings, Inc.
   6.375%, 10/1/11                                                                             280               281
SunGard Data Systems, Inc.
   9.125%, 8/15/13                                                                             574               583
Tyco Electronic Group SA
   6.000%, 10/1/12                                                                             125               132
Xerox Corp.
   8.250%, 5/15/14                                                                              56                64
   6.750%, 2/1/17                                                                              350               371
                                                                                                     ---------------
                                                                                                               3,465
                                                                                                     ---------------

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MATERIALS--6.9%
Agrium, Inc.
   6.750%, 1/15/19                                                                 $           320   $           347
Allegheny Technologies, Inc.
   9.375%, 6/1/19                                                                              590               669
Anglo American Capital plc 144A
   9.375%, 4/8/19(4)                                                                           120               146
ArcelorMittal
   9.000%, 2/15/15                                                                             150               173
   6.125%, 6/1/18                                                                              280               276
Ball Corp.
   7.125%, 9/1/16                                                                            1,000             1,025
Bemis Co., Inc.
   6.800%, 8/1/19                                                                              120               134
Building Materials Corp. of America
   7.750%, 8/1/14                                                                              390               377
Celulosa Arauco y
   Constitucion SA 144A
   7.250%, 7/29/19(4)                                                                          350               387
Commercial Metals Co.
   7.350%, 8/15/18                                                                             730               772
CRH America, Inc.
   5.300%, 10/15/13                                                                            200               207
   8.125%, 7/15/18                                                                             650               732
Domtar Corp.
   5.375%, 12/1/13                                                                             388               376
   7.125%, 8/15/15                                                                             322               317
Dow Chemical Co. (The)
   8.550%, 5/15/19                                                                             800               901
Holcim U.S. Finance S.a.r.l. &
   Cie S.C.S. 144A
   6.000%, 12/30/19(4)                                                                         500               507
Ineos Group Holdings plc 144A
   8.500%, 2/15/16(4)                                                                          500               240
International Paper Co.
   9.375%, 5/15/19                                                                             508               596
Nalco Co.
   8.875%, 11/15/13                                                                            180               186
Norske Skog Canada Ltd.
   7.375%, 3/1/14                                                                              750               401
Nova Chemicals Corp.
   4.538%, 11/15/13(3)                                                                       1,125               999
Plastipak Holdings, Inc. 144A
   8.500%, 12/15/15(4)                                                                         500               508
Steel Dynamics, Inc.
   7.375%, 11/1/12                                                                             225               228
Vale Overseas Ltd.
   5.625%, 9/15/19                                                                             550               562
Vedanta Resources plc 144A
   9.500%, 7/18/18(4)                                                                          375               371
Verso Paper Holdings LLC/Verso Paper, Inc.
   144A
   11.500%, 7/1/14(4)                                                                          300               309
   Series B,
   11.375%, 8/1/16                                                                             750               474
                                                                                                     ---------------
                                                                                                              12,220
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--3.0%
Axtel SAB de C.V. 144A
   9.000%, 9/22/19(4)                                                                          200               204
Cincinnati Bell, Inc.
   8.250%, 10/15/17                                                                            180               177

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
TELECOMMUNICATION SERVICES--(CONTINUED)
Cricket Communications, Inc. 144A
   7.750%, 5/15/16(4)                                                              $           150   $           153
Frontier Communications Corp.
   8.125%, 10/1/18                                                                             275               278
Nextel Communications, Inc.
   Series E
   6.875%, 10/31/13                                                                            175               163
   Series D
   7.375%, 8/1/15                                                                              650               587
OJSC Vimpel Communications (UBS Luxembourg SA) 144A
   8.375%, 10/22/11(4)                                                                         500               531
Qwest Corp.
   144A
   8.375%, 5/1/16(4)                                                                           200               208
   6.500%, 6/1/17                                                                              215               203
Telecom Italia Capital SA
   6.999%, 6/4/18                                                                              350               388
   7.175%, 6/18/19                                                                             500               559
Virgin Media Finance plc Series 1,
   9.500%, 8/15/16                                                                             410               434
Wind Acquisition Finance SA 144A
   11.750%, 7/15/17(4)                                                                         350               396
Windstream Corp.
   8.625%, 8/1/16                                                                              500               514
   144A
   7.875%, 11/1/17(4)                                                                          230               230
   7.000%, 3/15/19                                                                             250               235
                                                                                                     ---------------
                                                                                                               5,260
                                                                                                     ---------------
UTILITIES--1.6%
Allegheny Energy Supply Co. LLC 144A
   8.250%, 4/15/12(4)                                                                          145               160
AmeriGas Partners LP
   7.250%, 5/20/15                                                                             500               490
Centrais Eletricas Brasileiras SA 144A
   6.875%, 7/30/19(4)                                                                          100               108
Israel Electric Corp. Ltd. 144A
   7.250%, 1/15/19(4)                                                                          200               214
Korea Electric Power Corp. 144A
   5.500%, 7/21/14(4)                                                                          380               398
Majapahit Holding BV 144A
   7.250%, 6/28/17(4)                                                                          725               743
Midwest Generation LLC Series B
   8.560%, 1/2/16                                                                              121               123
Northeast Utilities
   5.650%, 6/1/13                                                                              270               279
Sempra Energy
   6.500%, 6/1/16                                                                              155               172
Texas Competitive Electric Holdings Co. LLC Series A
   10.250%, 11/1/15                                                                            200               145
                                                                                                     ---------------
                                                                                                               2,832
                                                                                                     ---------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $95,852)                                                                                     97,816
                                                                                                     ---------------

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONVERTIBLE BONDS--0.3%
HEALTH CARE--0.2%
Par Pharmaceutical Cos., Inc. Cv.
   2.875%, 9/30/10                                                                 $           300   $           294
                                                                                                     ---------------
MATERIALS--0.1%
Vale Capital Ltd. Series RIO Cv.
   5.500%, 6/15/10                                                                               4               184
                                                                                                     ---------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $487)                                                                                           478
                                                                                                     ---------------
LOAN AGREEMENTS(3)--13.4%
CONSUMER DISCRETIONARY--5.2%
AMF Bowling Worldwide, Inc. Tranche B,
   3.047%, 5/17/13                                                                             511               436
Cengage Learning Acquisitions, Inc. Tranche
   2.775%, 7/5/14                                                                              796               723
Ceridian Corp. Tranche
   3.286%, 11/8/14                                                                             945               838
Charter Communications Operating LLC Tranche B,
   6.250%, 3/6/14                                                                              731               691
Ford Motor Co. Tranche B,
   3.477%, 12/16/13                                                                            366               326
Getty Images, Inc. Tranche B,
   6.250%, 7/2/15                                                                              470               474
Harrah's Operating Co., Inc. Tranche B-2,
   3.504%, 1/28/15                                                                             346               282
HBI Branded Apparel Ltd., Inc. Tranche
   4.254%, 3/5/14                                                                              200               192
Intelsat Jackson Holding Ltd. Tranche
   0.000%, 2/1/14                                                                              575               517
Isle of Capri Casinos, Inc. Tranche B-DD,
   2.035%, 11/25/13                                                                             75                70
   Tranche A-DD,
   2.348%, 11/25/13                                                                             66                62
   Tranche
   2.348%, 11/25/13                                                                            187               176
Lamar Media Corp. Tranche F,
   5.500%, 3/31/14                                                                             124               124
Landry's Restaurant, Inc. Tranche
   9.500%, 3/19/11                                                                             194               195
Mark IV Industries, Inc. Tranche
   7.112%, 5/4/10(12)                                                                          555               264
   9.921%, 12/19/11(12)                                                                        173                 5
Mediacom Illinois LLC Tranche D,
   5.500%, 3/31/17                                                                             285               286
Neiman-Marcus Group, Inc. (The) Tranche
   2.303%, 4/6/13                                                                            1,213             1,056

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONSUMER DISCRETIONARY--(CONTINUED)
Nielsen Finance LLC/Nielsen Finance Co.
   Tranche A,
   2.288%, 8/9/13                                                                  $           362   $           342
   Tranche B,
   4.038%, 5/1/16                                                                              207               196
PTI Group, Inc. Tranche
   9.250%, 2/28/13                                                                             160               149
Totes Isotoner Corp. Tranche
   6.322%, 1/16/14                                                                             500               113
Transaction Network Services, Inc. Tranche
   8.250%, 3/28/14                                                                             481               490
Univision Communications, Inc.
   Tranche B,
   2.523%, 9/29/14                                                                           1,085               921
VWR Funding, Inc. Tranche T-1,
   2.785%, 6/29/14                                                                             314               293
                                                                                                     ---------------
                                                                                                               9,221
                                                                                                     ---------------
CONSUMER STAPLES--0.2%
Wrigley (WM) Jr. Co. Tranche B,
   6.500%, 10/6/14                                                                             257               262
                                                                                                     ---------------
ENERGY--0.4%
ATP Oil & Gas Corp.
   Tranche B-2,
   9.000%, 1/15/11                                                                             142               132
   Tranche B-1,
   8.500%, 7/15/14                                                                             540               498
Western Refining, Inc. Tranche
   8.250%, 5/30/14                                                                             140               139
                                                                                                     ---------------
                                                                                                                 769
                                                                                                     ---------------
FINANCIALS--0.3%
Hertz Corp.
   Tranche B,
   2.055%, 12/21/12                                                                            232               221
   Letter of Credit
   2.359%, 12/21/12                                                                             50                47
Pinnacle Foods Finance LLC/Pinnacle Food Finance Corp.
   Tranche B,
   3.031%, 4/2/14                                                                              224               211
                                                                                                     ---------------
                                                                                                                 479
                                                                                                     ---------------
HEALTH CARE--0.8%
Bausch & Lomb, Inc.
   Tranche DD,
   3.354%, 4/24/15                                                                              95                91
   Tranche B,
   3.848%, 4/24/15                                                                             390               373
HCA, Inc.
   Tranche A-1,
   2.348%, 11/17/13                                                                             82                77
   Tranche B-1,
   2.848%, 11/17/13                                                                            322               305

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
HEALTH CARE--(CONTINUED)
Health Management Associates, Inc. Tranche B,
   2.348%, 2/28/14                                                                 $           183   $           172
Psychiatric Solutions, Inc. Tranche A,
   2.054%, 7/1/12                                                                              173               167
Select Medical Corp. Tranche B-1,
   4.874%, 8/22/14                                                                             274               268
                                                                                                     ---------------
                                                                                                               1,453
                                                                                                     ---------------
INDUSTRIALS--1.0%
Harland Clarke Holdings Corp. Tranche B,
   2.941%, 6/30/14                                                                             996               840
ServiceMaster Co. (The)
   Tranche T-1-DD,
   2.790%, 7/24/14                                                                              99                88
   Tranche B,
   2.880%, 7/24/14                                                                             992               889
                                                                                                     ---------------
                                                                                                               1,817
                                                                                                     ---------------
INFORMATION TECHNOLOGY--2.1%
Avaya, Inc. Tranche B,
   0.000%, 10/26/14                                                                            750               607
CommScope, Inc. Tranche B,
   3.409%, 12/27/14                                                                            425               417
Dresser, Inc.
   Tranche B,
   3.104%, 5/4/14                                                                              180               169
   PIK Loan
   6.031%, 5/4/15                                                                              734               641
First Data Corp.
   Tranche B-3,
   3.057%, 9/24/14                                                                             629               542
   Tranche B-1,
   3.057%, 9/24/14                                                                             394               340
Freescale Semiconductor, Inc. Tranche
   2.053%, 12/1/13                                                                             494               397
Reynolds & Reynolds Co. (The) Tranche F-L
   2.285%, 10/24/12                                                                            718               633
                                                                                                     ---------------
                                                                                                               3,746
                                                                                                     ---------------
MATERIALS--1.9%
Anchor Glass Container Corp. Tranche B,
   6.750%, 6/20/14                                                                             316               314
Ashland, Inc. Tranche B,
   7.650%, 5/13/14                                                                             228               234
Berry Plastics Group, Inc. Tranche C,
   2.297%, 4/3/15                                                                              761               676
Boise Paper Holdings LLC Tranche
   9.250%, 2/22/15                                                                             668               666
Building Materials Corp. of America Tranche B,
   6.094%, 9/15/14                                                                             360               317

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MATERIALS--(CONTINUED)
Georgia Gulf Corp. Tranche B,
   0.000%, 10/3/13                                                                 $           475   $           469
JohnsonDiversey, Inc. Tranche B,
   4.791%, 12/16/11                                                                            118               116
Nalco Co. Tranche B,
   6.500%, 5/13/16                                                                             119               122
Solutia, Inc. Tranche
   7.250%, 2/28/14                                                                             398               404
                                                                                                     ---------------
                                                                                                               3,318
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--0.6%
Level 3 Communications, Inc.
   Tranche A,
   2.756%, 3/13/14                                                                             525               467
   Tranche B,
   11.500%, 3/13/14                                                                            130               138
nTelos, Inc. Tranche
   5.750%, 8/7/15                                                                              438               441
                                                                                                     ---------------
                                                                                                               1,046
                                                                                                     ---------------
UTILITIES--0.9%
Calpine Corp. Tranche
   3.475%, 3/29/14                                                                             347               319
NRG Energy, Inc.
   Tranche B,
   2.131%, 2/1/13                                                                              268               254
   Letter of Credit
   2.348%, 2/1/13                                                                              699               664
Texas Competitive Electric
   Holdings Co. LLC
   Tranche B-2,
   3.781%, 10/10/14                                                                            260               207
   Tranche B-3,
   3.781%, 10/10/14                                                                            138               110
                                                                                                     ---------------
                                                                                                               1,554
                                                                                                     ---------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $23,694)                                                                                     23,665
                                                                                                     ---------------

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
PREFERRED STOCK--0.1%
FINANCIALS--0.1%
FNMA Pfd.
   8.250%(3)                                                                                38,000   $            62
Preferred Blocker, Inc.
   (GMAC) Pfd. 144A
   7.000%(2)(4)                                                                                321               187
                                                                                                     ---------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $757)                                                                                           249
                                                                                                     ---------------
COMMON STOCKS--0.0%
TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp. Class A(2)(6)(8)                                                  137,550                 0
                                                                                                     ---------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $605)                                                                                             0
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--98.7%
(IDENTIFIED COST $171,322)                                                                                   174,402
                                                                                                     ---------------
SHORT-TERM INVESTMENTS--1.3%
MONEY MARKET MUTUAL FUNDS--1.3%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                    2,273,308             2,273
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,273)                                                                                       2,273
                                                                                                     ---------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $173,595)                                                                                   176,675(1)
Other Assets and Liabilities--0.0%                                                                               (57)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $       176,618
                                                                                                     ===============
COUNTRY WEIGHTINGS as of September 30, 2009+

United States                                                                                                     68%
Canada                                                                                                             4
Australia                                                                                                          3
Argentina                                                                                                          2
Russia                                                                                                             2
South Korea                                                                                                        2
United Kingdom                                                                                                     2
Other                                                                                                             17
                                                                                                     ---------------
Total                                                                                                            100%
                                                                                                     ---------------

+   % of total investments as of September 30, 2009.

FOREIGN CURRENCIES:

AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
EUR   Euro
IDR   Indonesian Rupiah
KRW   Korean Won
NOK   Norwegian Krone
NZD   New Zealand Dollar
PLZ   Polish Zloty
SEK   Swedish Krona
TRY   Turkish Lira

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                      Level 2 -     Level 3 -
                                        Total Value      Level 1 -   Significant   Significant
                                            at            Quoted     Observable    Unobservable
                                    September 30, 2009    Prices       Inputs         Inputs
                                    ------------------   ---------   -----------   ------------
Debt Securities:
   Municipal Securities                 $    567           $   --       $    567      $   --
   Foreign Government Securities          31,259               --         31,259          --
   Mortgage-Backed Securities             16,889               --         15,999         890
   Asset-Backed Securities                 3,479               --          3,425          54
   Corporate Debt                        121,959               --        121,305         654
Equity Securities:
   Preferred Stocks                          249              249             --          --
   Common Stocks                              --               --             --          --++
   Short-Term Investments                  2,273            2,273             --          --
                                        --------           ------       --------      ------
Total Investments                       $176,675           $2,522       $172,555      $1,598
                                        ========           ======       ========      ======

++   Level 3 Common Stocks have a beginning and ending value of $0.

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

($ reported in thousands)

                                                      Mortgage-Backed   Asset-Backed   Corporate Debt
                                             Total       Securities      Securities      Securities     Common Stock
                                            -------   ---------------   ------------   --------------   ------------
BALANCE AS OF SEPTEMBER 30, 2008:           $ 4,005      $ 2,210           $ 153           $1,642         $  --(3)
   Accrued discounts (premiums)                  49           44              (1)               6            --
   Realized gain (loss)(1)                   (1,346)      (1,139)            (80)              --          (127)
   Change in unrealized appreciation
      (depreciation)(1)                       1,235          758              92              258           127
   Net purchases (sales)                       (796)        (256)           (110)            (430)           --
   Transfers in and/or out of level 3(2)     (1,549)        (727)             --             (822)           --
                                            -------      -------           -----           ------         -----
BALANCE AS OF SEPTEMBER 30, 2009:           $ 1,598      $   890           $  54           $  654         $  --(3)
                                            =======      =======           =====           ======         =====

(1) DISCLOSED IN THE STATEMENT OF OPERATIONS UNDER NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.

(2) "TRANSFERS IN AND/OR OUT" REPRESENT THE ENDING VALUE AS OF SEPTEMBER 30, 2009, FOR ANY INVESTMENT SECURITY WHERE A CHANGE IN THE PRICING LEVEL OCCURRED FROM THE BEGINNING TO THE END OF THE PERIOD.

(3)  LEVEL 3 COMMON STOCKS HAVE A BEGINNING AND ENDING VALUE OF $0.

Certain level 3 security valuations have been determined based on availability of only a single broker source, which may or may not be a principal market maker. Other level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS SENIOR FLOATING RATE FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
ASSET-BACKED SECURITIES--0.2%
Harley-Davidson Motorcycle Trust 07-2, C
   5.410%, 8/15/15                                                                 $           170   $           145
                                                                                                     ---------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $126)                                                                                           145
                                                                                                     ---------------
CORPORATE BONDS--12.5%
CONSUMER DISCRETIONARY--3.0%
Affinia Group, Inc. 144A
   10.750%, 8/15/16 (4)                                                                        260               281
Blockbuster, Inc. 144A
   11.750%, 10/1/14 (4)                                                                        550               527
Harrah's Operating Co., Inc. 144A
   11.250%, 6/1/17 (4)                                                                         140               142
Landry's Restaurants, Inc.
   14.000%, 8/15/11                                                                            215               217
MGM MIRAGE 144A
   10.375%, 5/15/14 (4)                                                                         47                50
Nebraska Book Co., Inc. 144A
   10.000%, 12/1/11 (4)                                                                        500               499
                                                                                                     ---------------
                                                                                                               1,716
                                                                                                     ---------------
CONSUMER STAPLES--1.3%
Smithfield Foods, Inc. 144A
   10.000%, 7/15/14 (4)                                                                        400               422
Yankee Acquisition Corp. Series B,
   8.500%, 2/15/15                                                                             300               284
                                                                                                     ---------------
                                                                                                                 706
                                                                                                     ---------------
ENERGY--0.5%
Western Refining, Inc. 144A
   10.750%, 6/15/14 (3)(4)                                                                     325               310
                                                                                                     ---------------
FINANCIALS--0.4%
Ford Motor Credit Co. LLC
   7.500%, 8/1/12                                                                              100                96
   8.700%, 10/1/14                                                                             140               137
                                                                                                     ---------------
                                                                                                                 233
                                                                                                     ---------------
HEALTH CARE--0.2%
Select Medical Corp.
   7.625%, 2/1/15                                                                              100                94
                                                                                                     ---------------
INDUSTRIALS--1.8%
Delta Air Lines, Inc. 00-A1,
   7.379%, 5/18/10                                                                             481               474
Global Aviation Holdings Ltd. 144A
   14.000%, 8/15/13 (4)                                                                        430               428
RSC Equipment Rental, Inc. 144A
   10.000%, 7/15/17 (4)                                                                         94               102
                                                                                                     ---------------
                                                                                                               1,004
                                                                                                     ---------------
MATERIALS--3.5%
Nova Chemicals Corp.
   4.538%, 11/15/13(3)                                                                       1,235             1,096
Verso Paper Holdings LLC/Verso Paper, Inc.
   144A
   11.500%, 7/1/14 (4)                                                                         525               541
   Series B,
   4.230%, 8/1/14 (3)                                                                          500               312
                                                                                                     ---------------
                                                                                                               1,949
                                                                                                     ---------------

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
TELECOMMUNICATION SERVICES--1.8%
Cricket Communications, Inc. 144A
   7.750%, 5/15/16 (4)                                                             $           215   $           219
Level 3 Financing, Inc.
   4.601%, 2/15/15 (3)                                                                         400               288
Virgin Media Finance plc Series 1,
   9.500%, 8/15/16                                                                             455               481
                                                                                                     ---------------
                                                                                                                 988
                                                                                                     ---------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $6,654)                                                                                       7,000
                                                                                                     ---------------
LOAN AGREEMENTS(3)--86.0%
CONSUMER DISCRETIONARY--25.5%
Building Materials Holding Corp. of America Tranche
   3.063%, 2/22/14                                                                             249               229
Cengage Learning Acquisitions, Inc. Tranche
   2.775%, 7/5/14                                                                              906               822
Ceridian Corp. Tranche
   3.341%, 11/8/14                                                                           1,165             1,033
Charter Communications Operating LLC Tranche B,
   6.250%, 3/6/14                                                                              447               422
CSC Holdings, Inc. Tranche B-2,
   2.113%, 3/29/16                                                                           1,112             1,098
Emmis Operating Co. Tranche B,
   4.348%, 11/1/13                                                                             400               287
Ford Motor Co. Tranche B,
   3.380%, 12/16/13                                                                            554               494
Getty Images, Inc. Tranche B,
   6.250%, 7/2/15                                                                              616               621
Hanesbrands, Inc. Tranche B,
   5.138%, 9/5/13                                                                              855               860
Harrah's Operating Co., Inc.
   Tranche B-2,
   3.504%, 1/28/15                                                                             530               432
   Tranche B-4,
   9.500%, 10/31/16                                                                            300               297
HBI Branded Apparel Ltd., Inc. Tranche
   4.254%, 3/5/14                                                                              150               144
Intelsat Jackson Holding Ltd. Tranche
   0.000%, 2/1/14                                                                            1,000               899
Intelstat Corp.
   Tranche B2-A,
   2.800%, 1/3/14                                                                              190               182
   Tranche B2-B,
   2.800%, 1/3/14                                                                              190               182
   Tranche B2-C,
   2.800%, 1/3/14                                                                              190               182
Isle of Capri Casinos, Inc.
   Tranche B-DD,
   2.055%, 11/25/13                                                                            159               150
   Tranche A-DD,
   2.659%, 11/25/13                                                                            140               132
   Tranche
   2.659%, 11/25/13                                                                            397               374
Landry's Restaurant, Inc. Tranche
   9.500%, 3/9/11                                                                              916               921

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
CONSUMER DISCRETIONARY--(CONTINUED)
Las Vegas Sands LLC
   Tranche I-DD,
   0.393%, 5/23/14                                                                 $            29   $            25
   Tranche B,
   0.393%, 5/23/14                                                                             146               122
Mediacom Illinois LLC Tranche D,
   5.500%, 3/31/17                                                                             350               351
Neiman-Marcus Group, Inc. (The) Tranche
   2.357%, 4/6/13                                                                            1,235             1,075
Nielsen Finance LLC/Nielsen Finance Co.
   Tranche A,
   2.276%, 8/9/13                                                                              293               277
   Tranche B,
   4.026%, 5/1/16                                                                              610               577
PTI Group, Inc. Tranche
   9.250%, 2/28/13                                                                              80                74
Transaction Network Services, Inc. Tranche
   8.250%, 3/28/14                                                                             635               647
Univision Communications, Inc. Tranche B,
   2.523%, 9/29/14                                                                           1,025               870
VML U.S. Finance LLC Tranche B,
   5.880%, 5/25/13                                                                             300               287
VWR Funding, Inc. Tranche T-1,
   2.794%, 6/29/14                                                                             249               233
                                                                                                     ---------------
                                                                                                              14,299
                                                                                                     ---------------
CONSUMER STAPLES--3.1%
Wrigley (WM) Jr. Co. Tranche B,
   6.500%, 10/6/14                                                                           1,194             1,217
Yankee Candle Co., Inc. Tranche B,
   2.280%, 2/6/14                                                                              554               528
                                                                                                     ---------------
                                                                                                               1,745
                                                                                                     ---------------
ENERGY--4.8%
ATP Oil & Gas Corp.
   Tranche B-2,
   9.000%, 1/15/11                                                                             189               174
   Tranche B-1,
   8.500%, 7/15/14                                                                             717               662
Helix Energy Solutions Group, Inc.
   Tranche B,
   2.500%, 7/1/13                                                                              641               615
Hercules Offshore, Inc. Tranche B,
   6.436%, 7/11/13                                                                             600               588
Venoco, Inc. Tranche
   4.244%, 9/20/11                                                                             500               428
Western Refining, Inc. Tranche
   8.250%, 5/30/14                                                                             236               234
                                                                                                     ---------------
                                                                                                               2,701
                                                                                                     ---------------
FINANCIALS--3.0%
Hertz Corp.
   Tranche B,
   2.070%, 12/21/12                                                                            627               595
   Letter of Credit
   2.977%, 12/21/12                                                                            115               109

    For information regarding the footnotes, see the Key Investment Terms and
                       Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS SENIOR FLOATING RATE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
FINANCIALS--(CONTINUED)
Nuveen Investments, Inc. Tranche B,
   7.270%, 11/13/14                                                                $           325   $           282
Pinnacle Foods Finance LLC/Pinnacle Food Finance Corp.
   Tranche B,
   3.033%, 4/2/14                                                                              299               281
Sungard Data Systems, Inc. Tranche A,
   2.015%, 2/28/14                                                                              23                21
Vanguard Health Holdings Co., II LLC Tranche
   2.544%, 9/23/11                                                                             404               396
                                                                                                     ---------------
                                                                                                               1,684
                                                                                                     ---------------
HEALTH CARE--9.3%
Bausch & Lomb, Inc.
   Tranche DD,
   3.351%, 4/24/15                                                                              95                91
   Tranche B,
   3.848%, 4/24/15                                                                             390               373
Community Health Systems, Inc.
   Tranche DD,
   2.535%, 7/25/14                                                                              60                56
   Tranche B,
   2.630%, 7/25/14                                                                           1,177             1,109
CRC Health Corp. Tranche
   2.348%, 2/6/13                                                                              500               440
HCA, Inc. Tranche A-1,
   2.659%, 11/17/12                                                                            973               913
Health Management Associates,
   Inc. Tranche B,
   2.348%, 2/28/14                                                                             319               301
HealthSouth Corp. Tranche
   2.568%, 3/10/13                                                                             996               960
Psychiatric Solutions, Inc.
   Tranche A,
   2.050%, 7/1/12                                                                              829               801
Select Medical Corp. Tranche B-1,
   4.874%, 8/22/14                                                                             219               214
                                                                                                     ---------------
                                                                                                               5,258
                                                                                                     ---------------
INDUSTRIALS--8.7%
ARAMARK Corp.
   Letter of Credit
   2.246%, 1/26/14                                                                              51                47
   Tranche
   2.473%, 1/26/14                                                                             774               724
Harland Clarke Holdings Corp.
   Tranche B,
   2.995%, 6/30/14                                                                             824               694
Manitowoc Co., Inc. (The)
   Tranche B,
   7.500%, 4/14/14                                                                           1,449             1,378
Reynolds & Reynolds Co. (The)
   Tranche
   5.785%, 10/24/13                                                                            550               433

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
INDUSTRIALS--(CONTINUED)
ServiceMaster Co. (The)
   Tranche T-1-DD,
   2.790%, 7/24/14                                                                 $            89   $            80
   Tranche B,
   2.872%, 7/24/14                                                                             893               800
Sungard Data Systems, Inc. Tranche B,
   3.924%, 2/28/16                                                                             493               482
TransDigm, Inc. Tranche
   2.371%, 6/23/13                                                                             270               262
                                                                                                     ---------------
                                                                                                               4,900
                                                                                                     ---------------
INFORMATION TECHNOLOGY--9.1%
Avaya, Inc. Tranche B,
   0.502%, 10/26/14                                                                            850               688
CommScope, Inc. Tranche B,
   3.098%, 12/27/14                                                                            593               582
Dresser, Inc.
   Tranche B,
   3.104%, 5/4/14                                                                              250               235
   PIK Loan
   6.068%, 5/4/15                                                                              900               786
First Data Corp. Tranche B-3,
   3.039%, 9/24/14                                                                           1,418             1,221
Freescale Semiconductor, Inc. Tranche
   2.053%, 12/1/13                                                                             663               533
Reynolds & Reynolds Co. (The) Tranche F-L
   2.285%, 10/24/12                                                                          1,205             1,063
                                                                                                     ---------------
                                                                                                               5,108
                                                                                                     ---------------
MATERIALS--12.7%
Anchor Glass Container Corp. Tranche B,
   6.750%, 6/20/14                                                                             238               237
Ashland, Inc. Tranche B,
   7.650%, 5/13/14                                                                             632               648
Berry Plastics Group, Inc. Tranche C,
   2.319%, 4/3/15                                                                            1,254             1,114
Boise Paper Holdings LLC
   Tranche B,
   5.750%, 2/22/14                                                                             631               643
   Tranche
   9.250%, 2/22/15                                                                             253               252
Building Materials Corp. of America Tranche B,
   6.094%, 9/15/14                                                                             405               357
Celanese Holdings LLC Tranche
   2.643%, 4/2/14                                                                              439               416
Georgia Gulf Corp. Tranche B,
   7.284%, 10/3/13                                                                             550               543
Georgia-Pacific LLC
   Tranche B-1,
   2.376%, 12/20/12                                                                            312               301
   Tranche C,
   0.284%, 12/23/14                                                                            172               172

                                                                                         PAR
                                                                                        VALUE             VALUE
                                                                                   ---------------   ---------------
MATERIALS--(CONTINUED)
Huntsman TLC Tranche
   2.505%, 6/25/13                                                                 $         1,000   $           931
Ineos Holdings Ltd.
   Tranche B-2,
   0.000%, 12/16/13                                                                            175               147
   Tranche C-2,
   0.000%, 12/16/14                                                                            175               148
JohnsonDiversey, Inc.
   Tranche DD,
   2.750%, 12/16/10                                                                             76                75
   Tranche B,
   2.483%, 12/16/11                                                                            335               329
Solutia, Inc. Tranche
   7.250%, 2/28/14                                                                             786               799
                                                                                                     ---------------
                                                                                                               7,112
                                                                                                     ---------------
TELECOMMUNICATION SERVICES--6.3%
Level 3 Communications, Inc.
   Tranche A,
   2.816%, 3/13/14                                                                             950               845
   Tranche B,
   11.500%, 3/13/14                                                                             70                74
MetroPCS Wireless, Inc.
   Tranche B,
   2.797%, 11/3/13                                                                             413               396
nTelos, Inc. Tranche
   5.750%, 8/7/15                                                                              984               990
Time Warner Telecom Holdings, Inc. Tranche B,
   2.123%, 1/7/13                                                                            1,265             1,224
                                                                                                     ---------------
                                                                                                               3,529
                                                                                                     ---------------
UTILITIES--3.5%
Calpine Corp. Tranche
   3.475%, 3/29/14                                                                             397               365
NRG Energy, Inc. Tranche B,
   2.131%, 2/1/13                                                                              569               541
Letter of Credit
   2.348%, 2/1/13                                                                              306               290
Texas Competitive Electric Holdings Co. LLC Tranche B-3,
   3.781%, 10/10/14                                                                            957               764
                                                                                                     ---------------
                                                                                                               1,960
                                                                                                     ---------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $44,301)                                                                                     48,296
                                                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS--98.7%
(IDENTIFIED COST $51,081)                                                                                     55,441
                                                                                                     ---------------

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                        VIRTUS SENIOR FLOATING RATE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                                                                        SHARES            VALUE
                                                                                   ---------------   ---------------
SHORT-TERM INVESTMENTS--5.9%
MONEY MARKET MUTUAL FUNDS--5.9%
State Street Institutional Liquid Reserves Fund - Institutional Shares
   (seven-day effective yield 0.260%)                                                    3,283,579   $         3,284
                                                                                                     ---------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $3,284)                                                                                       3,284
                                                                                                     ---------------
TOTAL INVESTMENTS--104.6%
(IDENTIFIED COST $54,365)                                                                                     58,725(1)
Other Assets and Liabilities--(4.6)%                                                                          (2,604)
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $        56,121
                                                                                                     ===============

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                               Level 2 -     Level 3 -
                                 Total Value      Level 1 -   Significant   Significant
                                     at             Quoted     Observable   Unobservable
                             September 30, 2009     Prices       Inputs        Inputs
                             ------------------   ---------   -----------   ------------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities         $   145          $   --      $   145         $--
   Corporate Debt                   55,296              --       55,222          74
Equity Securities:
   Short-Term Investments            3,284           3,284           --          --
                                   -------          ------      -------         ---
Total Investments                  $58,725          $3,284      $55,367         $74
                                   =======          ======      =======         ===

The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

($ reported in thousands)

                                                           Total    Corporate Debt
                                                         --------   --------------
BALANCE AS OF SEPTEMBER 30, 2008:                        $    688      $   688
   Accrued discounts (premiums)                                13           13
   Realized gain (loss)(1)                                      3            3
   Change in unrealized appreciation (depreciation)(1)         81           81
   Net purchases (sales)                                      360          360
   Transfers in and/or out of Level 3(2)                   (1,071)      (1,071)
                                                         --------      -------
BALANCE AS OF SEPTEMBER 30, 2009:                        $     74      $    74
                                                         ========      =======

(1) DISCLOSED IN THE STATEMENT OF OPERATIONS UNDER NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.

(2) "TRANSFERS IN AND/OR OUT" REPRESENT THE ENDING VALUE AS OF SEPTEMBER 30, 2009, FOR ANY INVESTMENT SECURITY WHERE A CHANGE IN THE PRICING LEVEL OCCURRED FROM THE BEGINNING TO THE END OF THE PERIOD.

Certain level 3 security valuations have been determined based on availability of only a single broker source, which may or may not be a principal market maker. Other level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

   For information regarding the footnotes, see the Key Investment Terms and
                      Footnote Legend starting on page 4.

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2009

(Amounts reported in thousands except shares and per share amounts)

                                         ALPHASECTOR(SM)    ALPHASECTOR(SM)   ALTERNATIVES                   CA TAX-
                                           ALLOCATION          ROTATION        DIVERSIFIER                   EXEMPT
                                              FUND               FUND             FUND        BOND FUND     BOND FUND
                                        ----------------   ----------------   ------------   -----------   ----------
ASSETS
Investment in securities at
   value(1) .........................     $   27,157          $   78,809      $    88,655    $   225,375   $   58,851
Investments in affiliated
   funds at value(2) ................          8,891                  --          179,559             --           --
Receivables
   Investment securities sold .......         30,304              78,711              800          3,649           --
   Fund shares sold .................             --(3)                6            1,202          9,040           --(3)
   Receivable from adviser ..........             --                  --               47             --           --
   Dividends and interest
      receivable ....................             14                  17               --(3)       2,040          779
Prepaid expenses ....................             18                  22               23             32           14
                                          ----------          ----------      -----------    -----------   ----------
         Total assets ...............         66,384             157,565          270,286        240,136       59,644
                                          ----------          ----------      -----------    -----------   ----------
LIABILITIES
Cash overdraft ......................             --                  --              305             --           --
Payables
   Fund shares repurchased ..........              6                 210            1,198         11,496          117
   Investment securities purchased ..         30,599              79,408               --          5,081           --
   Dividend distributions ...........             --                  --               --             --          109
   Investment advisory fee ..........              3                   6               --             64           14
   Distribution and service fees ....             10                  25               80             26            7
   Administration fee ...............              3                   5               18             16            4
   Transfer agent fees and
      expenses ......................              6                  21               82             36            4
   Trustees' fee and expenses .......              1                   1                4              3            1
   Professional fee .................             18                  21               24             45           29
   Other accrued expenses ...........             14                  28               20             42            7
                                          ----------          ----------      -----------    -----------   ----------
         Total liabilities ..........         30,660              79,725            1,731         16,809          292
                                          ----------          ----------      -----------    -----------   ----------
NET ASSETS ..........................     $   35,724          $   77,840      $   268,555    $   223,327   $   59,352
                                          ==========          ==========      ===========    ===========   ==========
NET ASSETS CONSIST OF:
   Capital paid in on shares of
      beneficial interest ...........     $   42,302          $   96,871      $   365,331    $   241,696   $   56,686
   Accumulated undistributed net
      investment income (loss) ......            238                 328            1,804             82           51
   Accumulated undistributed net
      realized gain (loss) ..........         (6,787)            (18,740)         (74,317)       (26,408)        (229)
   Net unrealized appreciation
      (depreciation) on
      investments ...................            (29)               (619)         (24,263)         7,957        2,844
                                          ----------          ----------      -----------    -----------   ----------
NET ASSETS ..........................     $   35,724          $   77,840      $   268,555    $   223,327   $   59,352
                                          ==========          ==========      ===========    ===========   ==========
CLASS A
Net asset value (net assets/shares
   outstanding) per share ...........     $     9.56          $     9.34      $      9.43    $     10.57   $    12.29
Maximum offering price per share
   NAV/(1-4.75%) ....................     $       --          $       --      $        --    $     11.10   $    12.90
Maximum offering price per share
   NAV/(1-5.75%) ....................     $    10.14          $     9.91      $     10.01    $        --   $       --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................      1,986,732           4,036,802       17,753,868      6,267,743    2,745,044
Net Assets ..........................     $   18,989          $   37,722      $   167,472    $    66,232   $   33,728
CLASS B
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $       --          $       --      $        --    $     10.34   $       --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................             --                  --               --        407,335           --
Net Assets ..........................     $       --          $       --      $        --    $     4,212   $       --
CLASS C
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $     9.54          $     9.29      $      9.34    $     10.37   $       --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................      1,754,461           4,319,813       10,824,707        776,077           --
Net Assets ..........................     $   16,735          $   40,118      $   101,083    $     8,048   $       --
CLASS I
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $       --          $       --      $        --    $     10.68   $    12.28
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................             --                  --               --     13,564,856    2,087,056
Net Assets ..........................     $       --          $       --      $        --    $   144,835   $   25,624

(1) Investment in securities at
    cost ............................     $   27,369          $   79,428      $   101,629    $   217,418   $   56,007
(2) Investments in affiliated funds
    at cost .........................          8,708                  --          190,848             --           --
(3) Amount is less than $500
    (not reported in thousands)

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 2009

(Amounts reported in thousands except shares and per share amounts)

                                                                            GLOBAL      GREATER ASIA      GREATER
                                            GLOBAL           GLOBAL      REAL ESTATE      EX JAPAN        EUROPEAN
                                        INFRASTRUCTURE   OPPORTUNITIES    SECURITIES   OPPORTUNITIES   OPPORTUNITIES
                                             FUND             FUND           FUND           FUND            FUND
                                        --------------   -------------   -----------   -------------   -------------
ASSETS
Investment in securities at
   value(1) .........................     $   87,108      $   56,028      $ 1,981       $  6,708        $  6,583
Foreign currency at value (2) .......             --               2           --(3)           7              --
Receivables
   Investment securities sold .......             --              --           16              3              --
   Fund shares sold .................            415               2            1             --              --
   Receivable from adviser ..........             --              --           --              1               1
   Dividends and interest
      receivable ....................            197             165            6             14              14
   Tax reclaims .....................             34              54           --(3)          --(3)            5
Net unrealized appreciation on
   forward currency contracts .......             --              12           --             --              --
Prepaid expenses ....................             17              18           26             24              23
                                          ----------      ----------      -------       --------        --------
         Total assets ...............         87,771          56,281        2,030          6,757           6,626
                                          ----------      ----------      -------       --------        --------
LIABILITIES
Payables
   Fund shares repurchased ..........          4,061             101           --             --              --
   Investment securities purchased ..             --             275           23             28              40
   Foreign capital gain taxes
      payable .......................             --              --           --              9              --
   Investment advisory fee ..........             46              38           14             --              --
   Distribution and service fees ....             21              13            1              1               1
   Administration fee ...............              5               4           --(3)          --(3)           --(3)
   Transfer agent fees and
      expenses ......................             15              21           --(3)           2               3
   Trustees' fee and expenses .......              1               1           --(3)          --(3)           --(3)
   Professional fee .................             29              29           28             18              18
Net unrealized depreciation on
   forward currency contracts .......             --              --           --              4              --
Other accrued expenses ..............             12              10            1              4               2
                                          ----------      ----------      -------       --------        --------
         Total liabilities ..........          4,190             492           67             66              64
                                          ----------      ----------      -------       --------        --------
NET ASSETS ..........................     $   83,581      $   55,789      $ 1,963       $  6,691        $  6,562
                                          ==========      ==========      =======       ========        ========
NET ASSETS CONSIST OF:
   Capital paid in on shares of
      beneficial interest ...........     $   98,088      $   80,425      $ 1,108       $  5,164        $  5,068
   Accumulated undistributed net
      investment income (loss) ......            161             528           42             69              46
   Accumulated undistributed net
      realized gain (loss) ..........        (10,308)        (34,474)          82            125              80
   Net unrealized appreciation
      (depreciation) on
      investments ...................         (4,360)          9,310          731          1,333           1,368
                                          ----------      ----------      -------       --------        --------
NET ASSETS ..........................     $   83,581      $   55,789      $ 1,963       $  6,691        $  6,562
                                          ==========      ==========      =======       ========        ========
CLASS A
Net asset value (net assets/shares
   outstanding) per share ...........     $     9.97      $     6.67      $ 18.33       $  13.01        $  12.97
Maximum offering price per share
      NAV/(1-4.75%) .................     $       --      $       --      $    --       $     --        $     --
Maximum offering price per share
      NAV/(1-5.75%) .................     $    10.58      $     7.08      $ 19.45       $  13.80        $  13.76
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................      7,729,111       8,041,793       86,521        494,489         480,816
Net Assets ..........................     $   77,049      $   53,644      $ 1,586       $  6,431        $  6,236
CLASS B
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $       --      $     6.00      $    --       $     --        $     --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................             --         228,261           --             --              --
Net Assets ..........................     $       --      $    1,369      $    --       $     --        $     --
CLASS C
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $     9.95      $     5.97      $ 18.25       $  12.96        $  12.93
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................        622,194         130,018       10,619         10,010          15,141
Net Assets ..........................     $    6,188      $      776      $   194       $    130        $    196
CLASS I
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................     $     9.96      $       --      $ 18.36       $  13.02        $  12.98
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................         34,541              --       10,000         10,010          10,010
Net Assets ..........................     $      344      $       --      $   183       $    130        $    130
(1) Investment in securities at
   cost .............................     $   91,470      $   46,730      $ 1,250       $  5,363        $  5,215
(2) Foreign currency at cost ........             --               2           --(3)           7              --
(3) Amount is less than $500
   (not reported in thousands)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 2009

(Amounts reported in thousands except shares and per share amounts)

                                                       INTERNATIONAL                   MULTI-SECTOR       SENIOR
                                         HIGH YIELD     REAL ESTATE        MARKET      FIXED INCOME   FLOATING RATE
                                            FUND      SECURITIES FUND   NEUTRAL FUND       FUND           FUND
                                        -----------   ---------------   ------------   ------------   -------------
ASSETS
Investment in securities at
   value(1) .........................   $    91,272    $   31,814        $   83,143    $   176,675      $   58,725
Foreign currency at value (2) .......            --            --                11             --              --
Cash ................................            17            --                --            796           1,516
Deposits with broker for securities
   sold short .......................            --            --            80,308             --              --
Receivables
   Investment securities sold .......         1,736         5,225             8,392            788           1,352
   Fund shares sold .................            54            --               250            907             186
   Dividends and interest receivable          1,913           140                72          2,566             199
   Tax reclaims .....................            --            22                 9             --              --
Prepaid expenses ....................            18            23                20             23               3
                                        -----------    ----------        ----------    -----------      ----------
         Total assets ...............        95,010        37,224           172,205        181,755          61,981
                                        -----------    ----------        ----------    -----------      ----------
LIABILITIES
Securities sold short at value(3) ...            --            --            76,896             --              --
Payables
   Fund shares repurchased ..........            94         4,060             7,322            291             144
   Investment securities purchased ..         1,597           429             7,045          4,265           5,618
   Dividend distributions ...........            --            --                --            334              --
   Dividends on short sales .........            --            --               157             --              --
   Investment advisory fee ..........            49            27                82             77              33
   Distribution and service fees ....            21             8                21             68              13
   Administration fee ...............             6             2                 6             11               4
   Transfer agent fees and expenses .            30             1                10             28               2
   Trustees' fee and expenses .......             1            --(4)              1              2               1
   Professional fee .................            35            28                35             34              33
   Other accrued expenses ...........            13             7                12             27              12
                                        -----------    ----------        ----------    -----------      ----------
         Total liabilities ..........         1,846         4,562            91,587          5,137           5,860
                                        -----------    ----------        ----------    -----------      ----------
NET ASSETS ..........................   $    93,164    $   32,662        $   80,618    $   176,618      $   56,121
                                        ===========    ==========        ==========    ===========      ==========
NET ASSETS CONSIST OF:
   Capital paid in on shares of
      beneficial interest ...........   $   215,806    $   53,658        $   99,187    $   198,099      $   50,928
   Accumulated undistributed net
      investment income (loss) ......           122           207                (3)           223              --
   Accumulated undistributed net
      realized gain (loss) ..........      (123,570)      (24,367)          (29,367)       (24,807)            833
   Net unrealized appreciation
      (depreciation) on
      investments ...................           806         3,164            16,203          3,103           4,360
   Net unrealized appreciation
      (depreciation) on securities
      sold short ....................            --            --            (5,402)            --              --
                                        -----------    ----------        ----------    -----------      ----------
NET ASSETS ..........................   $    93,164    $   32,662        $   80,618    $   176,618      $   56,121
                                        ===========    ==========        ==========    ===========      ==========
CLASS A
Net asset value (net assets/shares
   outstanding) per share ...........   $      3.89    $     6.00        $    10.50    $      9.96      $     9.87
Maximum offering price per share
   NAV/(1-4.75%) ....................   $      4.08    $       --        $       --    $     10.46      $    10.36
Maximum offering price per share
   NAV/(1-5.75%) ....................   $        --    $     6.37        $    11.14    $        --      $       --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................    23,261,363     5,363,568         7,117,284     12,246,492       5,370,685
Net Assets ..........................   $    90,560    $   32,178        $   74,749    $   121,968      $   52,987
CLASS B
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................   $      3.82    $       --        $    10.06    $      9.95      $       --
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................       266,518            --           142,671      1,334,874              --
Net Assets ..........................   $     1,019    $       --        $    1,435    $    13,276      $       --
CLASS C
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................   $      3.85    $     6.00        $    10.02    $     10.02      $     9.87
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................       411,741        68,800           442,637      4,130,265         277,701
Net Assets ..........................   $     1,585    $      413        $    4,434    $    41,374      $    2,740
CLASS I
Net asset value (net assets/shares
   outstanding) and offering price
   per share ........................   $        --    $     5.99        $       --    $        --      $     9.86
Shares of beneficial interest
   outstanding, unlimited
   authorization ....................            --        11,807                --             --          39,917
Net Assets ..........................   $        --    $       71        $       --    $        --      $      394
(1) Investment in securities at cost    $    90,466    $   28,684        $   66,940    $   173,595      $   54,365
(2) Foreign currency at cost ........            --            --                11             --              --
(3) Proceeds from securities sold
    short ...........................            --            --            71,494             --              --
(4) Amount is less than $500 (not
    reported in thousands)

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                            STATEMENTS OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2009

(Reported in thousands)

                                                 ALPHASECTOR(SM)   ALPHASECTOR(SM)     ALTERNATIVES                 CA TAX-EXEMPT
                                                 ALLOCATION FUND    ROTATION FUND    DIVERSIFIER FUND   BOND FUND     BOND FUND
                                                 ---------------   ---------------   ----------------   ---------   -------------
INVESTMENT INCOME
   Dividends .................................       $   238           $    278          $    349        $    40        $    8
   Income distributions received from
      affiliated funds .......................           908              1,497             4,730             --            --
   Interest ..................................            --                 --                --          9,220         2,858
                                                     -------           --------          --------        -------        ------
      Total investment income ................         1,146              1,775             5,079          9,260         2,866
                                                     -------           --------          --------        -------        ------
EXPENSES
   Investment advisory fees ..................            35                 73               264            872           260
   Service fees, Class A .....................            --                 --               136            101            82
   Distribution and service fees, Class B ....            --                 --                --             42            --
   Distribution and service fees, Class C ....           124                289               810             51            --
   Administration fees .......................            30                 62               230            156            50
   Transfer agent fee and expenses ...........            40                144               548            144            31
   Custodian fees ............................             2                  3                13             28             6
   Printing fees and expenses ................            29                 53               104             26            14
   Professional fees .........................            35                 56                23             41            43
   Registration fees .........................            25                 33                55             46            23
   Trustees' fee and expenses ................             4                  8                27             18             6
   Excise tax expense ........................            --                 --                19             --            --
   Miscellaneous expenses ....................             6                 32                39             29            10
                                                     -------           --------          --------        -------        ------
      Total expenses .........................           330                753             2,268          1,554           525
   Less expenses reimbursed by investment
      adviser ................................            --                 --              (775)          (281)          (96)
                                                     -------           --------          --------        -------        ------
      Net expenses ...........................           330                753             1,493          1,273           429
                                                     -------           --------          --------        -------        ------
   NET INVESTMENT INCOME (LOSS) ..............           816              1,022             3,586          7,987         2,437
                                                     -------           --------          --------        -------        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments ...           171                464           (17,103)        (2,547)         (140)
   Net realized gain (loss) on investments
      from affiliated funds ..................        (6,533)           (18,260)          (41,527)            --            --
   Capital gain distributions from
      affiliated funds .......................             8                 33               354             --            --
   Net change in unrealized appreciation
      (depreciation) on investments ..........          (212)             4,647           (10,349)        17,869         4,403
   Net change in unrealized appreciation
      (depreciation) on investments from
      affiliated funds .......................         4,830              8,832             8,168             --            --
                                                     -------           --------          --------        -------        ------
NET GAIN (LOSS) ON INVESTMENTS ...............        (1,736)            (4,284)          (60,457)        15,322         4,263
                                                     -------           --------          --------        -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................       $  (920)          $ (3,262)         $(56,871)       $23,309        $6,700
                                                     =======           ========          ========        =======        ======

(1)  Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED SEPTEMBER 30, 2009

(Reported in thousands)

                                                                                                     GREATER ASIA      GREATER
                                                     GLOBAL           GLOBAL          GLOBAL           EX JAPAN        EUROPEAN
                                                 INFRASTRUCTURE   OPPORTUNITIES     REAL ESTATE     OPPORTUNITIES   OPPORTUNITIES
                                                      FUND             FUND       SECURITIES FUND        FUND            FUND
                                                 --------------   -------------   ---------------   -------------   -------------
INVESTMENT INCOME
   Dividends .................................      $  3,514         $  1,632           $ 44            $  101          $  109
   Interest ..................................             1               --(1)           1                --              --(1)
   Security lending ..........................            --               14             --                --              --
   Foreign taxes withheld ....................          (234)             (36)            (3)               (6)            (10)
                                                    --------         --------           ----            ------          ------
      Total investment income ................         3,281            1,610             42                95              99
                                                    --------         --------           ----            ------          ------
EXPENSES
   Investment advisory fees ..................           443              453              7                26              22
   Service fees, Class A .....................           161              128              2                 6               6
   Distribution and service fees, Class B ....            --               14             --                --              --
   Distribution and service fees, Class C ....            35                8              1                 1               1
   Administration fees .......................            58               45              1                 2               2
   Transfer agent fee and expenses ...........            95              143             --(1)              3               3
   Custodian fees ............................            25               79              6                11               5
   Printing fees and expenses ................            20               29              3                 2               2
   Professional fees .........................            31               58             35                22              26
   Registration fees .........................            44               36             21                23              23
   Trustees' fee and expenses ................             7                6             --(1)             --(1)           --(1)
   Miscellaneous expenses ....................            12               11              2                 2               3
                                                    --------         --------           ----            ------          ------
      Total expenses .........................           931            1,010             78                98              93
   Less expenses reimbursed by investment
      adviser ................................           (13)              --            (66)              (51)            (55)
                                                    --------         --------           ----            ------          ------
      Net expenses ...........................           918            1,010             12                47              38
                                                    --------         --------           ----            ------          ------
   NET INVESTMENT INCOME (LOSS) ..............         2,363              600             30                48              61
                                                    --------         --------           ----            ------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments ...       (10,236)         (30,988)            93               162             120
   Net realized gain (loss) on foreign
      currency transactions ..................             1             (988)             1               (16)            (55)
   Net change in unrealized appreciation
      (depreciation) on investments ..........         6,294           19,610            731             1,345           1,368
   Net change in unrealized appreciation
      (depreciation) on foreign currency
      translation ............................             5               30             --               (12)             --
                                                    --------         --------           ----            ------          ------
NET GAIN (LOSS) ON INVESTMENTS ...............        (3,936)         (12,336)           825             1,479           1,433
                                                    --------         --------           ----            ------          ------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................      $ (1,573)        $(11,736)          $855            $1,527          $1,494
                                                    ========         ========           ====            ======          ======

(1)  Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF OPERATIONS (CONTINUED)
                         YEAR ENDED SEPTEMBER 30, 2009

(Reported in thousands)

                                                               INTERNATIONAL     MARKET    MULTI-SECTOR       SENIOR
                                                 HIGH YIELD     REAL ESTATE      NEUTRAL   FIXED INCOME   FLOATING RATE
                                                    FUND      SECURITIES FUND     FUND         FUND            FUND
                                                 ----------   ---------------   --------   ------------   -------------
INVESTMENT INCOME
   Dividends .................................    $     64        $  2,497      $  1,392      $    41         $   25
   Interest ..................................       8,477               2            60        9,330          2,333
   Security lending ..........................           5              --            --           --             --
   Foreign taxes withheld ....................          --            (229)          (12)         (10)            --
                                                  --------        --------      --------      -------         ------
      Total investment income ................       8,546           2,270         1,440        9,361          2,358
                                                  --------        --------      --------      -------         ------
EXPENSES
   Investment advisory fees ..................         542             366         1,277          642            197
   Service fees, Class A .....................         203              91           198          204             79
   Distribution and service fees, Class B ....          10              --            15          114             --
   Distribution and service fees, Class C ....          12               3            43          237              9
   Administration fees .......................          71              32            74           98             28
   Transfer agent fee and expenses ...........         194              12            67          154             12
   Custodian fees ............................          11              18            47           30              7
   Printing fees and expenses ................          22              11            25           28              8
   Professional fees .........................          35              32            38           36             35
   Registration fees .........................          35              36            33           35             54
   Trustees' fee and expenses ................           8              --(1)          9           11              3
   Miscellaneous expenses ....................          16               7            15           26             10
                                                  --------        --------      --------      -------         ------
      Total expenses .........................       1,159             608         1,841        1,615            442
   Dividends on short sales ..................          --              --         1,429           --             --
   Prime broker interest expense on short
      sales ..................................          --              --           505           --             --
   Less expenses reimbursed by investment
      adviser ................................          --             (57)         (292)          --            (42)
                                                  --------        --------      --------      -------         ------
      Net expenses ...........................       1,159             551         3,483        1,615            400
                                                  --------        --------      --------      -------         ------
   NET INVESTMENT INCOME (LOSS) ..............       7,387           1,719        (2,043)       7,746          1,958
                                                  --------        --------      --------      -------         ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments ...     (18,245)        (23,480)      (27,964)      (9,599)           923
   Net realized gain (loss) on securities
      sold short .............................          --              --        27,181           --             --
   Net realized gain (loss) on foreign
      currency transactions ..................          --             (23)          (12)          71             --
   Net change in unrealized appreciation
      (depreciation) on investments ..........      16,375          11,747        24,123       24,579          5,291
   Net change in unrealized appreciation
      (depreciation) on securities sold
       short .................................          --              --       (15,595)          --             --
   Net change in unrealized appreciation
      (depreciation) on foreign currency
      translation ............................          --              35            57           (6)            --
                                                  --------        --------      --------      -------         ------
NET GAIN (LOSS) ON INVESTMENTS ...............      (1,870)        (11,721)        7,790       15,045          6,214
                                                  --------        --------      --------      -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................    $  5,517        $(10,002)     $  5,747      $22,791         $8,172
                                                  ========        ========      ========      =======         ======

(1)  Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

                                               ALPHASECTOR(SM)                 ALPHASECTOR(SM)
                                               ALLOCATION FUND                 ROTATION FUND
                                        -----------------------------   -----------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                        SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                            2009             2008            2009            2008
                                        -------------   -------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ........      $   816        $  1,109        $  1,022        $   1,329
Net realized gain (loss) ............       (6,354)            799         (17,763)           3,310
Net change in unrealized
   appreciation (depreciation) ......        4,618         (11,257)         13,479          (29,159)
                                           -------        --------        --------        ---------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........         (920)         (9,349)         (3,262)         (24,520)
                                           -------        --------        --------        ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ......         (590)           (655)           (670)          (1,078)
Net investment income, Class B ......           --              --              --               --
Net investment income, Class C ......         (387)           (467)           (424)            (909)
Net investment income, Class I ......           --              --              --               --
Net realized short-term gains,
   Class A ..........................           --             (27)             --              (98)
Net realized short-term gains,
   Class C ..........................           --             (28)             --             (127)
Net realized long-term gains,
   Class A ..........................          (76)           (228)           (558)            (671)
Net realized long-term gains,
   Class C ..........................          (69)           (237)           (625)            (864)
Net realized long-term gains,
   Class I ..........................           --              --              --               --
                                           -------        --------        --------        ---------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ....       (1,122)         (1,642)         (2,277)          (3,747)
                                           -------        --------        --------        ---------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share
   transactions, Class A ............       (3,417)           (825)         (1,731)          (4,741)
Change in net assets from share
   transactions, Class B ............           --              --              --               --
Change in net assets from share
   transactions, Class C ............       (4,112)         (4,951)         (6,293)         (11,433)
Change in net assets from share
   transactions, Class I ............           --              --              --               --
                                           -------        --------        --------        ---------
INCREASE (DECREASE) IN NET ASSETS
   FROM SHARE TRANSACTIONS ..........       (7,529)         (5,776)         (8,024)         (16,174)
                                           -------        --------        --------        ---------
CAPITAL CONTRIBUTIONS
Fair Funds settlement(2) ............           --              --              --               --
                                           -------        --------        --------        ---------
NET INCREASE (DECREASE) IN NET
   ASSETS ...........................       (9,571)        (16,767)        (13,563)         (44,441)
NET ASSETS
Beginning of period .................       45,295          62,062          91,403          135,844
                                           -------        --------        --------        ---------
END OF PERIOD .......................      $35,724        $ 45,295        $ 77,840        $  91,403
                                           =======        ========        ========        =========
Accumulated undistributed net
   investment income (loss) at
   end of period ....................      $   238        $    397        $    328        $     374

(1)  Amount is less than $500 (not reported in thousands)

(2) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                       See Notes to Financial Statements

         ALTERNATIVES
       DIVERSIFIER FUND                   BOND FUND                CA TAX-EXEMPT BOND FUND
-----------------------------   -----------------------------   -----------------------------
  YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
     2009            2008            2009             2008           2009            2008
-------------   -------------   -------------   -------------   -------------   -------------
  $   3,586       $   1,680       $  7,987        $  5,126        $  2,437         $ 2,629
    (58,276)        (11,467)        (2,547)         (3,840)           (140)             95
     (2,181)        (31,590)        17,869          (4,696)          4,403          (3,791)
  ---------       ---------       --------        --------        --------         -------

    (56,871)        (41,377)        23,309          (3,410)          6,700          (1,067)
  ---------       ---------       --------        --------        --------         -------

     (2,270)         (2,102)        (1,659)         (1,186)         (1,359)         (1,423)
         --              --           (149)           (152)             --              --
       (546)           (621)          (179)            (87)             --              --
         --              --         (5,993)         (3,747)         (1,097)         (1,183)
         --              --             --              --              --              --
         --              --             --              --              --              --
         --              --             --              --             (21)             --
         --              --             --              --              --              --
         --              --             --              --             (15)             --
  ---------       ---------       --------        --------        --------         -------

     (2,816)         (2,723)        (7,980)         (5,172)         (2,492)         (2,606)
  ---------       ---------       --------        --------        --------         -------

    (58,940)        186,633         38,228          (4,000)         (2,877)         (2,878)
         --              --           (197)            (19)             --              --
    (18,076)         84,762          4,714           1,445              --              --
         --              --         (7,351)         96,774          (4,081)          1,270
  ---------       ---------       --------        --------        --------         -------

    (77,016)        271,395         35,394          94,200          (6,958)         (1,608)
  ---------       ---------       --------        --------        --------         -------
         --              --             37              --              12              --
  ---------       ---------       --------        --------        --------         -------
   (136,703)        227,295         50,760          85,618          (2,738)         (5,281)
    405,258         177,963        172,567          86,949          62,090          67,371
  ---------       ---------       --------        --------        --------         -------
  $ 268,555       $ 405,258       $223,327        $172,567        $ 59,352         $62,090
  =========       =========       ========        ========        ========         =======


  $   1,804       $     416       $     82        $     50        $     51         $    58

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ Reported in thousands)

                                          GLOBAL INFRASTRUCTURE FUND      GLOBAL OPPORTUNITIES FUND
                                        -----------------------------   -----------------------------
                                          YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                        SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                             2009           2008             2009            2008
                                        -------------   -------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ........      $  2,363        $  1,638        $    600        $  1,327
Net realized gain (loss) ............       (10,235)            750         (31,976)         (1,893)
Net change in unrealized appreciation
   (depreciation) ...................         6,299         (16,286)         19,640         (34,463)
                                           --------        --------        --------        --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........        (1,573)        (13,898)        (11,736)        (35,029)
                                           --------        --------        --------        --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ......        (2,172)         (1,528)           (729)           (880)
Net investment income, Class B ......            --              --             (16)             (8)
Net investment income, Class C ......          (103)            (32)             (9)             (4)
Net investment income, Class I ......            (8)             (1)             --              --
Net realized short-term gains,
   Class A ..........................            --            (243)             --             (23)
Net realized short-term gains,
   Class B ..........................            --              --              --              (1)
Net realized short-term gains,
   Class C ..........................            --              (8)             --              --(1)
Net realized long-term gains,
   Class A ..........................          (448)         (2,039)             --          (2,150)
Net realized long-term gains,
   Class B ..........................            --              --              --             (93)
Net realized long-term gains,
   Class C ..........................           (12)            (65)             --             (38)
Net realized long-term gains,
   Class I ..........................            (1)             --              --              --
                                           --------        --------        --------        --------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ....        (2,744)         (3,916)           (754)         (3,197)
                                           --------        --------        --------        --------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share
   transactions, Class A ............         6,209          35,041          (7,674)         (7,662)
Change in net assets from share
   transactions, Class B ............            --              --            (572)         (1,263)
Change in net assets from share
   transactions, Class C ............         3,849             372            (163)           (103)
Change in net assets from share
   transactions, Class I ............           238             101              --              --
                                           --------        --------        --------        --------
INCREASE (DECREASE) IN NET ASSETS
   FROM SHARE TRANSACTIONS ..........        10,296          35,514          (8,409)         (9,028)
                                           --------        --------        --------        --------
CAPITAL CONTRIBUTIONS
Fair Funds settlement(2) ............            --              --             157              --
                                           --------        --------        --------        --------
NET INCREASE (DECREASE) IN NET
   ASSETS ...........................         5,979          17,700         (20,742)        (47,254)
NET ASSETS
Beginning of period .................        77,602          59,902          76,531         123,785
                                           --------        --------        --------        --------
END OF PERIOD .......................      $ 83,581        $ 77,602        $ 55,789        $ 76,531
                                           ========        ========        ========        ========
Accumulated undistributed net
   investment income (loss) at end of
   period ...........................      $    161        $     80        $    528        $    647

(1)  Amount is less than $500 (not reported in thousands)

(2) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                        See Notes to Financial Statements

GLOBAL REAL ESTATE   GREATER ASIA EX JAPAN    GREATER EUROPEAN
  SECURITIES FUND      OPPORTUNITIES FUND    OPPORTUNITIES FUND
       FROM                   FROM                  FROM
     INCEPTION             INCEPTION              INCEPTION
 MARCH 2, 2009 TO      APRIL 21, 2009 TO      APRIL 21, 2009 TO
   SEPTEMBER 30,         SEPTEMBER 30,          SEPTEMBER 30,
       2009                   2009                  2009
------------------   ---------------------   ------------------


      $   30                 $   48                $   61
          94                    146                    65

         731                  1,333                 1,368
      ------                 ------                ------

         855                  1,527                 1,494
      ------                 ------                ------

          --                     --                    --
          --                     --                    --
          --                     --                    --
          --                     --                    --

          --                     --                    --

          --                     --                    --

          --                     --                    --

          --                     --                    --

          --                     --                    --

          --                     --                    --

          --                     --                    --
      ------                 ------                ------

          --                     --                    --
      ------                 ------                ------

         899                  4,964                 4,809

          --                     --                    --

         109                    100                   159

         100                    100                   100
      ------                 ------                ------

       1,108                  5,164                 5,068
      ------                 ------                ------

          --                     --                    --
      ------                 ------                ------

       1,963                  6,691                 6,562

          --                     --                    --
      ------                 ------                ------
      $1,963                 $6,691                $6,562
      ======                 ======                ======


      $   42                 $   69                $   46

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ Reported in thousands)

                                                                                                   INTERNATIONAL REAL ESTATE
                                                                        HIGH YIELD FUND                 SECURITIES FUND
                                                                 -----------------------------   -----------------------------
                                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                     2009             2008           2009             2008
                                                                 -------------   -------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) .................................      $  7,387        $  8,463        $  1,719        $   562
Net realized gain (loss) .....................................       (18,245)        (12,778)        (23,503)          (707)
Net change in unrealized appreciation (depreciation) .........        16,375          (9,575)         11,782         (8,618)
                                                                    --------        --------        --------        -------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..         5,517         (13,890)        (10,002)        (8,763)
                                                                    --------        --------        --------        -------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ...............................        (7,268)         (8,449)         (1,995)          (214)
Net investment income, Class B ...............................           (81)           (130)             --             --
Net investment income, Class C ...............................          (102)           (123)            (15)            (3)
Net investment income, Class I ...............................            --              --              (3)            (2)
Net realized short-term gains, Class A .......................            --              --              --             --
Net realized short-term gains, Class C .......................            --              --              --             --
Net realized short-term gains, Class I .......................            --              --              --             --
                                                                    --------        --------        --------        -------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....        (7,451)         (8,702)         (2,013)          (219)
                                                                    --------        --------        --------        -------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions, Class A ........          (524)        (10,410)        (16,660)        69,745
Change in net assets from share transactions, Class B ........          (271)           (882)             --             --
Change in net assets from share transactions, Class C ........           155            (256)            212            252
Change in net assets from share transactions, Class I ........            --              --               8            102
                                                                    --------        --------        --------        -------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....          (640)        (11,548)        (16,440)        70,099
                                                                    --------        --------        --------        -------
NET INCREASE (DECREASE) IN NET ASSETS ........................        (2,574)        (34,140)        (28,455)        61,117
NET ASSETS
Beginning of period ..........................................        95,738         129,878          61,117             --
                                                                    --------        --------        --------        -------
END OF period ................................................      $ 93,164        $ 95,738        $ 32,662        $61,117
                                                                    ========        ========        ========        =======
Accumulated undistributed net investment income (loss)
   at end of period ..........................................      $    122        $     78        $    207        $   330

(1)  Amount is less than $500 (not reported in thousands)

                       See Notes to Financial Statements

                                         MULTI-SECTOR
     MARKET NEUTRAL FUND              FIXED INCOME FUND           SENIOR FLOATING RATE FUND
-----------------------------   -----------------------------   -----------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
     2009           2008            2009            2008             2009           2008
-------------   -------------   -------------   -------------   -------------   -------------


  $ (2,043)       $   (840)        $  7,746       $   8,759        $ 1,958          $   632
      (795)         (2,266)          (9,528)           (111)           923              (29)
     8,585          (3,159)          24,573         (21,652)         5,291             (931)
  --------        --------         --------       ---------        -------          -------
     5,747          (6,265)          22,791         (13,004)         8,172             (328)
  --------        --------         --------       ---------        -------          -------

        --            (914)          (6,623)         (6,796)        (1,919)            (587)
        --             (20)            (854)           (782)            --               --
        --             (51)          (1,656)         (1,112)           (51)              (8)
        --              --               --              --            (18)              (9)
        --              --               --              --            (56)              --
        --              --               --              --             (2)              --
        --              --               --              --             (1)              --
  --------        --------         --------       ---------        -------          -------
        --            (985)          (9,133)         (8,690)        (2,047)            (604)
  --------        --------         --------       ---------        -------          -------

   (50,048)         71,472           25,286          (8,269)        32,707           15,246
      (336)           (836)             169             (75)            --               --
      (793)         (1,806)          19,964            (761)         2,212              379
        --              --               --              --            137              247
  --------        --------         --------       ---------        -------          -------
   (51,177)         68,830           45,419          (9,105)        35,056           15,872
  --------        --------         --------       ---------        -------          -------
   (45,430)         61,580           59,077         (30,799)        41,181           14,940

   126,048          64,468          117,541         148,340         14,940               --
  --------        --------         --------       ---------        -------          -------
  $ 80,618        $126,048         $176,618       $ 117,541        $56,121          $14,940
  ========        ========         ========       =========        =======          =======

  $     (3)       $    (23)        $    223       $   1,687        $    --          $    28

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                             NET                  CAPITAL GAIN
                            ASSET        NET     DISTRIBUTIONS       NET         TOTAL     DIVIDENDS  DISTRIBUTIONS
                            VALUE,   INVESTMENT  RECEIVED FROM  REALIZED AND     FROM      FROM NET      FROM NET
                          BEGINNING    INCOME      AFFILIATED    UNREALIZED   INVESTMENT  INVESTMENT     REALIZED        TOTAL
                          OF PERIOD    (LOSS)        FUNDS       GAIN (LOSS)  OPERATIONS    INCOME         GAINS     DISTRIBUTIONS
                          ---------  ----------  -------------  ------------  ----------  ----------  -------------  -------------
ALPHASECTOR(SM)
   ALLOCATION FUND
CLASS A
10/1/08 to 9/30/09         $ 9.78     0.23(2)           --          (0.15)        0.08      (0.27)        (0.03)         (0.30)
10/1/07 to 9/30/08          12.01     0.26(2)         0.19(2)       (2.32)       (1.87)     (0.26)        (0.10)         (0.36)
8/1/07 to 9/30/07           12.02     0.02(2)           --           0.40         0.42      (0.05)        (0.38)         (0.43)
8/1/06 to 7/31/07           11.31     0.27(2)         0.46(2)        0.59         1.32      (0.43)        (0.18)         (0.61)
8/4/05 to 7/31/06           11.61     0.22(2)         0.10(2)        0.18         0.50      (0.23)        (0.57)         (0.80)
8/1/04 to 7/31/05           10.74     0.17            0.06           0.81         1.04      (0.17)           --(5)       (0.17)
CLASS C
10/1/08 to 9/30/09         $ 9.75     0.16(2)           --          (0.14)        0.02      (0.20)        (0.03)         (0.23)
10/1/07 to 9/30/08          11.98     0.18(2)         0.20(2)       (2.33)       (1.95)     (0.18)        (0.10)         (0.28)
8/1/07 to 9/30/07           12.00     0.01(2)           --           0.40         0.41      (0.05)        (0.38)         (0.43)
8/1/06 to 7/31/07           11.30     0.18(2)         0.46(2)        0.58         1.22      (0.34)        (0.18)         (0.52)
8/4/05 to 7/31/06           11.60     0.12(2)         0.10(2)        0.19         0.41      (0.14)        (0.57)         (0.71)
8/1/04 to 7/31/05           10.72     0.09            0.06           0.81         0.96      (0.08)           --(5)       (0.08)
ALPHASECTOR(SM)
   ROTATION FUND
CLASS A
10/1/08 to 9/30/09         $ 9.95     0.15(2)           --          (0.48)       (0.33)     (0.15)        (0.13)         (0.28)
10/1/07 to 9/30/08          12.81     0.18(2)         0.29(2)       (2.92)       (2.45)     (0.24)        (0.17)         (0.41)
8/1/07 to 9/30/07           12.91     0.02(2)           --           0.53         0.55      (0.03)        (0.62)         (0.65)
8/1/06 to 7/31/07           11.89     0.20(2)         0.60(2)        0.86         1.66      (0.42)        (0.22)         (0.64)
8/4/05 to 7/31/06           12.07     0.15(2)         0.12(2)        0.40         0.67      (0.16)        (0.69)         (0.85)
8/1/04 to 7/31/05           10.89     0.11(2)         0.07(2)        1.10         1.28      (0.10)           --(5)       (0.10)
CLASS C
10/1/08 to 9/30/09         $ 9.88     0.08(2)           --          (0.45)       (0.37)     (0.09)        (0.13)         (0.22)
10/1/07 to 9/30/08          12.74     0.09(2)         0.30(2)       (2.92)       (2.53)     (0.16)        (0.17)         (0.33)
8/1/07 to 9/30/07           12.85       --(2)(5)        --           0.54         0.54      (0.03)        (0.62)         (0.65)
8/1/06 to 7/31/07           11.84     0.10(2)         0.60(2)        0.86         1.56      (0.33)        (0.22)         (0.55)
8/4/05 to 7/31/06           12.02     0.06(2)         0.12(2)        0.40         0.58      (0.07)        (0.69)         (0.76)
8/1/04 to 7/31/05           10.86     0.02(2)         0.07(2)        1.10         1.19      (0.03)           --(5)       (0.03)
ALTERNATIVES DIVERSIFIER
   FUND
CLASS A
10/1/08 to 9/30/09         $10.62     0.13(2)         0.01          (1.22)       (1.08)     (0.11)           --          (0.11)
10/1/07 to 9/30/08          11.80     0.10(2)         0.11(2)       (1.25)       (1.04)     (0.14)           --          (0.14)
8/1/07 to 9/30/07           11.15     0.03(2)           --           0.69         0.72      (0.01)        (0.06)         (0.07)
8/1/06 to 7/31/07           10.63     0.18(2)         0.13(2)        0.41(9)      0.72      (0.20)           --(5)       (0.20)
11/30/05(6) to 7/31/06      10.00     0.08(2)         0.02(2)        0.57         0.67      (0.04)           --          (0.04)
CLASS C
10/1/08 to 9/30/09         $10.50     0.07(2)         0.01          (1.19)       (1.11)     (0.05)           --          (0.05)
10/1/07 to 9/30/08          11.70     0.02(2)         0.12(2)       (1.27)       (1.13)     (0.07)           --          (0.07)
8/1/07 to 9/30/07           11.07     0.02(2)           --           0.68         0.70      (0.01)        (0.06)         (0.07)
8/1/06 to 7/31/07           10.58     0.11(2)         0.14(2)        0.38(9)      0.63      (0.14)           --(5)       (0.14)
11/30/05(6) to 7/31/06      10.00     0.03(2)         0.04(2)        0.54         0.61      (0.03)           --          (0.03)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                              RATIO OF GROSS      RATIO OF
                                                                 EXPENSES           NET
             NET                    NET       RATIO OF NET      TO AVERAGE       INVESTMENT
            ASSET                 ASSETS,       OPERATING       NET ASSETS         INCOME
CHANGE IN  VALUE,                 END OF       EXPENSES TO        (BEFORE        (LOSS) TO   PORTFOLIO
NET ASSET  END OF    TOTAL        PERIOD       AVERAGE NET      WAIVERS AND     AVERAGE NET   TURNOVER
  VALUE    PERIOD  RETURN(1)  (IN THOUSANDS)    ASSETS(8)   REIMBURSEMENTS)(8)     ASSETS       RATE
---------  ------  ---------  --------------  ------------  ------------------  -----------  ---------



  (0.22)   $ 9.56     1.33%      $ 18,989         0.59%             0.59%           2.71%       111%
  (2.23)     9.78   (15.94)        23,358         0.22(7)           0.47            2.36         24
  (0.01)    12.01     3.48(4)      29,742         0.27(3)           0.48(3)         1.15(3)       2(4)
   0.71     12.02    11.82         29,304         0.05              0.46            2.28         41
  (0.30)    11.31     4.43         24,768         0.26(7)           0.56            1.92         67
   0.87     11.61     9.74         20,696         0.52              0.65            1.56          5

  (0.21)   $ 9.54     0.59%      $ 16,735         1.34%             1.34%           1.92%       111%
  (2.23)     9.75   (16.59)        21,937         0.97(7)           1.22            1.64         24
  (0.02)    11.98     3.40(4)      32,320         1.01(3)           1.23(3)         0.39(3)       2(4)
   0.70     12.00    10.90         32,286         0.80              1.21            1.53         41
  (0.30)    11.30     3.63         33,776         1.03(7)           1.31            1.08         67
   0.88     11.60     9.03         40,252         1.27              1.40            0.80          5



  (0.61)   $ 9.34    (2.81)%     $ 37,722         0.64%             0.64%           1.80%       131%
  (2.86)     9.95   (19.66)        41,396         0.21(7)           0.45            1.57         23
  (0.10)    12.81     4.23(4)      58,663         0.26(3)           0.49(3)         0.72(3)       2(4)
   1.02     12.91    14.16         56,857         0.06              0.45            1.54         43
  (0.18)    11.89     5.76         51,755         0.20(7)           0.45            1.25         74
   1.18     12.07    11.76         47,934         0.40              0.45            0.93          4

  (0.59)   $ 9.29    (3.41)%     $ 40,118         1.38%             1.38%           1.03%       131%
  (2.86)     9.88   (20.35)        50,007         0.96(7)           1.20            0.81         23
  (0.11)    12.74     4.17(4)      77,181         1.01(3)           1.24(3)        (0.03)(3)      2(4)
   1.01     12.85    13.29         76,049         0.80              1.20            0.79         43
  (0.18)    11.84     4.99         75,168         0.96(7)           1.19            0.48         74
   1.16     12.02    11.01         84,281         1.15              1.20            0.19          4



  (1.19)   $ 9.43   (10.00)%     $167,472         0.29%             0.58%           1.62%        20%
  (1.18)    10.62    (8.94)       267,294         0.31              0.52            0.89         32
   0.65     11.80     6.45(4)     109,620         0.34(3)           0.54(3)         1.74(3)      18(4)
   0.52     11.15     6.76         95,230         0.26              0.51            1.61         11
   0.63     10.63     6.72(4)       1,231         0.20(3)          31.52(3)         1.11(3)      81(4)

  (1.16)   $ 9.34   (10.55)%     $101,083         1.04%             1.33%           0.91%        20%
  (1.20)    10.50    (9.71)       137,964         1.06              1.27            0.14         32
   0.63     11.70     6.32(4)      68,343         1.09(3)           1.29(3)         0.99(3)      18(4)
   0.49     11.07     6.01         60,669         1.01              1.26            0.93         11
   0.58     10.58     6.16(4)         581         0.95(3)          46.88(3)         0.38(3)      81(4)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                               NET
                              ASSET        NET          NET         TOTAL     DIVIDENDS  DISTRIBUTIONS
                              VALUE,   INVESTMENT  REALIZED AND     FROM      FROM NET      FROM NET                   CHANGE IN
                            BEGINNING    INCOME     UNREALIZED   INVESTMENT  INVESTMENT     REALIZED        TOTAL      NET ASSET
                            OF PERIOD   (LOSS)(2)   GAIN (LOSS)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS    VALUE
                            ---------  ----------  ------------  ----------  ----------  -------------  -------------  ---------
BOND FUND
CLASS A
10/1/08 to 9/30/09            $ 9.75      0.42         0.82         1.24       (0.42)           --          (0.42)        0.82
10/1/07 to 9/30/08             10.21      0.42        (0.45)       (0.03)      (0.43)           --          (0.43)       (0.46)
10/1/06 to 9/30/07             10.27      0.44        (0.05)        0.39       (0.45)           --          (0.45)       (0.06)
10/1/05 to 9/30/06             10.46      0.43        (0.06)        0.37       (0.41)        (0.15)         (0.56)       (0.19)
10/1/04 to 9/30/05             10.63      0.34        (0.11)        0.23       (0.34)        (0.06)         (0.40)       (0.17)
CLASS B
10/1/08 to 9/30/09            $ 9.55      0.34         0.80         1.14       (0.35)           --          (0.35)        0.79
10/1/07 to 9/30/08             10.01      0.33        (0.43)       (0.10)      (0.36)           --          (0.36)       (0.46)
10/1/06 to 9/30/07             10.07      0.35        (0.04)        0.31       (0.37)           --          (0.37)       (0.06)
10/1/05 to 9/30/06             10.28      0.34        (0.06)        0.28       (0.34)        (0.15)         (0.49)       (0.21)
10/1/04 to 9/30/05             10.44      0.25        (0.09)        0.16       (0.26)        (0.06)         (0.32)       (0.16)
CLASS C
10/1/08 to 9/30/09            $ 9.58      0.34         0.80         1.14       (0.35)           --          (0.35)        0.79
10/1/07 to 9/30/08             10.04      0.31        (0.41)       (0.10)      (0.36)           --          (0.36)       (0.46)
10/1/06 to 9/30/07             10.09      0.35        (0.03)        0.32       (0.37)           --          (0.37)       (0.05)
10/1/05 to 9/30/06             10.30      0.34        (0.06)        0.28       (0.34)        (0.15)         (0.49)       (0.21)
10/1/04 to 9/30/05             10.46      0.25        (0.09)        0.16       (0.26)        (0.06)         (0.32)       (0.16)
CLASS I
10/1/08 to 9/30/09            $ 9.86      0.45         0.83         1.28       (0.46)           --          (0.46)        0.82
10/1/07 to 9/30/08             10.32      0.53        (0.54)       (0.01)      (0.45)           --          (0.45)       (0.46)
10/1/06 to 9/30/07             10.36      0.46        (0.02)        0.44       (0.48)           --          (0.48)       (0.04)
10/1/05 to 9/30/06             10.56      0.47        (0.08)        0.39       (0.44)        (0.15)         (0.59)       (0.20)
10/1/04 to 9/30/05             10.73      0.37        (0.11)        0.26       (0.37)        (0.06)         (0.43)       (0.17)
CA TAX-EXEMPT BOND FUND
CLASS A
10/1/08 to 9/30/09            $11.41      0.47         0.90         1.37       (0.48)        (0.01)         (0.49)        0.88
10/1/07 to 9/30/08             12.09      0.46        (0.68)       (0.22)      (0.46)           --          (0.46)       (0.68)
5/1/07 to 9/30/07              12.26      0.19        (0.17)        0.02       (0.18)        (0.01)         (0.19)       (0.17)
5/1/06 to 4/30/07              12.19      0.47         0.18         0.65       (0.48)        (0.10)         (0.58)        0.07
5/1/05 to 4/30/06              12.71      0.49        (0.39)        0.10       (0.49)        (0.13)         (0.62)       (0.52)
5/1/04 to 4/30/05              12.49      0.48         0.30         0.78       (0.47)        (0.09)         (0.56)        0.22
CLASS I
10/1/08 to 9/30/09            $11.41      0.50         0.88         1.38       (0.50)        (0.01)         (0.51)        0.87
10/1/07 to 9/30/08             12.08      0.49        (0.67)       (0.18)      (0.49)           --          (0.49)       (0.67)
5/1/07 to 9/30/07              12.25      0.20        (0.17)        0.03       (0.19)        (0.01)         (0.20)       (0.17)
9/29/06(6) to 4/30/07          12.43      0.28        (0.06)        0.22       (0.30)        (0.10)         (0.40)       (0.18)
GLOBAL INFRASTRUCTURE FUND
CLASS A
10/1/08 to 9/30/09            $10.91      0.31        (0.87)       (0.56)      (0.30)        (0.08)         (0.38)       (0.94)
10/1/07 to 9/30/08             13.70      0.31        (2.31)       (2.00)      (0.28)        (0.51)         (0.79)       (2.79)
5/1/07 to 9/30/07              13.66      0.18         0.23         0.41       (0.23)        (0.14)         (0.37)        0.04
5/1/06 to 4/30/07              10.60      0.44         3.03         3.47       (0.41)           --          (0.41)        3.06
5/1/05 to 4/30/06              10.13      0.42         0.44         0.86       (0.39)           --          (0.39)        0.47
12/30/04(6) to 4/30/05         10.00      0.13         0.08         0.21       (0.08)           --          (0.08)        0.13

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                   RATIO OF GROSS     RATIO OF
                                                      EXPENSES           NET
  NET                    NET       RATIO OF NET      TO AVERAGE       INVESTMENT
 ASSET                 ASSETS,       OPERATING       NET ASSETS         INCOME
VALUE,                 END OF       EXPENSES TO        (BEFORE        (LOSS) TO   PORTFOLIO
END OF    TOTAL        PERIOD       AVERAGE NET     WAIVERS AND      AVERAGE NET   TURNOVER
PERIOD  RETURN(1)  (IN THOUSANDS)    ASSETS(8)   REIMBURSEMENTS)(8)     ASSETS       RATE
------  ---------  --------------  ------------  ------------------  -----------  ---------


$10.57    13.12%      $ 66,232         0.85%            1.01%            4.15%       274%
  9.75    (0.49)        23,823         1.12(7)          1.17             4.10        325
 10.21     4.09         29,077         1.12             1.12             4.25        266
 10.27     3.51         28,022         1.11             1.15             4.21        275
 10.46     2.14         29,501         1.15             1.19             3.20        221

$10.34    12.23%      $  4,212         1.59%            1.75%            3.52%       274%
  9.55    (1.23)         4,075         1.87(7)          1.92             3.35        325
 10.01     3.26          4,294         1.87             1.87             3.49        266
 10.07     2.80          5,459         1.88             2.30             3.43        275
 10.28     1.36          6,706         1.90             2.30             2.45        221

$10.37    12.19%      $  8,048         1.59%            1.75%            3.43%       274%
  9.58    (1.14)         2,839         1.86(7)          1.92             3.33        325
 10.04     3.25          1,534         1.87             1.87             3.50        266
 10.09     2.79          1,401         1.88             3.44             3.41        275
 10.30     1.35          2,038         1.90             2.90             2.44        221

$10.68    13.34%      $144,835         0.59%            0.75%            4.52%       274%
  9.86    (0.16)       141,830         0.76(7)          0.85             4.38        325
 10.32     4.32         52,044         0.87             0.87             4.49        266
 10.36     3.84         63,156         0.82             0.82             4.59        275
 10.56     2.44         30,126         0.89             0.89             3.45        221


$12.29    12.31%      $ 33,728         0.85%            1.02%            4.10%         8%
 11.41    (1.94)        34,197         0.85             1.01             3.82         10
 12.09     0.18(4)      39,094         0.88(3)          1.05(3)          3.74(3)       4(4)
 12.26     5.40         42,243         0.87             1.10             3.81         19
 12.19     0.71         46,214         1.02(7)          1.28             3.89          8
 12.71     6.48         53,113         1.19             1.19             3.78         11

$12.28    12.50%      $ 25,624         0.60%            0.77%            4.35%         8%
 11.41    (1.61)        27,893         0.60             0.76             4.07         10
 12.08     0.30(4)      28,277         0.64(3)          0.80(3)          3.99(3)       4(4)
 12.25     1.79(4)      28,952         0.64(3)          0.79(3)          3.90(3)      19(4)


$ 9.97    (4.76)%     $ 77,049         1.31%            1.33%            3.50%        46%
 10.91   (15.63)        75,664         1.15             1.22             2.39         60
 13.70     3.02(4)      57,938         1.19(3)          1.25(3)          3.23(3)      29(4)
 13.66    33.74         51,190         1.17             1.40             3.64         21
 10.60     8.66         14,298         1.15             2.72             4.06         40
 10.13     2.09(4)       6,163         1.15(3)          5.59(3)          3.81(3)      17(4)

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                            NET
                           ASSET        NET            NET          TOTAL     DIVIDENDS    DISTRIBUTIONS
                           VALUE,    INVESTMENT   REALIZED AND      FROM       FROM NET      FROM NET                      CHANGE IN
                         BEGINNING     INCOME      UNREALIZED    INVESTMENT   INVESTMENT     REALIZED          TOTAL       NET ASSET
                         OF PERIOD   (LOSS)(2)     GAIN (LOSS)   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS     VALUE
                         ---------   ----------   ------------   ----------   ----------   -------------   -------------   ---------
GLOBAL INFRASTRUCTURE FUND (CONTINUED)
CLASS C
10/1/08 to 9/30/09         $10.89       0.26         (0.89)        (0.63)       (0.23)        (0.08)          (0.31)         (0.94)
10/1/07 to 9/30/08          13.66       0.23         (2.31)        (2.08)       (0.18)        (0.51)          (0.69)         (2.77)
5/1/07 to 9/30/07           13.62       0.14          0.22          0.36        (0.18)        (0.14)          (0.32)          0.04
5/1/06 to 4/30/07           10.57       0.37          3.01          3.38        (0.33)           --           (0.33)          3.05
5/1/05 to 4/30/06           10.12       0.35          0.43          0.78        (0.33)           --           (0.33)          0.45
12/30/04(6) to 4/30/05      10.00       0.12          0.07          0.19        (0.07)           --           (0.07)          0.12
CLASS I
10/1/08 to 9/30/09         $10.90       0.34         (0.87)        (0.53)       (0.33)        (0.08)          (0.41)         (0.94)
6/6/08(6) to 9/30/08        13.41       0.07         (2.40)        (2.33)       (0.18)           --           (0.18)         (2.51)
GLOBAL OPPORTUNITIES FUND
CLASS A
10/1/08 to 9/30/09         $ 7.82       0.07         (1.14)        (1.07)       (0.08)           --           (0.08)         (1.15)
10/1/07 to 9/30/08          11.59       0.13         (3.59)        (3.46)       (0.09)        (0.22)          (0.31)         (3.77)
7/1/07 to 9/30/07           12.15       0.02          0.20          0.22        (0.08)        (0.70)          (0.78)         (0.56)
7/1/06 to 6/30/07            9.86       0.11          2.30          2.41        (0.12)           --           (0.12)          2.29
7/1/05 to 6/30/06            8.38       0.07          1.51          1.58        (0.10)           --           (0.10)          1.48
7/1/04 to 6/30/05            7.72       0.08          0.68          0.76        (0.10)           --           (0.10)          0.66
CLASS B
10/1/08 to 9/30/09         $ 7.06       0.02         (1.02)        (1.00)       (0.06)           --           (0.06)         (1.06)
10/1/07 to 9/30/08          10.48       0.04         (3.22)        (3.18)       (0.02)        (0.22)          (0.24)         (3.42)
7/1/07 to 9/30/07           11.04         --(5)       0.18          0.18        (0.04)        (0.70)          (0.74)         (0.56)
7/1/06 to 6/30/07            8.98       0.02          2.10          2.12        (0.06)           --           (0.06)          2.06
7/1/05 to 6/30/06            7.65         --(5)       1.37          1.37        (0.04)           --           (0.04)          1.33
7/1/04 to 6/30/05            7.05       0.02          0.63          0.65        (0.05)           --           (0.05)          0.60
CLASS C
10/1/08 to 9/30/09         $ 7.03       0.02         (1.02)        (1.00)       (0.06)           --           (0.06)         (1.06)
10/1/07 to 9/30/08          10.44       0.05         (3.22)        (3.17)       (0.02)        (0.22)          (0.24)         (3.41)
7/1/07 to 9/30/07           11.01         --(5)       0.17          0.17        (0.04)        (0.70)          (0.74)         (0.57)
7/1/06 to 6/30/07            8.95       0.02          2.10          2.12        (0.06)           --           (0.06)          2.06
7/1/05 to 6/30/06            7.62         --(5)       1.37          1.37        (0.04)           --           (0.04)          1.33
7/1/04 to 6/30/05            7.03       0.02          0.62          0.64        (0.05)           --           (0.05)          0.59
GLOBAL REAL ESTATE SECURITIES FUND
CLASS A
3/2/09(6) to 9/30/09       $10.00       0.30          8.03          8.33           --            --              --           8.33
CLASS C
3/2/09(6) to 9/30/09       $10.00       0.24          8.01          8.25           --            --              --           8.25
CLASS I
3/2/09(6) to 9/30/09       $10.00       0.32          8.04          8.36           --            --              --           8.36
GREATER ASIA EX JAPAN OPPORTUNITIES FUND
CLASS A
4/21/09(6) to 9/30/09      $10.00       0.10          2.91          3.01           --            --              --           3.01
CLASS C
4/21/09(6) to 9/30/09      $10.00       0.06          2.90          2.96           --            --              --           2.96
CLASS I
4/21/09(6) to 9/30/09      $10.00       0.11          2.91          3.02           --            --              --           3.02

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                        RATIO OF GROSS      RATIO OF
                                                           EXPENSES            NET
 NET                        NET        RATIO OF NET       TO AVERAGE       INVESTMENT
ASSET                     ASSETS,        OPERATING        NET ASSETS         INCOME
VALUE,                    END OF        EXPENSES TO        (BEFORE          (LOSS) TO    PORTFOLIO
END OF      TOTAL         PERIOD        AVERAGE NET      WAIVERS AND       AVERAGE NET    TURNOVER
PERIOD    RETURN(1)   (IN THOUSANDS)     ASSETS(8)    REIMBURSEMENTS)(8)     ASSETS        RATE
------   ----------   --------------   ------------   ------------------   -----------   ---------


$ 9.95     (5.49)%       $  6,188         2.09%             2.10%            2.85%         46%
 10.89    (16.18)           1,856         1.90              1.97             1.72          60
 13.66      2.72(4)         1,964         1.95(3)           2.00(3)          2.47(3)       29(4)
 13.62     32.55            1,769         1.91              2.19             3.11          21
 10.57      7.87            1,108         1.90              3.54             3.38          40
 10.12      1.88(4)           330         1.90(3)           8.16(3)          3.58(3)       17(4)

$ 9.96     (4.54)%       $    344         1.09%             1.10%            3.80%         46%
 10.90    (17.51)(4)           82         0.90(3)           1.01(3)          1.83(3)       60(4)


$ 6.67    (13.53)%       $ 53,644         1.86%             1.86%            1.16%        168%
  7.82    (30.50)          73,003         1.65              1.65             1.31          62
 11.59      1.93(4)       116,983         1.60(3)           1.60(3)          0.59(3)       15(4)
 12.15     24.61          117,709         1.61              1.64             1.01          74
  9.86     18.90          102,783         1.60              1.70             0.76         124
  8.38      9.80          100,469         1.57              1.57             0.97          49

$ 6.00    (14.10)%       $  1,369         2.61%             2.61%            0.35%        168%
  7.06    (30.93)           2,379         2.39              2.39             0.49          62
 10.48      1.65(4)         4,945         2.35(3)           2.35(3)         (0.15)(3)      15(4)
 11.04     23.76            5,074         2.36              2.39             0.22          74
  8.98     17.92            5,395         2.35              2.45             0.01         124
  7.65      9.14            5,096         2.32              2.32             0.23          49

$ 5.97    (14.16)%       $    776         2.62%             2.62%            0.37%        168%
  7.03    (30.95)           1,149         2.40              2.40             0.55          62
 10.44      1.67(4)         1,857         2.35(3)           2.35(3)         (0.15)(3)      15(4)
 11.01     23.74            1,838         2.36              2.38             0.23          74
  8.95     17.99            2,826         2.35              2.45            (0.03)        124
  7.62      9.03            2,876         2.32              2.32             0.22          49


$18.33     83.30%(4)     $  1,586         1.40%(3)          9.62%(3)         3.68%(3)      29%(4)

$18.25     82.50%(4)     $    194         2.15%(3)         10.45%(3)         2.94%(3)      29%(4)

$18.36     83.60%(4)     $    183         1.15%(3)          6.04%(3)         3.93%(3)      29%(4)


$13.01     30.10%(4)     $  6,431         1.80%(3)          3.78%(3)         1.88%(3)      26%(4)

$12.96     29.60%(4)     $    130         2.55%(3)          4.54%(3)         1.12%(3)      26%(4)

$13.02     30.20%(4)     $    130         1.55%(3)          3.54%(3)         2.11%(3)      26%(4)

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                            NET
                           ASSET        NET            NET          TOTAL     DIVIDENDS    DISTRIBUTIONS
                           VALUE,    INVESTMENT   REALIZED AND      FROM       FROM NET      FROM NET                      CHANGE IN
                         BEGINNING     INCOME      UNREALIZED    INVESTMENT   INVESTMENT     REALIZED          TOTAL       NET ASSET
                         OF PERIOD   (LOSS)(2)     GAIN (LOSS)   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS     VALUE
                         ---------   ----------   ------------   ----------   ----------   -------------   -------------   ---------
GREATER EUROPEAN OPPORTUNITIES FUND
CLASS A
4/21/09(6) to 9/30/09      $10.00       0.12           2.85          2.97          --            --               --          2.97
CLASS C
4/21/09(6) to 9/30/09      $10.00       0.07           2.86          2.93          --            --               --          2.93
CLASS I
4/21/09(6) to 9/30/09      $10.00       0.14           2.84          2.98          --            --               --          2.98
HIGH YIELD FUND
CLASS A
10/1/08 to 9/30/09         $ 3.98       0.31          (0.08)         0.23       (0.32)           --            (0.32)        (0.09)
10/1/07 to 9/30/08           4.89       0.34          (0.90)        (0.56)      (0.35)           --            (0.35)        (0.91)
11/1/06 to 9/30/07           4.91       0.30          (0.01)         0.29       (0.31)           --            (0.31)        (0.02)
11/1/05 to 10/31/06          4.88       0.31           0.05          0.36       (0.33)           --            (0.33)         0.03
11/1/04 to 10/31/05          5.11       0.31          (0.19)         0.12       (0.35)           --            (0.35)        (0.23)
11/1/03 to 10/31/04          5.02       0.33           0.11          0.44       (0.35)           --            (0.35)         0.09
CLASS B
10/1/08 to 9/30/09         $ 3.92       0.28          (0.09)         0.19       (0.29)           --            (0.29)        (0.10)
10/1/07 to 9/30/08           4.81       0.30          (0.88)        (0.58)      (0.31)           --            (0.31)        (0.89)
11/1/06 to 9/30/07           4.84       0.26          (0.01)         0.25       (0.28)           --            (0.28)        (0.03)
11/1/05 to 10/31/06          4.81       0.26           0.06          0.32       (0.29)           --            (0.29)         0.03
11/1/04 to 10/31/05          5.05       0.27          (0.20)         0.07       (0.31)           --            (0.31)        (0.24)
11/1/03 to 10/31/04          4.96       0.29           0.11          0.40       (0.31)           --            (0.31)         0.09
CLASS C
10/1/08 to 9/30/09         $ 3.94       0.28          (0.08)         0.20       (0.29)           --            (0.29)        (0.09)
10/1/07 to 9/30/08           4.84       0.30          (0.89)        (0.59)      (0.31)           --            (0.31)        (0.90)
11/1/06 to 9/30/07           4.87       0.26          (0.01)         0.25       (0.28)           --            (0.28)        (0.03)
11/1/05 to 10/31/06          4.84       0.27           0.05          0.32       (0.29)           --            (0.29)         0.03
11/1/04 to 10/31/05          5.07       0.27          (0.19)         0.08       (0.31)           --            (0.31)        (0.23)
11/1/03 to 10/31/04          4.99       0.29           0.10          0.39       (0.31)           --            (0.31)         0.08
INTERNATIONAL REAL ESTATE SECURITIES FUND
CLASS A
10/1/08 to 9/30/09         $ 6.72       0.21          (0.66)        (0.45)      (0.27)           --            (0.27)        (0.72)
10/1/07(6) to 9/30/08       10.00       0.21          (3.32)        (3.11)      (0.17)           --            (0.17)        (3.28)
CLASS C
10/1/08 to 9/30/09         $ 6.70       0.19          (0.67)        (0.48)      (0.22)           --            (0.22)        (0.70)
10/1/07(6) to 9/30/08       10.00       0.20          (3.38)        (3.18)      (0.12)           --            (0.12)        (3.30)
CLASS I
10/1/08 to 9/30/09         $ 6.72       0.23          (0.67)        (0.44)      (0.29)           --            (0.29)        (0.73)
10/1/07(6) to 9/30/08       10.00       0.25          (3.35)        (3.10)      (0.18)           --            (0.18)        (3.28)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                        RATIO OF GROSS      RATIO OF
                                                           EXPENSES            NET
 NET                        NET        RATIO OF NET       TO AVERAGE       INVESTMENT
ASSET                     ASSETS,        OPERATING        NET ASSETS         INCOME
VALUE,                    END OF        EXPENSES TO        (BEFORE          (LOSS) TO    PORTFOLIO
END OF      TOTAL         PERIOD        AVERAGE NET      WAIVERS AND       AVERAGE NET    TURNOVER
PERIOD    RETURN(1)   (IN THOUSANDS)     ASSETS(8)    REIMBURSEMENTS)(8)     ASSETS        RATE
------   ----------   --------------   ------------   ------------------   -----------   ---------


$12.97      29.70%(4)    $  6,236         1.45%(3)             3.60%(3)      2.38%(3)      14%(4)

$12.93      29.30%(4)    $    196         2.20%(3)             4.27%(3)      1.31%(3)      14%(4)

$12.98      29.80%(4)    $    130         1.20%(3)             3.34%(3)      2.63%(3)      14%(4)


$ 3.89       7.02%       $ 90,560         1.37%                1.37%         8.88%        134%
  3.98     (12.10)         92,907         1.34                 1.34          7.41         100
  4.89       6.06(4)      125,200         1.39(3)              1.39(3)       6.59(3)      102(4)
  4.91       7.52         132,408         1.37                 1.37          6.25         161
  4.88       2.37         144,060         1.36                 1.36          6.23          59
  5.11       8.85         174,527         1.32                 1.32          6.57          99

$ 3.82       6.13%       $  1,019         2.12%                2.12%         8.21%        134%
  3.92     (12.59)          1,366         2.08                 2.08          6.63         100
  4.81       5.22(4)        2,597         2.13(3)              2.13(3)       5.78(3)      102(4)
  4.84       6.83           4,595         2.12                 2.12          5.46         161
  4.81       1.46           7,791         2.11                 2.11          5.47          59
  5.05       8.18          14,574         2.07                 2.07          5.90          99

$ 3.85       6.36%       $  1,585         2.12%                2.12%         8.06%        134%
  3.94     (12.72)          1,465         2.09                 2.09          6.66         100
  4.84       5.20(4)        2,081         2.14(3)              2.14(3)       5.89(3)      102(4)
  4.87       6.80           1,585         2.12                 2.12          5.48         161
  4.84       1.66           1,758         2.11                 2.11          5.48          59
  5.07       8.14           1,990         2.07                 2.07          5.87          99


$ 6.00      (5.59)%      $ 32,178         1.50%                1.66%         4.71%         54%
  6.72     (31.46)         60,907         1.50                 2.11          2.74           8

$ 6.00      (6.30)%      $    413         2.25%                2.40%         4.21%         54%
  6.70     (32.09)            141         2.23                 3.00          2.52           8

$ 5.99      (5.43)%      $     71         1.25%                1.41%         4.87%         54%
  6.72     (31.32)             69         1.24                 2.16          3.00           8

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                     PERIOD

                        NET
                       ASSET        NET         NET          TOTAL     DIVIDENDS
                       VALUE,   INVESTMENT  REALIZED AND     FROM      FROM NET                  CHANGE IN
                     BEGINNING    INCOME     UNREALIZED   INVESTMENT  INVESTMENT      TOTAL      NET ASSET
                     OF PERIOD   (LOSS)(2)   GAIN (LOSS)  OPERATIONS    INCOME    DISTRIBUTIONS    VALUE
                     ---------  ----------  ------------  ----------  ----------  -------------  ---------
MARKET NEUTRAL FUND
CLASS A
10/1/08 to 9/30/09    $ 9.81      (0.01)        0.70         0.69          --            --         0.69
10/1/07 to 9/30/08     10.53      (0.09)       (0.47)       (0.56)      (0.16)        (0.16)       (0.72)
11/1/06 to 9/30/07     11.19       0.14        (0.58)       (0.44)      (0.22)        (0.22)       (0.66)
11/1/05 to 10/31/06    11.87       0.12        (0.80)       (0.68)         --            --        (0.68)
11/1/04 to 10/31/05    11.51      (0.03)        0.39         0.36          --            --         0.36
11/1/03 to 10/31/04    11.39      (0.16)        0.28         0.12          --            --         0.12
CLASS B
10/1/08 to 9/30/09    $ 9.47      (0.08)        0.67         0.59          --            --         0.59
10/1/07 to 9/30/08     10.17      (0.12)       (0.49)       (0.61)      (0.09)        (0.09)       (0.70)
11/1/06 to 9/30/07     10.80       0.08        (0.57)       (0.49)      (0.14)        (0.14)       (0.63)
11/1/05 to 10/31/06    11.55       0.02        (0.77)       (0.75)         --            --        (0.75)
11/1/04 to 10/31/05    11.28      (0.13)        0.40         0.27          --            --         0.27
11/1/03 to 10/31/04    11.24      (0.24)        0.28         0.04          --            --         0.04
CLASS C
10/1/08 to 9/30/09    $ 9.43      (0.07)        0.66         0.59          --            --         0.59
10/1/07 to 9/30/08     10.12      (0.12)       (0.49)       (0.61)      (0.08)        (0.08)       (0.69)
11/1/06 to 9/30/07     10.75       0.07        (0.56)       (0.49)      (0.14)        (0.14)       (0.63)
11/1/05 to 10/31/06    11.49       0.02        (0.76)       (0.74)         --            --        (0.74)
11/1/04 to 10/31/05    11.22      (0.11)        0.38         0.27          --            --         0.27
11/1/03 to 10/31/04    11.18      (0.24)        0.28         0.04          --            --         0.04

                        NET
                       ASSET        NET         NET          TOTAL     DIVIDENDS  DISTRIBUTIONS
                       VALUE,   INVESTMENT  REALIZED AND     FROM      FROM NET      FROM NET
                     BEGINNING    INCOME     UNREALIZED   INVESTMENT  INVESTMENT     REALIZED        TOTAL
                     OF PERIOD   (LOSS)(2)   GAIN (LOSS)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                     ---------  ----------  ------------  ----------  ----------  -------------  -------------
MULTI-SECTOR FIXED INCOME FUND
CLASS A
10/1/08 to 9/30/09    $ 9.23      0.59          0.85         1.44       (0.71)          --           (0.71)
10/1/07 to 9/30/08     10.89      0.68(2)      (1.66)       (0.98)      (0.68)          --           (0.68)
11/1/06 to 9/30/07     10.88      0.56(2)      (0.03)        0.53       (0.52)          --           (0.52)
11/1/05 to 10/31/06    10.63      0.59(2)       0.21         0.80       (0.55)          --           (0.55)
11/1/04 to 10/31/05    11.16      0.59(2)      (0.40)        0.19       (0.72)          --           (0.72)
11/1/03 to 10/31/04    10.85      0.69(2)       0.34         1.03       (0.72)          --           (0.72)
CLASS B
10/1/08 to 9/30/09    $ 9.22      0.53          0.84         1.37       (0.64)          --           (0.64)
10/1/07 to 9/30/08     10.88      0.60         (1.66)       (1.06)      (0.60)          --           (0.60)
11/1/06 to 9/30/07     10.87      0.48         (0.02)        0.46       (0.45)          --           (0.45)
11/1/05 to 10/31/06    10.61      0.51          0.22         0.73       (0.47)          --           (0.47)
11/1/04 to 10/31/05    11.13      0.50         (0.40)        0.10       (0.62)          --           (0.62)
11/1/03 to 10/31/04    10.82      0.61          0.33         0.94       (0.63)          --           (0.63)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                        RATIO OF                              RATIO OF
                                        EXPENSES           RATIO OF           EXPENSES
                                       (EXCLUDING          EXPENSES          (INCLUDING
                                        DIVIDENDS         (INCLUDING          DIVIDENDS
                                      AND INTEREST        DIVIDENDS         AND INTEREST
                                     ON SHORT SALES      AND INTEREST      ON SHORT SALES      RATIO OF
  NET                    NET             AFTER          ON SHORT SALES         BEFORE       NET INVESTMENT
 ASSET                 ASSETS,          EXPENSE         AFTER EXPENSE          EXPENSE          INCOME
VALUE,                 END OF      REIMBURSEMENT)(8)  REIMBURSEMENT)(8)  REIMBURSEMENT)(8)     (LOSS) TO    PORTFOLIO
END OF    TOTAL        PERIOD          TO AVERAGE         TO AVERAGE         TO AVERAGE       AVERAGE NET    TURNOVER
PERIOD  RETURN(1)  (IN THOUSANDS)      NET ASSETS         NET ASSETS         NET ASSETS         ASSETS         RATE
------  ---------  --------------  -----------------  -----------------  -----------------  --------------  ---------


$10.50   7.03%        $ 74,749           1.77%              4.04%              4.23%            (0.08)%       253%
  9.81  (5.36)         119,387           1.81               3.49               3.84             (0.85)        285
 10.53  (3.86)(4)       54,630           1.91(3)            3.56(3)            3.95(3)           1.45(3)      394(4)
 11.19  (5.81)          89,054           2.19               3.63               3.63              1.04         285
 11.87   3.13          111,133           2.20               3.65               3.65             (0.26)        177
 11.51   1.05           70,892           2.21               3.42               3.42             (1.45)        175

$10.06   6.23%        $  1,435           2.52%              4.83%              5.02%            (0.79)%       253%
  9.47  (6.04)           1,678           2.55               4.19               4.55             (1.19)        285
 10.17  (4.64)(4)        2,651           2.67(3)            4.22(3)            4.63(3)           0.82(3)      394(4)
 10.80  (6.41)           4,338           2.91               4.39               4.39              0.22         285
 11.55   2.39            7,859           2.90               4.36               4.36             (1.14)        177
 11.28   0.36           12,290           2.91               4.11               4.11             (2.15)        175

$10.02   6.26%        $  4,434           2.52%              4.84%              5.03%            (0.77)%       253%
  9.43  (6.04)           4,983           2.55               4.19               4.55             (1.21)        285
 10.12  (4.57)(4)        7,187           2.68(3)            4.27(3)            4.68(3)           0.76(3)      394(4)
 10.75  (6.44)          18,377           2.92               4.41               4.41              0.19         285
 11.49   2.41           40,584           2.90               4.35               4.35             (0.97)        177
 11.22   0.36           25,779           2.91               4.12               4.12             (2.15)        175

                                                                           RATIO OF
             NET                    NET         RATIO OF      RATIO OF        NET
            ASSET                 ASSETS,         NET          GROSS      INVESTMENT
CHANGE IN  VALUE,                 END OF      EXPENSES TO     EXPENSES      INCOME    PORTFOLIO
NET ASSET  END OF    TOTAL        PERIOD      AVERAGE NET   TO AVERAGE    TO AVERAGE   TURNOVER
  VALUE    PERIOD  RETURN(1)  (IN THOUSANDS)   ASSETS(8)   NET ASSETS(8)  NET ASSETS     RATE
---------  ------  ---------  --------------  -----------  -------------  ----------  ---------


   0.73    $ 9.96   17.34%       $121,968       1.16%         1.16%         6.90%        85%
  (1.66)     9.23   (9.46)         88,744       1.15          1.15          6.54         91
   0.01     10.89    4.95(4)      113,458       1.19(3)       1.19(3)       5.55(3)      92(4)
   0.25     10.88    7.74         113,362       1.17          1.17          5.52         96
  (0.53)    10.63    1.73         113,885       1.20          1.20          5.36        136
   0.31     11.16    9.78         116,079       1.18          1.18          6.30        156

   0.73    $ 9.95   16.47%       $ 13,276       1.91%         1.91%         6.18%        85%
  (1.66)     9.22  (10.16)         11,969       1.90          1.90          5.80         91
   0.01     10.88    4.25(4)       14,205       1.94(3)       1.94(3)       4.80(3)      92(4)
   0.26     10.87    7.05          14,147       1.92          1.92          4.78         96
  (0.52)    10.61    0.91          16,879       1.95          1.95          4.61        136
   0.31     11.13    8.99          21,554       1.93          1.93          5.56        156

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                     PERIOD

                          NET
                         ASSET        NET          NET         TOTAL     DIVIDENDS  DISTRIBUTIONS
                         VALUE,   INVESTMENT  REALIZED AND     FROM      FROM NET      FROM NET                   CHANGE IN
                       BEGINNING    INCOME     UNREALIZED   INVESTMENT  INVESTMENT     REALIZED        TOTAL      NET ASSET
                       OF PERIOD   (LOSS)(2)   GAIN (LOSS)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS    VALUE
                       ---------  ----------  ------------  ----------  ----------  -------------  -------------  ---------
MULTI-SECTOR FIXED INCOME FUND (CONTINUED)
CLASS C
10/1/08 to 9/30/09       $ 9.27      0.52         0.87         1.39       (0.64)         --            (0.64)        0.75
10/1/07 to 9/30/08        10.94      0.61        (1.68)       (1.07)      (0.60)         --            (0.60)       (1.67)
11/1/06 to 9/30/07        10.93      0.48        (0.02)        0.46       (0.45)         --            (0.45)        0.01
11/1/05 to 10/31/06       10.67      0.51         0.22         0.73       (0.47)         --            (0.47)        0.26
11/1/04 to 10/31/05       11.18      0.51        (0.40)        0.11       (0.62)         --            (0.62)       (0.51)
11/1/03 to 10/31/04       10.87      0.61         0.33         0.94       (0.63)         --            (0.63)        0.31
SENIOR FLOATING RATE FUND
CLASS A
10/1/08 to 9/30/09       $ 9.41      0.54         0.47         1.01       (0.55)         --(5)         (0.55)        0.46
1/31/08(6) to 9/30/08     10.00      0.41        (0.61)       (0.20)      (0.39)         --            (0.39)       (0.59)
CLASS C
10/1/08 to 9/30/09       $ 9.41      0.44         0.51         0.95       (0.49)         --(5)         (0.49)        0.46
1/31/08(6) to 9/30/08     10.00      0.37        (0.61)       (0.24)      (0.35)         --            (0.35)       (0.59)
CLASS I
10/1/08 to 9/30/09       $ 9.41      0.58         0.45         1.03       (0.58)         --(5)         (0.58)        0.45
1/31/08(6) to 9/30/08     10.00      0.43        (0.61)       (0.18)      (0.41)         --            (0.41)       (0.59)

FOOTNOTE LEGEND

(1) Sales charges, where applicable, are not reflected in the total return calculation.

(2)  Computed using average shares outstanding.

(3)  Annualized.

(4)  Not annualized.

(5)  Amount is less than $0.005.

(6)  Inception date.

(7)  Represents blended net expense ratio.

(8) The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest in. Such expenses are not included in the calculation of this ratio.

(9) The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

                       See Notes to Financial Statements

                                                                RATIO OF
  NET                    NET         RATIO OF      RATIO OF        NET
 ASSET                 ASSETS,         NET          GROSS      INVESTMENT
VALUE,                 END OF      EXPENSES TO     EXPENSES      INCOME    PORTFOLIO
END OF    TOTAL        PERIOD      AVERAGE NET    TO AVERAGE   TO AVERAGE   TURNOVER
PERIOD  RETURN(1)  (IN THOUSANDS)   ASSETS(8)   NET ASSETS(8)  NET ASSETS     RATE
------  ---------  --------------  -----------  -------------  ----------  ---------


$10.02   16.59%        $41,374       1.90%          1.90%        5.93%        85%
  9.27  (10.20)         16,828       1.90           1.90         5.80         91
 10.94    4.22(4)       20,677       1.94(3)        1.94(3)      4.81(3)      92(4)
 10.93    7.00          17,222       1.91           1.91         4.77         96
 10.67    0.99          15,175       1.95           1.95         4.62        136
 11.18    8.95          10,941       1.93           1.93         5.56        156


$ 9.87   11.74%        $52,987       1.20%          1.33%        6.00%        63%
  9.41   (2.12)(4)      14,349       1.20(3)        1.80(3)      6.25(3)      27(4)

$ 9.87   10.94%        $ 2,740       1.95%          2.05%        4.82%        63%
  9.41   (2.59)(4)         359       1.95(3)        2.57(3)      5.58(3)      27(4)

$ 9.86   11.94%        $   394       0.95%          1.13%        6.54%        63%
  9.41   (1.96)(4)         232       0.95(3)        1.56(3)      6.51(3)      27(4)

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2009

1.   ORGANIZATION

     Virtus Opportunities Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     As of the date of this report, eighteen funds are offered for sale (each a "Fund"), of which fifteen are reported in this annual report. Each Fund's investment objective is outlined on the respective Fund's summary page.

     The Funds offer the following classes of shares for sale:

                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                 SHARES    SHARES    SHARES    SHARES
                                                -------   -------   -------   -------
AlphaSector(SM) Allocation Fund .............      X         --        X         --
AlphaSector(SM) Rotation Fund ...............      X         --        X         --
Alternatives Diversifier Fund ...............      X         --        X         --
Bond Fund ...................................      X          X        X          X
CA Tax-Exempt Bond Fund .....................      X         --       --          X
Global Infrastructure Fund ..................      X         --        X          X
Global Opportunities Fund ...................      X          X        X         --
Global Real Estate Securities Fund ..........      X         --        X          X
Greater Asia ex Japan Opportunities Fund ....      X         --        X          X
Greater European Opportunities Fund .........      X         --        X          X
High Yield Fund .............................      X          X        X         --
International Real Estate Securities Fund ...      X         --        X          X
Market Neutral Fund .........................      X          X        X         --
Multi-Sector Fixed Income Fund ..............      X          X        X         --
Senior Floating Rate Fund ...................      X         --        X          X

     Class A shares of the Bond Fund, CA Tax-Exempt Bond Fund, High Yield Fund, Multi-Sector Fixed Income Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 4.75% with some exceptions.

     Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

     Class B shares are generally sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held (see Note 15).

     Class C shares are generally sold with a 1%, or 1.25% for the Market Neutral Fund, contingent deferred sales charge if redeemed within one year of purchase.

     Class I shares are sold without a sales charge.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I shares bear no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.   SECURITY VALUATION:

     Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

     As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

     Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

     Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

     Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market.

     The Funds utilize a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

          - Level 1 -- quoted prices in active markets for identical securities

          - Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     A summary of the inputs used to value the Funds' net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.   SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.   INCOME TAXES:

     Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

     The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in any Fund's financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

D.   DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions are recorded by each Fund on the ex-dividend date. For the CA Tax-Exempt Fund and the Multi-Sector Fixed Income Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.   EXPENSES:

     Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

     In addition to the Net Annual Operating Expenses that the Funds bear directly, the shareholders of the funds indirectly bear the pro-rata expenses of the underlying mutual funds in which certain funds invest.

F.   FOREIGN CURRENCY TRANSLATION:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.   DERIVATIVE FINANCIAL INSTRUMENTS:

     Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

     FORWARD CURRENCY CONTRACTS: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

     This is presented in the Statement of Operations as net realized gain
     (loss) from foreign currency transactions.

     Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     WARRANTS AND RIGHTS: Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures.

     The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of September 30, 2009 ($ reported in thousands):

                                         TOTAL VALUE
                                -----------------------------
                                                 GREATER ASIA
                                    GLOBAL         EX JAPAN
                                OPPORTUNITIES   OPPORTUNITIES
                                     FUND            FUND
                                -------------   -------------
Foreign exchange contracts(1)       $  12            $ (4)
Equity contracts(2)                 3,547             711

     For open derivative instruments as of September 30, 2009, see the Schedules of Investments, which is also indicative of activity for the year ended September 30, 2009.

    REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS

                                                                                MULTI-
                                                 GREATER ASIA      GREATER      SECTOR
                                    GLOBAL         EX JAPAN        EUROPEAN      FIXED
                                OPPORTUNITIES   OPPORTUNITIES   OPPORTUNITIES   INCOME
                                     FUND            FUND            FUND        FUND
                                -------------   -------------   -------------   ------
Foreign exchange contracts(3)       $(850)          $(18)           $(40)        $108

                                                  GLOBAL                     INTERNATIONAL
                                                   REAL       GREATER ASIA        REAL
                                    GLOBAL        ESTATE        EX JAPAN         ESTATE       MARKET
                                OPPORTUNITIES   SECURITIES   OPPORTUNITIES     SECURITIES    NEUTRAL
                                     FUND          FUND           FUND            FUND         FUND
                                -------------   ----------   -------------   -------------   -------
Equity contracts(4)                  $139           $1            $26            $(733)       $(10)

         CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                      RECOGNIZED IN RESULTS FROM OPERATIONS

                                                                MULTI-
                                                 GREATER ASIA   SECTOR
                                    GLOBAL         EX JAPAN      FIXED
                                OPPORTUNITIES   OPPORTUNITIES   INCOME
                                     FUND            FUND        FUND
                                -------------   -------------   ------
Foreign exchange contracts(5)     $   12             $ --(4)    $ (31)
Equity contracts(6)                1,022              205          --

(1) Located within Net unrealized appreciation (depreciation) on forward currency contracts on the Statement of Assets and Liabilities.

(2) Located within Investment in Securities at value on the Statement of Assets and Liabilities.

(3) Located within Net realized gain (loss) on foreign currency transactions on the Statement of Operations.

(4) Located within Net realized gain (loss) on investments on the Statement of Operations.

(5) Located within Net change in unrealized appreciation (depreciation) on foreign currency translation on the Statement of Operations.

(6) Located within Net change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

H.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

     Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.   LOAN AGREEMENTS:

     Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

J.   CREDIT LINKED NOTES:

     Certain Funds may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

K.   SHORT SALES:

     Certain funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize an unlimited loss, and if the price declines during the period, the Fund will realize a limited gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

     At September 30, 2009, the value of securities sold short in the Market Neutral Fund amounted to $76,895 (reported in thousands) against which collateral of $158,108 (reported in thousands) was held. The collateral includes the deposits with broker for securities sold short and the long-term investments held long, as shown in the Schedule of

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

     Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short appreciate in value, thereby increasing potential losses.

     In accordance with the terms of its prime brokerage agreements, the Market Neutral Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the year ended September 30, 2009, the Fund had net charges of $505 (reported in thousands) on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

L.   SECURITY LENDING:

     Certain Funds may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company ("State Street"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At September 30, 2009, the Funds had no securities on loan.

M.   REPURCHASE AGREEMENTS:

     Certain Funds may invest in repurchase agreements. A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

     At September 30, 2009, the Funds had no open repurchase agreements.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     At the close of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc. ("PNX"), into an independent publicly traded company which through its affiliates provides asset management and related services to individuals and institutions. Virtus Investment Advisers, Inc. ("VIA," the "Adviser," formerly known as Phoenix Investment Counsel, Inc.) and VP Distributors, Inc. ("VP Distributors," formerly known as Phoenix Equity Planning Corporation) are indirect wholly-owned subsidiaries of Virtus. Due to the spin-off, the asset management subsidiaries have changed their names to reflect the Virtus brand.

     As compensation for its services to the Trust, the Adviser, an indirect wholly-owned subsidiary of Virtus, is entitled to a fee based upon the following annual rates as a percentage of the average daily assets of each
     Fund:

                                                     1ST      $1+ BILLION -     $2+
                                                 $1 BILLION     $2 BILLION    BILLION
                                                 ----------   -------------   -------
CA Tax-Exempt Bond Fund.......................      0.45%          0.40%        0.35%
Global Infrastructure Fund....................      0.65           0.60         0.55
Global Opportunities Fund.....................      0.85           0.80         0.75
Global Real Estate Securities Fund............      0.85           0.80         0.75
High Yield Fund...............................      0.65           0.60         0.55
International Real Estate Securities
   Fund.......................................      1.00           0.95         0.90
Multi-Sector Fixed Income Fund................      0.55           0.50         0.45
Senior Floating Rate Fund.....................      0.60           0.55         0.50

                                                    1ST          OVER
                                                 $1 BILLION   $1 BILLION
                                                 ----------   ----------
AlphaSector(SM) Allocation Fund +#............     0.45%**      0.40%**
AlphaSector(SM) Rotation Fund +#..............     0.45         0.40
Greater Asia ex Japan
Opportunities Fund............................     1.00         0.95
Greater European
Opportunities Fund............................     0.85         0.80

For the Funds shown below the individual rates are as follows:

Alternatives Diversifier Fund..............   0.10%
Bond Fund..................................   0.45++
Market Neutral Fund........................   1.50*

* The Adviser has voluntarily agreed to waive 0.15% of its management fee. The adviser may discontinue the voluntary fee waiver and or cap at any time. The current net fee is 1.35%.

** Effective September 29, 2009, the Adviser has voluntarily agreed to waive 0.09% of its management fee associated with the Fund's fixed income portfolio.

+    For the period of October 1, 2008 to September 28, 2009, the rate was
     0.10%.

#    Effective September 29, 2009.

++   Effective May 29, 2009, prior to that the rate was 0.50%.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses), so that such expenses do not exceed the below percentages of the average daily net asset values for the following funds. The Adviser may discontinue these voluntary expense caps at any time.

                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                -------   -------   -------   -------
Alternatives Diversifier Fund (2)............    0.20%       --       0.20%      --
Bond Fund....................................    0.85      1.60%      1.60     0.60%
CA Tax-Exempt Bond Fund......................    0.85        --         --     0.60
International Real Estate Securities
   Fund......................................    1.50        --       2.25     1.25
Market Neutral Fund (1)......................    1.77      2.52       2.52       --
Senior Floating Rate Fund....................    1.20        --       1.95     0.95

(1)  Excluding dividends and interest on short sales.

(2)  Excluding 12b-1 fees and acquired fund fees and expenses.

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30,2009

Effective December 15, 2008, the Adviser discontinued the voluntary expense cap for the Global Infrastructure Fund.

The Adviser has contractually agreed to limit the Funds listed below total operating expenses (excluding interest, taxes, and extraordinary expenses) through March 31, 2010 so that such expenses do not exceed the following percentages of the average daily net asset values:

                                     CLASS A   CLASS C   CLASS I
                                     -------   -------   -------
Global Real Estate Securities
   Fund ..........................    1.40%     2.15%     1.15%
Greater Asia ex Japan
   Opportunities Fund ............    1.80      2.55      1.55
Greater European
   Opportunities Fund ............    1.45      2.20      1.20

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses through September 30, 2009 may be recaptured by the fiscal year ending:

                                                      EXPIRATION DATE
                                                ---------------------------
                                                2010   2011   2012    TOTAL
                                                ----   ----   ----   ------
AlphaSector(SM) Allocation Fund..............    $12   $137   $ --   $  149
AlphaSector(SM) Rotation Fund................     29    274     --      303
Alternatives Diversifier Fund................     36    571    775    1,382
Bond Fund....................................     --     95    281      376
CA Tax-Exempt Bond Fund......................      7    109     96      212
Global Infrastructure Fund...................      8     51     13       72
Global Real Estate Securities Fund...........     --     --     66       66
Greater Asia ex Japan Opportunities
   Fund......................................     --     --     51       51
Greater European Opportunities
   Fund......................................     --     --     55       55
International Real Estate
   Securities Fund...........................     --    126     57      183
Market Neutral Fund..........................     10    191    164      365
Senior Floating Rate Fund....................     --     61     42      103

The Adviser manages the Funds' investment program and general operations of the Funds, including oversight of the Funds' subadvisers. The subadvisers manage the investments of the Funds, except as noted, for which they are paid a fee by the Adviser. The subadvisers with respect to the Funds they manage are as follows:

FUND                                        SUBADVISER
----                                        --------------
AlphaSector(SM) Allocation Fund             F-Squared(6)
AlphaSector(SM) Rotation Fund               F-Squared(6)
Bond Fund                                   SCM(4)
Global Infrastructure Fund                  DPIM(2)
Global Opportunities Fund                   Vontobel(5)(7)
Global Real Estate Securities Fund          DPIM(2)
Greater Asia ex Japan Opportunities Fund    Vontobel(5)
Greater European Opportunities Fund         Vontobel(5)
High Yield Fund                             SCM(4)
International Real Estate Securities Fund   DPIM(2)
Market Neutral Fund                         TBCAM(1)
Multi-Sector Fixed Income Fund              Goodwin(3)
Senior Floating Rate Fund                   Goodwin(3)

(1)  Boston Company Asset Management LLC (The)

(2)  Duff & Phelps Investment Management Co.**

(3)  Goodwin Capital Advisers, Inc.

(4)  SCM Advisors**

(5)  Vontobel Asset Management, Inc.

(6) F-Squared Investments, Inc. ("F-Squared"), effective September 29, 2009. For the period of October 1, 2008 to September 28, 2009 VIA managed the fund's investments. Currently, F-Squared provides VIA with a proposed asset allocation among ETFs. Trading for the funds' is conducted by VIA based on F-Squared's recommendations.

(7) Effective January 28, 2009. For the period of October 1, 2008 to January 27, 2009, the Fund's subadviser's were Acadian Asset Management LLC and New Star Institutional Management Limited.

**   DPIM AND SCM ARE INDIRECT, WHOLLY-OWNED SUBSIDIARIES OF VIRTUS.

As distributor of each Fund's shares, VP Distributors, an indirect wholly-owned subsidiary of Virtus, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2009, as follows:

                                      CLASS A     CLASS A     CLASS B   CLASS C
                                        NET       DEFERRED   DEFERRED   DEFERRED
                                      SELLING      SALES       SALES     SALES
                                    COMMISSIONS   CHARGES     CHARGES   CHARGES
                                    -----------   --------   --------   --------
AlphaSector(SM) Allocation Fund..       $ 3         $--         $--      $  1
AlphaSector(SM) Rotation Fund....         9          --          --         4
Alternatives Diversifier Fund....        60          --          --       114
Bond Fund........................         2          --           3         1
CA Tax-Exempt Bond Fund..........         3          --          --        --
Global Infrastructure Fund.......        29          --          --         3
Global Opportunities Fund........         1          --           5        --(1)
Global Real Estate Securities
   Fund..........................        --(1)       --          --        --
Greater European Opportunities
   Fund..........................        --          --          --        --(1)
High Yield Fund..................         5          --           4        --(1)
International Real Estate
   Securities Fund...............        --(1)       --          --        --
Market Neutral Fund..............         3          --           3         1
Multi-Sector Fixed Income
   Fund..........................        24           1          30        19
Senior Floating Rate Fund........        18          --          --         1

(1)  Amount is less than $500 (not reported in thousands).

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

In addition, each Fund pays VP Distributors distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                                              CLASS A   CLASS B   CLASS C
                                              -------   -------   -------
AlphaSector(SM) Allocation Fund(1).........    none       --       0.75%
AlphaSector(SM) Rotation Fund(1)...........    none       --       0.75
Alternatives Diversifier Fund..............    0.10%      --       0.85
Bond Fund..................................    0.25     1.00%      1.00
CA Tax-Exempt Bond Fund....................    0.25       --         --
Global Infrastructure Fund.................    0.25       --       1.00
Global Opportunities Fund..................    0.25     1.00       1.00
Global Real Estate
   Securities Fund.........................    0.25       --       1.00
Greater Asia ex Japan
   Opportunities Fund......................    0.25       --       1.00
Greater European
   Opportunities Fund......................    0.25       --       1.00
High Yield Fund............................    0.25     1.00       1.00
International Real Estate
   Securities Fund.........................    0.25       --       1.00
Market Neutral Fund........................    0.25     1.00       1.00
Multi-Sector Fixed Income
   Fund....................................    0.25     1.00       1.00
Senior Floating Rate Fund..................    0.25       --       1.00

There are no distribution and/or service fees for Class I.

(1) As of September 29, 2009, the distribution fees for AlphaSector(SM) Allocation Fund and AlphaSector(SM) Rotation Fund were as follows:

                          CLASS A   CLASS B    CLASS C
                          -------   -------   --------
                           0.25%       --       1.00%

To avoid duplication of distribution and/or service fees, each class of shares of the AlphaSector(SM) Allocation Fund, AlphaSector(SM) Rotation Fund and Alternatives Diversifier Fund has reduced the distribution and/or service fees by the amount of the underlying affiliated mutual funds' Class A and Class Y distribution and/or service fees. The net amounts are shown in the above table. Because these funds now invest in ETFs, the funds will now bear their proportionate share of any distribution and shareholder servicing fees of the ETFs.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

VP Distributors serves as the Administrator to the Trust. For the period ended September 30, 2009, the funds incurred administration fees totaling $939. VP Distributors also serves as the Trust's transfer agent. For the period ended September 30, 2009, transfer agent fees were $1,590 as reported in the Statements of Operations.

At September 30, 2009, Virtus and its affiliates, Harris Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the funds which may be redeemed at any time that aggregated the following:

                                      AGGREGATE   NET ASSET
                                        SHARES      VALUE
                                      ---------   ---------
Bond Fund,
   Class I ........................    570,772     $6,096
Global Real Estate Securities Fund,
   Class A ........................     80,000      1,466
   Class C ........................     10,000        182
   Class I ........................     10,000        184
Greater Asian ex Japan
   Opportunities Fund,
   Class A ........................         10         --(1)
   Class C ........................         10         --(1)
   Class I ........................         10         --(1)

                                      AGGREGATE   NET ASSET
                                        SHARES      VALUE
                                      ---------   ---------
Greater European
Opportunities Fund,
   Class A ........................         10     $   --(1)
   Class C ........................         10         --(1)
   Class I ........................         10         --(1)
International Real Estate
   Securities Fund,
   Class A ........................    212,297      1,274
   Class C ........................     10,605         64
   Class I ........................     10,844         65

(1)  Amount is less than $500 (not reported in thousands).

     Until March 1, 2007, the Trust provided a deferred compensation plan to its trustees who were not officers of Virtus. Under the deferred compensation plan, trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the trustees. At September 30, 2009, all deferred amounts were paid to Trustees.

4.   PURCHASES AND SALES OF SECURITIES ($ REPORTED IN THOUSANDS)

     Purchases and sales of investment securities (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2009, were as follows:

                                            NON-GOVERNMENT
                                         --------------------
                                         PURCHASES     SALES
                                         ---------   --------
AlphaSector(SM) Allocation Fund ......   $ 39,118    $ 46,822
AlphaSector(SM) Rotation Fund ........     97,726     112,965
Alternatives Diversifier Fund ........     53,019     125,768
Bond Fund ............................    136,236     123,501
CA Tax-Exempt Bond Fund ..............      4,281      11,173
Global Infrastructure Fund ...........     40,523      31,691
Global Opportunities Fund ............     90,308      98,595
Global Real Estate Securities Fund ...      1,494         398
Greater Asia ex Japan
   Opportunities Fund ................      6,370       1,313
Greater European Opportunities Fund ..      5,769         804
High Yield Fund ......................    105,803     103,128
International Real Estate
   Securities Fund ...................     19,380      28,815
Market Neutral Fund ..................    182,126     215,470
Multi-Sector Fixed Income Fund .......    126,112      71,953
Senior Floating Rate Fund ............     54,074      19,826

                                                     PURCHASES
                                           SHORT      TO COVER
                                           SALES       SHORTS
                                         --------    ---------
Market Neutral Fund ..................   $208,862    $233,224

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2009, were as follows:

                                             GOVERNMENT
                                        ---------------------
                                        PURCHASES      SALES
                                        ---------    --------
Bond Fund ............................   $339,198    $377,142
High Yield Fund ......................        917         922
Multi-Sector Fixed Income Fund .......     17,376      28,224

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

5.   CAPITAL SHARE TRANSACTIONS
     (REPORTED IN THOUSANDS)

     Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

                                        SHARES     AMOUNT     SHARES    AMOUNT
                                       -------   ---------    ------   --------
                                            Year Ended           Year Ended
                                        September 30, 2009   September 30, 2008
                                       -------------------    -----------------
ALPHASECTOR(SM) ALLOCATION FUND
CLASS A
Sale of shares                             248   $   2,071       523   $  6,027
Reinvestment of distributions               71         582        69        790
Shares repurchased                        (720)     (6,070)     (680)    (7,642)
                                       -------   ---------    ------   --------
Net increase/(decrease)                   (401)  $  (3,417)      (88)  $   (825)
                                       =======   =========    ======   ========
CLASS C
Sale of shares                              94   $     772       152   $  1,729
Reinvestment of distributions               27         220        22        260
Shares repurchased                        (616)     (5,104)     (623)    (6,940)
                                       -------   ---------    ------   --------
Net increase/(decrease)                   (495)  $  (4,112)     (449)  $ (4,951)
                                       =======   =========    ======   ========
ALPHASECTOR(SM) ROTATION FUND
CLASS A
Sale of shares                             336   $   2,733       489   $  5,817
Reinvestment of distributions              132       1,049       162      2,002
Plan of Reorganization (See Note 11)       673       4,920        --         --
Shares repurchased                      (1,267)    (10,433)   (1,067)   (12,560)
                                       -------   ---------    ------   --------
Net increase/(decrease)                   (126)  $  (1,731)     (416)  $ (4,741)
                                       =======   =========    ======   ========
CLASS C
Sale of shares                             291   $   2,307       224   $  2,504
Reinvestment of distributions               63         495       218      2,741
Plan of Reorganization (See Note 11)       326       2,368        --         --
Shares repurchased                      (1,421)    (11,463)   (1,441)   (16,678)
                                       -------   ---------    ------   --------
Net increase/(decrease)                   (741)  $  (6,293)     (999)  $(11,433)
                                       =======   =========    ======   ========
ALTERNATIVES DIVERSIFIER FUND
CLASS A
Sale of shares                           9,545   $  79,842    20,960   $244,592
Reinvestment of distributions              208       1,695       136      1,627
Shares repurchased                     (17,177)   (140,477)   (5,205)   (59,586)
                                       -------   ---------    ------   --------
Net increase/(decrease)                 (7,424)  $ (58,940)   15,891   $186,633
                                       =======   =========    ======   ========
CLASS C
Sale of shares                           2,585   $  21,666     8,893   $103,128
Reinvestment of distributions               40         318        45        528
Shares repurchased                      (4,935)    (40,060)   (1,644)   (18,894)
                                       -------   ---------    ------   --------
Net increase/(decrease)                 (2,310)  $ (18,076)    7,294   $ 84,762
                                       =======   =========    ======   ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

                                        SHARES     AMOUNT    SHARES     AMOUNT
                                       -------   ---------   ------    --------
                                             Year Ended          Year Ended
                                        September 30, 2009   September 30, 2008
                                       -------------------   ------------------
BOND FUND
CLASS A
Sale of shares                            799    $  7,932       339    $  3,490
Reinvestment of distributions             136       1,365       111       1,127
Plan of Reorganization (See Note 11)    5,242      52,917       125       1,283
Shares repurchased                     (2,352)    (23,986)     (979)     (9,900)
                                       ------    --------    ------    --------
Net increase/(decrease)                 3,825    $ 38,228      (404)   $ (4,000)
                                       ======    ========    ======    ========
CLASS B
Sale of shares                            105    $  1,008        95    $    955
Reinvestment of distributions               8          79        10         103
Plan of Reorganization (See Note 11)       95         940        --          --
Shares repurchased                       (227)     (2,224)     (107)     (1,077)
                                       ------    --------    ------    --------
Net increase/(decrease)                   (19)   $   (197)       (2)   $    (19)
                                       ======    ========    ======    ========
CLASS C
Sale of shares                            463    $  4,507       288    $  2,901
Reinvestment of distributions              14         137         6          62
Plan of Reorganization (See Note 11)      201       1,994        40         402
Shares repurchased                       (199)     (1,924)     (191)     (1,920)
                                       ------    --------    ------    --------
Net increase/(decrease)                   479    $  4,714       143    $  1,445
                                       ======    ========    ======    ========
CLASS I
Sale of shares                          1,802    $ 18,627       400    $  4,110
Reinvestment of distributions             533       5,339       290       2,946
Plan of Reorganization (See Note 11)       --          --    12,554     129,630
Shares repurchased                     (3,159)    (31,317)   (3,900)    (39,912)
                                       ------    --------    ------    --------
Net increase/(decrease)                  (824)   $ (7,351)    9,344    $ 96,774
                                       ======    ========    ======    ========
CA TAX-EXEMPT BOND FUND
CLASS A
Sale of shares                             84    $    955        44    $    528
Reinvestment of distributions              69         792        68         814
Shares repurchased                       (403)     (4,624)     (350)     (4,220)
                                       ------    --------    ------    --------
Net increase/(decrease)                  (250)   $ (2,877)     (238)   $ (2,878)
                                       ======    ========    ======    ========
CLASS I
Sale of shares                            417    $  4,764       549    $  6,638
Reinvestment of distributions              32         363        37         443
Shares repurchased                       (807)     (9,208)     (481)     (5,811)
                                       ------    --------    ------    --------
Net increase/(decrease)                  (358)   $ (4,081)      105    $  1,270
                                       ======    ========    ======    ========
GLOBAL INFRASTRUCTURE FUND
CLASS A
Sale of shares                          3,481    $ 30,659     3,531    $ 46,054
Reinvestment of distributions             275       2,518       282       3,775
Shares repurchased                     (2,961)    (26,968)   (1,110)    (14,788)
                                       ------    --------    ------    --------
Net increase/(decrease)                   795    $  6,209     2,703    $ 35,041
                                       ======    ========    ======    ========
CLASS C
Sale of shares                            547    $  4,742        44    $    586
Reinvestment of distributions               8          74         7          98
Shares repurchased                       (103)       (967)      (25)       (312)
                                       ------    --------    ------    --------
Net increase/(decrease)                   452    $  3,849        26    $    372
                                       ======    ========    ======    ========
CLASS I
Sale of shares                             36    $    317         8    $    100
Reinvestment of distributions               1           9        --(1)        1
Shares repurchased                        (10)        (88)       --          --
                                       ------    --------    ------    --------
Net increase/(decrease)                    27    $    238         8    $    101
                                       ======    ========    ======    ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

                                               SHARES     AMOUNT   SHARES     AMOUNT
                                               ------    -------   ------    --------
                                                  Year Ended           Year Ended
                                              September 30, 2009   September 30, 2008
                                              ------------------   ------------------
GLOBAL OPPORTUNITIES FUND
CLASS A
Sale of shares                                    253    $ 1,470      215    $  2,248
Reinvestment of distributions                     110        642      267       2,785
Shares repurchased                             (1,652)    (9,786)  (1,248)    (12,695)
                                               ------    -------   ------    --------
Net increase/(decrease)                        (1,289)   $(7,674)    (766)   $ (7,662)
                                               ======    =======   ======    ========
CLASS B
Sale of shares                                     59    $   314       49    $    476
Reinvestment of distributions                       3         15       10          95
Shares repurchased                               (170)      (901)    (194)     (1,834)
                                               ------    -------   ------    --------
Net increase/(decrease)                          (108)   $  (572)    (135)   $ (1,263)
                                               ======    =======   ======    ========
CLASS C
Sale of shares                                     20    $   103       35    $    331
Reinvestment of distributions                       1          7        3          36
Shares repurchased                                (55)      (273)     (53)       (470)
                                               ------    -------   ------    --------
Net increase/(decrease)                           (34)   $  (163)     (15)   $   (103)
                                               ======    =======   ======    ========
GLOBAL REAL ESTATE SECURITIES FUND(1)
CLASS A
Sale of shares                                     87    $   906
Reinvestment of distributions                      --         --
Shares repurchased                                 --(3)      (7)
                                               ------    -------
Net increase/(decrease)                            87    $   899
                                               ======    =======
CLASS C
Sale of shares                                     11    $   109
                                               ------    -------
Net increase/(decrease)                            11    $   109
                                               ======    =======
CLASS I
Sale of shares                                     10    $   104
Shares repurchased                                 --(3)      (4)
                                               ------    -------
Net increase/(decrease)                            10    $   100
                                               ======    =======
GREATER ASIA EX JAPAN OPPORTUNITIES FUND(2)
CLASS A
Sale of shares                                    496    $ 4,977
Reinvestment of distributions                      --         --
Shares repurchased                                 (1)       (13)
                                               ------    -------
Net increase/(decrease)                           495    $ 4,964
                                               ======    =======
CLASS C
Sale of shares                                     10    $   100
                                               ------    -------
Net increase/(decrease)                            10    $   100
                                               ======    =======
CLASS I
Sale of shares                                     10    $   100
                                               ------    -------
Net increase/(decrease)                            10    $   100
                                               ======    =======

(1)  Inception date of the Fund is March 2, 2009.

(2)  Inception date of the Fund is April 21, 2009.

(3)  Amount less than 500.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

                                            SHARES     AMOUNT     SHARES     AMOUNT
                                            ------    --------    ------    --------
                                                Year Ended            Year Ended
                                            September 30, 2009    September 30, 2008
                                            ------------------    ------------------
GREATER EUROPEAN OPPORTUNITIES FUND(2)
CLASS A
Sale of shares                                 481    $  4,809
Reinvestment of distributions                   --          --
Shares repurchased                              --          --
                                            ------    --------
Net increase/(decrease)                        481    $  4,809
                                            ======    ========
CLASS C
Sale of shares                                  15    $    159
Shares repurchased                              --(3)       --(3)
                                            ------    --------
Net increase/(decrease)                         15    $    159
                                            ======    ========
CLASS I
Sale of shares                                  10    $    100
                                            ------    --------
Net increase/(decrease)                         10    $    100
                                            ======    ========
HIGH YIELD FUND
CLASS A
Sale of shares                               2,754    $  9,302     1,283    $  5,881
Reinvestment of distributions                1,398       4,860     1,217       5,496
Shares repurchased                          (4,232)    (14,686)   (4,763)    (21,787)
                                            ------    --------    ------    --------
Net increase/(decrease)                        (80)   $   (524)   (2,263)   $(10,410)
                                            ======    ========    ======    ========
CLASS B
Sale of shares                                  49    $    177       108    $    483
Reinvestment of distributions                   14          48        16          72
Shares repurchased                            (145)       (496)     (314)     (1,437)
                                            ------    --------    ------    --------
Net increase/(decrease)                        (82)   $   (271)     (190)   $   (882)
                                            ======    ========    ======    ========
CLASS C
Sale of shares                                 160    $    564       104    $    473
Reinvestment of distributions                   17          59        15          66
Shares repurchased                            (137)       (468)     (177)       (795)
                                            ------    --------    ------    --------
Net increase/(decrease)                         40    $    155       (58)   $   (256)
                                            ======    ========    ======    ========
INTERNATIONAL REAL ESTATE SECURITIES FUND
CLASS A
Sale of shares                               1,367    $  5,970     9,133    $ 70,334
Reinvestment of distributions                  420       1,993        25         213
Shares repurchased                          (5,485)    (24,623)      (97)       (802)
                                            ------    --------    ------    --------
Net increase/(decrease)                     (3,698)   $(16,660)    9,061    $ 69,745
                                            ======    ========    ======    ========
CLASS C
Sale of shares                                  92    $    428        94    $    794
Reinvestment of distributions                    3          13        --(3)        2
Shares repurchased                             (47)       (229)      (73)       (544)
                                            ------    --------    ------    --------
Net increase/(decrease)                         48    $    212        21    $    252
                                            ======    ========    ======    ========
CLASS I
Sale of shares                                   1    $      5        10    $    100
Reinvestment of distributions                    1           3        --(3)        2
                                            ------    --------    ------    --------
Net increase/(decrease)                          2    $      8        10    $    102
                                            ======    ========    ======    ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

                                 SHARES     AMOUNT    SHARES     AMOUNT
                                 ------    --------   ------    --------
                                     Year Ended           Year Ended
                                 September 30, 2009   September 30, 2008
                                 ------------------   ------------------
MARKET NEUTRAL FUND
CLASS A
Sale of shares                    3,947    $ 40,379    9,220    $ 93,882
Reinvestment of distributions        --          --       86         895
Shares repurchased               (8,995)    (90,427)  (2,328)    (23,305)
                                 ------    --------   ------    --------
Net increase/(decrease)          (5,048)   $(50,048)   6,978    $ 71,472
                                 ======    ========   ======    ========
CLASS B
Sale of shares                       31    $    302       11    $    118
Reinvestment of distributions        --          --        2          18
Shares repurchased                  (65)       (638)     (97)       (972)
                                 ------    --------   ------    --------
Net increase/(decrease)             (34)   $   (336)     (84)   $   (836)
                                 ======    ========   ======    ========
CLASS C
Sale of shares                      137    $  1,345       51    $    508
Reinvestment of distributions        --          --        5          45
Shares repurchased                 (223)     (2,138)    (237)     (2,359)
                                 ------    --------   ------    --------
Net increase/(decrease)             (86)   $   (793)    (181)   $ (1,806)
                                 ======    ========   ======    ========
MULTI-SECTOR FIXED INCOME FUND
CLASS A
Sale of shares                    5,597    $ 49,548    1,048    $ 11,016
Reinvestment of distributions       514       4,358      426       4,391
Shares repurchased               (3,479)    (28,620)  (2,274)    (23,676)
                                 ------    --------   ------    --------
Net increase/(decrease)           2,632    $ 25,286     (800)   $ (8,269)
                                 ======    ========   ======    ========
CLASS B
Sale of shares                      258    $  2,120      171    $  1,781
Reinvestment of distributions        54         453       43         446
Shares repurchased                 (276)     (2,404)    (222)     (2,302)
                                 ------    --------   ------    --------
Net increase/(decrease)              36    $    169       (8)   $    (75)
                                 ======    ========   ======    ========
CLASS C
Sale of shares                    3,161    $ 27,293      473    $  4,959
Reinvestment of distributions        96         830       67         698
Shares repurchased                 (942)     (8,159)    (616)     (6,418)
                                 ------    --------   ------    --------
Net increase/(decrease)           2,315    $ 19,964      (76)   $   (761)
                                 ======    ========   ======    ========
SENIOR FLOATING RATE FUND
CLASS A
Sale of shares                    3,998    $ 34,119    1,466    $ 14,660
Reinvestment of distributions       205       1,836       59         586
Shares repurchased                 (357)     (3,248)      --          --
                                 ------    --------   ------    --------
Net increase/(decrease)           3,846    $ 32,707    1,525    $ 15,246
                                 ======    ========   ======    ========
CLASS C
Sale of shares                      249    $  2,289       37    $    371
Reinvestment of distributions         4          38        1           8
Shares repurchased                  (13)       (115)      --          --
                                 ------    --------   ------    --------
Net increase/(decrease)             240    $  2,212       38    $    379
                                 ======    ========   ======    ========
CLASS I
Sale of shares                       40    $    365       24    $    238
Reinvestment of distributions         2          18        1           9
Shares repurchased                  (27)       (246)      --          --
                                 ------    --------   ------    --------
Net increase/(decrease)              15    $    137       25    $    247
                                 ======    ========   ======    ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

6.   10% SHAREHOLDERS

     As of September 30, 2009, certain Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below.

                                                % OF SHARES   NUMBER OF
                                                OUTSTANDING    ACCOUNTS
                                                -----------    --------
AlphaSector(SM) Allocation Fund .............        21%          1
AlphaSector(SM) Rotation Fund ...............        26           1
Alternatives Diversifier Fund ...............        23           2
Bond Fund ...................................        31           1
CA Tax-Exempt Bond Fund .....................        29           2
Global Infrastructure Fund ..................        50           1*
Global Real Estate Securities Fund ..........        75           1*
Greater Asia ex Japan Opportunities Fund ....        93           1
Greater European Opportunities Fund .........        95           1
International Real Estate Securities Fund ...        93           1*
Market Neutral Fund .........................        79           2*
Multi-Sector Fixed Income Fund ..............        14           1
Senior Floating Rate Fund ...................        77           2*

*    Includes affiliated shareholder accounts.

     The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund's net assets. At September 30, 2009, the Fund was the owner of record of approximately 93% of the International Real Estate Securities Fund, 62% of the Market Neutral Fund, 50% of the Global Infrastructure Fund, and 48% of the Senior Floating Rate Fund.

7.   ILLIQUID AND RESTRICTED SECURITIES
     ($ REPORTED IN THOUSANDS)

     Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.

     Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

     At September 30, 2009, the Funds held the following illiquid and restricted securities:

                                                                                      % OF
                                                                           MARKET     NET
                                                                           VALUE     ASSETS
                                              ACQUISITION   ACQUISITION      AT        AT
                                                  DATE          COST      9/30/09   9/30/09
                                              -----------   -----------   -------   -------
Bond Fund
   DLJ Mortgage Acceptance Corp. 96-M, 1
      (Principal Only) 144A 0.000%, 9/18/11      4/28/04       $    4       $ 4       0.0%

                                                                                      % OF
                                                                           MARKET     NET
                                                                           VALUE     ASSETS
                                              ACQUISITION   ACQUISITION      AT        AT
                                                  DATE          COST      9/30/09   9/30/09
                                              -----------   -----------   -------   -------
High Yield Fund
   Poland Telecom Finance BV Series B 14%,
      12/1/07                                   11/24/97       $5,000       $62       0.0%
   ACG Holdings, Inc.                            12/4/93          358         0       0.0%
Market Neutral Fund
   Telefonica Moviles S.A.                      12/20/01            0         0       0.0%

     The Funds will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

8.   CREDIT RISK AND ASSET CONCENTRATION

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

     Since the Market Neutral Fund does not clear its own short selling transactions, it has established accounts with its broker for this purpose. This results in concentration of credit risk with the brokerage firm. Such risk, however, is mitigated by the broker's obligation to comply with rules and regulations governing their business activities. These rules and regulations generally require maintenance of net capital and segregation of customer's funds and securities from holdings of the firm. In the event that the clearing broker becomes insolvent, recovery of segregated funds may be limited to a pro rata share of all customer-segregated funds available. In such an instance, the Fund could incur losses to the extent that the recovery amount is less than the total cash and other securities deposited with the clearing broker.

     Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

     At September 30, 2009, certain Funds held securities issued by various companies in specific sectors or countries as detailed below:

                                                      PERCENTAGE
                                                       OF TOTAL
FUND                              SECTOR             INVESTMENTS
----                    --------------------------   -----------
Global Infrastructure   Telecommunication Services        34%
   Fund                         Utilities                 30
Global Opportunities
   Fund                      Consumer Staples             42
Greater European
   Opportunities Fund        Consumer Staples             39

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

9.   INDEMNIFICATIONS

     Under the Funds' organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.

10.  REGULATORY EXAMS

     Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus (The Phoenix Companies, Inc.) and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

     There are currently no such matters which the Company believes will be material to these financial statements.

11.  PLANS OF REORGANIZATION

     (All amounts except for per share amounts are reported in thousands)

     On May 29, 2009, the Bond Fund acquired all of the net assets of the Virtus Core Bond Fund ("Core Bond Fund") of the Virtus Opportunities Trust pursuant to an Agreement and Plan of Reorganization approved by the Core Bond Fund's Board of Trustees on March 30, 2009. The acquisition was accomplished by a tax-free exchange of 5,242 Class A shares, 95 Class B shares, and 201 Class C shares of the Bond Fund outstanding on May 29, 2009, (valued at $52,917, $940 and $1,994, respectively) for 6,851 Class A shares, 123 Class B shares, and 259 Class C shares of the Core Bond Fund outstanding on May 29, 2009. The Core Bond Fund had net assets on that date of $55,851 including $3,274 of net depreciation, which were combined with those of the Bond Fund. The aggregate net assets of Bond Fund immediately after the merger were $221,885 (which included Class I net assets of $131,924 which were not included in the exchange).The shareholders of each Class of the Core Bond Fund received for each share owned approximately 0.76, 0.77 and 0.78 share, respectively, of Class A, Class B, and Class C shares of the Bond Fund.

     On November 21, 2008, the AlphaSector(SM) Rotation Fund (formerly the Wealth Builder Fund) acquired all of the net assets of the Virtus Wealth Accumulator Fund ("Wealth Accumulator Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Virtus Opportunities Trust on August 20, 2008. The acquisition was accomplished by a tax-free exchange of 673 Class A shares and 326 Class C shares of the AlphaSector(SM) Rotation Fund outstanding on November 21, 2008 (valued at $4,920 and $2,368, respectively) for 773 Class A shares and 376 Class C shares of the Wealth Accumulator Fund outstanding on November 21, 2008. The Wealth Accumulator Fund had net assets on that date of $7,288 including $5,266 of net depreciation, which were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $70,731. The shareholders of the Wealth Accumulator Fund received for each share owned approximately 0.87 and 0.87, respectively, of Class A and Class C shares of the same class of the AlphaSector(SM) Rotation Fund.

     On May 16, 2008, the Bond Fund acquired all of the net assets of the Phoenix Insight Bond Fund ("Insight Bond Fund") of the Phoenix Insight Funds Trust (n/k/a Virtus Insight Trust) pursuant to an Agreement and Plan of Reorganization approved by the Insight Bond Fund's Board of Trustees on November 14, 2007. The acquisition was accomplished by a tax-free exchange of 12,554 Class I shares, 125 Class A shares, and 40 Class C shares of the Bond Fund outstanding on May 16, 2008 (valued at $129,630, $1,283 and $402, respectively) for 13,616 Class I shares, 135 Class A shares, and 42 Class C shares of the Insight Bond Fund outstanding on May 16, 2008. The Insight Bond Fund had net assets on that date of $131,315 including $1,714 of net depreciation, which were combined with those of the Bond Fund. The aggregate net assets of Bond Fund immediately after the merger were $202,610. The shareholders of each Class of the Insight Bond Fund received for each share owned approximately 0.92, 0.93 and 0.95 share, respectively, of Class I, Class A, and Class C shares of the Bond Fund.

12.  EXEMPTIVE ORDER

     On June 5, 2006, the SEC issued an order under Section 12(d) (1) (J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds.

13.  FEDERAL INCOME TAX INFORMATION

     ($ REPORTED IN THOUSANDS)

     At September 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the funds were as follows:

                                                                                          NET UNREALIZED
                                               FEDERAL     UNREALIZED      UNREALIZED      APPRECIATION
FUND                                           TAX COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
----                                           --------   ------------   --------------   --------------
AlphaSector(SM) Allocation Fund ............   $ 36,218     $    42        $   (212)         $   (170)
AlphaSector(SM) Rotation Fund ..............     79,428          --            (619)             (619)
Alternatives Diversifier Fund ..............    300,335      30,635         (62,756)          (32,121)
Bond Fund ..................................    218,206       8,283          (1,114)            7,169
CA Tax-Exempt Bond .........................     56,007       3,863          (1,019)            2,844
Global Infrastructure Fund .................     92,270       2,510          (7,672)           (5,162)
Global Opportunities Fund ..................     46,990       9,194            (156)            9,038
Global Real Estate Securities Fund .........      1,396         586              (1)              585
Greater Asia ex Japan Opportunities Fund ...      5,363       1,395             (50)            1,345
Greater European Opportunities Fund ........      5,242       1,352             (11)            1,341
High Yield Fund ............................     90,799       6,042          (5,569)              473
International Real Estate Securities Fund ..     35,775       3,859          (7,820)           (3,961)
Market Neutral Fund (Long positions) .......     71,107      12,517            (481)           12,036
Market Neutral Fund (Short positions) ......    (72,356)      4,051          (8,591)           (4,540)
Multi-Sector Fixed Income Fund .............    173,747      11,298          (8,370)            2,928
Senior Floating Rate Fund ..................     54,365       4,459             (99)            4,360

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                SEPTEMBER 30, 2009

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                                       EXPIRATION YEAR
                                    ----------------------------------------------------------------------------------
                                      2010      2011     2012    2013     2014     2015     2016      2017      TOTAL
                                    -------   -------   -----   ------   ------   ------   ------   -------   --------
AlphaSector(SM) Allocation
   Fund .........................   $    --   $    --   $  --   $   --   $   --   $   --   $   --   $   402   $    402
AlphaSector(SM) Rotation Fund ...        --        --      --       --       --       --      223       687        910
Alternatives Diversifier Fund ...        --        --      --       --       --      443    1,961     2,258      4,662
Bond Fund .......................        --     6,017     274    6,243       41    4,355    1,080     3,798     21,808
Global Infrastructure Fund ......        --        --      --       --       --       --       --     1,264      1,264
Global Opportunities Fund .......        --        --      --       --       --       --       --     8,384      8,384
High Yield Fund .................    70,135    21,887      --       --      143       --       --    17,034    109,199
International Real Estate .......
   Securities Fund ..............        --        --      --       --       --       --       --       231        231
Market Neutral Fund .............        --     9,854      --       --    7,527    6,744       24        --     24,149
Multi-Sector Fixed Income Fund ..    13,774        --      --       --       --       --       --     1,960     15,734

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

For the period ended September 30, 2009, the Funds utilized losses deferred in prior years against current year capital gains as follows:

CA Tax-Exempt Bond Fund     $ 41
Market Neutral Fund          668
Senior Floating Rate Fund     29

The following Funds had capital loss carryovers which expired in 2009:

Bond Fund                        $ 3,167
High Yield Fund                   66,603
Multi-Sector Fixed Income Fund     7,667

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2009, the Funds deferred and recognized post-October losses as follows:

                                     CAPITAL    CAPITAL     CURRENCY    CURRENCY
                                      LOSS        LOSS        LOSS        LOSS
                                    DEFERRED   RECOGNIZED   DEFERRED   RECOGNIZED
                                    --------   ----------   --------   ----------
AlphaSector(SM) Allocation Fund..    $ 6,243     $    --      $--         $--
AlphaSector(SM) Rotation Fund....     17,830          23       --          --
Alternatives Diversifier Fund....     61,797          --       --          --
Bond Fund........................      3,812       5,351       --          --
CA Tax-Exempt Bond Fund..........        229          11       --          --
Global Infrastructure Fund.......      8,244          --       --           4
Global Opportunities Fund........     25,819       2,272       91          --
High Yield Fund..................     14,140      12,696       --          --
International Real Estate
   Securities Fund...............     19,197         231       18          17
Market Neutral Fund..............        188       1,808        4          17
Multi-Sector Fixed Income Fund...      8,922       1,639       51          --
Senior Floating Rate Fund........        327          --       --          --

                                  VIRTUS OPPORTUNITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                      SEPTEMBER 30, 2009

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedules of Investments) consist of the following:

                                         UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
                                            ORDINARY       LONG-TERM      TAX-EXEMPT
                                             INCOME      CAPITAL GAINS      INCOME
                                         -------------   -------------   -------------
AlphaSector(SM) Allocation Fund ......       $  238           $--             $--
AlphaSector(SM) Rotation Fund ........          328            --              --
Alternatives Diversifier Fund ........        1,803            --              --
Bond Fund ............................           82            --              --
CA Tax-Exempt Bond Fund ..............           --            --              51
Global Infrastructure Fund ...........          161            --              --
Global Opportunities Fund ............          619            --              --
Global Real Estate Securities Fund ...          267             3              --
Greater Asia ex Japan Opportunities
   Fund ..............................          190            --              --
Greater European Opportunities Fund ..          153            --              --
High Yield Fund ......................          121            --              --
International Real Estate
   Securities Fund ...................        2,376            --              --
Market Neutral Fund ..................           --            --              --
Multi-Sector Fixed Income Fund .......          275            --              --
Senior Floating Rate Fund ............        1,160            --              --

     For the period ended September 30, 2009, the CA Tax-Exempt Bond Fund distributed $2,442 of exempt interest dividends.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

14.  RECLASSIFICATION OF CAPITAL ACCOUNTS

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2009, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

                                         CAPITAL PAID
                                            IN ON       ACCUMULATED   UNDISTRIBUTED
                                          SHARES OF         NET            NET
                                          BENEFICIAL     REALIZED       INVESTMENT
                                           INTEREST     GAIN (LOSS)   INCOME (LOSS)
                                         ------------   -----------   -------------
AlphaSector(SM) Allocation Fund           $     --(1)    $    (2)       $     2
AlphaSector(SM) Rotation Fund                  308          (334)            26
Alternatives Diversifier Fund                  217          (835)           618
Bond Fund                                    8,836        (8,861)            25
CA Tax-Exempt Bond Fund                        (12)           --             12
Global Infrastructure Fund (1)                  --(1)         (1)             1
Global Opportunities Fund                     (158)          123             35
Global Real Estate Securities Fund              --           (12)            12
Greater Asia ex Japan Opportunities
   Fund                                         --           (21)            21
Greater European Opportunities Fund             --            15            (15)
High Yield Fund                            (66,592)       66,484            108
International Real Estate
   Securities Fund                              (1)         (170)           171
Market Neutral Fund                         (2,044)          (19)         2,063
Multi-Sector Fixed Income Fund              (7,792)        7,869            (77)
Senior Floating Rate Fund                       --            (2)             2

(1)  Amount is less than $500.

15.  SUBSEQUENT EVENT EVALUATIONS

     Management has evaluated the impact of all subsequent events on the Funds through November 20, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

     As of October 1, 2009, Virtus AlphaSector(SM) Allocation Fund, Virtus AlphaSector SM Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Market Neutral Fund, and Virtus Multi-Sector Fixed Income Fund began offering Class I Shares, in addition to the Class A Shares, Class B Shares (Virtus Market Neutral and Virtus Multi-Sector Fixed Income Funds only), and Class C Shares already offered. Class I shares are sold primarily to Institutional Investors. For more information regarding the purchase of Class I shares, please refer to the Fund's current prospectus.

     Effective on December 1, 2009 (the "Closing Date"), Class B Shares of the Virtus Mutual Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions refer to each Fund's prospectus).

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PRICEWATERHOUSECOOPERS LOGO)

To the Board of Trustees and Shareholders of Virtus Opportunities Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus AlphaSector Allocation(SM) Fund (formerly Virtus Wealth Guardian Fund), Virtus AlphaSector(SM) Rotation Fund (formerly Virtus Wealth Builder Fund), Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Infrastructure Fund, Virtus Global Opportunities Fund (formerly Virtus Worldwide Strategies Fund), Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus High Yield Fund, Virtus International Real Estate Securities Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Senior Floating Rate Fund and the schedule of investments and securities sold short of Virtus Market Neutral Fund, fifteen series of Virtus Opportunities Trust, (the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2009 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, brokers and underlying funds' transfer agent, provide a reasonable basis for our opinion.


(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
November 20, 2009

                           VIRTUS OPPORTUNITIES TRUST
                             TAX INFORMATION NOTICE
                         SEPTEMBER 30,2009 (UNAUDITED)

For the fiscal year ended September 30, 2009, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

FUND                                           QDI   DRD   LTCG
----                                           ---   ---   ----
AlphaSector(SM) Allocation Fund                28%   18%   $--
AlphaSector(SM) Rotation Fund                  67    42     --
Alternatives Diversifier Fund                  70    33     --
Bond Fund                                      --    --     --
CA Tax-Exempt Bond                             --    --     37
Global Infrastructure Fund                    100    58     --
Global Opportunities Fund                     100    83     --
Global Real Estate Securities Fund              6    --      3
Greater Asia ex Japan Opportunities Fund       19    --     --
Greater European Opportunities Fund            65     5     --
High Yield Fund                                --    --     --
International Real Estate Securities Fund      32    --     --
Market Neutral Fund                            --    --     --
Multi-Sector Fixed Income Fund                 --    --     --
Senior Floating Rate Fund                      --    --     --

For the period ended September 30, 2009, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

                                               FOREIGN SOURCE    FOREIGN TAXES
                                                   INCOME       PAID ON FOREIGN
                                                 RECOGNIZED      SOURCE INCOME
                                               --------------   ---------------
Global Infrastructure Fund                         $2,015            $254
Global Opportunities Fund                             944             121
Global Real Estate Securities Fund                     28               3
Greater Asia ex Japan Opportunities Fund               87               6
Greater European Opportunities Fund                   100              10
International Real Estate Securities Fund           2,487             241

For federal income tax purposes, 99% of the income dividends paid by the CA Tax-Exempt Fund qualify as exempt-interest dividends.

CONSIDERATION OF AMENDMENT TO FEE SCHEDULE OF INVESTMENT ADVISORY AGREEMENT AND
 SUBADVISORY AGREEMENT FOR VIRTUS ALPHASECTOR(SM) ALLOCATION FUND (F/K/A VIRTUS
  WEALTH GUARDIAN FUND) AND VIRTUS ALPHASECTOR(SM) ROTATION FUND (F/K/A VIRTUS WEALTH BUILDER FUND) (EACH, A "FUND" AND COLLECTIVELY,THE "FUNDS") BY THE BOARD
                                  OF TRUSTEES

The Board of Trustees of Virtus Opportunities Trust (the "Trust") (the "Board"), is responsible for determining whether to approve the entering into and continuation of each investment advisory and subadvisory agreement for the Trust, including for the Fund. At a meeting held on June 3-4, 2009, the Board, including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, considered and approved an amendment to the fee schedule to the investment advisory agreement between the Trust and Virtus Investment Advisers, Inc. ("VIA" or the "Adviser") for each Fund (the "Advisory Agreement") and a subadvisory agreement with F-Squared Investments, Inc. ("F-Squared" or the "Subadviser") for each Fund (the "Subadvisory Agreement"), as further discussed below. In approving the Advisory Agreement for the Adviser for each Fund and the Subadvisory Agreement for each Fund, the Board determined that such actions were in the best interests of each Fund, and its shareholders. With respect to the Virtus AlphaSector Allocation Fund, the Subadvisory Agreement was approved by the Board at the June 3-4, 2009 meeting, as permitted under a Manager-of-Managers Exemptive Order issued by the Securities and Exchange Commission (the "Order"). Shareholder approval was not required because of the Order. With respect to the Virtus AlphaSector Rotation Fund, the Subadvisory Agreement was initially approved by the Board and recommended to shareholders for approval, and subsequently approved by shareholders of that Fund at a reconvened shareholder meeting held on September 17, 2009. The Subadvisory Agreement then became effective on September 29, 2009.

In reaching their decisions, the Board requested and evaluated information provided by the Adviser and F-Squared which, in the Board's view constituted information necessary for the Board to form a judgment as to whether approval of the Advisory Agreement and the Subadvisory Agreement was in the best interests of the Funds and their shareholders. The Board considered all the criteria separately with respect to each Fund and its shareholders. Prior to making its final decision, the Board met privately with their independent counsel to discuss the information provided.

BASIS FOR THE BOARD'S RECOMMENDATION RELATIVE TO THE SUBADVISORY AGREEMENT.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

- the nature, extent and quality of the services to be provided by the Subadviser. The Trustees reviewed biographical information of the management staff of the Subadviser who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience of the team leaders, including that each of the three principals of the firm had over two decades of relative experience in key areas. The Trustees noted that the Subadviser had managed investments using its proprietary strategy since 2001, and that it currently managed approximately $80 million in assets. The Trustees also noted that the Subadviser employed a team-managed approach and was highly reliant on objective, quantitative models, rather than on any particular individual;

- the rate of the investment subadvisory fee that would be paid by VIA (and not the Funds) under the Subadvisory Agreement, and the advisory fee paid by each Fund, in light of the reduction in the total fund operating expenses anticipated after the Subadviser was engaged. The Board of Trustees considered the fact that the increase in the proposed advisory fee rate was expected to be more than offset by the reduction in total fund operating expenses;

- the historical investment returns of the Index as published by the Subadviser, which not only outperformed the broad market indexes, like the S&P 500(R) Index, but provided a positive return at certain times when the market indexes provided negative returns; and

- the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to each Fund, other than the fees to be earned under the Subadvisory Agreement (although there may be certain intangible benefits gained to the extent that serving the Fund could enhance the Subadviser's reputation in the marketplace and therefore enable the Subadviser to attract additional client relationships).

In considering the profitability to the Subadviser of its relationship with each Fund, the Board noted that the fees under the Subadvisory Agreement were to be paid by VIA out of the advisory fees that it receives under the Advisory Agreement. For this reason, the profitability to the Subadviser of its relationship with each Fund was not a material factor in the Board's deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser's management of each Fund to be a material factor in its consideration at this time. Based on all the foregoing considerations, the Board concluded that the proposed Subadvisory Agreement was favorable for each Fund and its shareholders because shareholders could benefit from management of each Fund's assets based on the investment recommendations of the Subadviser.

BASIS FOR THE BOARD'S RECOMMENDATION RELATIVE TO THE AMENDMENT TO THE FEE SCHEDULE OF THE ADVISORY AGREEMENT.

In evaluating and approving the proposal, the Board of Trustees requested and evaluated information provided by VIA which, in the Trustees' view, constituted information necessary for the Trustees to form a judgment as to whether the Advisory Agreement and specifically, implementation of the proposed fee schedule increases, would be in the best interests of each Fund and its shareholders.

In evaluating and approving the proposal, the Trustees considered various factors, including:

- that the rate of the investment advisory fees and other expenses that would be paid by the Funds under the amended fee schedule as compared to those of representative comparable funds managed by other investment advisers. The Board of Trustees noted in particular that for each Fund, the proposed new investment advisory fee and total operating expenses would be reasonable because it was within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board of Trustees by VIA based on information contained in various publicly available documents. Specifically, for each Fund, the proposed new fee and total operating expenses were below the median of advisory fees and operating expenses for comparable funds;

- the nature and quality of investment advisory services that would be provided by VIA to the Funds under the proposed structure, as compared with the nature and quality of investment advisory services provided by VIA to the Funds under the current structure. As part of its efforts to improve each Fund's performance and better manage their risk profile, VIA would incur higher expenses due to its more active management role, including increased trading responsibilities expected for the Funds, while the Funds were expected to realize substantially lower total operating expenses;

CONSIDERATION OF AMENDMENT TO FEE SCHEDULE OF INVESTMENT ADVISORY AGREEMENT AND
 SUBADVISORY AGREEMENT FOR VIRTUS ALPHASECTOR(SM) ALLOCATION FUND (F/K/A VIRTUS
  WEALTH GUARDIAN FUND) AND VIRTUS ALPHASECTOR(SM) ROTATION FUND (F/K/A VIRTUS WEALTH BUILDER FUND) (EACH, A "FUND" AND COLLECTIVELY,THE "FUNDS") BY THE BOARD
                            OF TRUSTEES (CONTINUED)


- that the profitability to VIA under the proposed higher advisory fee was not expected to be materially different from profitability under the current structure, as the higher advisory fees would be offset by the commitment to pay the subadvisory fee as well as increased active management, trading and other responsibilities and expenses that would be required from VIA due to the investment strategy of the new Subadviser;

- other benefits to VIA in providing investment advisory services to the Funds, both under the current fee schedules and the proposed new fee schedules; and

- possible economies of scale to be achieved through the reduction in operating expenses as assets grow while managing the Funds under the proposed new fee schedules.

In considering the proposal, the Board of Trustees concluded that the proposed fee increases should: (i) over the long-term, enable VIA to continue to provide high-quality investment advisory services to the Funds at reasonable and competitive fee rates; and (ii) enable VIA to provide investment advisory services to the Funds at levels consistent with the increased demands of the current marketplace, while engaging high quality subadvisers with consistent investment performance. The Board of Trustees concluded that the proposed fee increases were on balance more favorable for shareholders due to the expected realization by the Funds of substantially lower overall fund operating expenses.

     CONSIDERATION OF SUBADVISORY AGREEMENT FOR VIRTUS GLOBAL OPPORTUNITIES
                   FUND (THE "FUND") BY THE BOARD OF TRUSTEES

The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the "Advisory Agreement") between Virtus Investment Advisers, Inc. (the "Adviser") and the Fund, and the investment subadvisory agreement between the Adviser and each of Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star"), at a meeting held on November 18-20, 2008. The Board noted, however, that although both Acadian and New Star were being reapproved as the current subadvisers, Management was proposing that Vontobel Asset Management, Inc. ("Vontobel") be appointed as the new subadviser to the Fund, and enter into a new subadvisory agreement (the "Subadvisory Agreement") which, as approved by the Board, and as permitted under a Manager-of-Managers Exemptive Order issued by the Securities and Exchange Commission, became effective in late January, 2009. The Board noted Management's representations that the Fund would benefit from Vontobel's management evidenced by the performance history of similar global equity strategies to the Fund.

In evaluating the proposal to appoint Vontobel, the Board requested and evaluated information provided by the Adviser and Vontobel which, in the Board's view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Fund and its shareholders. Prior to making its final decision, the Board met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees considered various factors, including:

1) the nature, extent and quality of the services to be provided by Vontobel, including Vontobel's investment approach and the breadth and depth of experience of the investment team;


2) the rate of the investment subadvisory fee that would be paid by the Adviser (and not the Fund) under the Subadvisory Agreement, and the advisory fee paid by the Fund, the advisory fee remaining the same at this time, from the fees paid under the previous Advisory Agreement; and

3) the performance of a composite of all discretionary private accounts managed by Vontobel with substantially similar investment objectives, strategies and policies as the Fund.

In considering the profitability of Vontobel's relationship with the Fund, while the Board noted that the fees under the Subadvisory Agreement were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement, the Board acknowledged that the subadvisory fees to be paid would be paid by VIA and not by the Fund. The Board noted that the subadvisory fees appeared to be reasonable in light of the quality of services to be rendered by the Subadviser. The Board did not separately review profitability information for the Subadviser, noting that the subadvisory fees are paid by the Adviser rather than by the Fund. In considering the Subadvisory Agreement, the Board also considered the existence of any economies of scale and whether they would be passed along to the Fund's shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the Subadviser level. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund's assets by the global equities investment team at Vontobel.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS GREATER ASIA EX JAPAN OPPORTUNITIES FUND AND VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND (EACH, A
                        "FUND") BY THE BOARD OF TRUSTEES

The Board of Trustees of Virtus Opportunities Trust (the "Trust"), along with the Boards of Trustees of the other trusts in the Virtus family of funds (collectively, the "Board"), is responsible for determining whether to approve the entering into and continuation of each investment advisory and subadvisory agreement (each, an "Agreement") for the Virtus Mutual Funds. At a meeting held on November 18-20, 2008, the Board, including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, considered and approved each Agreement for each Fund, as further discussed below. In approving each Agreement, the Board determined that the retention of the adviser and subadviser was in the best interests of each Fund and its shareholders.

In reaching their decisions, the Board considered information for other Virtus Mutual Funds furnished throughout the year at regular Board meetings as well as information prepared specifically in connection with the approval review process. During the approval review process, the Board received assistance and advice from and met separately with independent legal counsel. The Board's determination contemplated a number of factors that the Trustees believed to be relevant. Some of the factors that the Board considered are described below, although the Trustees did not identify any particular information or factor as controlling, but, instead, the Board considered the Agreements in the totality of the circumstances. Each individual Trustee may have evaluated the information presented differently, giving different weights to different factors.

NATURE, EXTENT AND QUALITY OF SERVICES.

Each Fund would be managed using a "manager of managers" structure that generally involves the use of one or more subadvisers to manage some or all of each Fund's portfolio. Under this structure, Virtus Investment Advisers, Inc. ("VIA") is responsible for evaluating and selecting subadvisers on an ongoing basis and for making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. Therefore, in considering the Agreement with VIA as adviser the Trustees considered VIA's existing process for supervising and managing the other Virtus Mutual Fund subadvisers, including (a) VIA's ability to select and monitor the subadvisers; (b) VIA's ability to provide the services necessary to monitor the subadvisers' compliance with the Funds' respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA's ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (d) the experience, capability and integrity of VIA's management and other personnel; (e) the financial position of VIA; (f) the quality of VIA's own regulatory and legal compliance policies, procedures and systems; (g) the nature, extent and quality of administrative and other services provided by VIA to the Virtus Mutual Funds; and (h) VIA's supervision of the Virtus Mutual Funds' other service providers. Finally, the Board also noted the extent of benefits that are provided to Virtus Mutual Fund shareholders as a result of being part of the Virtus family of funds, including the right to exchange investments between the same class of Virtus Mutual Funds without a sales charge, the ability to reinvest Virtus Mutual Fund dividends into other Virtus Mutual Funds and the right to combine holdings in other Virtus Mutual Funds to obtain a reduced sales charge.

With respect to the subadvisory Agreement, the Board noted that Vontobel Asset Management, Inc. (the "Subadviser") provided information with respect to portfolio management, compliance with each Fund's investment policies and procedures, and compliance with applicable securities laws and assurances thereof. In considering the approval of the subadvisory Agreement, the Board considered the Subadviser's investment management process, including (a) the experience, capability and integrity of the Subadviser's management and other personnel committed by the Subadviser to manage each Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser's regulatory and legal compliance policies, procedures and systems and (d) the Subadviser's brokerage and trading practices.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were reasonable and beneficial to each Fund and its shareholders.

INVESTMENT PERFORMANCE.

Because each Fund had not commenced operations, the Board could not evaluate prior investment performance for each Fund. The Board reviewed and was satisfied with the Subadviser's investment approach and the investment performance of the Subadviser's composite of accounts with substantially similar investment objectives, strategies and policies for each of the Funds.

PROFITABILITY.

The Board also considered the level of profits to be realized by VIA and its affiliates in connection with the operation of each Fund, noting VIA's intention to cap each Fund's total expenses during the startup phase. The Board noted that the profitability appeared reasonable and concluded that the profitability to VIA from each Fund was reasonable in light of the quality of all services rendered to each Fund by VIA and its affiliates and the expense caps to be implemented.

The Board did not separately review profitability information for the Subadviser, noting that the subadvisory fees are paid by VIA rather than by each Fund.

MANAGEMENT FEES AND TOTAL EXPENSES.

In evaluating the management fees and total expenses of each Fund, the Board reviewed information provided by VIA and comparisons to other funds in each Fund's peer group. As noted above, the Board also noted the reimbursements that would be provided to each Fund in order to limit the total expenses incurred by each Fund and its shareholders. Based upon the information presented by VIA, the Trustees determined that the management fees charged by VIA and the total expenses of each Fund were reasonable.

The Board acknowledged that the subadvisory fees to be paid would be paid by VIA and not by each Fund. The Board noted that the subadvisory fees appeared to be reasonable in light of the quality of services to be rendered by the Subadviser.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS GREATER ASIA EX JAPAN OPPORTUNITIES FUND AND VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND (EACH, A
                  "FUND") BY THE BOARD OF TRUSTEES (CONTINUED)

ECONOMIES OF SCALE.

The Board noted that the management fees for each Fund included breakpoints based on assets under management, and reimbursements which would also be in place for each Fund. The Board determined that VIA and each Fund likely would achieve certain economies of scale, particularly in relationship to certain fixed costs, and shareholders of each Fund would have an opportunity to benefit from these economies of scale.

In considering the subadvisory Agreement, the Board also considered the existence of any economies of scale and whether they would be passed along to each Fund's shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the Subadviser level.

After considering the information presented, the Board ultimately concluded that it should approve the Agreements.

                         RESULTS OF SHAREHOLDER MEETING
                           VIRTUS OPPORTUNITIES TRUST
                                 AUGUST 20, 2009
                                   (UNAUDITED)

At a special meeting of shareholders of Virtus AlphaSector(SM) Allocation Fund (formerly known as Virtus Wealth Guardian Fund) (the "Fund"), a series of Virtus Opportunities Trust, held on August 20, 2009, shareholders voted on the following proposal:

NUMBER OF ELIGIBLE SHARES VOTED:

                                                        FOR          AGAINST      ABSTAIN
                                                   -------------   ----------   -----------
To approve an amendment to the fee schedule
of the Investment Advisory Agreement
between Virtus Opportunities Trust, on behalf
of the Fund and VIA ............................   1,896,723.298   60,385.275   185,228.959

Shareholders of the Fund voted to approve the above proposal.

                   MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS
                           VIRTUS OPPORTUNITIES TRUST
                                 AUGUST 20, 2009
                                SEPTEMBER 3, 2009
                               SEPTEMBER 17, 2009
                                   (UNAUDITED)

A special meeting of shareholders of Virtus AlphaSector(SM) Rotation Fund (formerly known as Virtus Wealth Builder Fund), a series of Virtus Opportunities Trust (the "Fund") was held on August 20, 2009 to vote on proposals to 1) approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. ("VIA") and F-Squared Investments, Inc. (the "Subadviser"); 2) to approve an amendment to the fee schedule of the Investment Advisory Agreement between Virtus Opportunities Trust (the "Trust"), on behalf of the Fund and VIA, and 3) to approve a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. The special meeting was adjourned until September 3, 2009, and then September 17, 2009, and then September 25, 2009 due to insufficient votes to pass the proposal.

                         RESULTS OF SHAREHOLDER MEETING
                           VIRTUS OPPORTUNITIES TRUST
                               SEPTEMBER 25, 2009
                                   (UNAUDITED)

At a reconvened special meeting of shareholders of Virtus AlphaSector(SM) Rotation Fund, a series of Virtus Opportunities Trust, held on September 25, 2009, shareholders voted on the following proposals:

NUMBER OF ELIGIBLE SHARES VOTED:

                                                        FOR          AGAINST       ABSTAIN
                                                   -------------   -----------   -----------
To approve a Subadvisory Agreement between
Virtus Investment Advisers, Inc. ("VIA"),
and F-Squared Investments, Inc .................   3,704,699.284   327,365.149   476,780.697
To approve an amendment to the fee schedule
of the Investment Advisory Agreement
between Virtus Opportunities Trust, on
behalf of the Fund and VIA .....................   3,622,264.962   405,061.826   481,518.342
To approve a proposal to permit VIA to hire
and replace subadvisers or to modify
subadvisory agreements without shareholder
approval .......................................   3,536,212.462   533,363.449   449,269.219

Shareholders of the Fund voted to approve the first two above proposals. Shareholders of the Fund did not approve the third proposal noted above.

                             FUND MANAGEMENT TABLES
                                   (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2009, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

NAME,
YEAR OF BIRTH,
YEAR ELECTED AND                                    PRINCIPAL OCCUPATION(S)
NUMBER OF FUNDS                                     DURING PAST 5 YEARS AND
OVERSEEN                                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------          --------------------------------------------------------------------------
Leroy Keith, Jr.          Managing Director, Almanac Capital Management (commodities business)
YOB: 1939                 (2007-present). Partner, Stonington Partners, Inc. (private equity firm)
Elected: 1993             (2001-2007). Director/Trustee, Evergreen Funds (88 portfolios).
46 Funds

Philip R. McLoughlin      Partner, Cross Pond Partners, LLC (2006-Present). Director, World Trust
YOB: 1946                 Fund. Chairman and Trustee, The Phoenix Edge Series Fund. Director, DTF
Elected: 1993             Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond
49 Funds                  Trust, Inc. and DNP Select Income Fund, Inc. Managing Director, SeaCap,
                          Asset Management Fund I L.P.

Geraldine M. McNamara     Retired. Managing Director, U.S. Trust Company of New York (private bank)
YOB: 1951                 (1982-2006). Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps
Elected: 2001             Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund, Inc.
49 Funds

James M. Oates            Managing Director, Wydown Group (consulting firm) (1994-present).
YOB: 1946                 Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.)
Elected: 1993             (financial services) (1997-2006). Director, Stifel Financial. Chairman and
46 Funds                  Trustee, John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman, Hudson Castle Group, Inc.

Richard E. Segerson       Managing Director, Northway Management Company (1998-present).
YOB: 1946
Elected: 1998
46 Funds

Ferdinand L.J. Verdonck   Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a
YOB: 1942                 director of several non-U.S. companies.
Elected: 2004
46 Funds

                                         INTERESTED TRUSTEE

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

NAME,
YEAR OF BIRTH,
YEAR ELECTED AND                                    PRINCIPAL OCCUPATION(S)
NUMBER OF FUNDS                                     DURING PAST 5 YEARS AND
OVERSEEN                                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------          --------------------------------------------------------------------------
George R. Aylward(1)      Director, President and Chief Executive Officer (since 2008), Director and
YOB: 1964                 President (2006-2008), Chief Operating Officer (2004-2006), Vice
Elected: 2006             President, Finance (2001-2002), Virtus Investment Partners, Inc. and/or
48 Funds                  certain of its sub- sidiaries. Various senior officer and directorship positions with Virtus affiliates (2005-present). Senior Executive Vice
                          President and President, Asset Management (2007-2008), Senior Vice
                          President and Chief Operating Officer, Asset Management (2004-2007), Vice
                          President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.
                          Various senior officer and directorship positions with Phoenix affiliates
                          (2005-2008). President (2006-present), Executive Vice President
                          (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief
                          Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund
                          Inc. (2006-present).

(1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.

                                   (UNAUDITED)

                    OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

                               POSITION(S) HELD WITH
NAME, ADDRESS AND               TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                       TIME SERVED                            DURING PAST 5 YEARS,
-----------------         ------------------------------   ---------------------------------------------------
Nancy G. Curtiss          Senior Vice President            Executive Vice President, Head of Operations (since
YOB: 1952                 since 2006.                      2009), Senior Vice President, Operations
                                                           (2008-2009), Vice President, Head of Asset
                                                           Management Operations (2007-2008), Vice President
                                                           (2003-2007), Virtus Investment Partners, Inc.
                                                           and/or cer- tain of its subsidiaries. Ms. Curtiss
                                                           is Treasurer of various other investment companies
                                                           within the Virtus Mutual Funds Complex
                                                           (1994-present). Assistant Treasurer (2001- 2009),
                                                           VP Distributors, Inc. (f/k/a Phoenix Equity
                                                           Planning Corporation).

Francis G. Waltman        Senior Vice President            Executive Vice President, Head of Product
YOB: 1962                 since 2008.                      Management (since 2009), Senior Vice President,
                                                           Asset Management Product Development (2008-2009),
                                                           Senior Vice President, Asset Management Product
                                                           Development (2005-2007), Virtus Investment
                                                           Partners, Inc. and/or certain of its subsidiaries.
                                                           Director (2008-present), Director and Senior
                                                           President (2006-2007), VP Distributors, Inc. (f/k/a
                                                           Phoenix Equity Planning Corporation). Director and
                                                           Senior Vice President, Virtus Investment Advisers,
                                                           Inc. (since 2008).

Marc Baltuch              Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates
c/o Zweig-DiMenna         Chief Compliance Officer         LLC (1989-present). Vice President, and Chief
Associates, LLC           since 2004.                      Compliance Officer, The Zweig Total Return Fund,
900 Third Avenue                                           Inc. (2004- present). Vice President, and Chief
New York, NY 10022                                         Compliance Officer, The Zweig Fund, Inc. (2004-
YOB: 1945                                                  present). President and Director of Watermark
                                                           Securities, Inc. (1991-present). Assistant
                                                           Secretary, Gotham Advisors Inc. (1990-2005).

W. Patrick Bradley        Chief Financial Officer and      Senior Vice President, Fund Administration (since
YOB: 1972                 Treasurer since 2005.            2009), Vice President, Fund Administration
                                                           (2007-2009), Second Vice President, Fund Control &
                                                           Tax (2004-2006), Virtus Investment Partners, Inc.
                                                           and/or certain of its subsidiaries. Vice President,
                                                           Chief Financial Officer, Treasurer and Principal
                                                           Accounting Officer (2006-present), Assistant
                                                           Treasurer (2004-2006), The Phoenix Edge Series
                                                           Fund. Chief Financial Officer and Treasurer
                                                           (2005-present), Assistant Treasurer (2004-2006),
                                                           certain funds within the Virtus Mutual Funds
                                                           Family.

Kevin J. Carr             Vice President, Chief Legal      Senior Vice President, Counsel and Secretary
YOB: 1954                 Officer, Counsel and Secretary   (2008-present) and Vice President (2008-2009),
                          since 2005.                      Virtus Investment Partners, Inc. and/or certain of
                                                           its subsidiaries. Vice President and Counsel,
                                                           Phoenix Life Insurance Company. Compliance Officer
                                                           of Investments and Counsel, Travelers Life &
                                                           Annuity Company (January 2005-May 2005). Assistant
                                                           General Counsel and certain other positions, The
                                                           Hartford Financial Services Group (1995-2005).

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19155-3111

State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services       1-800-243-1574
Adviser Consulting Group   1-800-243-4361
Telephone Orders           1-800-367-5877
Text Telephone             1-800-243-1926
Web site                       VIRTUS.COM

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

                         THIS PAGE INTENTIONALLY BLANK.

(VIRTUS MUTUAL FUNDS LOGO)                                            PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                     LANCASTER,
                                                                        PA
                                                                     PERMIT 1793

c/o State Street Bank and Trust Company
             P.O. Box 8301
         Boston, MA 02266-8301

For more information about Virtus mutual funds, please call your financial representative, contact us at 1-800-243-1574 or virtus.com.

8008                                                                       11-09

                                                                          ANNUAL
                                                                          REPORT




                                [GRAPHIC OMITTED]
                                     VIRTUS
                                  MUTUAL FUNDS

================================================================================



                       Virtus Foreign Opportunities Fund






================================================================================

TRUST NAME:                    September 30, 2009              [Graphic Omitted]
VIRTUS                                                             Eligible
OPPORTUNITIES                                                  shareholders can
TRUST                                                             sign up for
                                                                   eDelivery
                                                                      at
                                                                   Virtus.com


NO BANK GUARANTEE                NOT FDIC INSURED                MAY LOSE VALUE

                               TABLE OF CONTENTS





VIRTUS FOREIGN OPPORTUNITIES FUND
("Foreign Opportunities Fund")

Message to Shareholders...................................................     1
Key Investment Terms and Footnote Legend..................................     3
Disclosure of Fund Expenses...............................................     4
Fund Summary..............................................................     6
Schedule of Investments...................................................     8
Statement of Assets and Liabilities.......................................    11
Statement of Operations...................................................    12
Statement of Changes in Net Assets........................................    13
Financial Highlights......................................................    14
Notes to Financial Statements.............................................    16
Report of Independent Registered Public Accounting Firm...................    25
Tax Information Notice....................................................    26
Fund Management Tables....................................................    27


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------


This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS


[PHOTO OMITTED]


Dear Fellow Shareholders of Virtus Mutual Funds:

Investors who were calmed by the positive news from the financial markets in the second quarter of 2009 may have had a reason to regain some of their enthusiasm during the third quarter. There were numerous signs pointing to an end to the recession: gross domestic product grew by an annualized 3.5 percent, matching its average growth rate of the last 80 years; a measure of stability appeared in the housing market; consumer confidence inched up; and better-than-expected profits and rosier outlooks were reported by many corporations.

The capital markets continued their recovery during the quarter, with most major stock market indices up by double digits for the quarter. The S&P 500(R) Index was up 15.6 percent in the quarter and in late September was at its highest level in nearly a year. The Dow Jones Industrial Average(SM) increased 15.8 percent in the third quarter, and as of September 30 had improved by 13.5 percent for the year. These figures are even more encouraging when compared with market lows in early March and the double-digit losses both indices recorded during the first quarter of the year. Bonds also participated in the third-quarter rally, with the Barclays Capital U.S. Aggregate Bond Index ahead by 3.74 percent and the Barclays Capital U.S. Municipal Bond Index up 7.12 percent.

Although the Federal Open Market Committee acknowledged that "economic activity has picked up following its severe downturn," these recent gains should not unleash any 1990s-style market "exuberance." The strength and timing of a full recovery is yet to be realized. Unemployment rates that probably have not peaked remain a drag on consumer spending, and with an expected slowdown of the government's monetary and fiscal stimulus, some economists speculate that the growth from the second and third quarter may not be sustainable into next year.

These factors suggest this is an important time to rely on the experience of your personal financial adviser and the investment professionals who manage your assets in the Virtus Mutual Funds. We encourage you to carefully consider the commentary of our investment professionals on the following pages and meet with your adviser to review your portfolio and, when appropriate, adjust it to fit your current investment objectives and your tolerance for risk.

Our wide range of equity, fixed income, and alternative investments allow you to allocate your assets and design a portfolio tailored to your individual needs. Information about your investments is always available on our website, WWW.VIRTUS.COM, and from our customer service staff at 1-800-243-1574. While there are no guarantees in the world of investing, I can assure you that we will do our very best to meet your expectations.

On behalf of the entire team at Virtus Investment Partners, I thank you for entrusting your financial assets to us.

Sincerely,


/s/ George R. Aylward


George R. Aylward
President, Virtus Mutual Funds

NOVEMBER 1, 2009


WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US AT WWW.VIRTUS.COM OR CALL OUR SHAREOWNER SERVICES GROUP, TOLL FREE, AT 1-800-243-1574.




PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                    KEY INVESTMENT TERMS AND FOOTNOTE LEGEND


KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


FOOTNOTE LEGEND

(1) Federal Income Tax Information: For tax information at September 30, 2009, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.





THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                    DISCLOSURE OF FUND EXPENSES (UNAUDITED)
        FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009


     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the "Fund") you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES

     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                        VIRTUS FOREIGN OPPORTUNITIES FUND
              DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009




EXPENSE TABLE
--------------------------------------------------------------------------------
                    Beginning           Ending                          Expenses
                     Account            Account        Annualized         Paid
                      Value              Value           Expense         During
                  April 1, 2009   September 30, 2009      Ratio          Period*
--------------------------------------------------------------------------------
ACTUAL
Class A              $1,000.00         $1,345.10          1.47%          $ 8.64
Class C               1,000.00          1,339.60          2.22            13.02
Class I               1,000.00          1,347.00          1.23             7.24

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A               1,000.00          1,017.61          1.47             7.46
Class C               1,000.00          1,013.80          2.22            11.27
Class I               1,000.00          1,018.83          1.23             6.24


* Expenses are equal to the Fund's annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
    (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

    The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

    You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                TICKER SYMBOLS:
VIRTUS FOREIGN OPPORTUNITIES FUND                               Class A: JVIAX
                                                                Class C: JVICX
                                                                Class I: JVXIX


[ ] FOREIGN OPPORTUNITIES FUND (the "Fund") is diversified and has an investment objective to seek long-term capital appreciation. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

[ ] For the fiscal year ended September 30, 2009, the Fund's Class A shares at
    NAV returned -4.41%, Class C shares returned -5.18% and Class I shares returned -4.03%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91% and the MSCI EAFE(R) Index (Net), the Fund's style-specific index appropriate for comparison, returned 3.23%.

    ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTION AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The risk rally persisted throughout most of the Fund's fiscal year.

[ ] Late in the fiscal period, there were signs that riskier investments might be losing their appeal. If this proves out, higher quality names may benefit.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Our philosophy and management approach generally do not deliver relative outperformance during periods when lower quality shares are in favor.

[ ] The Fund was significantly overweight in consumer staples, as companies in this sector continued to meet our investment criteria. The sector made a strong positive contribution to relative performance during the period.

[ ] The Fund continues to limit exposure to financial companies, which hurt relative performance. Sector specific issues, including lack of clarity, poor transparency, a changing regulatory framework, and questionable ability to drive earnings, informed our decisions in this sector.

[ ] The Fund's out-of-index position in India hurt relative performance during the end of the period, although our holdings in the country made attractive contributions to absolute performance.

    INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION.


            ---------------------------------------------------
                             Asset Allocations
                             -----------------

              The following table presents the portfolio holdings within certain sectors as a percentage of total investments at September 30, 2009.

              Consumer Staples                         40%
              Health Care                              16
              Financials                               13
              Utilities                                12
              Energy                                    8
              Industrials                               4
              Information Technology                    3
              Other (includes short-term investments)   4
                                                      ---
              Total                                   100%
                                                      ===

            ---------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09
-----------------------------------------------------------------------------------------
                                                                 Inception
                                      1         5         10         to       Inception
                                    Year      Years     Years     9/30/09        Date
-----------------------------------------------------------------------------------------
  CLASS A SHARES AT NAV(2)         -4.41%      7.63%     3.70%         --            --
-----------------------------------------------------------------------------------------
  CLASS A SHARES AT POP(3,4)       -9.91      (6.37)    (3.09)         --            --
-----------------------------------------------------------------------------------------
  CLASS C SHARES AT NAV(2)         -5.18       6.82        --        8.70%     10/10/03
-----------------------------------------------------------------------------------------
  CLASS C SHARES WITH CDSC(4)      -5.18      (6.82)       --       (8.70)     10/10/03
-----------------------------------------------------------------------------------------
  CLASS I SHARES AT NAV            -4.03         --        --       -2.03       5/15/06
-----------------------------------------------------------------------------------------
  S&P 500(R) INDEX                 -6.91      (1.01)    -0.15      NOTE 5        NOTE 5
-----------------------------------------------------------------------------------------
  MSCI EAFE(R) INDEX (NET)          3.23       6.07      2.54      NOTE 6        NOTE 6
-----------------------------------------------------------------------------------------
  FUND EXPENSE RATIOS(7): A SHARES: 1.39%; C SHARES: 2.14%; I SHARES: 1.14%.

    ALL RETURNS  REPRESENT  PAST  PERFORMANCE  WHICH IS NO GUARANTEE  OF FUTURE  RESULTS.
    CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT
    RETURN AND  PRINCIPAL  VALUE OF AN  INVESTMENT  WILL  FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED,  MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE
    TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER  WOULD
    PAY ON FUND  DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  PLEASE VISIT VIRTUS.COM
    FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE  REINVESTMENT
    OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP"  (PUBLIC  OFFERING  PRICE)  TOTAL  RETURNS  INCLUDE  THE EFFECT OF THE  MAXIMUM
    FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT  DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES
    OF SHARES  THAT DO NOT HAVE A SALES  CHARGE  APPLIED  AT THE TIME OF  PURCHASE.  CDSC
    CHARGES  FOR  CERTAIN  REDEMPTIONS  OF CLASS A SHARES  AND ALL CLASS C SHARES  ARE 1%
    WITHIN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 2.72% FOR CLASS C (SINCE 10/10/03) AND -3.74% FOR CLASS I (SINCE
    5/15/06).
(6) INDEX PERFORMANCE IS 7.50% FOR CLASS C (SINCE 10/10/03) AND -3.32% FOR CLASS I (SINCE
    5/15/06).
(7) PER PROSPECTUS EFFECTIVE 3/2/09.


GROWTH OF $10,000 for periods ended 9/30
-----------------------------------------------------------------------------------------
This chart assumes an initial  investment of $10,000 made on September 30, 1999 for Class
A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.


[GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                          Virtus
                  Foreign Opportunities    MSCI EAFE(R)       S&P 500(R)
                  Fund Class A(1)(3)(4)     Index (net)         Index
9/30/99                  $ 9,425             $10,000           $10,000
9/29/00                   10,588              10,317            11,337
9/28/01                    6,904               7,361             8,317
9/30/02                    6,393               6,218             6,614
9/30/03                    7,647               7,835             8,229
9/30/04                    9,382               9,565             9,370
9/30/05                   12,272              12,033            10,517
9/29/06                   15,269              14,338            11,653
9/28/07                   19,285              17,903            13,568
9/30/08                   14,179              12,442            10,586
9/30/09                   13,554              12,845             9,855


           For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend section on page 3.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009


($ reported in thousands)


                                                     SHARES          VALUE
                                                   ----------     ----------
PREFERRED STOCKS--2.0%

CONSUMER STAPLES--1.1%
Companhia de Bebidas
   das Americas ADR Pfd.
   3.650%                                             151,128     $   12,432

UTILITIES--0.9%
AES Tiete SA Pfd.
   10.860%                                            874,531          9,922
----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $14,317)                                             22,354
----------------------------------------------------------------------------

COMMON STOCKS--95.6%

CONSUMER STAPLES--39.1%
British American
   Tobacco plc                                      1,842,522         57,803
Cadbury plc                                         1,580,891         20,288
Coca-Cola Amatil Ltd.                                 972,933          8,420
Colruyt SA                                             42,244          9,928
Diageo plc                                          1,211,481         18,587
Hindustan Unilever Ltd.                             2,670,240         14,577
Imperial Tobacco
Group plc                                           1,729,574         49,976
ITC Ltd.                                            3,443,089         16,680
Lindt & Spruengli AG                                    2,562          6,220
Nestle India Ltd.                                     146,488          6,912
Nestle S.A. Registered
   Shares                                           1,004,200         42,792
Philip Morris
   International, Inc.                              1,079,869         52,633
Reckitt Benckiser
   Group plc                                          694,817         33,957
Shoppers Drug Mart
   Corp.                                              400,514         16,437
Souza Cruz SA                                         603,611         21,479
Tesco plc                                           5,345,280         34,136
Woolworths Ltd.                                     1,222,437         31,544
                                                                  ----------
                                                                     442,369
                                                                  ----------

ENERGY--7.8%
BG Group plc                                          881,137         15,307
Canadian Natural
   Resources Ltd.                                     174,981         11,739
Core Laboratories N.V.                                346,568         35,728
Total SA                                              416,438         24,745
                                                                  ----------
                                                                      87,519
                                                                  ----------


                                                     SHARES          VALUE
                                                   ----------     ----------
FINANCIALS--13.8%
Deutsche Boerse AG                                    111,957     $    9,150
HDFC Bank Ltd.                                      1,402,450         48,119
Housing Development
   Finance Corp.                                      822,594         47,701
HSBC Holdings plc                                     491,564          5,625
Muenchener
   Rueckversicherungs-
   Gesellschaft AG
   Registered Shares                                   68,957         11,002
Power Corp. of Canada                                 406,800         11,125
QBE Insurance Group
   Ltd.                                             1,085,651         23,044
                                                                  ----------
                                                                     155,766
                                                                  ----------

HEALTH CARE--16.0%
Cie Generale D'optique
   Essilor International
   SA                                                 387,554         22,087
Cipla Ltd.                                          2,214,547         12,885
Covidien plc                                          382,426         16,544
Fresenius Medical
   Care AG & Co KGaA                                  118,316          5,892
Novartis AG Registered
   Shares                                             577,006         28,870
Novo Nordisk A/S
   Class B                                            532,396         33,333
Roche Holding AG
   Registered Shares                                  278,660         45,040
Synthes, Inc.                                         131,987         15,908
                                                                  ----------
                                                                     180,559
                                                                  ----------

INDUSTRIALS--4.0%
Bharat Heavy
   Electricals Ltd.                                   170,236          8,242
Capita Group plc/The                                1,502,163         17,345
De La Rue plc                                         830,040         11,912
Secom Co. Ltd.                                        162,200          8,167
                                                                  ----------
                                                                      45,666
                                                                  ----------

INFORMATION TECHNOLOGY--3.4%
Companhia Brasileira de
   Meios de Pagamento                               1,244,000         12,324
Nintendo Co. Ltd.                                      42,600         10,915
Redecard SA                                           972,360         15,033
                                                                  ----------
                                                                      38,272
                                                                  ----------


                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


($ reported in thousands)


                                                     SHARES          VALUE
                                                   ----------     ----------
UTILITIES--11.5%
Companhia Energetica
   de Minas Gerais                                    768,028     $   11,618
CPFL Energia SA                                       557,600         10,084
Enagas S.A.                                         1,690,139         35,319
Red Electrica Corp. S.A.                              507,600         25,976
RWE AG                                                154,880         14,385
Scottish & Southern
   Energy plc                                         860,343         16,128
Terna Rete Elettrica
   Nazionale S.p.A.                                 4,310,600         16,811
                                                                  ----------
                                                                     130,321
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $953,422)                                         1,080,472
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.6%
(IDENTIFIED COST $967,739)                                         1,102,826
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--4.1%

MONEY MARKET MUTUAL FUNDS--4.1%
State Street Institutional
   Liquid Reserves Fund --
   Institutional Shares
   (seven-day effective
   yield 0.260%)                                   46,865,246         46,865
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $46,865)                                             46,865
----------------------------------------------------------------------------

TOTAL INVESTMENTS--101.7%
(IDENTIFIED COST $1,014,604)                                       1,149,691(1)
Other assets and liabilities, net--(1.7)%                            (19,507)
                                                                  ----------
NET ASSETS--100.0%                                                $1,130,184
                                                                  ==========

ABBREVIATIONS:
ADR   American Depositary Receipt

FOREIGN CURRENCIES:
CHF   Swiss Franc
EUR   European Currency Unit
GBP   British Pound Sterling


COUNTRY WEIGHTINGS as of September 30, 2009+
---------------------------------------------------------
United Kingdom                                       24%
Switzerland                                          17
India                                                14
Brazil                                                8
United States (includes short-term investments)       6
Australia                                             5
Spain                                                 5
Other                                                21
---------------------------------------------------------
Total                                               100%
---------------------------------------------------------
+% of total investments as of September 30, 2009


At September 30, 2009, the Fund had entered into forward currency contracts as follows (amounts reported in thousands):

                                                                Unrealized
 Contracts      In Exchange     Settlement                      Appreciation
  to Sell           for            Date             Value      (Depreciation)
------------    -----------     ----------       -----------   --------------
 CHF 21,374     USD  20,756       3/29/10          $20,659         $ 97
 EUR 17,786     USD  26,027       3/29/10           26,017           10
 GBP 25,885     USD  41,594       3/29/10           41,354          240
                                                                   ----
                                                                   $347
                                                                   ====


          Refer to Key Investment Terms and Footnote Legend on page 3.

                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                    Total Value                 Level 2 --
                                        at         Level 1 --   Significant
                                  September 30,      Quoted     Observable
                                       2009          Prices       Inputs
                                  -------------    ----------   -----------
ASSETS TABLE
Equity Securities:
  Common Stocks                     $1,080,472     $1,080,472      $ --
  Preferred Stocks                      22,354         22,354        --
  Short-Term Investments                46,865         46,865        --
                                    ----------     ----------      ----
Total Investments                   $1,149,691     $1,149,691      $ --
                                    ==========     ==========      ====

Other Financial Instruments:
Assets:
  Forward Currency Contracts        $      347     $       --      $347
                                    ==========     ==========      ====

There are no Level 3 (significant unobservable inputs) priced securities.





          Refer to Key Investment Terms and Footnote Legend on page 3.

                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2009


(Amounts reported in thousands except shares and per share amounts)

ASSETS
Investment securities at value(1)............................       $ 1,149,691
Foreign currency at value(2).................................             1,239
Receivables
   Investment securities sold................................               695
   Fund shares sold..........................................             6,923
   Dividends and interest receivable.........................             3,524
   Tax reclaims..............................................             1,395
Net unrealized appreciation on forward currency contracts....               347
Prepaid expenses.............................................               119
                                                                    -----------
      Total assets...........................................         1,163,933
                                                                    -----------
LIABILITIES
Payables
   Fund shares repurchased...................................            22,033
   Investment securities purchased ..........................             6,216
   Foreign capital gain taxes payable........................             4,032
   Investment advisory fee...................................               767
   Distribution and service fees.............................               164
   Administration fee........................................                69
   Transfer agent fees and expenses..........................               230
   Trustees' fee and expenses................................                14
   Professional fee..........................................                33
   Other accrued expenses ...................................               191
                                                                    -----------
      Total liabilities......................................            33,749
                                                                    -----------
NET ASSETS...................................................       $ 1,130,184
                                                                    ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest.............       $ 1,382,118
Accumulated undistributed net investment income (loss).......            12,245
Accumulated undistributed net realized gain (loss)...........          (395,838)
Net unrealized appreciation (depreciation) on investments....           131,659
                                                                    -----------
NET ASSETS...................................................       $ 1,130,184
                                                                    ===========

CLASS A
Net asset value (net assets/shares outstanding) per share....            $19.40
Maximum offering price per share $19.40/(1-5.75%)............            $20.58
Shares of beneficial interest outstanding,
   $0.001 par value, unlimited authorization ................        26,025,210
Net Assets...................................................       $   505,009

CLASS C
Net asset value (net assets/shares outstanding)
   and offering price per share .............................            $19.21
Shares of beneficial interest outstanding,
   $0.001 par value, unlimited authorization ................         3,654,220
Net Assets...................................................       $    70,201

CLASS I
Net asset value (net assets/shares outstanding)
   and offering price per share .............................            $19.45
Shares of beneficial interest outstanding,
   $0.001 par value, unlimited authorization ................        28,540,645
Net Assets...................................................       $   554,974

(1) Investment in securities at cost ........................       $ 1,014,604
(2) Foreign currency at cost ................................             1,139


                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2009


(Reported in thousands)


INVESTMENT INCOME
Dividends....................................................        $   33,781
Interest.....................................................                19
Security lending.............................................                29
Foreign taxes withheld.......................................            (1,922)
                                                                     ----------
      Total investment income................................            31,907
                                                                     ----------
EXPENSES
Investment advisory fees.....................................             7,525
Service fees, Class A........................................             1,132
Distribution and service fees, Class C.......................               668
Administration fees..........................................               747
Transfer agent fee and expenses .............................             1,380
Custodian fees...............................................               663
Printing fees and expenses...................................               139
Professional fees............................................                60
Registration fees............................................               119
Trustees' fee and expenses ..................................                90
Miscellaneous expenses.......................................               168
                                                                     ----------
Total expenses...............................................            12,691
                                                                     ----------
NET INVESTMENT INCOME (LOSS).................................            19,216
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments......................          (281,696)
Net realized gain (loss) on foreign currency transactions....             5,366
Net change in unrealized appreciation (depreciation)
   on investments ...........................................           209,689
Net change in unrealized appreciation (depreciation) on
   foreign currency translation .............................            (2,772)
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS...............................           (69,413)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................................        $  (50,197)
                                                                     ==========






                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS


(Reported in thousands)

                                                                         Year Ended             Year Ended
                                                                     September 30, 2009     September 30, 2008
                                                                     ------------------     ------------------
FROM OPERATIONS
   Net investment income (loss) ................................         $   19,216             $   10,197
   Net realized gain (loss) ....................................           (276,330)               (97,223)
   Net change in unrealized appreciation (depreciation) ........            206,917               (299,345)
                                                                         ----------             ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....            (50,197)              (386,371)
                                                                         ----------             ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A ..............................             (5,015)                (4,273)
   Net investment income, Class C ..............................                 --                   (216)
   Net investment income, Class I ..............................             (4,811)                (3,178)
   Net realized short-term gains, Class A ......................               (259)                (6,704)
   Net realized short-term gains, Class C ......................                (40)                (1,119)
   Net realized short-term gains, Class I ......................               (184)                (4,041)
   Net realized long-term gains, Class A .......................                 --                 (5,433)
   Net realized long-term gains, Class C .......................                 --                   (907)
   Net realized long-term gains, Class I .......................                 --                 (3,275)
                                                                         ----------             ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......            (10,309)               (29,146)
                                                                         ----------             ----------
FROM SHARE TRANSACTIONS
SALE OF SHARES
Class A (11,828 and 15,249 shares, respectively) ...............            191,967                403,457
Class C (724 and 1,782 shares, respectively) ...................             11,630                 47,916
Class I (17,113 and 8,230 shares, respectively) ................            289,001                206,483

REINVESTMENT OF DISTRIBUTIONS
Class A (293 and 514 shares, respectively) .....................              4,739                 14,391
Class C (2 and 51 shares, respectively) ........................                 29                  1,421
Class I (249 and 285 shares, respectively) .....................              4,026                  7,970

PLANS OF REORGANIZATION (SEE NOTE 9)
Class A (0 and 2,807 shares, respectively) .....................                 --                 62,246
Class C (0 and 68 shares, respectively) ........................                 --                  1,495
Class I (0 and 0 shares, respectively) .........................                 --                     --

SHARES REPURCHASED
Class A (16,329 and 11,701 shares, respectively) ...............           (265,401)              (290,186)
Class C (1,783 and 963 shares, respectively) ...................            (28,718)               (23,872)
Class I (8,248 and 4,187 shares, respectively) .................           (133,887)              (105,982)
                                                                         ----------             ----------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......             73,386                325,339

CAPITAL CONTRIBUTIONS
   Fair Funds settlement(1) ....................................                931                     --
                                                                         ----------             ----------
   NET INCREASE (DECREASE) IN NET ASSETS .......................             13,811                (90,178)

NET ASSETS
   Beginning of period .........................................          1,116,373              1,206,551
                                                                         ----------             ----------
   END OF PERIOD ...............................................         $1,130,184             $1,116,373
                                                                         ==========             ==========

Accumulated undistributed net investment income (loss)
   at end of period ............................................         $   12,245             $    5,790

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States
    Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and
    Bear Stearns & Co., Inc. settlements.


                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD





                         NET                           NET
                        ASSET         NET           REALIZED      TOTAL      DIVIDENDS   DISTRIBUTIONS
                        VALUE,     INVESTMENT         AND          FROM       FROM NET      FROM NET
                      BEGINNING      INCOME        UNREALIZED   INVESTMENT   INVESTMENT     REALIZED         TOTAL
                      OF PERIOD      (LOSS)       GAIN (LOSS)   OPERATIONS     INCOME        GAINS       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09     $20.54       0.34(4)         (1.29)        (0.95)       (0.18)        (0.01)          (0.19)
10/1/07 to 9/30/08      28.58       0.20(4)         (7.59)        (7.39)       (0.17)        (0.48)          (0.65)
3/1/07 to 9/30/07       25.00       0.22(4)          3.46          3.68        (0.06)        (0.04)          (0.10)
3/1/06 to 2/28/07       21.47       0.21(4)          4.08          4.29        (0.17)        (0.59)          (0.76)
3/1/05 to 2/28/06       19.02       0.17(4)          3.85          4.02        (0.22)        (1.35)          (1.57)
3/1/04 to 2/28/05       15.47       0.16             3.81          3.97        (0.16)        (0.26)          (0.42)

CLASS C
10/1/08 to 9/30/09     $20.27       0.22(4)         (1.27)        (1.05)          --         (0.01)          (0.01)
10/1/07 to 9/30/08      28.31       0.01(4)         (7.52)        (7.51)       (0.05)        (0.48)          (0.53)
3/1/07 to 9/30/07       24.85       0.10(4)          3.44          3.54        (0.04)        (0.04)          (0.08)
3/1/06 to 2/28/07       21.41      (0.01)(4)         4.11          4.10        (0.07)        (0.59)          (0.66)
3/1/05 to 2/28/06       19.11      (0.06)(4)         3.92          3.86        (0.21)        (1.35)          (1.56)
3/1/04 to 2/28/05       15.55       0.01             3.84          3.85        (0.03)        (0.26)          (0.29)

CLASS I
10/1/08 to 9/30/09     $20.58       0.40(4)         (1.28)        (0.88)       (0.24)        (0.01)          (0.25)
10/1/07 to 9/30/08      28.61       0.27(4)         (7.61)        (7.34)       (0.21)        (0.48)          (0.69)
3/1/07 to 9/30/07       25.00       0.25(4)          3.47          3.72        (0.07)        (0.04)          (0.11)
5/15/06(9) to 2/28/07   22.54       0.13(4)          3.14          3.27        (0.22)        (0.59)          (0.81)



                                                                                                     RATIO
                                                                                                     OF NET
                                                      NET                               NET         EXPENSES
                         PAYMENT        CHANGE       ASSET                           ASSETS,          TO
                            BY          IN NET       VALUE,                           END OF        AVERAGE
                        AFFILIATE/      ASSET        END OF            TOTAL          PERIOD          NET
                      NON-AFFILIATE     VALUE        PERIOD          RETURN(1)     IN THOUSANDS)     ASSETS
------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09        --             (1.14)      $19.40          (4.41)%          $505,009        1.48%
10/1/07 to 9/30/08        --             (8.04)       20.54         (26.48)            620,952        1.37(8)
3/1/07 to 9/30/07         --(5)(7)        3.58        28.58          14.72(3)          667,719        1.36(2)
3/1/06 to 2/28/07         --              3.53        25.00          20.39             360,822        1.37
3/1/05 to 2/28/06         --              2.45        21.47          21.82             128,991        1.25
3/1/04 to 2/28/05         --(5)(6)        3.55        19.02          26.15               2,714        1.25

CLASS C
10/1/08 to 9/30/09        --             (1.06)      $19.21          (5.18)%          $ 70,201        2.23%
10/1/07 to 9/30/08        --             (8.04)       20.27         (27.04)             95,523        2.12(8)
3/1/07 to 9/30/07         --(5)(7)        3.46        28.31          14.24(3)          106,847        2.11(2)
3/1/06 to 2/28/07         --              3.44        24.85          19.46              45,154        2.13
3/1/05 to 2/28/06         --              2.30        21.41          20.96               6,019        2.00
3/1/04 to 2/28/05         --(5)(6)        3.56        19.11          25.21                  39        2.00

CLASS I
10/1/08 to 9/30/09        --             (1.13)      $19.45          (4.03)%          $554,974        1.23%
10/1/07 to 9/30/08        --             (8.03)       20.58         (26.31)            399,898        1.12(8)
3/1/07 to 9/30/07         --(5)(7)        3.61        28.61          14.88(3)          431,985        1.11(2)
5/15/06(9) to 2/28/07     --              2.46        25.00          14.84(3)           83,938        1.13(2)



                          RATIO OF GROSS
                           EXPENSES TO                RATIO OF
                             AVERAGE                    NET
                           NET ASSETS               INVESTMENT
                             (BEFORE               INCOME (LOSS)        PORTFOLIO
                           WAIVERS AND               TO AVERAGE          TURNOVER
                         REIMBURSEMENTS)             NET ASSETS            RATE
---------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09            1.48%                    2.09%                63%
10/1/07 to 9/30/08            1.39                     0.78                129
3/1/07 to 9/30/07             1.40(2)                  1.44(2)              49(3)
3/1/06 to 2/28/07             1.43                     0.88                 57
3/1/05 to 2/28/06             1.62                     0.85                 52
3/1/04 to 2/28/05             2.10                     1.50                 32

CLASS C
10/1/08 to 9/30/09            2.23%                    1.33%                63%
10/1/07 to 9/30/08            2.15                     0.03                129
3/1/07 to 9/30/07             2.16(2)                  0.64(2)              49(3)
3/1/06 to 2/28/07             2.17                    (0.06)                57
3/1/05 to 2/28/06             2.35                    (0.29)                52
3/1/04 to 2/28/05             2.86                     0.76                 32

CLASS I
10/1/08 to 9/30/09            1.23%                    2.42%                63%
10/1/07 to 9/30/08            1.15                     1.01                129
3/1/07 to 9/30/07             1.15(2)                  1.59(2)              49(3)
5/15/06(9) to 2/28/07         1.17(2)                  0.71(2)              57(3)


(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Amount is less than $0.005.
(6) Payment by affiliate.
(7) Payment by non-affiliate.
(8) Blended net expense ratio.
(9) Inception date.


                       See Notes to Financial Statements

                                   14 and 15

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2009


1.  ORGANIZATION

    Virtus Opportunities Trust, (the "Trust"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    As of the date of this report, eighteen funds are offered for sale, of which the Virtus Foreign Opportunities Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the Fund Summary Page.

    The Fund offers Class A shares, Class C shares and Class I shares.

    Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month the purchase was made. Class C shares are generally sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

    Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I bears no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  SECURITY VALUATION:

    Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

    Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

    As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

    Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

    The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

    o Level 1 - quoted prices in active markets for identical securities

    o Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    o Level 3 - prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

    A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  SECURITY TRANSACTIONS AND RELATED INCOME:

    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  INCOME TAXES:

    The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

    The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

    Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in any Fund's financial statements. The Fund is

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    unaware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

D.  DISTRIBUTIONS TO SHAREHOLDERS:

    Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.  EXPENSES:

    Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately made.

F.  FOREIGN CURRENCY TRANSLATION:

    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.  DERIVATIVE FINANCIAL INSTRUMENTS:

    Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

    FORWARD CURRENCY CONTRACTS: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

    The Fund enters into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund also from time to time hedges the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

    The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of September 30, 2009 ($ reported in thousands):

                                          TOTAL VALUE
                                       -----------------
    Foreign exchange contracts(1)             $347

    For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

                                     REALIZED GAIN (LOSS) ON
                         DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS
                         -------------------------------------------------
                                          TOTAL VALUE
                                       -----------------
    Foreign exchange contracts(2)           $5,366

                       CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
                        DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS
                       ----------------------------------------------------
                                          TOTAL VALUE
                                       -----------------
    Foreign exchange contracts(3)             $388

    (1) Located within Net unrealized appreciation on forward currency contracts on the Statement of Assets and Liabilities.

    (2) Located within Net realized gain (loss) on foreign currency transactions on the Statement of Operations.

    (3) Located within Net change in unrealized appreciation (depreciation) on foreign currency translation on the Statement of Operations.

H.  SECURITY LENDING:

    The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, or securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by State Street for its services in connection with this securities lending program. Lending

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At September 30, 2009, the Fund had no securities on loan.

I.  EQUITY LINKED CERTIFICATES:

    The Fund may invest in equity linked certificates. The Fund purchases the certificates ("notes") from a broker, who in turn purchases shares in the local market and issues a call note hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the note redeemed with the proceeds. Each note represents one share of the underlying stocks; therefore, the price, performance and liquidity of the note are all directly linked to the underlying stock. The notes can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker.

    At September 30, 2009, the Fund did not hold Equity linked certificates.

3.  INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
    ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

    At the close of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc. ("PNX"), into an independent publicly traded company which through its affiliates provides asset management and related services to individuals and institutions. Virtus Investment Advisers, Inc. ("VIA," the "Adviser," formerly known as Phoenix Investment Counsel, Inc.) and VP Distributors, Inc. ("VP Distributors," formerly known as Phoenix Equity Planning Corporation) are indirect wholly-owned subsidiaries of Virtus. Due to the spin-off, the asset management subsidiaries have changed their names to reflect the Virtus brand.

    As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund.

                                       $2+ BILLION
                            1ST          THROUGH          $4+
                        $2 BILLION     $4 BILLION       BILLION
                       ------------   -------------    ---------
                           0.85%          0.80%          0.75%

    The Adviser may recapture operating expenses waived or reimbursed under arrangements previously in effect, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations. All or a portion of reimbursed expenses may be recaptured by the fiscal years ended as follows:

                       2010             2011             TOTAL
                     --------         --------         ---------
                       $189             $341             $530

    The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser, Vontobel Asset Management, Inc. ("Vontobel").

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    As distributor of the Fund's shares, VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2009, as follows:

                      CLASS A          CLASS A          CLASS C
                    NET SELLING       DEFERRED         DEFERRED
                    COMMISSIONS     SALES CHARGES    SALES CHARGES
                   -------------   ---------------  ---------------
                        $37               $1             $34

    In addition, the Fund pays VP Distributors distribution and/or service fees at the annual rate of 0.25% for Class A shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class. There are no distribution and/or service fees for Class I.

    Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

    VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2009, the Fund incurred administration fees totaling $747. VP Distributors also serves as the Trust's transfer agent. For the period ended September 30, 2009, transfer agent fees were $1,380 as reported in the Statement of Operations.

    At September 30, 2009, Virtus and its affiliates, the retirement plans of Virtus and its affiliates held shares of the Fund which may be redeemed at any time that aggregated the following:

                             AGGREGATE         NET ASSET
                              SHARES             VALUE
                             ---------         ---------
    Class A shares........       5,724          $   111
    Class I shares........   1,832,870           35,649

    Until March 1, 2007, the Trust provided a deferred compensation plan to its trustees who were not officers of Virtus. Under the deferred compensation plan, trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the trustees.

4.  PURCHASES AND SALES OF SECURITIES
    ($ REPORTED IN THOUSANDS)

    Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts and short-term securities) during the period ended September 30, 2009, were as follows:

                             PURCHASES           SALES
                           -------------     ------------
                             $631,056          $546,390

    There were no purchases or sales of long-term U.S. Government and agency securities.

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


5.  10% SHAREHOLDERS

    As of September 30, 2009, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below. The shareholders are not affiliated with Virtus.

                               % OF             NUMBER
                              SHARES              OF
                           OUTSTANDING         ACCOUNTS
                           -----------         --------
                               34%                 2

6.  CREDIT RISK AND ASSET CONCENTRATIONS

    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

    The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

    At September 30, 2009, the Fund held securities issued by various companies in the consumer staples sector, representing 40% of the total investments of the Fund.

7.  INDEMNIFICATIONS

    Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

8.  REGULATORY EXAMS

    Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus (and, prior to the spin-off described in Note 3, PNX) and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

    There are currently no such matters which the Company believes will be material to these financial statements.

9.  PLANS OF REORGANIZATION
    (ALL VALUES EXCEPT FOR PER SHARE AMOUNTS ARE REPORTED IN THOUSANDS)

    On September 12, 2008, the Foreign Opportunities Fund acquired all of the net assets of the Phoenix International Strategies Fund ("International Strategies Fund") of the Virtus Opportunities Trust ("Opportunities Trust") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of Opportunities Trust on June 4, 2008. The acquisition was accomplished by a tax-free exchange of 2,807 Class A shares and 68 Class C shares of the Foreign Opportunities Fund outstanding on September 12,

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


    2008 (valued at $62,246 and $1,495, respectively) for 5,615 Class A shares and 147 Class C shares of the International Strategies Fund outstanding on September 12, 2008. The International Strategies Fund had net assets on that date of $63,741 including $5,455 of net unrealized depreciation, which were combined with those of the Foreign Opportunities Fund. The aggregate net assets of Foreign Opportunities Fund immediately after the merger were $1,242,947. The shareholders of each Class of the International Strategies Fund received for each share owned approximately 0.50 and 0.46 share, respectively, of Class A and Class C shares of the Foreign Opportunities Fund.

10. FEDERAL INCOME TAX INFORMATION
    ($ REPORTED IN THOUSANDS)

    At September 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                               NET UNREALIZED
                  FEDERAL       UNREALIZED      UNREALIZED      APPRECIATION
                 TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                ----------    --------------  --------------  ----------------
                $1,034,145       $126,719        $(11,173)        $115,546

    The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

                                   EXPIRATION YEAR
                     ------------------------------------------
                        2010            2017           TOTAL
                     ----------      ----------     -----------
                        $379          $153,055       $153,434

    The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. The Fund's capital loss carryover may include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

    The Fund had capital loss carryover of $1,299 which expired in 2009.

    Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2009, the Fund deferred and recognized post-October losses as follows:

                 CAPITAL         CAPITAL       CURRENCY       CURRENCY
                  LOSS            LOSS           LOSS           LOSS
                DEFERRED       RECOGNIZED      DEFERRED      RECOGNIZED
               ----------     ------------    ----------    ------------
                $222,516        $106,728        $3,446         $4,015

    The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $15,690 and undistributed long-term capital gains of $0.

    The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


11. RECLASSIFICATIONS OF CAPITAL ACCOUNTS
    ($ REPORTED IN THOUSANDS)

    For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2009, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                   CAPITAL PAID
                       IN ON
                     SHARES OF       UNDISTRIBUTED        ACCUMULATED
                    BENEFICIAL       NET INVESTMENT      NET REALIZED
                     INTEREST         INCOME (LOSS)       GAIN (LOSS)
                  --------------    ----------------    --------------
                     $(2,253)           $(2,935)            $5,188

12. SUBSEQUENT EVENT EVALUATIONS

    Management has evaluated the impact of all subsequent events on the Fund through November 20, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS


To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Foreign Opportunities Fund


    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund, a series of Virtus Opportunities Trust, at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 20, 2009

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                             TAX INFORMATION NOTICE
                         SEPTEMBER 30, 2009 (UNAUDITED)


    For the fiscal year ended September 30, 2009, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

                      QDI              DRD             LTCG
                    -------          -------         --------
                      100%             30%             $ --

    For the fiscal year ended September 30, 2009, the Fund recognized $31,147 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $2,021 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                                        FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of September 30, 2009 is set forth below.
The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.


                                               INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                              PRINCIPAL OCCUPATION(S)
     YEAR ENDED AND                                 DURING PAST 5 YEARS AND
NUMBER OF FUNDS OVERSEEN                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
   Leroy Keith, Jr.           Managing Director, Almanac Capital Management (commodities business) (2007-
   YOB: 1939                  present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007).
   Elected: 1993              Director/Trustee, Evergreen Funds (88 portfolios).
   46 Funds
------------------------------------------------------------------------------------------------------------------
   Philip R. McLoughlin       Partner, Cross Pond Partners, LLC (2006-Present). Director, World Trust Fund.
   YOB: 1946                  Chairman and Trustee, The Phoenix Edge Series Fund. Director, DTF Tax-Free
   Elected: 1993              Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP
   49 Funds                   Select Income Fund, Inc. Managing Director, SeaCap, Asset Management Fund I L.P.
------------------------------------------------------------------------------------------------------------------
   Geraldine M. McNamara      Retired. Managing Director, U.S. Trust Company of New York (private bank)
   YOB: 1951                  (1982-2006). Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility
   Elected: 2001              and Corporate Bond Trust, Inc. and DNP Select Income Fund, Inc.
   49 Funds
------------------------------------------------------------------------------------------------------------------
   James M. Oates             Managing Director, Wydown Group (consulting firm) (1994-present). Chairman,
   YOB: 1946                  Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services)
   Elected: 1993              (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust
   46 Funds                   (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive
                              Chairman, Hudson Castle Group, Inc.
------------------------------------------------------------------------------------------------------------------
   Richard E. Segerson        Managing Director, Northway Management Company (1998-present).
   YOB: 1946
   Elected: 1998
   46 Funds
------------------------------------------------------------------------------------------------------------------
   Ferdinand L.J. Verdonck    Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director
   YOB: 1942                  of several non-U.S. companies.
   Elected: 2004
   46 Funds
------------------------------------------------------------------------------------------------------------------

                                               INTERESTED TRUSTEES

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the
Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                              PRINCIPAL OCCUPATION(S)
     YEAR ENDED AND                                 DURING PAST 5 YEARS AND
NUMBER OF FUNDS OVERSEEN                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
   George R. Aylward(1)       Director, President and Chief Executive Officer (since 2008), Director and President
   YOB: 1964                  (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance (2001-
   Elected: 2006              2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various
   48 Funds                   senior officer and directorship positions with Virtus affiliates (2005-present).
                              Senior Executive Vice President and President, Asset Management (2007-2008),
                              Senior Vice President and Chief Operating Officer, Asset Management (2004-2007),
                              Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.
                              Various senior officer and directorship positions with Phoenix affiliates (2005-
                              2008). President (2006-present), Executive Vice President (2004-2006), the Virtus
                              Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig
                              Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).
------------------------------------------------------------------------------------------------------------------

(1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.

                                  FUND MANAGEMENT TABLES (UNAUDITED) (CONTINUED)


                                     OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------
                            POSITION(S) HELD WITH
   NAME, ADDRESS AND         TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
     YEAR OF BIRTH               TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
   Nancy G. Curtiss         Senior Vice President            Executive Vice President, Head of Operations
   YOB: 1952                since 2006.                      (since 2009), Senior Vice President, Operations
                                                             (2008-2009), Vice President, Head of Asset
                                                             Management Operations (2007-2008), Vice
                                                             President (2003-2007), Virtus Investment
                                                             Partners, Inc. and/or certain of its subsidiaries.
                                                             Ms. Curtiss is also Treasurer of various other
                                                             investment companies within the Virtus Mutual
                                                             Funds Complex (1994-present). Assistant
                                                             Treasurer (2001-2009), VP Distributors, Inc.
                                                             (f/k/a Phoenix Equity  Planning Corporation).
------------------------------------------------------------------------------------------------------------------
   Francis G. Waltman       Senior Vice President            Executive Vice President, Head of Product
   YOB: 1962                since 2008.                      Management (since 2009), Senior Vice President,
                                                             Asset Management Product Development (2008-
                                                             2009), Senior Vice President, Asset Management
                                                             Product Development (2005-2007), Virtus
                                                             Investment Partners, Inc. and/or certain of its
                                                             subsidiaries. Director (2008-present), Director
                                                             and Senior President (2006-2007), VP
                                                             Distributors, Inc. (f/k/a Phoenix Equity Planning
                                                             Corporation). Director and Senior Vice President,
                                                             Virtus Investment Advisers, Inc. (since 2008).
------------------------------------------------------------------------------------------------------------------
   Marc Baltuch             Vice President and               Chief Compliance Officer, Zweig-DiMenna
   c/o Zweig-DiMenna        Chief Compliance Officer         Associates LLC (1989-present). Vice President, and
   Associates, LLC          since 2004.                      Chief Compliance Officer, The Zweig Total Return
   900 Third Avenue                                          Fund, Inc. (2004-present). Vice President, and Chief
   New York, NY 10022                                        Compliance Officer, The Zweig Fund, Inc. (2004-
   YOB: 1945                                                 present). President and Director of Watermark
                                                             Securities, Inc. (1991-present). Assistant Secretary,
                                                             Gotham Advisors Inc. (1990-2005).
------------------------------------------------------------------------------------------------------------------
   W. Patrick Bradley       Chief Financial Officer          Senior Vice President, Fund Administration (since
   YOB: 1972                and Treasurer since 2005.        2009), Vice President, Fund Administration (2007-
                                                             2009), Second Vice President, Fund Control & Tax
                                                             (2004-2006), Virtus Investment Partners, Inc.
                                                             and/or certain of its subsidiaries. Vice President,
                                                             Chief Financial Officer, Treasurer and Principal
                                                             Accounting Officer (2006-present), Assistant
                                                             Treasurer (2004-2006), The Phoenix Edge Series
                                                             Fund. Chief Financial Officer and Treasurer (2005-
                                                             present), Assistant Treasurer (2004-2006), certain
                                                             funds within the Virtus Mutual Funds Family.
------------------------------------------------------------------------------------------------------------------
   Kevin J. Carr            Vice President, Chief Legal      Senior Vice President (since 2009), Counsel and
   YOB: 1954                Officer, Counsel and Secretary   Secretary (2008-present) and Vice President
                            since 2005.                      (2008-2009), Virtus Investment Partners, Inc.
                                                             and/or certain of its subsidiaries. Vice President
                                                             and Counsel, Phoenix Life Insurance Company
                                                             (2005-2008). Compliance Officer of Investments
                                                             and Counsel, Travelers Life & Annuity Company
                                                             (January 2005-May 2005). Assistant General
                                                             Counsel and certain other positions, The Hartford
                                                             Financial Services Group (1995-2005).
------------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668


TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and
  Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal
  Officer, Counsel and Secretary



INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services      1-800-243-1574
Adviser Consulting Group  1-800-243-4361
Telephone Orders          1-800-367-5877
Text Telephone            1-800-243-1926
Web site                      VIRTUS.COM




--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------

              [GRAPHIC OMITTED]                                    -------------
                   VIRTUS                                            PRSRT STD
                MUTUAL FUNDS                                       U.S. POSTAGE
                                                                       PAID
   c/o State Street Bank and Trust Company                         LANCASTER, PA
                P.O. Box 8301                                       PERMIT 1793
            Boston, MA 02266-8301                                  -------------


For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM



8011                                                11-09

                                                                          Annual
                                                                          Report

                                     VIRTUS
                                  MUTUAL FUNDS
--------------------------------------------------------------------------------



                    Virtus Multi-Sector Short Term Bond Fund




--------------------------------------------------------------------------------
TRUST NAME:              September 30, 2009        [Graphic Omitted] Eligible
VIRTUS                                             shareholders can sign up for
OPPORTUNITIES                                      eDelivery at Virtus.com
TRUST




NO BANK GUARANTEE                 NOT FDIC INSURED                MAY LOSE VALUE

                                TABLE OF CONTENTS

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
("Multi-Sector Short Term Bond Fund")


Message to Shareholders...................................................    1
Key Investment Terms and Footnote Legend..................................    3
Disclosure of Fund Expenses...............................................    5
Fund Summary..............................................................    7
Schedule of Investments...................................................   10
Statement of Assets and Liabilities.......................................   26
Statement of Operations...................................................   27
Statement of Changes in Net Assets........................................   28
Financial Highlights......................................................   30
Notes to Financial Statements.............................................   32
Report of Independent Registered Public Accounting Firm...................   41
Tax Information Notice....................................................   42
Fund Management Tables....................................................   43



--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------


This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS


Dear Fellow Shareholders of Virtus Mutual Funds:

[PHOTO OMITTED]

Investors who were calmed by the positive news from the financial markets in the second quarter of 2009 may have had a reason to regain some of their enthusiasm during the third quarter. There were numerous signs pointing to an end to the recession: gross domestic product grew by an annualized 3.5 percent, matching its average growth rate of the last 80 years; a measure of stability appeared in the housing market; consumer confidence inched up; and better-than-expected profits and rosier outlooks were reported by many corporations.

The capital markets continued their recovery during the quarter, with most major stock market indices up by double digits for the quarter. The S&P 500(R) Index was up 15.6 percent in the quarter and in late September was at its highest level in nearly a year. The Dow Jones Industrial Average(SM) increased 15.8 percent in the third quarter, and as of September 30 had improved by 13.5 percent for the year. These figures are even more encouraging when compared with market lows in early March and the double-digit losses both indices recorded during the first quarter of the year. Bonds also participated in the third-quarter rally, with the Barclays Capital U.S. Aggregate Bond Index ahead by 3.74 percent and the Barclays Capital U.S. Municipal Bond Index up 7.12 percent.

Although the Federal Open Market Committee acknowledged that "economic activity has picked up following its severe downturn," these recent gains should not unleash any 1990s-style market "exuberance." The strength and timing of a full recovery is yet to be realized. Unemployment rates that probably have not peaked remain a drag on consumer spending, and with an expected slowdown of the government's monetary and fiscal stimulus, some economists speculate that the growth from the second and third quarter may not be sustainable into next year.

These factors suggest this is an important time to rely on the experience of your personal financial adviser and the investment professionals who manage your assets in the Virtus Mutual Funds. We encourage you to carefully consider the commentary of our investment professionals on the following pages and meet with your adviser to review your portfolio and, when appropriate, adjust it to fit your current investment objectives and your tolerance for risk.

Our wide range of equity, fixed income, and alternative investments allow you to allocate your assets and design a portfolio tailored to your individual needs. Information about your investments is always available on our website, WWW.VIRTUS.COM, and from our customer service staff at 1-800-243-1574. While there are no guarantees in the world of investing, I can assure you that we will do our very best to meet your expectations.

On behalf of the entire team at Virtus Investment Partners, I thank you for entrusting your financial assets to us.

Sincerely,

/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

NOVEMBER 1, 2009


WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US AT WWW.VIRTUS.COM OR CALL OUR SHAREOWNER SERVICES GROUP, TOLL FREE, AT 1-800-243-1574.




PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                    KEY INVESTMENT TERMS AND FOOTNOTE LEGEND


KEY INVESTMENT TERMS

BANK OF AMERICA MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX The Bank of America Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

PIK (PAYMENT-IN-KIND SECURITY)
A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

PPIP (PUBLIC-PRIVATE INVESTMENT PROGRAM)
A plan designed to value and remove troubled assets from the balance sheet of troubled financial institutions in the U.S. Public-Private Investment Program consists mainly of two parts: a Legacy Loans Program and a Legacy Securities Program. The Legacy Loans Program uses FDIC guaranteed debt along with private equity to purchase troubled loans from banks. On the other hand, the Legacy Securities Program is designed to use funds from the Federal Reserve, Treasury and private investors to reignite the market for legacy securities. Legacy securities include certain mortgage-backed securities, asset-backed securities and other securitized assets that the government deems to be eligible for the program.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

TALF (TERM ASSET-BACKED SECURITIES LOAN FACILITY)
The TALF is intended to assist the credit markets in accommodating the credit needs of consumers and small businesses by facilitating the issuance of asset-backed securities (ABS) and improving the market conditions for ABS more generally.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

FOOTNOTE LEGEND

(1) Federal Income Tax Information: For tax information at September 30, 2009, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2) Amounts are less than $500 (not reported in thousands).
(3) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, these securities amounted to a value of $290,881 or 15.1% of net assets.
(5) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6) Illiquid security.
(7) Illiquid and restricted security. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(8) Security in default.



THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009


    We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the "Fund") you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and
(2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES

    The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
              DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009


EXPENSE TABLE
--------------------------------------------------------------------------------
                    Beginning           Ending                          Expenses
                     Account            Account         Annualized        Paid
                      Value              Value            Expense        During
                  April 1, 2009   September 30, 2009       Ratio         Period*
--------------------------------------------------------------------------------
MULTI-SECTOR SHORT TERM BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Class A              $1,000.00          $1,213.00            1.09%      $ 6.05
Class B               1,000.00           1,208.00            1.59         8.80
Class C               1,000.00           1,209.30            1.34         7.42
Class T               1,000.00           1,206.90            1.84        10.18
Class I               1,000.00           1,214.50            1.05         5.83

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A               1,000.00           1,019.54            1.09         5.53
Class B               1,000.00           1,017.00            1.59         8.07
Class C               1,000.00           1,018.27            1.34         6.80
Class T               1,000.00           1,015.73            1.84         9.34
Class I               1,000.00           1,019.74            1.05         5.33

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

  The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

  You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                 TICKER SYMBOLS:
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND                         Class A: NARAX
                                                                 Class B: PBARX
                                                                 Class C: PSTCX
                                                                 Class T: PMSTX
                                                                 Class I: PIMSX





[ ] MULTI-SECTOR SHORT TERM BOND FUND (THE "FUND") is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

[ ] For the fiscal year ended September 30, 2009, the Fund's Class A shares at NAV returned 14.91%; Class B shares returned 14.41%; Class C shares returned 14.75%; Class T shares returned 14.21%; and Class I shares returned 15.20%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 10.56%; and the Bank of America Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Fund's style-specific index appropriate for comparison, returned 13.10%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE BOND MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index returned 10.56% for the fiscal year ended September 30, 2009.

[ ] In the first 3 meetings of the fiscal year (one of which was an unscheduled inter-meeting) the Federal Reserve (the "Fed") cut the federal funds rate 1.75% from 2.00% to 0.25%. The Fed indicated that the additional rate cuts were necessary in response to the intensification of the financial crisis that increased the downside risk to growth and that inflationary pressures had started to moderate. In the remaining meetings during the fiscal year the Fed left rates unchanged citing concerns of downside risks to growth and near term economic weakness. However, the Fed cited in the last three meetings that the rate of economic contraction had slowed.

[ ] Since the beginning of the fiscal year the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

[ ] The credit markets during the fiscal year ending September 30, 2009 can be broken down into two distinct sub-sections; the 4th quarter of 2008 and the first three quarters of 2009. The credit markets during the 4th quarter of 2008 were extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. During 2008 and even more in the 4th quarter, the economy showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market. Despite the numerous efforts of the Fed to inject liquidity into the system these fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform all spread sectors during this time period.

[ ] During the first three quarters of 2009 the economy continued to show signs of weakening with rising unemployment, a deteriorating housing market, and declining retail sales and consumer confidence. While still at recessionary levels, the pace of the economic decline has slowed and in the 3rd quarter began to show signs of stabilizing with a modest improvement in the economic statistics. While economic conditions remain weak the improvement during the 3rd quarter coupled with better than expected 2nd quarter earnings gave market participants evidence that we may have turned the corner and will start seeing positive growth by the end of 2009. The implementation of numerous government programs announced during the first quarter such as PPIP, TALF, expanded quantitative easing via the Federal Reserve Bank's purchase of up to $1.75 trillion long dated U.S. Treasuries, agency debt, and agency Mortgage-backed Securities, coupled with the FASB decision to alter rules regarding mark to market accounting continue to help improve sentiment in all fixed income markets and inject liquidity into the system. The flight to quality over the past 18 months has reversed with U.S. Treasuries being outperformed by nearly all spread sectors during this period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The significant outperformance of fixed income spread sectors relative to U.S. Treasuries and agency debentures was the key driver of the funds' strong performance for the fiscal year. The Fund benefited from its overweight to spread product and lack of exposure to U.S. Treasuries and agency debentures; two factors that hurt performance in fiscal year ending September 30, 2008.

[ ] Among fixed income sectors, the fund's overweight to bank loans, corporate high yield, non-U.S. Dollar bonds, commercial mortgage-backed securities, and corporate high quality were all significant positive contributors to performance for the fiscal year.

[ ] The fund's allocation to non-agency residential mortgage-backed securities detracted the most from performance during the fiscal year. The underperformance took place during the 4th quarter of 2008; this sector has performed well so far in 2009.

     AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. THE FUND MAY INVEST IN HIGH YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK.


--------------------------------------------------------------------------------
                                Asset Allocations
                                -----------------

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2009.

Corporate Bonds                                                            41%
Mortgage-Backed Securities                                                 20
Foreign Government Securities                                              17
Loan Agreements                                                            12
Asset-Backed Securities                                                     6
U.S. Government Securities                                                  2
Other (includes short-term investments)                                     2
                                                                          ---
Total                                                                     100%
                                                                          ===
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09
--------------------------------------------------------------------------------


                                           1             5          10       Inception to     Inception
                                         Year          Years       Years        9/30/09          Date
--------------------------------------------------------------------------------------------------------
 CLASS A SHARES AT NAV(2)                14.91%        4.10%       5.63%          --                --
--------------------------------------------------------------------------------------------------------
 CLASS A SHARES AT POP(3,4)              12.33         3.63        5.39           --                --
--------------------------------------------------------------------------------------------------------
 CLASS B SHARES AT NAV(2)                14.41         3.55        5.10           --                --
--------------------------------------------------------------------------------------------------------
 CLASS B SHARES WITH CDSC(4)             12.91         3.55        5.10           --                --
--------------------------------------------------------------------------------------------------------
 CLASS C SHARES AT NAV(2)                14.75         3.81        5.43           --                --
--------------------------------------------------------------------------------------------------------
 CLASS T SHARES AT NAV(2)                14.21         3.30          --         3.45%           6/2/03
--------------------------------------------------------------------------------------------------------
 CLASS T SHARES WITH CDSC(4)             14.21         3.30          --         3.45            6/2/03
--------------------------------------------------------------------------------------------------------
 CLASS I SHARES AT NAV                   15.20           --          --         6.99            6/6/08
--------------------------------------------------------------------------------------------------------
 BARCLAYS CAPITAL U.S. AGGREGATE
 BOND INDEX                              10.56         5.13        6.30       NOTE 5            NOTE 5
--------------------------------------------------------------------------------------------------------
 BANK OF AMERICA MERRILL LYNCH
 1-2.99 YEAR MEDIUM QUALITY
 CORPORATE BONDS INDEX                   13.10         4.23        5.23       NOTE 6            NOTE 6
--------------------------------------------------------------------------------------------------------
 FUND EXPENSE RATIOS(7): A SHARES 1.08%; B SHARES 1.58%; C SHARES 1.33%; T SHARES 1.83%; I SHARES 0.83%.
--------------------------------------------------------------------------------------------------------

    ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT
    REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 2.25% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 2% TO 0% OVER A THREE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS T SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 4.60% FOR CLASS T (SINCE 6/2/03) AND 7.20% FOR CLASS I (SINCE 6/6/08).
(6) INDEX PERFORMANCE IS 3.87% FOR CLASS T (SINCE 6/2/03) AND 5.08% FOR CLASS I (SINCE 6/6/08).
(7) PER PROSPECTUS EFFECTIVE 1/31/09.


GROWTH OF $10,000 for periods ended 9/30
--------------------------------------------------------------------------------
This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                                                                        Bank of America
                                                                         Merrill Lynch
             Share        Share        Share      Barclays Capital    1-2.99 Year Medium
            Class A      Class B      Class C      U.S. Aggregate      Quality Corporate
           (1)(3)(4)     (1)(4)         (1)          Bond Index           Bonds Index
           ---------     -------      -------     ----------------    ------------------
9/30/99     $ 9,775      $10,000      $10,000         $10,000               $10,000
9/29/00      10,395       10,586       10,609          10,699                10,637
9/28/01      11,232       11,359       11,459          12,085                11,774
9/30/02      12,001       12,077       12,210          13,124                12,306
9/30/03      13,202       13,225       13,422          13,834                13,242
9/30/04      13,838       13,821       14,086          14,343                13,541
9/30/05      14,248       14,160       14,464          14,744                13,749
9/29/06      14,813       14,619       14,995          15,285                14,325
9/28/07      15,510       15,234       15,624          16,070                15,054
9/30/08      14,724       14,385       14,799          16,657                14,724
9/30/09      16,920       16,458       16,982          18,415                16,654

       For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend on page 3.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

U.S. GOVERNMENT SECURITIES--1.6%
U.S. Treasury Note
  2.875%, 6/30/10                     $     1,000            $    1,019
  1.750%, 8/15/12                          29,000                29,299
--------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $30,164)                                        30,318
--------------------------------------------------------------------------

MUNICIPAL BONDS--0.4%

CONNECTICUT--0.1%
Mashantucket Western
  Pequot Tribe Taxable
  Series A, 144A
  (NATL-RE Insured)
  6.910%, 9/1/12(4)                         2,515                 1,907
                                                             ----------

NEW YORK--0.1%
State Dormitory Authority 04-B
  3.350%, 12/15/09                          1,610                 1,618
                                                             ----------

SOUTH DAKOTA--0.0%
Educational Enhancement
  Funding Corp. Taxable
  Series 02-A
  6.720%, 6/1/25                              112                    96
                                                             ----------

VIRGINIA--0.2%
Tobacco Settlement Financing
  Corp. Taxable Series 07-A1
  6.706%, 6/1/46                            4,850                 3,464
                                                             ----------
--------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $8,748)                                          7,085
--------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--17.0%
Bolivarian Republic of Venezuela
  RegS 5.375%, 8/7/10(5)                    5,172                 5,030
  10.750%, 9/19/13                          4,920                 4,895
  8.500%, 10/8/14                           6,470                 5,791
  RegS 5.750%, 2/26/16(5)                  13,110                 9,701
  RegS 7.000%, 12/1/18(5)                   3,230                 2,301
Commonwealth of Australia
  Series 121,
  5.250%, 8/15/10                          47,455 AUD            42,335


                                       PAR VALUE               VALUE
                                      -----------            ----------

Commonwealth of Canada
  2.750%, 12/1/10                          50,751 CAD        $   48,554
Commonwealth of New
  Zealand Series 1111,
  6.000%, 11/15/11                         35,535 NZD            26,597
Federal Republic of
  Germany Series 147,
  2.500%, 10/8/10                          15,840 EUR            23,592
Federative Republic of Brazil
  7.875%, 3/7/15                      $     1,000                 1,179
  12.500%, 1/5/16                          30,264 BRL            18,962
  12.500%, 1/5/22                           8,000 BRL             5,012
Kingdom of Norway
  6.000%, 5/16/11                         130,100 NOK            23,669
  5.000%, 5/15/15                          41,119 NOK             7,565
Kingdom of Sweden
  Series 1048,
  4.000%, 12/1/09                          53,835 SEK             7,768
  Series 1045,
  5.250%, 3/15/11                          28,200 SEK             4,300
Republic of Argentina
  PIK Interest Capitalization
  8.280%, 12/31/33                         42,395                28,829
  Series GDP
  0.000%, 12/15/35(3)                      44,890                 3,210
Republic of Colombia
  12.000%, 10/22/15                    14,935,000 COP             9,211
Republic of Costa Rica 144A
  6.548%, 3/20/14(4)                        4,000                 4,300
Republic of Indonesia
  Series FR-23,
  11.000%, 12/15/12                    80,600,000 IDR             8,883
  Series FR-30,
  10.750%, 5/15/16                     40,550,000 IDR             4,505
Republic of Korea
  Series 1112,
  4.750%, 12/10/11                      9,050,000 KRW             7,738
Republic of Poland
  Series 0414,
  5.750%, 4/25/14                          23,825 PLZ             8,306
  6.375%, 7/15/19                           2,075                 2,331
Republic of South Africa
  6.875%, 5/27/19                             660                   736
Republic of Trinidad and
  Tobago RegS
  9.875%, 10/1/09(5)                        2,300                 2,300
Republic of Turkey
  0.000%, 2/2/11                           13,000 TRY             7,861

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

Russian Federation
  RegS 8.250%, 3/31/10(5)             $       135            $      139
  RegS 7.500%, 3/31/30(3)(5)                1,880                 2,033
--------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $302,914)                                      327,633
--------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES--20.1%

AGENCY--5.8%
FHLMC
  6.000%, 8/1/34                            1,537                 1,633
FNMA
  5.500%, 1/1/17                              561                   600
  6.000%, 5/1/17                              160                   172
  5.500%, 8/1/17                              117                   125
  4.500%, 4/1/18                            1,206                 1,274
  5.000%, 10/1/19                           2,115                 2,241
  5.500%, 2/1/20                              787                   837
  5.500%, 3/1/20                              835                   889
  5.500%, 3/1/20                              291                   309
  5.500%, 3/1/20                              860                   915
  5.500%, 3/1/20                            1,808                 1,923
  5.500%, 4/1/20                            1,332                 1,417
  5.000%, 6/1/20                            3,599                 3,805
  6.000%, 12/1/32                             247                   263
  5.500%, 2/1/33                              568                   598
  5.500%, 5/1/34                            2,402                 2,524
  6.000%, 8/1/34                            1,298                 1,382
  6.000%, 8/1/34                            1,657                 1,763
  6.000%, 10/1/34                           1,182                 1,256
  6.000%, 10/1/34                           2,032                 2,159
  5.500%, 11/1/34                           2,776                 2,917
  5.500%, 11/1/34                           1,892                 1,988
  6.000%, 11/1/34                           2,221                 2,360
  5.500%, 12/1/34                           1,304                 1,370
  5.500%, 1/1/35                            2,893                 3,040
  6.000%, 1/1/37                            3,281                 3,472
  6.000%, 1/1/37                            1,942                 2,054
  5.500%, 7/1/37                               20                    21
  6.000%, 7/1/37                            1,010                 1,068
  6.000%, 12/1/37                           4,911                 5,192
  5.500%, 3/1/38                            5,449                 5,708
  6.000%, 4/1/38                            3,454                 3,651
  5.000%, 5/1/38                            4,432                 4,585
  5.500%, 6/1/38                            2,066                 2,165
  5.500%, 9/1/38                            3,130                 3,278
  5.000%, 11/1/38                           6,063                 6,272


                                       PAR VALUE               VALUE
                                      -----------            ----------

AGENCY--CONTINUED
  5.500%, 12/1/38                     $     4,515            $    4,729
  4.500%, 2/1/39                            6,886                 6,985
  4.500%, 3/1/39                            6,721                 6,817
  4.500%, 7/1/39                           11,979                12,150
  4.500%, 8/1/39                            3,983                 4,040
  4.500%, 8/1/39                            1,996                 2,025
GNMA
  6.500%, 7/15/31                              43                    47
  6.500%, 8/15/31                             122                   132
  6.500%, 11/15/31                             88                    95
  6.500%, 2/15/32                              27                    30
  6.500%, 4/15/32                             124                   133
  6.500%, 4/15/32                             131                   141
                                                             ----------
                                                                112,550
                                                             ----------

NON-AGENCY--14.3%
American Tower Trust
  07-1A, C 144A
  5.615%, 4/15/37(4)                        3,685                 3,575
Banc of America Commercial
  Mortgage, Inc. 05-6, AM
  5.351%, 9/10/47(3)                        1,593                 1,363
Bear Stearns Commercial
  Mortgage Securities
  06-PW12, A4
  5.903%, 9/11/38(3)                        7,450                 7,233
  06-PW14, A4
  5.201%, 12/11/38                          1,500                 1,391
  05-PW10, A4
  5.405%, 12/11/40(3)                      11,300                11,107
  07-PW18, A4
  5.700%, 6/11/50                           4,635                 4,103
Citigroup-Deutsche Bank
  Commercial Mortgage Trust
  05-CD1, A4
  5.399%, 7/15/44(3)                        5,000                 4,931
  05-CD1, AM
  5.399%, 7/15/44(3)                        6,410                 5,447
  07-CD4, A4
  5.322%, 12/11/49                          6,465                 5,405
Countrywide Home Loan
  Mortgage Pass-Through Trust
  02-34, B2
  5.750%, 1/25/33(6)                        1,333                 1,004
  02-36, B2
  6.000%, 1/25/33(6)                        1,355                 1,035

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

NON-AGENCY--CONTINUED
Credit Suisse First Boston
  Mortgage Securities Corp.
  02-CKS4, B
  5.333%, 11/15/36                    $     5,000            $    4,930
  04-C5, A3
  4.499%, 11/15/37                          1,270                 1,223
Credit-Based Asset
  Servicing & Securitization LLC
  05-CB6, A3
  5.120%, 7/25/35(3)                        2,521                 2,086
Crown Castle Towers LLC
  05-1A, AFX 144A
  4.643%, 6/15/35(4)                        8,000                 8,000
  05-1A, B 144A
  4.878%, 6/15/35(4)                        6,510                 6,510
  06-1A, C 144A
  5.470%, 11/15/36(4)                       5,000                 4,975
First Plus Home Loan
  Trust 97-3, M2
  7.520%, 11/10/23                             25                    23
GE Capital Commercial
  Mortgage Corp.
  03-C1, C
  4.975%, 1/10/38(3)                        4,332                 4,119
  04-C3, A4
  5.189%, 7/10/39(3)                        3,500                 3,551
GMAC Commercial Mortgage
  Securities, Inc.
  04-C2, A3
  5.134%, 8/10/38                           1,200                 1,222
  04-C3, A4
  4.547%, 12/10/41                          4,820                 4,801
Greenwich Capital Commercial
  Funding Corp. 04-GG1, A7
  5.317%, 6/10/36(3)                        7,950                 8,044
GS Mortgage Securities
  Corp. II
  07-EOP, G 144A
  0.796%, 3/6/20(3)(4)                      5,840                 4,511
  07-EOP, H 144A
  0.894%, 3/6/20(3)(4)                      1,850                 1,417
  07-GG10, A4
  5.999%, 8/10/45(3)                       10,550                 8,719
GSR Mortgage Loan Trust
  05-5F, 2A2
  5.500%, 6/25/35                           8,830                 8,810
  05-AR6, 3A1
  4.558%, 9/25/35(3)                        4,569                 4,062


                                       PAR VALUE               VALUE
                                      -----------            ----------

NON-AGENCY--CONTINUED
IndyMac Index Mortgage
  Loan Trust
  07-AR2, B1
  5.773%, 6/25/37(3)                  $     4,732            $      170
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  05-LDP5, AM
  5.386%, 12/15/44(3)                       1,752                 1,502
  06-LDP7, A4
  6.065%, 4/15/45(3)                        1,350                 1,256
  06-LDP9, A3
  5.336%, 5/15/47                           7,450                 6,384
  07-LD12, A4
  5.882%, 2/15/51(3)                        8,029                 6,822
JPMorgan Mortgage Trust
  06-A1, B1
  5.340%, 2/25/36(3)                        7,645                   729
Lehman Brothers - UBS
  Commercial Mortgage Trust
  06-C3, AM
  5.712%, 3/15/39(3)                          945                   708
  07-C2, A2
  5.303%, 2/15/40                           4,527                 4,479
  07-C2, A3
  5.430%, 2/15/40                           2,705                 2,195
  05-C3, AM
  4.794%, 7/15/40                           7,460                 6,338
  07-C6, A2
  5.845%, 7/15/40                          11,125                11,123
  07-C7, A3
  5.866%, 9/15/45(3)                        8,800                 7,766
Merrill Lynch Mortgage
  Investors, Inc. 06-3, 2A1
  6.081%, 10/25/36(3)                       4,029                 3,460
Merrill Lynch Mortgage Trust
  06-C1, AM
  5.840%, 5/12/39(3)                        7,205                 5,445
  04-KEY2, A3
  4.615%, 8/12/39                           4,000                 3,844
Merrill Lynch-Countrywide
  Commercial Mortgage
  Trust 06-4, A3
  5.172%, 12/12/49(3)                       9,500                 8,002
Morgan Stanley Capital I
  06-IQ12, A4
  5.332%, 12/15/43                          8,000                 7,162
  07-IQ14, A4
  5.692%, 4/15/49(3)                        9,720                 7,950

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

NON-AGENCY--CONTINUED
Morgan Stanley Mortgage
  Loan Trust 05-5AR, 4A1
  5.505%, 9/25/35(3)                  $     1,933            $    1,291
PNC Mortgage Acceptance
  Corp. 00-C2, A2
  7.300%, 10/12/33                            192                   198
Prudential Securities Secured
  Financing Corp.
  99-NRF1, F 144A
  6.074%, 11/1/31(4)                        5,000                 4,973
Residential Funding Mortgage
  Securities I, Inc.
  06-S4, A2
  6.000%, 4/25/36                           5,485                 4,662
SBA Commercial Mortgage
  Backed Securities Trust
  06-1A, A 144A
  5.314%, 11/15/36(4)                       7,450                 7,413
  06-1A, B 144A
  5.451%, 11/15/36(4)                       2,875                 2,846
Timberstar Trust 06-1A, A 144A
  5.668%, 10/15/36(4)                       2,240                 2,038
Wachovia Bank Commercial
  Mortgage Trust
  04-C12, A2
  5.001%, 7/15/41                          10,030                10,184
  07-C30, A5
  5.342%, 12/15/43                          6,935                 5,277
  05-C22, AM
  5.489%, 12/15/44(3)                         720                   613
  07-C33, A4
  6.100%, 2/15/51(3)                        8,940                 7,361
Wachovia Mortgage Loan
  Trust LLC 06-A, B1
  5.331%, 5/20/36(3)                        3,421                   305
Washington Mutual Mortgage
  Pass-Through Certificates
  06-AR16, 1A1
  5.565%, 12/25/36(3)                       5,720                 4,033
  00-1, M3
  2.496%, 1/25/40(3)                           85                    30


                                       PAR VALUE               VALUE
                                      -----------            ----------

NON-AGENCY--CONTINUED
Wells Fargo Mortgage-Backed
  Securities Trust
  04-R, 2A1
  3.003%, 9/25/34(3)                  $     3,366            $    3,203
  04-EE, 2A3
  3.299%, 12/25/34(3)                       1,672                 1,238
  06-AR2, B1
  5.034%, 3/25/36(3)                       13,907                 1,451
  06-AR10, 5A3
  5.592%, 7/25/36(3)                       12,521                 9,239
                                                             ----------
                                                                275,287
--------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $406,999)                                      387,837
--------------------------------------------------------------------------

ASSET-BACKED SECURITIES--6.3%
American General Mortgage
  Loan Trust 06-1, A2 144A
  5.750%, 12/25/35(3)(4)                    4,914                 4,856
Avis Budget Rental Car Funding
  AESOP LLC 09-2A, A 144A
  5.680%, 2/20/14(4)                        9,825                 9,824
Banc of America Securities
  Auto Trust 06-G1, B
  5.340%, 2/18/11                           4,855                 4,993
Bay View Auto Trust 05-LJ1, A4
  4.090%, 5/25/12                           1,338                 1,335
Bayview Financial Acquisition
  Trust 06-B, 1A2
  5.800%, 4/28/36(3)                        3,871                 3,456
Bombardier Capital Mortgage
  Securitization Corp. 99-A, A3
  5.980%, 1/15/18(3)                        2,677                 1,914
Bosphorus Financial Services
  Ltd. 144A
  2.240%, 2/15/12(3)(4)                     1,250                 1,101
Capital Auto Receivables
  Asset Trust 06-1, D 144A
  7.160%, 1/15/13(4)                        2,000                 2,013
Carmax Auto Owner Trust
  07-2, B
  5.370%, 3/15/13                          10,025                 9,684
Chase Funding Mortgage
  Loan Asset-Backed
  Certificates 04-1,1A4
  4.111%, 8/25/30                           2,078                 1,949

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

Citicorp Residential Mortgage
  Securities, Inc. 07-2, A4
  6.538%, 6/25/37(3)                  $     5,000            $    4,121
Conseco Finance
  Securitizations Corp. 01-3, A4
  6.910%, 5/1/33(3)                        11,071                 9,404
Daimler Chrysler Auto
  Trust 08-B, A4A
  5.320%, 11/10/14                          9,620                10,038
Dunkin Securitization
  06-1, M1 144A
  8.285%, 6/20/31(4)                        6,345                 5,205
FMAC Loan Receivables
  Trust 98-CA, A2 144A
  6.660%, 9/15/20(4)                        1,624                 1,486
GMAC Mortgage Corp.
  Loan Trust
  05-HE2, A3
  4.622%, 11/25/35(3)                         155                   151
  06-HE2, A3
  6.320%, 5/25/36(3)                       11,335                 5,829
GreenTree Financial Corp.
  08-MH1, A1 144A
  7.000%, 4/25/38(3)(4)                     3,722                 3,787
Harley-Davidson Motorcycle Trust
  06-3, B
  5.430%, 11/15/14                          1,340                 1,347
  07-2, C
  5.410%, 8/15/15                          11,000                 9,383
Home Equity Asset Trust
  144A Net Interest Margin
  06-7, A
  6.000%, 2/25/37(4)                        2,119                    --(2)
Hyundai Auto Receivables Trust
  06-A, D
  5.520%, 11/15/12                            433                   436
IndyMac Manufactured
  Housing Contract 98-1, A3
  6.370%, 9/25/28                           2,010                 1,383
Long Grove Collateral
  Loan Obligation Ltd.
  PIK Interest Capitalization
  04-1A, C 144A
  2.793%, 5/25/16(3)(4)(7)                  1,626                   222
  04-1A, D 144A
  7.411%, 5/25/16(3)(4)(7)                    519                    36
Merrill Auto Trust
  Securitization 07-1, B
  5.790%, 12/15/13                          3,476                 3,381


                                       PAR VALUE               VALUE
                                      -----------            ----------

Renaissance Home Equity
  Loan Trust
  05-3, AF4
  5.140%, 11/25/35(3)                 $     5,380            $    3,973
Residential Funding
  Mortgage Securities II, Inc.
  04-HI3, A5
  5.480%, 6/25/34(3)                        6,432                 4,312
  06-HI2, A3
  5.790%, 2/25/36                           1,510                   969
  07-HI1, A2
  5.640%, 3/25/37                          10,000                 8,541
  07-HSA3, AI2
  5.890%, 6/25/37(3)                        3,059                 2,781
Vanderbuilt Acquisition
  Loan Trust 02-1, A3
  5.700%, 9/7/23(3)                            23                    23
Wachovia Auto Loan
  Owner Trust 06-2A, E 144A
  7.050%, 5/20/14(4)                        5,000                 4,344
--------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $139,497)                                      122,277
--------------------------------------------------------------------------

CORPORATE BONDS--41.1%

CONSUMER DISCRETIONARY--3.3%
Ameristar Casinos, Inc. 144A
  9.250%, 6/1/14(4)                           350                   365
AutoZone, Inc.
  5.750%, 1/15/15                           4,420                 4,706
Best Buy Co., Inc.
  6.750%, 7/15/13                           2,055                 2,201
Brunswick Corp.
  11.750%, 8/15/13                          5,419                 5,649
COX Communications, Inc.
  4.625%, 6/1/13                            5,620                 5,838
Daimler Finance North
  America LLC
  6.500%, 11/15/13                          3,390                 3,652
DigitalGlobe, Inc. 144A
  10.500%, 5/1/14(4)                          700                   745
DIRECTV Holdings LLC/
  DIRECTV Financing
  Co., Inc.
  6.375%, 6/15/15                           6,740                 6,858
Ford Motor Credit Co. LLC
  8.000%, 6/1/14                            4,865                 4,680

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

CONSUMER DISCRETIONARY--CONTINUED
Harrah's Operating
  Co., Inc. 144A
  11.250%, 6/1/17(4)                  $     2,260            $    2,294
Horton (D.R.), Inc.
  4.875%, 1/15/10                           2,500                 2,503
Hyatt Hotels Corp. 144A
  5.750%, 8/15/15(4)                          900                   918
International Game Technology
  7.500%, 6/15/19                           1,115                 1,236
Landry's Restaurants, Inc.
  14.000%, 8/15/11                          3,115                 3,142
MGM MIRAGE 144A
  10.375%, 5/15/14(4)                         160                   172
Mobile Mini, Inc.
  6.875%, 5/1/15                              540                   495
QVC, Inc. 144A
  7.500%, 10/1/19(4)                        2,710                 2,727
Scientific Games Corp. 144A
  7.875%, 6/15/16(4)                          810                   804
Scientific Games International,
  Inc. 144A
  9.250%, 6/15/19(4)                        1,570                 1,641
Seminole Hard Rock
  Entertainment, Inc./Seminole
  Hard Rock International
  LLC 144A
  2.799%, 3/15/14(3)(4)                       767                   621
Seneca Gaming Corp. Series B
  7.250%, 5/1/12                              131                   122
Staples, Inc.
  9.750%, 1/15/14                             905                 1,087
Starwood Hotels & Resort
  Worldwide, Inc.
  6.250%, 2/15/13                           2,815                 2,787
Time Warner Cable, Inc.
  6.200%, 7/1/13                            2,915                 3,176
Time Warner, Inc.
  6.875%, 5/1/12                            1,500                 1,651
Videotron Ltee
  6.375%, 12/15/15                          3,500                 3,360
                                                             ----------
                                                                 63,430
                                                             ----------

CONSUMER STAPLES--1.3%
Altria Group, Inc.
  8.500%, 11/10/13                          2,775                 3,219
BAT International Finance
  plc 144A
  9.500%, 11/15/18(4)                       1,410                 1,829


                                       PAR VALUE               VALUE
                                      -----------            ----------

CONSUMER STAPLES--CONTINUED
Cargill, Inc. 144A
  5.600%, 9/15/12(4)                  $     4,845            $    5,199
Georgia-Pacific LLC 144A
  7.125%, 1/15/17(4)                        3,525                 3,463
Kroger Co. (The)
  8.050%, 2/1/10                            1,860                 1,901
Tyson Foods, Inc.
  10.500%, 3/1/14                             940                 1,069
Yankee Acquisition Corp.
  Series B,
  8.500%, 2/15/15                           7,915                 7,480
                                                             ----------
                                                                 24,160
                                                             ----------

ENERGY--5.8%
Anadarko Petroleum Corp.
  8.700%, 3/15/19                           3,550                 4,245
Buckeye Partners LP
  6.050%, 1/15/18                             854                   893
Canadian Natural
  Resources Ltd.
  4.900%, 12/1/14                           2,916                 3,062
Cenovus Energy, Inc. 144A
  4.500%, 9/15/14(4)                        1,968                 2,011
Denbury Resources, Inc.
  7.500%, 12/15/15                          4,952                 4,940
Gaz Capital SA 144A
  7.343%, 4/11/13(4)                        2,000                 2,123
Gazprom International SA 144A
  7.201%, 2/1/20(4)                         2,089                 2,152
Gazprom OAO (Gaz Capital SA)
  144A 6.212%, 11/22/16(4)                 10,405                 9,989
  144A 6.510%, 3/7/22(4)                    3,235                 2,964
Halliburton Co.
  5.500%, 10/15/10                          1,225                 1,278
Helix Energy Solutions
  Group, Inc. 144A
  9.500%, 1/15/16(4)                          692                   695
KazMunaiGaz Finance
  Sub BV 144A
  8.375%, 7/2/13(4)                         3,900                 4,153
Kinder Morgan Energy
  Partners LP
  6.850%, 2/15/20                           2,545                 2,780
Knight, Inc.
  6.500%, 9/1/12                            3,545                 3,660

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

ENERGY--CONTINUED
Korea National Oil Corp. 144A
  5.375%, 7/30/14(4)                  $     4,345            $    4,457
NAK Naftogaz Ukrainy
  (Standard Bank London
  Holdings plc)
  8.125%, 9/30/09(8)                        2,900                 2,537
Noble Energy, Inc.
  8.250%, 3/1/19                            3,675                 4,436
Pacific Energy Partners LP/
  Pacific Energy Finance Corp.
  7.125%, 6/15/14                           2,900                 3,003
Pemex Project Funding Master
  Trust 144A
  1.599%, 6/15/10(3)(4)                     1,500                 1,492
Petro-Canada
  6.050%, 5/15/18                           1,200                 1,257
PetroHawk Energy Corp. 144A
  10.500%, 8/1/14(4)                        3,885                 4,196
Pride International, Inc.
  8.500%, 6/15/19                           4,065                 4,471
Seacor Holdings, Inc.
  7.375%, 10/1/19                           2,200                 2,210
Smith International, Inc.
  9.750%, 3/15/19                           2,755                 3,399
Swift Energy Co.
  7.625%, 7/15/11                           4,875                 4,875
Tesoro Corp.
  6.250%, 11/1/12                           4,340                 4,275
Transcontinental Gas Pipe
  Line Corp. Series B
  7.000%, 8/15/11                           3,865                 4,182
Weatherford International Ltd.
  9.625%, 3/1/19                            4,110                 5,145
Western Refining, Inc.
  144A
  10.750%, 6/15/14(3)(4)                    3,285                 3,137
  144A
  11.250%, 6/15/17(4)                       2,465                 2,342
Williams Cos., Inc. (The)
  7.125%, 9/1/11                            2,500                 2,652
XTO Energy, Inc.
  5.900%, 8/1/12                            1,980                 2,138
  5.750%, 12/15/13                          5,910                 6,384
                                                             ----------
                                                                111,533
                                                             ----------


                                       PAR VALUE               VALUE
                                      -----------            ----------

FINANCIALS--16.7%
Aflac, Inc.
  8.500%, 5/15/19                     $     1,059            $    1,262
Alfa Invest Ltd. 144A
  9.250%, 6/24/13(4)                        4,940                 4,854
Allstate Corp.
  6.125%, 5/15/37(3)                        4,730                 3,831
American Express Credit Corp.
  5.875%, 5/2/13                            4,805                 5,095
  Series C,
  7.300%, 8/20/13                           2,600                 2,883
  5.125%, 8/25/14                             840                   869
American Honda Finance
  Corp. 144A
  6.700%, 10/1/13(4)                        4,850                 5,283
Assurant, Inc.
  5.625%, 2/15/14                           4,060                 4,178
Atlantic Finance Ltd. 144A
  8.750%, 5/27/14(4)                        4,800                 5,131
Avalonbay Communities, Inc.
  5.700%, 3/15/17                           2,950                 3,013
Bank of America Corp.
  7.400%, 1/15/11                           3,815                 4,006
  4.750%, 8/15/13                           3,000                 3,040
  5.420%, 3/15/17                           3,700                 3,535
Barclays Bank plc
  5.200%, 7/10/14                           4,110                 4,341
  6.750%, 5/22/19                           4,130                 4,619
Bear Stearns Cos., Inc. LLC (The)
  7.250%, 2/1/18                            4,365                 4,985
Berkley (WR) Corp.
  5.125%, 9/30/10                           2,000                 2,014
Brandywine Operating
  Partnership LP
  7.500%, 5/15/15                           4,305                 4,307
Chubb Corp.
  6.375%, 3/29/67(3)                        4,730                 4,257
CIT Group, Inc.
  4.750%, 12/15/10                          4,295                 2,967
Citigroup, Inc.
  5.000%, 9/15/14                           3,200                 3,045
  4.875%, 5/7/15                           15,710                14,673
CME Group, Inc.
  5.400%, 8/1/13                            2,450                 2,648
Colonial Realty LP
  4.800%, 4/1/11                            1,442                 1,400
Corporacion Andina de
  Fomento
  5.200%, 5/21/13                           1,000                 1,040

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

FINANCIALS--CONTINUED
Credit Suisse New York
  5.000%, 5/15/13                     $     4,335            $    4,588
Deutsche Bank Financial LLC
  5.375%, 3/2/15                            2,933                 2,981
ERAC USA Finance Co. 144A
  5.800%, 10/15/12(4)                         805                   835
Export-Import Bank of Korea
  8.125%, 1/21/14                           1,480                 1,695
  5.875%, 1/14/15                           4,625                 4,876
Fideicomiso Petacalco Trust
  144A 10.160%, 12/23/09(4)                   724                   721
Fifth Third Bancorp
  6.250%, 5/1/13                            1,770                 1,826
First Tennessee Bank N.A.
  0.590%, 2/14/11(3)                        4,575                 4,232
  4.625%, 5/15/13                           2,220                 1,917
Ford Motor Credit Co. LLC
  9.875%, 8/10/11                           3,480                 3,531
  3.260%, 1/13/12(3)                        2,000                 1,802
  7.500%, 8/1/12                              800                   769
  8.700%, 10/1/14                             735                   721
GMAC, Inc.
  144A 6.875%, 9/15/11(4)                   2,662                 2,542
  144A 6.750%, 12/1/14(4)                     552                   475
Goldman Sachs Group, Inc. (The)
  5.350%, 1/15/16                           3,225                 3,331
  5.950%, 1/18/18                           2,759                 2,862
  7.500%, 2/15/19                           2,451                 2,803
HBOs plc 144A
  6.750%, 5/21/18(4)                          685                   611
Hertz Corp. (The)
  8.875%, 1/1/14                            2,595                 2,634
Host Hotels & Resorts LP
  144A 9.000%, 5/15/17(4)                     875                   932
ICICI Bank Ltd. 144A
  5.750%, 11/16/10(4)                       4,775                 4,864
International Lease Finance Corp.
  4.750%, 1/13/12                           1,120                   950
  5.300%, 5/1/12                            5,375                 4,518
Invesco Ltd.
  4.500%, 12/15/09                          2,750                 2,759
JPMorgan Chase & Co.
  5.750%, 1/2/13                            4,945                 5,278
  6.300%, 4/23/19                           3,550                 3,876
  Series 1,
  7.900%, 4/29/49(3)                        3,360                 3,226
Kazkommerts International
  BV RegS
  8.000%, 11/3/15(5)                        1,000                   820


                                       PAR VALUE               VALUE
                                      -----------            ----------

FINANCIALS--CONTINUED
KeyBank NA
  5.700%, 8/15/12                     $     1,800            $    1,772
  7.413%, 5/6/15                            1,000                 1,002
  4.950%, 9/15/15                           1,295                 1,185
KeyCorp
  6.500%, 5/14/13                           2,925                 2,994
Kimco Realty Corp.
  4.820%, 8/15/11                           1,945                 1,965
Kookmin Bank 144A
  7.250%, 5/14/14(4)                        5,700                 6,291
Korea Development Bank
  5.300%, 1/17/13                           1,113                 1,156
Lincoln National Corp.
  8.750%, 7/1/19                            2,340                 2,706
MassMutual Global
  Funding II 144A
  3.500%, 3/15/10(4)                        1,750                 1,761
Merrill Lynch & Co., Inc.
  6.150%, 4/25/13                           3,925                 4,153
MetLife, Inc.
  6.750%, 6/1/16                              910                 1,016
Metropolitan Life Global
  Funding I 144A
  5.125%, 6/10/14(4)                        1,160                 1,212
Morgan Stanley
  6.000%, 5/13/14                           1,970                 2,097
  144A 10.090%, 5/3/17(4)                  10,525 BRL             5,347
National Australia Bank Ltd.
  144A 5.350%, 6/12/13(4)                   9,715                10,359
Nationwide Health
  Properties, Inc.
  6.250%, 2/1/13                            4,825                 4,887
Northern Trust Corp.
  5.500%, 8/15/13                           2,775                 3,042
Nuveen Investment, Inc.
  144A 10.500%, 11/15/15(4)                   800                   696
OJSC AK Transneft
  (TransCapitalInvest Ltd.)
  144A 5.670%, 3/5/14(4)                    5,715                 5,561
Petroplus Finance Ltd.
  144A 6.750%, 5/1/14(4)                    2,715                 2,555
Piper Jaffray Equipment Trust
  Securities 144A
  6.000%, 9/10/11(4)                        6,370                 6,083
PNC Funding Corp.
  5.400%, 6/10/14                           4,708                 5,058
  5.625%, 2/1/17                            3,130                 3,080
Principal Financial Group, Inc.
  7.875%, 5/15/14                           2,595                 2,868

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

FINANCIALS--CONTINUED
Principal Life Global
  Funding I 144A
  4.400%, 10/1/10(4)                  $     1,500            $    1,516
Prologis
  7.625%, 8/15/14                           5,275                 5,391
  6.625%, 5/15/18                           1,110                 1,025
Prudential Financial, Inc.
  4.750%, 9/17/15                           4,770                 4,736
Russian Agricultural Bank OJSC
  (RSHB Capital SA)
  144A 9.000%, 6/11/14(4)                     780                   855
  144A 6.299%, 5/15/17(4)                   2,905                 2,774
Simon Property Group LP
  4.600%, 6/15/10                           3,825                 3,863
  5.600%, 9/1/11                            2,775                 2,889
SLM Corp.
  0.000%, 2/1/10(3)                         8,000                 7,771
Textron Financial Corp.
  5.125%, 11/1/10                           3,865                 3,867
TNK-BP Finance SA
  RegS 6.125%, 3/20/12(5)                   4,210                 4,231
  144A 7.500%, 3/13/13(4)                   1,750                 1,774
Trustreet Properties, Inc.
  7.500%, 4/1/15                            1,215                 1,296
UNUM Group
  7.125%, 9/30/16                           1,130                 1,143
Wachovia Bank NA
  5.000%, 8/15/15                           2,600                 2,507
Wachovia Corp.
  5.300%, 10/15/11                          4,870                 5,160
WEA Finance LLC/
  WT Finance Australia 144A
  5.750%, 9/2/15(4)                         5,425                 5,460
Wells Fargo & Co.
  4.375%, 1/31/13                             800                   826
Westpac Banking Corp.
  4.200%, 2/27/15                           4,920                 5,001
Woori Bank 144A
  7.000%, 2/2/15(4)                         4,000                 4,313
XL Capital Ltd.
  5.250%, 9/15/14                           4,335                 4,255
Zions Bancorporation
  7.750%, 9/23/14                           1,880                 1,683
                                                             ----------
                                                                321,433
                                                             ----------

HEALTH CARE--0.8%
CareFusion Corp. 144A
  5.125%, 8/1/14(4)                         2,940                 3,068


                                       PAR VALUE               VALUE
                                      -----------            ----------

HEALTH CARE--CONTINUED
Express Scripts, Inc.
  6.250%, 6/15/14                     $     1,775            $    1,951
Fisher Scientific International, Inc.
  6.750%, 8/15/14                             985                 1,020
  6.125%, 7/1/15                            2,125                 2,207
HCA, Inc.
  9.125%, 11/15/14                          1,739                 1,800
Medco Health Solutions, Inc.
  7.250%, 8/15/13                           1,000                 1,119
Select Medical Corp.
  7.625%, 2/1/15                            2,820                 2,654
U.S. Oncology, Inc. 144A
  9.125%, 8/15/17(4)                        1,263                 1,336
Valeant Pharmaceuticals
  International 144A
  8.375%, 6/15/16(4)                          417                   425
                                                             ----------
                                                                 15,580
                                                             ----------

INDUSTRIALS--2.6%
American Airlines, Inc.
  99-1, 7.024%, 10/15/09                    2,925                 2,918
  01-1, 6.977%, 5/23/21                     8,373                 6,699
Continental Airlines, Inc. 98-1A,
  6.648%, 3/15/19                           2,106                 1,980
Delta Air Lines, Inc. 00-A1,
  7.379%, 11/18/11                          5,824                 5,736
Esco Corp. 144A
  8.625%, 12/15/13(4)                       1,725                 1,699
General Cable Corp.
  2.972%, 4/1/15(3)                         3,375                 2,978
Hutchison Whampoa
  International Ltd. 144A
  4.625%, 9/11/15(4)                        3,900                 3,871
Ingersoll-Rand Global
  Holdings Co. Ltd.
  9.500%, 4/15/14                           1,410                 1,666
L-3 Communications Corp.
  7.625%, 6/15/12                           4,020                 4,085
  Series B,
  6.375%, 10/15/15                            925                   939
Owens Corning, Inc.
  6.500%, 12/1/16                           3,150                 3,078
Smiths Group plc 144A
  7.200%, 5/15/19(4)                        1,700                 1,846
Steelcase, Inc.
  6.500%, 8/15/11                           2,825                 2,832
Toledo Edison Co. (The)
  7.250%, 5/1/20                            1,360                 1,602

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

INDUSTRIALS--CONTINUED
Tyco International Finance SA
  4.125%, 10/15/14                    $     1,000            $      996
United Airlines, Inc. 00-2A,
  7.032%, 10/1/10                           1,379                 1,362
United Rentals North America, Inc.
  6.500%, 2/15/12                           4,065                 4,095
  144A 10.875%, 6/15/16(4)                  1,772                 1,905
USG Corp. 144A
  9.750%, 8/1/14(4)                           701                   736
                                                             ----------
                                                                 51,023
                                                             ----------

INFORMATION TECHNOLOGY--1.4%
Agilent Technologies, Inc.
  5.500%, 9/14/15                           2,185                 2,247
Corning, Inc.
  6.625%, 5/15/19                             850                   930
Intuit, Inc.
  5.750%, 3/15/17                           1,334                 1,395
National Semiconductor Corp.
  6.600%, 6/15/17                           3,330                 3,296
NXP BV/NXP Funding LLC
  3.259%, 10/15/13(3)                       3,040                 2,208
Seagate Technology HDD
  Holdings, Inc.
  6.375%, 10/1/11                           3,950                 3,970
SunGard Data Systems, Inc.
  9.125%, 8/15/13                           5,426                 5,507
Tyco Electronic Group SA
  6.000%, 10/1/12                           1,515                 1,603
Xerox Corp.
  5.650%, 5/15/13                           4,345                 4,521
  8.250%, 5/15/14                             444                   505
                                                             ----------
                                                                 26,182
                                                             ----------

MATERIALS--4.9%
Airgas, Inc.
  4.500%, 9/15/14                           1,512                 1,539
Allegheny Technologies, Inc.
  9.375%, 6/1/19                            7,245                 8,203
Anglo American Capital plc 144A
  9.375%, 4/8/19(4)                         1,950                 2,369
ArcelorMittal
  5.375%, 6/1/13                            4,825                 4,933
  9.000%, 2/15/15                           2,560                 2,944
Barrick Gold Financeco LLC
  6.125%, 9/15/13                           4,500                 4,946


                                       PAR VALUE               VALUE
                                      -----------            ----------

MATERIALS--CONTINUED
Bemis Co., Inc.
  5.650%, 8/1/14                      $       980            $    1,040
Catalyst Paper Corp.
  Series D
  8.625%, 6/15/11                           4,000                 2,780
Commercial Metals Co.
  7.350%, 8/15/18                           7,760                 8,193
CRH America, Inc.
  5.625%, 9/30/11                           3,500                 3,636
  8.125%, 7/15/18                           4,770                 5,363
Domtar Corp.
  5.375%, 12/1/13                           2,625                 2,540
  7.125%, 8/15/15                           2,185                 2,152
Dow Chemical Co. (The)
  7.600%, 5/15/14                           2,950                 3,263
  5.900%, 2/15/15                           2,950                 3,028
Georgia Pacific Corp. LLC
  7.700%, 6/15/15                           4,820                 4,892
International Paper Co.
  9.375%, 5/15/19                           5,330                 6,241
Nalco Co.
  8.875%, 11/15/13                          1,630                 1,683
Norske Skog Canada Ltd.
  7.375%, 3/1/14                            1,055                   564
Nova Chemicals Corp.
  4.538%, 11/15/13(3)                       9,949                 8,830
Rock-Tenn Co.
  9.250%, 3/15/16                             125                   134
Sappi Pappier Holding
  AG 144A
  6.750%, 6/15/12(4)                        5,000                 4,631
Steel Dynamics, Inc.
  7.375%, 11/1/12                           1,528                 1,551
Vedanta Resources plc 144A
  8.750%, 1/15/14(4)                        3,400                 3,409
Verso Paper Holdings LLC/
  Verso Paper, Inc.
  144A 11.500%, 7/1/14(4)                   3,650                 3,760
  Series B,
  4.233%, 8/1/14(3)                         2,570                 1,606
                                                             ----------
                                                                 94,230
                                                             ----------

TELECOMMUNICATION SERVICES--2.7%
AT&T Corp.
  7.300%, 11/15/11                          3,015                 3,340
Axtel S.A.B de C.V. 144A
  9.000%, 9/22/19(4)                          750                   765

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

TELECOMMUNICATION SERVICES--CONTINUED
Cincinnati Bell, Inc.
  8.250%, 10/15/17                    $     1,760            $    1,735
Cricket Communications, Inc. 144A
  7.750%, 5/15/16(4)                          965                   984
Deutsche Telekom International
  Finance BV
  8.500%, 6/15/10                           1,000                 1,048
Embarq Corp.
  6.738%, 6/1/13                            2,385                 2,586
Nextel Communications, Inc.
  Series E
  6.875%, 10/31/13                          5,590                 5,213
  Series D
  7.375%, 8/1/15                            2,095                 1,891
OJSC Vimpel Communications
  (VIP Finance Ireland Ltd.) 144A
  8.375%, 4/30/13(4)                        1,400                 1,463
Qwest Capital Funding, Inc.
  7.250%, 2/15/11                           4,000                 4,020
Qwest Corp.
  7.875%, 9/1/11                            5,220                 5,383
Rogers Communications, Inc.
  8.000%, 12/15/12                            700                   723
Telecom Italia Capital SA
  6.175%, 6/18/14                           4,900                 5,315
Verizon Wireless Capital LLC
  144A 3.750%, 5/20/11(4)                   4,850                 5,004
  144A 5.550%, 2/1/14(4)                    4,090                 4,420
Virgin Media Finance plc
  Series 1,
  9.500%, 8/15/16                           2,575                 2,723
Wind Acquisition Finance SA 144A
  11.750%, 7/15/17(4)                       2,450                 2,774
Windstream Corp. 144A
  7.875%, 11/1/17(4)                        3,620                 3,620
                                                             ----------
                                                                 53,007
                                                             ----------


                                       PAR VALUE               VALUE
                                      -----------            ----------

UTILITIES--1.6%
Allegheny Energy Supply Co.
  LLC 144A
  8.250%, 4/15/12(4)                  $     1,860            $    2,049
AmeriGas Partners LP
  7.250%, 5/20/15                             860                   843
Enel Finance International
  S.A. 144A
  3.875%, 10/7/14(4)                        2,000                 1,995
FPL Group Capital, Inc.
  5.350%, 6/15/13                           1,000                 1,078
Israel Electric Corp. Ltd. 144A
  7.250%, 1/15/19(4)                        2,285                 2,436
Korea Electric Power Corp. 144A
  5.500%, 7/21/14(4)                        3,420                 3,578
Korea Gas Corp. 144A
  6.000%, 7/15/14(4)                        2,000                 2,108
Majapahit Holding BV 144A
  7.250%, 6/28/17(4)                        1,550                 1,589
Midwest Generation LLC
  Series B
  8.560%, 1/2/16                            1,594                 1,618
NiSource Finance Corp.
  7.875%, 11/15/10                          3,440                 3,619
Northeast Utilities
  5.650%, 6/1/13                            3,950                 4,078
ONEOK Partners LP
  5.900%, 4/1/12                              980                 1,032
PSE&G Energy Holdings Co.
  8.500%, 6/15/11                           2,250                 2,394
Sempra Energy
  6.500%, 6/1/16                            1,760                 1,945
Texas Competitive Electric
  Holdings Co. LLC
  Series A
  10.250%, 11/1/15                          1,390                 1,008
                                                             ----------
                                                                 31,370
--------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $756,311)                                      791,948
--------------------------------------------------------------------------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

CONVERTIBLE BONDS--0.1%

HEALTH CARE--0.1%
Par Pharmaceutical Cos., Inc. Cv.
  2.875%, 9/30/10                     $     1,195            $    1,171
                                                             ----------
-----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,140)                                          1,171
-----------------------------------------------------------------------

LOAN AGREEMENTS(3)--12.1%

CONSUMER DISCRETIONARY--4.5%
AMF Bowling Worldwide, Inc.
  Tranche B,
  3.047%, 5/17/13                           1,966                 1,677
Building Materials Holding Corp.
  Tranche B,
  6.500%, 11/10/11(8)                       3,063                   975
Building Materials Holding
  Corp. of America Tranche
  3.063%, 2/22/14                             746                   686
Cengage Learning Acquisitions,
  Inc. Tranche
  2.775%, 7/5/14                            7,104                 6,447
Ceridian Corp. Tranche
  3.447%, 11/8/14                           6,650                 5,899
Charter Communications
  Operating LLC Tranche B,
  6.250%, 3/6/14                            4,854                 4,589
CSC Holdings, Inc.
  Tranche B-2,
  2.113%, 3/29/16                           4,071                 4,020
Ford Motor Co. Tranche B,
  3.477%, 12/16/13                          4,515                 4,024
Getty Images, Inc. Tranche B,
  6.250%, 2/15/13                           3,855                 3,888
Hanesbrands, Inc. Tranche B,
  5.301%, 9/5/13                              923                   928
Harrah's Operating Co., Inc.
  Tranche B-2,
  3.504%, 1/28/15                           1,577                 1,286
  Tranche B-4,
  0.000%, 10/31/16                          2,170                 2,150
HBI Branded Apparel Ltd., Inc.
  Tranche
  4.254%, 3/5/14                            2,715                 2,608
Intelsat Jackson Holding Ltd.
  Tranche
  0.000%, 2/1/14                            2,335                 2,099


                                       PAR VALUE               VALUE
                                      -----------            ----------

CONSUMER DISCRETIONARY--CONTINUED
Intelstat Corp.
  Tranche B2-A,
  2.800%, 1/3/14                      $     1,689            $    1,613
  Tranche B2-B,
  2.800%, 1/3/14                            1,690                 1,614
  Tranche B2-C,
  2.800%, 1/3/14                            1,690                 1,614
Isle of Capri Casinos, Inc.
  Tranche B-DD,
  2.035%, 11/25/13                            752                   708
  Tranche A-DD,
  2.348%, 11/25/13                            661                   623
  Tranche
  2.348%, 11/25/13                          1,879                 1,770
Lamar Media Corp. Tranche F,
  5.500%, 3/31/14                             920                   918
Landry's Restaurant, Inc.
  Tranche
  9.500%, 3/19/11                           2,914                 2,929
Mediacom Illinois LLC
  Tranche D,
  5.500%, 3/31/17                           4,777                 4,791
Neiman-Marcus Group,
  Inc. (The) Tranche
  2.357%, 4/6/13                            8,743                 7,609
Nielsen Finance LLC/
  Nielsen Finance Co.
  Tranche A,
  2.288%, 8/9/13                            3,432                 3,244
  Tranche B,
  4.038%, 5/1/16                            3,375                 3,190
PTI Group, Inc. Tranche
  9.250%, 2/28/13                           1,435                 1,335
Totes Isotoner Corp.
  Tranche B,
  3.304%, 1/16/13                             373                   276
Transaction Network
  Services, Inc. Tranche
  8.250%, 3/28/14                           5,105                 5,201
Univision Communications,
  Inc. Tranche B,
  2.523%, 9/29/14                           5,630                 4,780
VWR Funding, Inc.
  Tranche T-1,
  2.785%, 6/29/14                           3,302                 3,081
                                                             ----------
                                                                 86,572
                                                             ----------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

CONSUMER STAPLES--0.1%
Wrigley (WM) Jr. Co.
  Tranche B,
  6.500%, 10/6/14                     $     2,823            $    2,877
                                                             ----------

ENERGY--0.3%
ATP Oil & Gas Corp.
  Tranche B-2,
  8.500%, 1/15/11                           1,135                 1,047
  Tranche B-1,
  8.500%, 7/15/14                           4,306                 3,972
Western Refining, Inc.
  Tranche
  8.250%, 5/30/14                           1,305                 1,295
                                                             ----------
                                                                  6,314
                                                             ----------

FINANCIALS--0.4%
Hertz Corp.
  Tranche B,
  2.063%, 12/21/12                          2,392                 2,270
  Letter of Credit
  2.359%, 12/21/12                            479                   454
Pinnacle Foods Finance LLC/
  Pinnacle Food Finance
  Corp. Tranche B,
  3.031%, 4/2/14                            2,449                 2,306
Vanguard Health Holdings
  Co., II LLC Tranche
  2.535%, 9/23/11                           2,249                 2,204
                                                             ----------
                                                                  7,234
                                                             ----------

HEALTH CARE--0.7%
HCA, Inc.
  Tranche A-1,
  2.348%, 11/17/12                          1,644                 1,543
  Tranche B-1,
  2.848%, 11/17/13                          2,151                 2,036
Health Management Associates,
  Inc. Tranche B,
  2.348%, 2/28/14                           1,146                 1,079
HealthSouth Corp. Tranche
  2.568%, 3/10/13                           3,623                 3,495
Psychiatric Solutions, Inc.
  Tranche A,
  2.057%, 7/1/12                            4,485                 4,332


                                       PAR VALUE               VALUE
                                      -----------            ----------

HEALTH CARE--CONTINUED
Select Medical Corp.
  Tranche B-1,
  4.874%, 8/22/14                     $     1,497            $    1,463
                                                             ----------
                                                                 13,948
                                                             ----------

INDUSTRIALS--0.7%
Harland Clarke Holdings Corp.
  Tranche B,
  3.042%, 6/30/14                           5,728                 4,829
Reynolds & Reynolds Co. (The)
  Tranche
  5.785%, 10/24/13                            450                   354
ServiceMaster Co. (The)
  Tranche T-1-DD,
  2.790%, 7/24/14                             746                   668
  Tranche B,
  2.880%, 7/24/14                           7,492                 6,711
                                                             ----------
                                                                 12,562
                                                             ----------

INFORMATION TECHNOLOGY--1.4%
Avaya, Inc. Tranche B,
  0.000%, 10/26/14                          4,740                 3,840
CommScope, Inc.
  Tranche B,
  3.409%, 12/27/14                          2,168                 2,126
Dresser, Inc.
  Tranche B,
  3.104%, 5/4/14                            2,405                 2,263
  PIK Loan
  6.064%, 5/4/15                            3,605                 3,148
First Data Corp.
  Tranche B-2,
  3.058%, 9/24/14                             490                   423
  Tranche B-3,
  3.058%, 9/24/14                           6,864                 5,911
  Tranche B-1,
  3.058%, 9/24/14                           1,970                 1,701
Freescale Semiconductor,
  Inc. Tranche
  2.064%, 12/1/13                           3,966                 3,188
Reynolds & Reynolds Co.
  (The) Tranche F-L
  2.394%, 10/24/12                          5,588                 4,927
                                                             ----------
                                                                 27,527
                                                             ----------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                       PAR VALUE               VALUE
                                      -----------            ----------

MATERIALS--2.1%
Anchor Glass Container Corp.
  Tranche B,
  6.750%, 6/20/14                     $     4,112            $    4,095
Ashland, Inc. Tranche B,
  7.650%, 5/13/14                           2,321                 2,378
Berry Plastics Group, Inc.
  Tranche C,
  2.309%, 4/3/15                            8,721                 7,748
Boise Paper Holdings LLC
  Tranche B,
  5.750%, 2/22/14                           4,133                 4,212
  Tranche
  9.250%, 2/22/15                           4,305                 4,294
Building Materials Corp. of
  America Tranche B,
  6.094%, 9/15/14                           4,750                 4,188
Huntsman International LLC
  Tranche B,
  2.085%, 4/21/14                           2,464                 2,280
Ineos Holdings Ltd.
  Tranche B-2,
  7.501%, 12/16/13                          1,357                 1,144
  Tranche C-2,
  8.001%, 12/16/14                          1,357                 1,148
JohnsonDiversey, Inc.
  Tranche DD,
  3.184%, 12/16/10                             53                    52
  Tranche B,
  2.750%, 12/16/11                          1,296                 1,271
Nalco Co. Tranche B,
  6.500%, 5/13/16                           1,622                 1,652
Solutia, Inc. Tranche
  7.250%, 2/28/14                           5,248                 5,334
                                                             ----------
                                                                 39,796
                                                             ----------

TELECOMMUNICATION SERVICES--1.0%
Level 3 Communications, Inc.
  Tranche A,
  2.756%, 3/13/14                           8,362                 7,436
  Tranche B,
  11.500%, 3/13/14                          1,044                 1,109


                                       PAR VALUE               VALUE
                                      -----------            ----------

TELECOMMUNICATION SERVICES--CONTINUED
MetroPCS Wireless, Inc.
  Tranche B,
  2.656%, 11/3/13                     $     2,273            $    2,181
nTelos, Inc. Tranche
  5.750%, 8/7/15                            5,324                 5,356
Time Warner Telecom
  Holdings, Inc. Tranche B,
  2.123%, 1/7/13                            3,320                 3,214
                                                             ----------
                                                                 19,296
                                                             ----------

UTILITIES--0.9%
Calpine Corp. Tranche
  3.475%, 3/29/14                           4,079                 3,747
NRG Energy, Inc.
  Tranche B,
  2.131%, 2/1/13                            7,107                 6,750
  Letter of Credit
  2.348%, 2/1/13                            2,863                 2,719
Texas Competitive Electric
  Holdings Co. LLC
  Tranche B-2,
  3.793%, 10/10/14                          2,256                 1,802
  Tranche B-3,
  3.793%, 10/10/14                          4,005                 3,200
                                                             ----------
                                                                 18,218
--------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $229,066)                                      234,344
--------------------------------------------------------------------------


                                        SHARES
                                      -----------

PREFERRED STOCK--0.0%

FINANCIALS--0.0%
Preferred Blocker, Inc. (GMAC)
  Pfd. 144A
  7.000%(4)                                   702                   408
                                                             ----------
--------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $221)                                              408
--------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.7%
(IDENTIFIED COST $1,875,060)                                  1,903,021
--------------------------------------------------------------------------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

($ reported in thousands)

                                        SHARES                 VALUE
                                      -----------            ----------

SHORT-TERM INVESTMENTS--1.1%

MONEY MARKET MUTUAL FUNDS--1.1%
State Street Institutional
  Liquid Reserves Fund -
  Institutional Shares
  (seven-day effective
  yield 0.260%)                        21,199,149            $   21,199
                                                             ----------
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $21,199)                                        21,199
--------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $1,896,259)                                  1,924,220(1)

Other Assets and Liabilities--0.2%                                3,853
                                                             ----------
NET ASSETS--100.0%                                           $1,928,073
                                                             ==========

ABBREVIATIONS:
FHLMC    Federal Home Loan Mortgage Corporation ("Freddie Mac")
FNMA     Federal National Mortgage Association ("Fannie Mae")
GDP      Gross Domestic Product
GNMA     Government National Mortgage Association ("Ginnie Mae")
NATL     National Public Finance Guarantee Corp.
NATL-RE National Public Finance Corp. formerly Municipal Bond Insurance Association
PIK      Payment-in-Kind Security


FOREIGN CURRENCIES:
AUD      Australian Dollar
BRL      Brazilian Real
CAD      Canadian Dollar
COP      Colombian Peso
EUR      Euro
IDR      Indonesian Rupiah
KRW      Korean Won
NOK      Norwegian Krone
NZD      New Zealand Dollar
PLZ      Polish Zloty
SEK      Swedish Krona
TRY      Turkish Lira


COUNTRY WEIGHTINGS as of September 30, 2009+
-----------------------------------------------------
United States                                    73%
Australia                                         3
Canada                                            3
Argentina                                         2
Russia                                            2
South Korea                                       2
Norway                                            1
Other                                            14
-----------------------------------------------------
Total                                           100%
-----------------------------------------------------
+ % of total investments as of September 30, 2009.


          Refer to Key Investment Terms and Footnote Legend on page 3.

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


 The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):


                                     Total                        Level 2 -         Level 3 -
                                   Value at        Level 1 -     Significant      Significant
                                 September 30,      Quoted        Observable     Unobservable
                                      2009          Prices          Inputs          Inputs
                                 -------------     ----------    -----------     ------------
INVESTMENT IN SECURITIES:
Debt Securities:
  U.S. Government Securities      $   30,318        $    --      $   30,318         $    --
  Municipal Securities                 7,085             --           7,085              --
  Foreign Government Securities      327,633             --         327,633              --
  Mortgage-Backed Securities         387,837             --         376,855          10,982
  Asset-Backed Securities            122,277             --         106,365          15,912
  Corporate Debt                   1,027,463             --       1,017,508           9,955
Equity Securities:
  Preferred Stocks                       408            408              --              --
  Short-Term Investments              21,199         21,199              --              --
                                  ----------        -------      ----------         -------
  Total Investments               $1,924,220        $21,607      $1,865,764         $36,849
                                  ==========        =======      ==========         =======

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:


                                                              Mortgage-Backed   Asset-Backed    Corporate
                                                    Total       Securities       Securities       Debt
                                                   --------   ---------------   -------------   --------
INVESTMENT IN SECURITIES:
BALANCE AS OF SEPTEMBER 30, 2008:                  $ 47,713       $ 18,557         $11,462       $17,694
Accrued discounts/premiums                              906            300             289           317
Realized gain (loss)(1)                             (24,276)       (21,599)         (2,778)          101
Change in unrealized appreciation
   (depreciation)(1)                                 17,141         13,423           3,132           586
Net purchases (sales)                               (16,630)        (5,520)         (4,683)       (6,427)
Transfers in and/or out of level 3(2)                11,995          5,821           8,490        (2,316)
                                                   --------       --------         -------       -------
BALANCE AS OF SEPTEMBER 30, 2009                   $ 36,849       $ 10,982         $15,912       $ 9,955
                                                   ========       ========         =======       =======

(1) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.
(2) "Transfers in and/or out" represent the ending value as of September 30, 2009, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

Certain level 3 security valuations have been determined based on availability of only a single broker source, which may or may not be a principal market maker. Other level 3 securities are without an active market or market participants and therefore are internally fair valued. These internally fair valued securities derive their valuation based on the review of inputs such as, but not limited to, similar securities, liquidity factors, capital structure, and credit analysis.

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2009


(Amounts reported in thousands except shares and per share amounts)

ASSETS
Investment securities at value(1) ..............................   $  1,924,220
Receivables
   Investment securities sold ..................................          2,264
   Fund shares sold ............................................         17,508
   Dividends and interest ......................................         22,283
Prepaid expenses ...............................................            124
                                                                   ------------
     Total assets ..............................................      1,966,399
                                                                   ------------
LIABILITIES
Cash overdraft .................................................          1,728
Payables
   Fund shares repurchased .....................................          7,782
   Investment securities purchased .............................         26,757
   Investment advisory fee .....................................            801
   Distribution and service fees ...............................            560
   Administration fee ..........................................            117
   Transfer agent fees and expenses ............................            346
   Trustees' fee and expenses ..................................             24
   Professional fee ............................................             42
   Other accrued expenses ......................................            169
                                                                   ------------
     Total liabilities .........................................         38,326
                                                                   ------------
NET ASSETS .....................................................   $  1,928,073
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest ...............   $  2,034,051
Accumulated undistributed net investment income (loss) .........          1,004
Accumulated undistributed net realized income (loss) ...........       (134,672)
Net unrealized appreciation (depreciation) .....................         27,690
                                                                   ------------
Net Assets .....................................................   $  1,928,073
                                                                   ============
CLASS A
Net asset value per share (net assets/shares outstanding) ......          $4.54
Maximum offering price per share $4.54/(1-2.25%) ...............          $4.64
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ......................................    316,147,234
Net Assets .....................................................   $  1,433,927

CLASS B
Net asset value (net assets/shares outstanding) and offering
  price per share ..............................................          $4.52
Shares of beneficial interest outstanding, no par value,
  unlimited authorization.......................................      2,823,968
Net Assets .....................................................   $     12,753

CLASS C
Net asset value (net assets/shares outstanding) and offering
  price per share ..............................................          $4.58
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ......................................     52,733,361
Net Assets .....................................................   $    241,339

CLASS T
Net asset value (net assets/shares outstanding) and offering
  price per share ..............................................          $4.57
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ......................................     48,044,571
Net Assets .....................................................   $    219,501

CLASS I
Net asset value (net assets/shares outstanding) and offering
  price per share ..............................................          $4.54
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ......................................      4,524,334
Net Assets .....................................................   $     20,553

(1) Investment in securities at cost ...........................   $  1,896,259

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2009


(Reported in thousands)

INVESTMENT INCOME
Interest .......................................................      $ 103,990
Dividends ......................................................            155
Foreign taxes withheld .........................................           (112)
                                                                      ---------
     Total investment income ...................................        104,033
                                                                      ---------
EXPENSES
Investment advisory fees .......................................          7,897
Service fees, Class A ..........................................          2,913
Distribution and service fees, Class B .........................             95
Distribution and service fees, Class C .........................            777
Distribution and service fees, Class T .........................          1,454
Administration fees ............................................          1,251
Transfer agent fee and expenses ................................          2,602
Custodian fees .................................................            192
Printing fees and expenses .....................................            220
Professional fees ..............................................             59
Registration fees ..............................................            133
Trustees' fee and expenses .....................................            146
Miscellaneous expenses .........................................            302
                                                                      ---------
     Total expenses ............................................         18,041
                                                                      ---------

NET INVESTMENT INCOME (LOSS) ...................................         85,992
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments ........................       (100,607)
Net realized gain (loss) on foreign currency transactions ......          1,068
Net change in unrealized appreciation (depreciation) on
  investments ..................................................        218,211
Net change in unrealized appreciation (depreciation) on
  foreign currency translations ................................           (402)
                                                                      ---------
NET GAIN (LOSS) ON INVESTMENTS .................................        118,270
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................................      $ 204,262
                                                                      =========

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)


                                                                      Year Ended             Year Ended
                                                                  September 30, 2009     September 30, 2008
                                                                  ------------------     ------------------
FROM OPERATIONS
Net investment income (loss)..................................        $   85,992             $   99,148
Net realized gain (loss)......................................           (99,539)               (19,066)
Net change in unrealized appreciation (depreciation)..........           217,809               (174,134)
                                                                      ----------             ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...           204,262                (94,052)
                                                                      ----------             ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A................................           (73,817)               (85,143)
Net investment income, Class B................................              (754)                (1,010)
Net investment income, Class C................................            (9,218)                (9,300)
Net investment income, Class T................................            (7,849)                (7,637)
Net investment income, Class I................................               (55)                    (2)
                                                                      ----------             ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS.....           (91,693)              (103,092)
                                                                      ----------             ----------
FROM SHARE TRANSACTIONS:
SALE OF SHARES
Class A (141,615 and 129,159 shares, respectively)............           580,327                589,875
Class B (508 and 780 shares, respectively)....................             2,073                  3,555
Class C (25,625 and 11,320 shares, respectively)..............           109,150                 51,784
Class T (25,531 and 10,502 shares, respectively)..............           106,114                 48,131
Class I (4,545 and 22 shares, respectively)...................            20,355                    100

REINVESTMENT OF DISTRIBUTIONS
Class A (14,292 and 15,751 shares, respectively)..............            57,416                 71,290
Class B (130 and 155 shares, respectively)....................               518                    699
Class C (1,671 and 1,573 shares, respectively)................             6,812                  7,168
Class T (871 and 1,042 shares, respectively)..................             3,566                  4,789
Class I (8 and 1 shares, respectively)........................                32                      2

SHARES REPURCHASED
Class A (167,066 and 123,302 shares, respectively)............          (662,579)              (559,008)
Class B (1,612 and 1,729 shares, respectively)................            (6,391)                (7,857)
Class C (12,692 and 12,640 shares, respectively)..............           (51,062)               (57,956)
Class T (11,685 and 11,130 shares, respectively)..............           (46,913)               (50,716)
Class I (51 and 0 shares, respectively).......................              (202)                    --
                                                                      ----------             ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS...           119,216                101,856
                                                                      ----------             ----------
CAPITAL CONTRIBUTIONS
  Fair Funds settlement(1)....................................                 2                     --
                                                                      ----------             ----------
  NET INCREASE (DECREASE) IN NET ASSETS.......................           231,787                (95,288)

NET ASSETS
  Beginning of period.........................................         1,696,286              1,791,574
                                                                      ----------             ----------
  END OF PERIOD ..............................................        $1,928,073             $1,696,286
                                                                      ==========             ==========

Accumulated undistributed net investment income (loss)
  at end of period............................................        $    1,004             $    5,170

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                        See Notes to Financial Statements

                         THIS PAGE INTENTIONALLY BLANK.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD


                          NET                    NET
                         ASSET       NET       REALIZED     TOTAL     DIVIDENDS   DISTRIBUTIONS                            CHANGE
                         VALUE,   INVESTMENT     AND         FROM      FROM NET      FROM NET                              IN NET
                       BEGINNING    INCOME    UNREALIZED  INVESTMENT  INVESTMENT     REALIZED    RETURN OF      TOTAL      ASSET
                       OF PERIOD    (LOSS)    GAIN(LOSS)  OPERATIONS    INCOME        GAINS       CAPITAL   DISTRIBUTIONS  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09       $4.21      0.24(2)      0.35        0.59       (0.26)          --            --        (0.26)      0.33
10/1/07 to 9/30/08        4.70      0.25(2)     (0.48)      (0.23)      (0.26)          --            --        (0.26)     (0.49)
11/1/06 to 9/30/07        4.74      0.21(2)     (0.03)       0.18       (0.22)          --            --        (0.22)     (0.04)
11/1/05 to 10/31/06       4.70      0.22(2)      0.03        0.25       (0.21)          --            --        (0.21)      0.04
11/1/04 to 10/31/05       4.83      0.20(2)     (0.12)       0.08       (0.19)          --(5)      (0.02)       (0.21)     (0.13)
11/1/03 to 10/31/04       4.78      0.21         0.06        0.27       (0.22)          --            --        (0.22)      0.05

CLASS B
10/1/08 to 9/30/09       $4.19      0.22(2)      0.35        0.57       (0.24)          --            --        (0.24)      0.33
10/1/07 to 9/30/08        4.68      0.23(2)     (0.48)      (0.25)      (0.24)          --            --        (0.24)     (0.49)
11/1/06 to 9/30/07        4.72      0.19(2)     (0.03)       0.16       (0.20)          --            --        (0.20)     (0.04)
11/1/05 to 10/31/06       4.68      0.20(2)      0.02        0.22       (0.18)          --            --        (0.18)      0.04
11/1/04 to 10/31/05       4.82      0.18(2)     (0.14)       0.04       (0.16)          --(5)      (0.02)       (0.18)     (0.14)
11/1/03 to 10/31/04       4.77      0.19         0.05        0.24       (0.19)          --            --        (0.19)      0.05

CLASS C
10/1/08 to 9/30/09       $4.24      0.23(2)      0.36        0.59       (0.25)          --            --        (0.25)      0.34
10/1/07 to 9/30/08        4.73      0.24(2)     (0.48)      (0.24)      (0.25)          --            --        (0.25)     (0.49)
11/1/06 to 9/30/07        4.77      0.20(2)     (0.03)       0.17       (0.21)          --            --        (0.21)     (0.04)
11/1/05 to 10/31/06       4.73      0.21(2)      0.02        0.23       (0.19)          --            --        (0.19)      0.04
11/1/04 to 10/31/05       4.87      0.19(2)     (0.13)       0.06       (0.18)          --(5)      (0.02)       (0.20)     (0.14)
11/1/03 to 10/31/04       4.81      0.21         0.05        0.26       (0.20)          --            --        (0.20)      0.06

CLASS T
10/1/08 to 9/30/09       $4.23      0.21(2)      0.36        0.57       (0.23)          --            --        (0.23)      0.34
10/1/07 to 9/30/08        4.72      0.22(2)     (0.48)      (0.26)      (0.23)          --            --        (0.23)     (0.49)
11/1/06 to 9/30/07        4.76      0.18(2)     (0.03)       0.15       (0.19)          --            --        (0.19)     (0.04)
11/1/05 to 10/31/06       4.73      0.19(2)      0.01        0.20       (0.17)          --            --        (0.17)      0.03
11/1/04 to 10/31/05       4.86      0.17(2)     (0.13)       0.04       (0.15)          --(5)      (0.02)       (0.17)     (0.13)
11/1/03 to 10/31/04       4.80      0.18         0.06        0.24       (0.18)          --            --        (0.18)      0.06

CLASS I
10/1/08 to 9/30/09       $4.21      0.28(2)      0.32        0.60       (0.27)          --            --        (0.27)      0.33
6/6/08(6) to 9/30/08      4.53      0.08(2)     (0.31)      (0.23)      (0.09)          --            --        (0.09)     (0.32)


                                                                                                 RATIO OF
                             NET                                NET                                NET
                            ASSET                             ASSETS,            RATIO OF       INVESTMENT
                            VALUE,                             END OF          EXPENSES TO      INCOME TO     PORTFOLIO
                            END OF            TOTAL            PERIOD            AVERAGE       AVERAGE NET     TURNOVER
                            PERIOD          RETURN(1)      (IN THOUSANDS)       NET ASSETS        ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09           $4.54            14.91%         $1,433,927            1.12%           5.93%          88%
10/1/07 to 9/30/08            4.21            (5.07)          1,377,371            1.08            5.54           83
11/1/06 to 9/30/07            4.70             3.84(4)        1,435,415            1.11(3)         4.93(3)        57(4)
11/1/05 to 10/31/06           4.74             5.37           1,062,479            1.04            4.75           93
11/1/04 to 10/31/05           4.70             1.64             819,283            1.02            4.24           83
11/1/03 to 10/31/04           4.83             5.69             372,463            1.03            4.17           95

CLASS B
10/1/08 to 9/30/09           $4.52            14.41%         $   12,753            1.62%           5.47%          88%
10/1/07 to 9/30/08            4.19            (5.57)             15,919            1.57            5.03           83
11/1/06 to 9/30/07            4.68             3.38(4)           21,487            1.61(3)         4.40(3)        57(4)
11/1/05 to 10/31/06           4.72             4.64              27,845            1.54            4.24           93
11/1/04 to 10/31/05           4.68             1.12              33,003            1.51            3.72           83
11/1/03 to 10/31/04           4.82             5.16              33,325            1.52            3.68           95

CLASS C
10/1/08 to 9/30/09           $4.58            14.75%         $  241,339            1.36%           5.63%          88%
10/1/07 to 9/30/08            4.24            (5.28)            161,770            1.33            5.28           83
11/1/06 to 9/30/07            4.73             3.57(4)          179,222            1.36(3)         4.66(3)        57(4)
11/1/05 to 10/31/06           4.77             5.07             205,385            1.28            4.48           93
11/1/04 to 10/31/05           4.73             1.15             295,926            1.26            3.98           83
11/1/03 to 10/31/04           4.87             5.59             238,854            1.27            3.92           95

CLASS T
10/1/08 to 9/30/09           $4.57            14.21%         $  219,501            1.86%           5.11%          88%
10/1/07 to 9/30/08            4.23            (5.78)            141,131            1.83            4.79           83
11/1/06 to 9/30/07            4.72             3.11(4)          155,450            1.86(3)         4.17(3)        57(4)
11/1/05 to 10/31/06           4.76             4.34             153,395            1.79            3.98           93
11/1/04 to 10/31/05           4.73             0.84             195,830            1.76            3.48           83
11/1/03 to 10/31/04           4.86             5.05             120,145            1.78            3.40           95

CLASS I
10/1/08 to 9/30/09           $4.54            15.20%         $   20,553            1.03%           6.47%          88%
6/6/08(6) to 9/30/08          4.21            (5.11)(4)              95            0.89(3)         5.85(3)        83(4)

(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized.
(4) Not annualized.
(5) Amount is less than $0.005.
(6) Inception date.

                        See Notes to Financial Statements

                                   30 and 31

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2009


1. ORGANIZATION

   Virtus Opportunities Trust, (the "Trust"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   As of the date of this report, 18 funds are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the Fund Summary Page.

   The Fund offers Class A shares, Class B shares, Class C shares, Class T shares and Class I shares.

   Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one year period begins on the last day of the month preceding the month the purchase was made. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held (see Note 11). Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I shares bear no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.


A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   o Level 1 - quoted prices in active markets for identical securities

   o Level 2 - prices determined using other significant observable inputs
               (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   o Level 3 - prices determined using significant unobservable inputs
               (including the Fund's own assumptions in determining the fair value of investments)

   A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in any Fund's financial statements. The Fund is unaware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

   Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G. DERIVATIVE FINANCIAL INSTRUMENTS:

   Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

   FORWARD CURRENCY CONTRACTS: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain
   (loss) from foreign currency transactions.

   The Fund enters into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund also from time to time hedges the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of September 30, 2009 ($ reported in thousands):

                             REALIZED GAIN (LOSS) ON
                DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS
                -------------------------------------------------
                                   TOTAL VALUE
                                   -----------
   Foreign exchange contracts(1)     $1,436

               CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
                DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS
               ---------------------------------------------------
                                   TOTAL VALUE
                                   -----------
   Foreign exchange contracts(2)      $(419)

   (1) Located within Net realized gain (loss) on foreign currency transactions on the Statement of Operations.

   (2) Located within Net change in unrealized appreciation (depreciation) on foreign currency translation on the Statement of Operations.

   There were no open forward currency contracts at September 30, 2009.

H. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I. LOAN AGREEMENTS:

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. Currently, the Fund only holds assignment loans.

J. CREDIT LINKED NOTES:

   The Fund may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

   At the close of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc. ("PNX"), into an independent publicly traded company which through its affiliates provides asset management and related services to individuals and institutions. Virtus Investment Advisers, Inc. ("VIA," the "Adviser," formerly known as Phoenix Investment Counsel, Inc.) and VP Distributors, Inc. ("VP Distributors," formerly known as Phoenix Equity Planning Corporation) are indirect wholly-owned subsidiaries of Virtus. Due to the spin-off, the asset management subsidiaries have changed their names to reflect the Virtus brand.

   As compensation for its services to the Trust, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund.

                  1ST                $1+ - $2                 $2+
               $1 BILLION            BILLION                BILLION
               ----------            --------               -------
                  0.55%               0.50%                  0.45%

   The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser Goodwin Capital Advisers, Inc. ("Goodwin").

   As distributor of the Fund's shares, VP Distributors, Inc., an indirect wholly-owned, subsidiary of Virtus, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2009, as follows:


       CLASS A            CLASS A          CLASS B        CLASS C        CLASS T
     NET SELLING         DEFERRED         DEFERRED       DEFERRED        DEFERRED
     COMMISSIONS       SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
   ----------------    -------------   -------------   -------------   -------------
         $35                $15             $12             $1              $84

   In addition, the Fund pays VP Distributors distribution and/or service fees at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares,

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   and 1.00% for Class T shares applied to the average daily net assets of each respective class. There are no distribution and/or service fees for Class I.

   Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry CDSC, the CDSC schedule of the original shares purchased continues to apply.

   VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2009, the Fund incurred administration fees totaling $1,251. VP Distributors also serves as the Trust's transfer agent. For the period ended September 30, 2009, transfer agent fees were $2,602 as reported in the Statement of Operations.

   At September 30, 2009, Virtus and its affiliates, the retirement plans of Virtus and its affiliates held shares of the Fund which may be redeemed at any time that aggregated the following:

                                 AGGREGATE             NET ASSET
                                  SHARES                 VALUE
                                 ---------             ---------
         Class I shares            24,079                $109

   Until March 1, 2007, the Trust provided a deferred compensation plan to its trustees who were not officers of Virtus. Under the deferred compensation plan, trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the trustees.

4. PURCHASES AND SALES OF SECURITIES
   ($ REPORTED IN THOUSANDS)

   Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts, and short-term securities) during the period ended September 30, 2009, were as follows:

                                PURCHASES                     SALES
                                ---------                   --------
                                $1,288,751                  $949,668

   Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2009, were as follows:

                                PURCHASES                     SALES
                                ---------                   --------
                                $186,939                    $355,591

5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

6. ILLIQUID AND RESTRICTED SECURITIES
   ($ REPORTED IN THOUSANDS)

   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund's Schedule of Investments where applicable.

   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

   At September 30, 2009, the Fund held the following illiquid and restricted securities:


                                       ACQUISITION             ACQUISITION           MARKET VALUE          % OF NET ASSETS
                                          DATE                    COST                AT 9/30/09              AT 9/30/09
                                       -----------             ------------          ------------          ---------------
   Long Grove Collateral
   Loan Obligation Ltd.
   PIK Interest Capitalization
   04-1A, C 144A
   2.793%, 5/25/16                       5/12/04                 $1,613                  $222                     0.0%
   04-1A, D 144A
   7.411%, 5/25/16                       5/12/04                    511                    36                     0.0%

   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

7. INDEMNIFICATIONS

   Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

8. REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus (and, prior to the spin-off described in Note 3, PNX) and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


9. FEDERAL INCOME TAX INFORMATION
   ($ REPORTED IN THOUSANDS)

   At September 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                            NET UNREALIZED
         FEDERAL        UNREALIZED        UNREALIZED         APPRECIATION
         TAX COST      APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
        ----------     ------------     --------------     ---------------
        $1,896,983       $106,515          $(79,278)           $27,237

   The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

                                 EXPIRATION YEAR
            -----------------------------------------------------
             2014           2016            2017           TOTAL
            ------          ----          -------         -------
            $5,307          $575          $32,374         $38,256

   The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2009, the Fund deferred and recognized post-October losses as follows:

                        CAPITAL                    CAPITAL
                          LOSS                      LOSS
                        DEFERRED                 RECOGNIZED
                        --------                 ----------
                        $95,721                    $27,119

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $1,032 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS
    ($ REPORTED IN THOUSANDS)

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2009, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                    CAPITAL PAID IN
                      ON SHARES OF       UNDISTRIBUTED       ACCUMULATED
                       BENEFICIAL        NET INVESTMENT      NET REALIZED
                        INTEREST         INCOME (LOSS)       GAIN (LOSS)
                    ---------------      --------------      ------------
                           $2                $1,535            $(1,537)

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


11. SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Funds through November 20, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

   Effective on December 1, 2009 (the "Closing Date"), Class B Shares of the Virtus Mutual Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions refer to each Fund's prospectus).

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS


To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Multi-Sector Short Term Bond Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund, (hereafter referred to as the "Fund"), a series of Virtus Opportunities Trust, at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 20, 2009

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                             TAX INFORMATION NOTICE
                         SEPTEMBER 30, 2009 (UNAUDITED)


   For the fiscal year ended September 30, 2009, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

                  QDI               DRD             LTCG
                  ---               ---             ----

                   0%                0%              $0

                       FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of September 30, 2009 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                      PRINCIPAL OCCUPATION(S)
     YEAR ENDED AND                         DURING PAST 5 YEARS AND
  NUMBR OF FUNDS OVERSEEN              OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
   Leroy Keith, Jr.           Managing Director, Almanac Capital Management
   YOB: 1939                  (commodities business) (2007-present). Partner,
   Elected: 1993              Stonington Partners, Inc. (private equity firm)
   46 Funds                   (2001-2007). Director/Trustee, Evergreen Funds (88
                              portfolios).
--------------------------------------------------------------------------------
   Philip R. McLoughlin       Partner, Cross Pond Partners, LLC (2006-Present).
   YOB: 1946                  Director, World Trust Fund. Chairman and Trustee,
   Elected: 1993              The Phoenix Edge Series Fund. Director, DTF
   49 Funds                   Tax-Free Income Fund, Inc., Duff & Phelps Utility
                              and Corporate Bond Trust, Inc. and DNP Select
                              Income Fund, Inc. Managing Director, SeaCap, Asset
                              Management Fund I L.P.
--------------------------------------------------------------------------------
   Geraldine M. McNamara      Retired. Managing Director, U.S. Trust Company of
   YOB: 1951                  New York (private bank) (1982-2006). Director, DTF
   Elected: 2001              Tax-Free Income Fund, Inc., Duff & Phelps Utility
   49 Funds                   and Corporate Bond Trust, Inc. and DNP Select
                              Income Fund, Inc.
--------------------------------------------------------------------------------
   James M. Oates             Managing Director, Wydown Group (consulting firm)
   YOB: 1946                  (1994-present). Chairman, Hudson Castle Group,
   Elected: 1993              Inc. (formerly IBEX Capital Markets, Inc.)
   46 Funds                   (financial services) (1997-2006). Director, Stifel
                              Financial. Chairman and Trustee, John Hancock
                              Trust (93 portfolios) and John Hancock Funds II
                              (74 portfolios). Non-Executive Chairman, Hudson
                              Castle Group, Inc.
--------------------------------------------------------------------------------
   Richard E. Segerson        Managing Director, Northway Management Company
   YOB: 1946                  (1998-present).
   Elected: 1998
   46 Funds
--------------------------------------------------------------------------------
   Ferdinand L.J. Verdonck    Retired. Director, Galapagos N.V. (biotechnology).
   YOB: 1942                  Mr. Verdonck is also a director of several
   Elected: 2004              non-U.S. companies.
   46 Funds
--------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                      PRINCIPAL OCCUPATION(S)
     YEAR ENDED AND                         DURING PAST 5 YEARS AND
 NUMBER OF FUNDS OVERSEEN              OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
   George R. Aylward(1)       Director, President and Chief Executive Officer
   YOB: 1964                  (since 2008), Director and President (2006-2008),
   Elected: 2006              Chief Operating Officer (2004-2006), Vice
   48 Funds                   President, Finance (2001-2002), Virtus Investment
                              Partners, Inc. and/or certain of its subsidiaries.
                              Various senior officer and directorship positions
                              with Virtus affiliates (2005-present). Senior
                              Executive Vice President and President, Asset
                              Management (2007-2008), Senior Vice President and
                              Chief Operating Officer, Asset Management
                              (2004-2007), Vice President and Chief of Staff
                              (2001-2004), The Phoenix Companies, Inc. Various
                              senior officer and directorship positions with
                              Phoenix affiliates (2005-2008). President
                              (2006-present), Executive Vice President
                              (2004-2006), the Virtus Mutual Funds Family.
                              Chairman, President and Chief Executive Officer,
                              The Zweig Fund Inc. and The Zweig Total Return
                              Fund Inc. (2006-present).                        .
--------------------------------------------------------------------------------

(1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
   NAME, ADDRESS AND           TRUST AND LENGTH OF                                    PRINCIPAL OCCUPATION(S)
     YEAR OF BIRTH                 TIME SERVED                                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Nancy G. Curtiss           Senior Vice President            Executive Vice President, Head of Operations (since 2009), Senior
   YOB: 1952                  since 2006.                      Vice President, Operations (2008-2009), Vice President, Head of Asset
                                                               Management Operations (2007-2008), Vice President (2003-2007), Virtus
                                                               Investment Partners, Inc. and/or certain of its subsidiaries. Ms.
                                                               Curtiss is also Treasurer of various other investment companies within the Virtus Mutual Funds Complex (1994-present). Assistant
                                                               Treasurer (2001-2009), VP Distributors, Inc. (f/k/a Phoenix Equity
                                                               Planning Corporation).
------------------------------------------------------------------------------------------------------------------------------------
   Francis G. Waltman         Senior Vice President            Executive Vice President, Head of Product Management (since 2009),
   YOB: 1962                  since 2008.                      Senior Vice President, Asset Management Product Development
                                                               (2008-2009), Senior Vice President, Asset Management Product
                                                               Development (2005-2007), Virtus Investment Partners, Inc. and/or
                                                               certain of its subsidiaries. Director (2008-present), Director and
                                                               Senior President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix
                                                               Equity Planning Corporation). Director and Senior Vice President,
                                                               Virtus Investment Advisers, Inc. (since 2008).
------------------------------------------------------------------------------------------------------------------------------------
   Marc Baltuch               Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
   c/o Zweig-DiMenna          Chief Compliance Officer         (1989-present). Vice President, and Chief Compliance Officer, The
   Associates, LLC            since 2004.                      Zweig Total Return Fund, Inc. (2004-present). Vice President, and
   900 Third Avenue                                            Chief Compliance Officer, The Zweig Fund, Inc. (2004-present).
   New York, NY 10022                                          President and Director of Watermark Securities, Inc. (1991-present).
   YOB: 1945                                                   Assistant Secretary, Gotham Advisors Inc. (1990-2005).
------------------------------------------------------------------------------------------------------------------------------------
   W. Patrick Bradley         Chief Financial Officer          Senior Vice President, Fund Administration (since 2009), Vice
   YOB: 1972                  and Treasurer since 2005.        President, Fund Administration (2007-2009), Second Vice President,
                                                               Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Vice President, Chief Financial
                                                               Officer, Treasurer and Principal Accounting Officer (2006-present),
                                                               Assistant Treasurer (2004-2006), The Phoenix Edge Series Fund. Chief
                                                               Financial Officer and Treasurer (2005-present), Assistant Treasurer
                                                               (2004-2006), certain funds within the Virtus Mutual Funds Family.
------------------------------------------------------------------------------------------------------------------------------------
   Kevin J. Carr              Vice President, Chief Legal      Senior Vice President (since 2009), Counsel and Secretary
   YOB: 1954                  Officer, Counsel and Secretary   (2008-present) and Vice President (2008-2009), Virtus Investment
                              since 2005.                      Partners, Inc. and/or certain of its subsidiaries. Vice President and
                                                               Counsel, Phoenix Life Insurance Company (2005-2008). Compliance
                                                               Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                               (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).
------------------------------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668


TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services              1-800-243-1574
Adviser Consulting Group          1-800-243-4361
Telephone Orders                  1-800-367-5877
Text Telephone                    1-800-243-1926
Web site                              VIRTUS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

              [GRAPHIC OMITTED]                                    -------------
                   VIRTUS                                            PRSRT STD
                MUTUAL FUNDS                                       U.S. POSTAGE
                                                                       PAID
   c/o State Street Bank and Trust Company                         LANCASTER, PA
                P.O. Box 8301                                       PERMIT 1793
            Boston, MA 02266-8301                                  -------------


For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM



8010                                                11-09

                                                                          ANNUAL
                                                                          REPORT

                                [GRAPHIC OMITTED]
                                     VIRTUS
                                  MUTUAL FUNDS


                       Virtus Real Estate Securities Fund

--------------------------------------------------------------------------------



TRUST NAME:                     September 30, 2009             [Graphic Omitted]
VIRTUS                                                             Eligible
OPPORTUNITIES                                                  shareholders can
TRUST                                                             sign up for
                                                                   eDelivery
                                                                      at
                                                                  Virtus.com



NO BANK GUARANTEE               NOT FDIC INSURED                 MAY LOSE VALUE

                                TABLE OF CONTENTS

VIRTUS REAL ESTATE SECURITIES FUND
("Real Estate Securities Fund")


Message to Shareholders..................................................     1
Key Investment Terms and Footnote Legend.................................     3
Disclosure of Fund Expenses..............................................     4
Fund Summary.............................................................     6
Schedule of Investments..................................................     9
Statement of Assets and Liabilities......................................    11
Statement of Operations..................................................    12
Statement of Changes in Net Assets.......................................    13
Financial Highlights.....................................................    14
Notes to Financial Statements............................................    16
Report of Independent Registered Public Accounting Firm..................    22
Tax Information Notice...................................................    23
Fund Management Tables...................................................    24


--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------


This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS


Dear Fellow Shareholders of Virtus Mutual Funds:

[PHOTO OMITTED]

Investors who were calmed by the positive news from the financial markets in the second quarter of 2009 may have had a reason to regain some of their enthusiasm during the third quarter. There were numerous signs pointing to an end to the recession: gross domestic product grew by an annualized 3.5 percent, matching its average growth rate of the last 80 years; a measure of stability appeared in the housing market; consumer confidence inched up; and better-than-expected profits and rosier outlooks were reported by many corporations.

The capital markets continued their recovery during the quarter, with most major stock market indices up by double digits for the quarter. The S&P 500(R) Index was up 15.6 percent in the quarter and in late September was at its highest level in nearly a year. The Dow Jones Industrial Average(SM) increased 15.8 percent in the third quarter, and as of September 30 had improved by 13.5 percent for the year. These figures are even more encouraging when compared with market lows in early March and the double-digit losses both indices recorded during the first quarter of the year. Bonds also participated in the third-quarter rally, with the Barclays Capital U.S. Aggregate Bond Index ahead by 3.74 percent and the Barclays Capital U.S. Municipal Bond Index up 7.12 percent.

Although the Federal Open Market Committee acknowledged that "economic activity has picked up following its severe downturn," these recent gains should not unleash any 1990s-style market "exuberance." The strength and timing of a full recovery is yet to be realized. Unemployment rates that probably have not peaked remain a drag on consumer spending, and with an expected slowdown of the government's monetary and fiscal stimulus, some economists speculate that the growth from the second and third quarter may not be sustainable into next year.

These factors suggest this is an important time to rely on the experience of your personal financial adviser and the investment professionals who manage your assets in the Virtus Mutual Funds. We encourage you to carefully consider the commentary of our investment professionals on the following pages and meet with your adviser to review your portfolio and, when appropriate, adjust it to fit your current investment objectives and your tolerance for risk.

Our wide range of equity, fixed income, and alternative investments allow you to allocate your assets and design a portfolio tailored to your individual needs. Information about your investments is always available on our website, WWW.VIRTUS.COM, and from our customer service staff at 1-800-243-1574. While there are no guarantees in the world of investing, I can assure you that we will do our very best to meet your expectations.

On behalf of the entire team at Virtus Investment Partners, I thank you for entrusting your financial assets to us.


Sincerely,

/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

NOVEMBER 1, 2009






PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                    KEY INVESTMENT TERMS AND FOOTNOTE LEGEND


KEY INVESTMENT TERMS

FTSE NAREIT EQUITY REITS INDEX
The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.



FOOTNOTE LEGEND

(1) Federal Income Tax Information: For tax information at September 30, 2009, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

(2) Non-income producing.



THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                       VIRTUS REAL ESTATE SECURITIES FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
        FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009




    We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and
(2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund's costs in two ways.

ACTUAL EXPENSES

    The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

    The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                       VIRTUS REAL ESTATE SECURITIES FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2009 TO SEPTEMBER 30, 2009


EXPENSE TABLE
--------------------------------------------------------------------------------

                    Beginning           Ending                          Expenses
                     Account            Account          Annualized       Paid
                      Value              Value             Expense       During
                  April 1, 2009   September 30, 2009        Ratio        Period*
--------------------------------------------------------------------------------
ACTUAL
Class A              $1,000.00        $1,690.40             1.53%        $10.32
Class B               1,000.00         1,682.50             2.28          15.33
Class C               1,000.00         1,682.70             2.28          15.33
Class I               1,000.00         1,692.20             1.27           8.57

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A               1,000.00         1,017.30             1.53           7.77
Class B               1,000.00         1,013.50             2.28          11.57
Class C               1,000.00         1,013.50             2.28          11.57
Class I               1,000.00         1,018.62             1.27           6.45

* Expenses are equal to the Fund's annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

   The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

   You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                 TICKER SYMBOLS:
VIRTUS REAL ESTATE SECURITIES FUND                               Class A: PHRAX
                                                                 Class B: PHRBX
                                                                 Class C: PHRCX
                                                                 Class I: PHRIX


[ ] REAL ESTATE SECURITIES FUND
    (the "Fund") is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will achieve its objective.

[ ] For the fiscal year ended September 30, 2009, the Fund's Class A shares at
    NAV returned -28.61%, Class B shares returned -29.20%, Class C shares returned -29.17% and Class I shares returned -28.45%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned -6.91%, and the FTSE NAREIT Equity REITs Index, the Fund's style-specific index appropriate for comparison, returned -28.40%.

    ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The first half of the Fund's fiscal year was characterized by a rapidly deteriorating economy on the back of a credit crisis that originated in debt markets for single-family home loans and spread to every area of the debt capital markets. Thus, leverage became a very dirty word and real estate fundamentals took a back seat to balance sheet capacity and access to liquidity. Given that real estate companies by their nature have above average leverage relative to the broader equity markets and rely on a functioning debt capital market to run their business, real estate securities were one of the largest casualties of the worsening credit crisis and resultant rise in risk premiums and debt capital costs during the fourth quarter of 2008 and first quarter of 2009.

[ ] During the second half of the Fund's fiscal year the market had its gaze affixed upon the beauty of "green-shoots" or those early signs of recovery that began to spring-up post two very dismal quarters of economic performance. Consistent with this view, risk premia contracted substantially, creating an environment that favored higher risk asset classes (e.g. emerging market equities, small cap equities, etc...) and the more market sensitive or higher beta securities within these asset classes. Thus, those securities that only as recently as the first quarter of 2009 would have been considered weeds in need of removal, became sweet smelling roses within your portfolio. As this more optimistic reading of the landscape became firmly rooted, real estate equity markets blossomed; posting one of their strongest six months of total return performance on record. Many real estate companies took advantage of this ebullience by issuing new equity to help reposition their balance sheets.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] During down periods of the fiscal year the Fund outperformed the benchmark and lagged during the high beta rallies, essentially tracking the benchmark overall for the fiscal year.

[ ] Going forward, with the return of liquidity to the debt capital markets and better positioned balance sheets among the publicly traded real estate companies, we are poised to move into the next phase of the real estate capital market cycle. No longer will the primary focus be on selling assets or issuing equity to repair broken balance sheets, but rather on returning to the more virtuous cycle of raising capital to make acquisitions at positive spreads to underlying cost of capital and growing cash flow per share and ultimately dividends.

[ ] As long-term investors in real estate equities, with an emphasis on growth-at-a-reasonable-price, we anxiously await the emergence of this cycle. However, patience will be required; though the capital markets appear to be cooperative, the expected sellers of assets, namely, the banks and other over-leveraged owners of real estate assets, have been slow to come to the table. This speaks to the much heard phrases today of "kicking the can down the road" and "extend and pretend." Regardless, given the sheer volume of real estate transactions that took place during the years 2005 - 2007 at peak prices utilizing high levels of low-cost leverage, we are confident opportunities will emerge that the better positioned public real estate companies will be prepared to capitalize on in this environment.

    CONCENTRATING INVESTMENTS IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, PROPERTY VALUE CHANGES AND MANAGEMENT SKILL. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. A NON-DIVERSIFIED FUND MAY BE MORE SUSCEPTIBLE TO ANY SINGLE ECONOMIC, POLITICAL OR REGULATORY EVENT AFFECTING AN ISSUER THAN A DIVERSIFIED FUND.


--------------------------------------------------------------------------------
                                Asset Allocations
                                -----------------

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2009.

Apartments                                                       15%
Office                                                           14
Regional Malls                                                   14
Health Care                                                      13
Shopping Centers                                                  8
Self Storage                                                      6
Diversified                                                       6
Other (includes short-term investments)                          24
                                                                ---
Total                                                           100%
                                                                ===
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/09
--------------------------------------------------------------------------------


                                                                         Inception
                                     1          5            10              to         Inception
                                    Year       Years        Years         9/30/09          Date
-------------------------------------------------------------------------------------------------
  CLASS A SHARES AT NAV(2)         -28.61%      2.18%       11.07%             --              --
-------------------------------------------------------------------------------------------------
  CLASS A SHARES AT POP(3,4)       -32.71       0.97        10.42              --              --
-------------------------------------------------------------------------------------------------
  CLASS B SHARES AT NAV(2)         -29.20       1.40        10.23              --              --
-------------------------------------------------------------------------------------------------
  CLASS B SHARES WITH CDSC(4)      -31.96       1.40        10.23              --              --
-------------------------------------------------------------------------------------------------
  CLASS C SHARES at NAV(2)         -29.17       1.42           --            5.85%        7/25/03
-------------------------------------------------------------------------------------------------
  CLASS C SHARES AT CDSC(4)        -29.17       1.42           --            5.85         7/25/03
-------------------------------------------------------------------------------------------------
  CLASS I SHARES at NAV            -28.45         --           --          -16.06        12/29/06
-------------------------------------------------------------------------------------------------
  S&P (500)(R) INDEX                -6.91       1.01        -0.15          NOTE 5         NOTE 5
-------------------------------------------------------------------------------------------------
  FTSE NAREIT EQUITY REITS INDEX   -28.40       1.40         9.52          NOTE 6         NOTE 6
-------------------------------------------------------------------------------------------------
  FUND EXPENSE RATIOS(7): A SHARES: 1.45%, B SHARES: 2.20%, C SHARES: 2.20%, I SHARES: 1.20%.

    ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT
    REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 1% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 2.97% FOR CLASS C (SINCE 7/25/03) AND -8.08% FOR CLASS I (SINCE 12/29/06).
(6) INDEX PERFORMANCE IS 5.61% FOR CLASS C (SINCE 7/25/03) AND -16.21% FOR CLASS I (SINCE 12/29/06).
(7) PER PROSPECTUS EFFECTIVE 3/2/09.


GROWTH OF $10,000 for periods ended 9/30
--------------------------------------------------------------------------------
This chart assumes an initial investment of $10,000 made on September 30, 1999, for Class A and Class B shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               Share        Share
              Class A      Class B        FTSE NAREIT         S&P 500(R)
             (1)(3)(4)      (1)(4)     Equity REITs Index       Index
             ---------     -------     ------------------     ----------
9/30/99       $ 9,425      $10,000           $10,000           $10,000
9/29/00        12,582       13,256            12,060            11,337
9/28/01        13,514       14,127            13,575             8,317
9/30/02        15,183       15,755            14,734             6,614
9/30/03        19,079       19,647            18,451             8,229
9/30/04        24,189       24,722            23,167             9,370
9/30/05        30,854       31,306            29,487            10,517
9/29/06        40,093       40,364            36,940            11,653
9/28/07        41,902       41,880            39,038            13,568
9/30/08        37,736       37,422            34,689            10,586
9/30/09        26,941       26,496            24,837             9,855


       For information regarding the indexes and certain investment terms, see the Key Investment Terms and Footnote Legend on page 3.

                       VIRTUS REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009


($ reported in thousands)


                                               SHARES               VALUE
                                             ----------            --------

COMMON STOCKS--97.7%
REAL ESTATE INVESTMENT TRUSTS--97.7%
DIVERSIFIED--6.5%
Vornado Realty Trust                            823,412            $ 53,036
------------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                    53,036
------------------------------------------------------------------------------
HEALTH CARE--13.0%
Health Care REIT, Inc.                          717,219              29,851
HPC, Inc.                                     1,115,507              32,060
Nationwide Health Properties, Inc.              574,590              17,807
Ventas, Inc.                                    697,754              26,863
------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                   106,581
------------------------------------------------------------------------------
INDUSTRIAL/OFFICE--22.5%

INDUSTRIAL--5.1%
AMB Property Corp.                              685,640              15,736
Eastgroup Properties, Inc.                       82,280               3,145
Prologis                                      1,933,593              23,048
                                                                   --------
                                                                     41,929
                                                                   --------

MIXED--3.2%
Duke Realty Corp.                               890,342              10,693
Liberty Property Trust                          473,880              15,415
                                                                   --------
                                                                     26,108
                                                                   --------

OFFICE--14.2%
Alexandria Real Estate Equities, Inc.           275,548              14,976
BioMed Realty Trust, Inc.                       528,894               7,299
Boston Properties, Inc.                         528,743              34,659
Corporate Office Properties Trust               268,985               9,920
Douglas Emmett, Inc.                            201,780               2,478
Highwoods Properties, Inc.                      392,188              12,334
Mack-Cali Realty Corp.                          451,266              14,589
SL Green Realty Corp.                           457,211              20,049
                                                                   --------
                                                                    116,304
                                                                   --------

------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                             184,341
------------------------------------------------------------------------------


                                               SHARES               VALUE
                                             ----------            --------

LODGING/RESORTS--4.3%
Host Hotels & Resorts, Inc.                   2,148,525            $ 25,288
LaSalle Hotel Properties                        355,391               6,987
Sunstone Hotel Investors, Inc.(2)               361,946               2,570
------------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                                34,845
------------------------------------------------------------------------------
RESIDENTIAL--15.2%

APARTMENTS--14.8%
American Campus Communities, Inc.               158,270               4,250
Apartment Investment & Management Co.
  Class A                                       539,936               7,964
AvalonBay Communities, Inc.                     312,836              22,753
BRE Properties, Inc.                            216,300               6,770
Equity Residential                            1,256,029              38,560
Essex Property Trust, Inc.                      122,952               9,785
Home Properties, Inc.                           232,284              10,009
UDR, Inc.                                     1,342,344              21,128
                                                                   --------
                                                                    121,219
                                                                   --------

MANUFACTURED HOMES--0.4%
Equity Lifestyle Properties, Inc.                74,352               3,181

------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                   124,400
------------------------------------------------------------------------------
RETAIL--22.7%

FREE STANDING--0.4%
National Retail Properties, Inc.                160,716               3,451

REGIONAL MALLS--14.4%
CBL & Associates Properties, Inc.               987,563               9,579
Macerich Co. (The)                              550,310              16,691
Simon Property Group, Inc.                    1,225,475              85,085
Taubman Centers, Inc.                           183,850               6,633
                                                                   --------
                                                                    117,988
                                                                   --------

                       See Notes to Financial Statements

                      VIRTUS REAL ESTATE SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                              SEPTEMBER 30, 2009

($ reported in thousands)


                                               SHARES               VALUE
                                             ----------            --------

SHOPPING CENTERS--7.9%
Federal Realty Investments Trust                250,920            $ 15,399
Kimco Realty Corp.                            2,205,415              28,759
Regency Centers Corp.                           170,290               6,309
Tanger Factory Outlet Centers                   373,150              13,933
                                                                   --------
                                                                     64,400

------------------------------------------------------------------------------
TOTAL RETAIL                                                        185,839
------------------------------------------------------------------------------
SELF STORAGE--6.2%
Extra Space Storage, Inc.                       990,669              10,451
Public Storage                                  518,113              38,983
U-Store-It Trust                                278,363               1,740

------------------------------------------------------------------------------
TOTAL SELF STORAGE                                                   51,174
------------------------------------------------------------------------------
SPECIALTY--7.3%
Digital Realty Trust, Inc.                      843,701              38,565
Entertainment Properties Trust                  219,677               7,500
Plum Creek Timber Co., Inc.                     447,541              13,713

------------------------------------------------------------------------------
TOTAL SPECIALTY                                                      59,778
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $657,853)                                          799,994
------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.7%
(IDENTIFIED COST $657,853)                                          799,994
------------------------------------------------------------------------------


                                               SHARES               VALUE
                                             ----------            --------

SHORT TERM INVESTMENTS--2.8%
MONEY MARKET MUTUAL FUNDS--2.8%
State Street Institutional
  Liquid Reserves Fund -
  Institutional Shares
  (seven-day effective
  yield 0.260%)                              22,462,923            $ 22,463

------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS
(IDENTIFIED COST $22,463)                                            22,463
------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $680,316)                                          822,457(1)

Other assets and liabilities, net--(0.5)%                            (3,999)
                                                                   --------
NET ASSETS--100.0%                                                 $818,458
                                                                   ========


The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                         Total Value at        Level 1 -
                                       September 30, 2009    Quoted Prices
                                       ------------------    -------------
INVESTMENT IN SECURITIES:
Equity Securities:
         Common Stocks                       $799,994           $799,994
         Short-Term Investments                22,463             22,463
                                             --------           --------
Total Investments                            $822,457           $822,457
                                             ========           ========

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.


         Refer to Key Investment Terms and Footnote Legend on page 3.

                       See Notes to Financial Statements

                      VIRTUS REAL ESTATE SECURITIES FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 2009

(Reported in thousands except shares and per share amounts)

ASSETS
Investment in securities at value(1) .........................   $   822,457
Receivables
   Investment securities sold ................................         2,265
   Fund shares sold ..........................................         2,908
   Dividends receivable ......................................         1,983
Prepaid expenses .............................................            62
                                                                 -----------
     Total assets ............................................       829,675
                                                                 -----------
LIABILITIES
Payables
   Fund shares repurchased ...................................         6,003
   Investment securities purchased ...........................         4,020
   Investment advisory fee ...................................           493
   Distribution and service fees .............................           161
   Administration fee ........................................            43
   Transfer agent fees and expenses ..........................           370
   Trustees' fee and expenses ................................            10
   Professional fee ..........................................            30
   Other accrued expenses ....................................            87
                                                                 -----------
     Total liabilities .......................................        11,217
                                                                 -----------
NET ASSETS ...................................................   $   818,458
                                                                 ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest .............   $   902,863
Accumulated undistributed net investment income (loss) .......           241
Accumulated undistributed net realized gain (loss) ...........      (226,787)
Net unrealized appreciation (depreciation) on investments ....       142,141
                                                                 -----------
NET ASSETS ...................................................   $   818,458
                                                                 ===========
CLASS A
Net asset value (net assets/shares outstanding) per share ....        $20.21
Maximum offering price per share $20.21/(1-5.75%) ............        $21.44
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ....................................    27,342,644
Net Assets ...................................................   $   552,518

CLASS B
Net asset value (net assets/shares outstanding) and
  offering price per share ...................................        $19.95
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ....................................       884,426
Net Assets ...................................................   $    17,648

CLASS C
Net asset value (net assets/shares outstanding) and
  offering price per share ...................................        $20.19
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ....................................     2,071,214
Net Assets ...................................................   $    41,818

CLASS I
Net asset value (net assets/shares outstanding) and
  offering price per share ...................................        $20.19
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ....................................    10,226,736
Net Assets ...................................................   $   206,474

(1) Investment in securities at cost .........................   $   680,316

                       See Notes to Financial Statements

                      VIRTUS REAL ESTATE SECURITIES FUND
                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2009

(Reported in thousands)


INVESTMENT INCOME
Dividends ....................................................      $  27,585
                                                                    ---------
     Total investment income .................................         27,585
                                                                    ---------
EXPENSES
Investment advisory fees .....................................          4,655
Service fees, Class A ........................................          1,166
Distribution and service fees, Class B .......................            167
Distribution and service fees, Class C .......................            355
Administration fees ..........................................            526
Transfer agent fee and expenses ..............................          2,502
Custodian fees ...............................................             61
Printing fees and expenses ...................................            193
Professional fees ............................................             36
Registration fees ............................................            125
Trustees' fee and expenses ...................................             64
Miscellaneous expenses .......................................            112
                                                                    ---------
     Total expenses ..........................................          9,962
                                                                    ---------

NET INVESTMENT INCOME (LOSS) .................................         17,623
                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments ......................       (218,412)
Net change in unrealized appreciation (depreciation)
   on investments ............................................        (97,517)
                                                                    ---------
NET GAIN (LOSS) ON INVESTMENTS ...............................       (315,929)
                                                                    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(298,306)
                                                                    =========

                       See Notes to Financial Statements

                      VIRTUS REAL ESTATE SECURITIES FUND
                      STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)


                                                                       Year Ended                  Year Ended
                                                                  September 30, 2009          September 30, 2008
                                                                  ------------------          ------------------
INCREASE/DECREASE IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss) ..............................         $   17,623                  $    15,561
   Net realized gain (loss) ..................................           (218,412)                       1,513
   Net change in unrealized appreciation (depreciation) ......            (97,517)                    (147,744)
                                                                       ----------                  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..           (298,306)                    (130,670)
                                                                       ----------                  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A ............................            (13,091)                     (14,408)
   Net investment income, Class B ............................               (348)                        (328)
   Net investment income, Class C ............................               (720)                        (626)
   Net investment income, Class I ............................             (3,219)                        (722)
   Net realized long-term gains, Class A .....................                 --                      (31,550)
   Net realized long-term gains, Class B .....................                 --                       (1,385)
   Net realized long-term gains, Class C .....................                 --                       (2,707)
   Net realized long-term gains, Class I .....................                 --                         (712)
                                                                       ----------                  -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....            (17,378)                     (52,438)
                                                                       ----------                  -----------
FROM SHARE TRANSACTIONS
SALE OF SHARES
Class A (13,818 and 11,559 shares, respectively) .............            221,839                      339,354
Class B (53 and 122 shares, respectively) ....................                888                        3,570
Class C (418 and 472 shares, respectively) ...................              6,721                       13,975
Class I (8,180 and 3,444 shares, respectively) ...............            135,413                       99,740
REINVESTMENT OF DISTRIBUTIONS
Class A (757 and 1,370 shares, respectively) .................             11,294                       39,324
Class B (20 and 47 shares, respectively) .....................                282                        1,347
Class C (40 and 94 shares, respectively) .....................                585                        2,695
Class I (187 and 42 shares, respectively) ....................              2,869                        1,214
SHARES REPURCHASED
Class A (16,768 and 16,735 shares, respectively) .............           (272,522)                    (494,135)
Class B (415 and 425 shares, respectively) ...................             (6,803)                     (12,420)
Class C (831 and 1,066 shares, respectively) .................            (13,231)                     (31,564)
Class I (1,779 and 812 shares, respectively) .................            (28,068)                     (25,212)
                                                                       ----------                  -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .             59,267                      (62,112)
                                                                       ----------                  -----------
   NET INCREASE (DECREASE) IN NET ASSETS .....................           (256,417)                    (245,220)

NET ASSETS
   Beginning of period .......................................          1,074,875                    1,320,095
                                                                       ----------                  -----------
   END OF PERIOD .............................................         $  818,458                  $ 1,074,875
                                                                       ==========                  ===========
Accumulated undistributed net investment income (loss)
   at end of period ..........................................         $      241                  $        (6)

                       See Notes to Financial Statements

                      VIRTUS REAL ESTATE SECURITIES FUND
                             FINANCIAL HIGHLIGHTS
          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                            THROUGHOUT EACH PERIOD





                          NET                      NET
                         ASSET        NET       REALIZED        TOTAL       DIVIDENDS    DISTRIBUTIONS
                         VALUE,    INVESTMENT       AND          FROM        FROM NET       FROM NET
                       BEGINNING    INCOME     UNREALIZED    INVESTMENT    INVESTMENT      REALIZED             TOTAL
                       OF PERIOD   (LOSS)(2)   GAIN (LOSS)   OPERATIONS      INCOME          GAINS          DISTRIBUTIONS

-------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09      $29.19        0.47        (8.99)        (8.52)        (0.46)            --              (0.46)
10/1/07 to 9/30/08       34.10        0.45        (3.88)        (3.43)        (0.47)         (1.01)             (1.48)
12/1/06 to 9/30/07       38.18        0.32        (2.59)        (2.27)        (0.32)         (1.49)             (1.81)
12/1/05 to 11/30/06      28.15        0.30        10.73         11.03         (0.37)         (0.63)             (1.00)
12/1/04 to 11/30/05      25.46        0.43         4.08          4.51         (0.42)         (1.40)             (1.82)
12/1/03 to 11/30/04      20.09        0.44         5.60          6.04         (0.50)         (0.17)             (0.67)

CLASS B
10/1/08 to 9/30/09      $28.85        0.35        (8.91)        (8.56)        (0.34)            --              (0.34)
10/1/07 to 9/30/08       33.72        0.22        (3.83)        (3.61)        (0.25)         (1.01)             (1.26)
12/1/06 to 9/30/07       37.74        0.10        (2.56)        (2.46)        (0.07)         (1.49)             (1.56)
12/1/05 to 11/30/06      27.86        0.07        10.59         10.66         (0.15)         (0.63)             (0.78)
12/1/04 to 11/30/05      25.21        0.23         4.05          4.28         (0.23)         (1.40)             (1.63)
12/1/03 to 11/30/04      19.91        0.27         5.54          5.81         (0.34)         (0.17)             (0.51)

CLASS C
10/1/08 to 9/30/09      $29.17        0.35        (8.99)        (8.64)        (0.34)            --              (0.34)
10/1/07 to 9/30/08       34.07        0.23        (3.88)        (3.65)        (0.24)         (1.01)             (1.25)
12/1/06 to 9/30/07       38.11        0.10        (2.59)        (2.49)        (0.06)         (1.49)             (1.55)
12/1/05 to 11/30/06      28.12        0.06        10.71         10.77         (0.15)         (0.63)             (0.78)
12/1/04 to 11/30/05      25.43        0.25         4.07          4.32         (0.23)         (1.40)             (1.63)
12/1/03 to 11/30/04      20.07        0.26         5.61          5.87         (0.34)         (0.17)             (0.51)

CLASS I
10/1/08 to 9/30/09      $29.17        0.49        (8.97)        (8.48)        (0.50)            --              (0.50)
10/1/07 to 9/30/08       34.08        0.62        (3.98)        (3.36)        (0.54)         (1.01)             (1.55)
12/29/06(6) to 9/30/07   35.99        0.28        (1.87)        (1.59)        (0.31)         (0.01)             (0.32)




                                                                                     RATIO OF GROSS    RATIO OF
                                                                                      EXPENSES TO         NET
                                   NET                      NET        RATIO OF NET     AVERAGE        INVESTMENT
                        CHANGE    ASSET                    ASSETS,     EXPENSES TO     NET ASSETS        INCOME
                        IN NET    VALUE,                   END OF        AVERAGE        (BEFORE        (LOSS) TO       PORTFOLIO
                        ASSET     END OF     TOTAL         PERIOD          NET        WAIVERS AND     AVERAGE NET      TURNOVER
                        VALUE     PERIOD    RETURN(1)  (IN THOUSANDS)     ASSETS    REIMBURSEMENTS)      ASSETS           RATE
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/08 to 9/30/09      (8.98)    $20.21    (28.61)%      $  552,518       1.59%          1.59%           2.88%           48%
10/1/07 to 9/30/08      (4.91)     29.19     (9.94)          862,062       1.37(5)        1.45            1.51            32
12/1/06 to 9/30/07      (4.08)     34.10     (6.14)(4)     1,136,923       1.32(3)        1.39(3)         1.06(3)         25(4)
12/1/05 to 11/30/06     10.03      38.18     40.37         1,289,007       1.30           1.30            0.94            24
12/1/04 to 11/30/05      2.69      28.15     18.67           737,744       1.30           1.30            1.68            22
12/1/03 to 11/30/04      5.37      25.46     30.68           511,107       1.28           1.28            1.98            28

CLASS B
10/1/08 to 9/30/09      (8.90)    $19.95    (29.20)%      $   17,648       2.34%          2.34%           2.16%           48%
10/1/07 to 9/30/08      (4.87)     28.85    (10.65)           35,376       2.12(5)        2.20            0.76            32
12/1/06 to 9/30/07      (4.02)     33.72     (6.72)(4)        49,964       2.07(3)        2.13(3)         0.32(3)         25(4)
12/1/05 to 11/30/06      9.88      37.74     39.29            71,240       2.05           2.05            0.24            24
12/1/04 to 11/30/05      2.65      27.86     17.81            59,042       2.05           2.05            0.93            22
12/1/03 to 11/30/04      5.30      25.21     29.74            57,797       2.03           2.03            1.25            28

CLASS C
10/1/08 to 9/30/09      (8.98)    $20.19    (29.17)%      $   41,818       2.34%          2.34%           2.12%           48%
10/1/07 to 9/30/08      (4.90)     29.17    (10.63)           71,278       2.12(5)        2.20            0.76            32
12/1/06 to 9/30/07      (4.04)     34.07     (6.71)(4)       100,321       2.07(3)        2.14(3)         0.32(3)         25(4)
12/1/05 to 11/30/06      9.99      38.11     39.32           112,794       2.05           2.05            0.19            24
12/1/04 to 11/30/05      2.69      28.12     17.80            67,764       2.05           2.05            0.97            22
12/1/03 to 11/30/04      5.36      25.43     29.78            38,399       2.03           2.03            1.17            28

CLASS I
10/1/08 to 9/30/09      (8.98)    $20.19    (28.45)%      $  206,474       1.32%          1.32%           3.00%           48%
10/1/07 to 9/30/08      (4.91)     29.17     (9.71)          106,159       1.12(5)        1.20            2.11            32
12/29/06(6) to 9/30/07  (1.91)     34.08     (4.44)(4)        32,887       1.11(3)        1.23(3)         1.09(3)         25(4)

(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized.
(4) Not annualized.
(5) Blended net expense ratio.
(6) Inception date.

                        See Notes to Financial Statements

                                   14 and 15

                       VIRTUS REAL ESTATE SECURITIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2009

1.   ORGANIZATION

     Virtus Opportunities Trust (the "Trust"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     As of the date of this report, eighteen funds are offered for sale, of which the Virtus Real Estate Securities Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the Fund Summary page.

     The Fund offers Class A shares, Class B shares, Class C shares and Class I shares.

     Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class B shares are generally sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held (see Note 11). Class C shares are generally sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I bears no distribution and/or service expense. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.   SECURITY VALUATION:

     Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to excessive volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

     As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009

     Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

     The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

     o Level 1 - quoted prices in active markets for identical securities

     o Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.   SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.   INCOME TAXES:

     The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

     The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in any Fund's financial statements. The Fund is unaware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

                       VIRTUS REAL ESTATE SECURITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


D.   DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.   EXPENSES:

     Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately made.

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     At the close of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc. ("PNX"), into an independent publicly traded company which through its affiliates provides asset management and related services to individuals and institutions. Virtus Investment Advisers, Inc. ("VIA," the "Adviser," formerly known as Phoenix Investment Counsel, Inc.) and VP Distributors, Inc. ("VP Distributors," formerly known as Phoenix Equity Planning Corporation) are indirect wholly-owned subsidiaries of Virtus. Due to the spin-off, the asset management subsidiaries have changed their names to reflect the Virtus brand.

     As compensation for its services to the Trust, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund.

                 1ST                 $1+ BILLION                  $2+
              $1 BILLION          THROUGH $2 BILLION            BILLION
              ----------          ------------------            -------
                0.75%                   0.70%                    0.65%

     The Adviser may recapture operating expenses waived or reimbursed under arrangements previously in effect, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations at the time the fees were waived. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal years ended as follows:

                                 EXPIRATION DATE
                  -----------------------------------------------
                  2010                  2011               TOTAL
                  ----                  ----               ------
                  $251                  $832               $1,083

     The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser Duff & Phelps Investment Management Co. ("Duff & Phelps"). Duff & Phelps is an indirect, wholly-owned subsidiary of Virtus.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


     As distributor of the Fund's shares, VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2009, as follows:

            CLASS A          CLASS B          CLASS C
          NET SELLING       DEFERRED          DEFERRED         DEFERRED
          COMMISSIONS     SALES CHARGES    SALES CHARGES     SALES CHARGES
          -----------     -------------    -------------     -------------
              $26               $1              $69               $12

     In addition, the Fund pays VP Distributors distribution and/or service fees at the annual rate of 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class. There are no distribution and/or service fees for Class I.

     Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

     VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2009, the Fund incurred administration fees totaling $526. VP Distributors also serves as the Trust's transfer agent. For the period ended September 30, 2009, transfer agent fees were $2,502 as reported in the Statement of Operations.

     Until March 1, 2007, the Trust provided a deferred compensation plan to its trustees who were not officers of Virtus. Under the deferred compensation plan, trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the trustees.

4.   PURCHASES AND SALES OF SECURITIES
     ($ REPORTED IN THOUSANDS)

     Purchases and sales of investment securities for the Fund (excluding U.S. Government securities or agency securities and short-term securities) during the period ended September 30, 2009, were as follows:

                                    LONG-TERM
                       ---------------------------------
                       PURCHASES                 SALES
                       ---------                --------
                       $386,888                 $307,021

     There were no purchases or sales of long-term U.S. Government or agency securities.

5.   10% SHAREHOLDERS

     As of September 30, 2009, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below. The shareholders are not affiliated with Virtus.

                            % OF                     NUMBER
                           SHARES                     OF
                         OUTSTANDING                ACCOUNTS
                         -----------                --------
                             30%                        2

                       VIRTUS REAL ESTATE SECURITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


6.   CREDIT RISK AND ASSET CONCENTRATIONS

     The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

7.   INDEMNIFICATIONS

     Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

8.   REGULATORY EXAMS

     Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus (and, prior to the spin-off described in Note 3, PNX) and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

     There are currently no such matters which the Company believes will be material to these financial statements.

9.   FEDERAL INCOME TAX INFORMATION
     ($ REPORTED IN THOUSANDS)

     At September 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows.

                                        NET UNREALIZED
            FEDERAL       UNREALIZED      UNREALIZED       APPRECIATION
            TAX COST     APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
            --------     ------------   --------------    --------------
            $730,946       $105,298        $(13,787)          $91,511

     The Fund has capital loss carryovers which may be used to offset future capital gains as follows:

                             2017            TOTAL
                           -------          -------
                           $34,344          $34,344

     The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

     Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2009, the Fund deferred and recognized post-October losses as follows:

                        CAPITAL              CAPITAL
                          LOSS                LOSS
                        DEFERRED           RECOGNIZED
                        --------           ----------
                        $141,813              $625

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2009


     The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $241 and undistributed long-term capital gains of $0.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10.  RECLASSIFICATION OF CAPITAL ACCOUNTS
     ($ REPORTED IN THOUSANDS)

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2009, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

               CAPITAL PAID IN ON        UNDISTRIBUTED        ACCUMULATED
                   SHARES OF             NET INVESTMENT       NET REALIZED
               BENEFICIAL INTEREST        INCOME (LOSS)       GAIN (LOSS)
               -------------------       --------------       ------------
                      $(2)                      $2                $ --

11.  SUBSEQUENT EVENT EVALUATIONS

     Management has evaluated the impact of all subsequent events on the Funds through November 20, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

     Effective on December 1, 2009 (the "Closing Date"), Class B Shares of the Virtus Mutual Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions refer to each Fund's prospectus).

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM


[LOGO OMITTED]

PRICEWATERHOUSECOOPERS


To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of:
Virtus Real Estate Securities Fund

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (hereafter referred to as the "Fund"), a series of Virtus Opportunities Trust, at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 20, 2009

                       VIRTUS REAL ESTATE SECURITIES FUND
                             TAX INFORMATION NOTICE
                         SEPTEMBER 30, 2009 (UNAUDITED)


     For the fiscal year ended September 30, 2009, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).


                       QDI               DRD             LTCG
                       ---               ---             ----
                        0%                0%             $ --

                       FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of September 30, 2009, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                    PRINCIPAL OCCUPATION(S)
    YEAR ELECTED AND                      DURING PAST 5 YEARS AND
NUMBER OF FUNDS OVERSEEN            OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
  Leroy Keith, Jr.            Managing Director, Almanac Capital Management
  YOB: 1939                   (commodities business) (2007-present). Partner,
  Elected: 1993               Stonington Partners, Inc. (private equity firm)
  46 Funds                    (2001-2007). Director/Trustee, Evergreen Funds (88
                              portfolios).
--------------------------------------------------------------------------------
  Philip R. McLoughlin        Partner, Cross Pond Partners, LLC (2006-Present).
  YOB: 1946                   Director, World Trust Fund. Chairman and Trustee,
  Elected: 1993               The Phoenix Edge Series Fund. Director, DTF
  49 Funds                    Tax-Free Income Fund, Inc., Duff & Phelps Utility
                              and Corporate Bond Trust, Inc. and DNP Select
                              Income Fund, Inc. Managing Director, SeaCap, Asset
                              Management Fund I L.P.
--------------------------------------------------------------------------------
  Geraldine M. McNamara       Retired. Managing Director, U.S. Trust Company of
  YOB: 1951                   New York (private bank) (1982-2006). Director, DTF
  Elected: 2001               Tax-Free Income Fund, Inc., Duff & Phelps Utility
  49 Funds                    and Corporate Bond Trust, Inc. and DNP Select
                              Income Fund, Inc.
--------------------------------------------------------------------------------
  James M. Oates              Managing Director, Wydown Group (consulting firm)
  YOB: 1946                   (1994-present). Chairman, Hudson Castle Group,
  Elected: 1993               Inc. (formerly IBEX Capital Markets, Inc.)
  46 Funds                    (financial services) (1997-2006). Director, Stifel
                              Financial. Chairman and Trustee, John Hancock
                              Trust (93 portfolios) and John Hancock Funds II
                              (74 portfolios). Non-Executive Chairman, Hudson
                              Castle Group, Inc.
--------------------------------------------------------------------------------
  Richard E. Segerson         Managing Director, Northway Management Company
  YOB: 1946                   (1998-present).
  Elected: 1998
  46 Funds
--------------------------------------------------------------------------------
  Ferdinand L.J. Verdonck     Retired. Director, Galapagos N.V. (biotechnology).
  YOB: 1942                   Mr. Verdonck is also a director of several
  Elected: 2004               non-U.S. companies.
  46 Funds
--------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH,                    PRINCIPAL OCCUPATION(S)
    YEAR ELECTED AND                      DURING PAST 5 YEARS AND
NUMBER OF FUNDS OVERSEEN            OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
  George R. Aylward(1)        Director, President and Chief Executive Officer
  YOB: 1964                   (since 2008), Director and President (2006-2008),
  Elected: 2006               Chief Operating Officer (2004-2006), Vice
  48 Funds                    President, Finance (2001-2002), Virtus Investment
                              Partners, Inc. and/or certain of its subsidiaries.
                              Various senior officer and directorship positions
                              with Virtus affiliates (2005-present). Senior
                              Executive Vice President and President, Asset
                              Management (2007-2008), Senior Vice President and
                              Chief Operating Officer, Asset Management
                              (2004-2007), Vice President and Chief of Staff
                              (2001-2004), The Phoenix Companies, Inc. Various
                              senior officer and directorship positions with
                              Phoenix affiliates (2005-2008). President
                              (2006-present), Executive Vice President
                              (2004-2006), the Virtus Mutual Funds Family.
                              Chairman, President and Chief Executive Officer,
                              The Zweig Fund Inc. and The Zweig Total Return
                              Fund Inc. (2006-present).
--------------------------------------------------------------------------------

(1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD WITH
   NAME, ADDRESS AND      TRUST AND LENGTH OF                                    PRINCIPAL OCCUPATION(S)
     YEAR OF BIRTH            TIME SERVED                                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss       Senior Vice President     Executive Vice President, Head of Operations (since 2009), Senior Vice President
  YOB: 1952              since 2006.               Operations (2008-2009), Vice President, Head of Asset Management Operations
                                                   (2007-2008), Vice President (2003-2007), Virtus Investment Partners, Inc. and/or
                                                   certain of its subsidiaries. Ms. Curtiss is also Treasurer of various other investment companies within the Virtus Mutual Funds Complex (1994-present).
                                                   Assistant Treasurer (2001-2009), VP Distributors, Inc. (f/k/a Phoenix Equity
                                                   Planning Corporation).
------------------------------------------------------------------------------------------------------------------------------------
  Francis G. Waltman     Senior Vice President     Executive Vice President, Head of Product Management (since 2009), Senior Vice
  YOB: 1962              since 2008.               President, Asset Management Product Development (2008-2009), Senior Vice
                                                   President, Asset Management Product Development (2005-2007), Virtus Investment
                                                   Partners, Inc. and/or certain of its subsidiaries. Director (2008-present),
                                                   Director and Senior President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix
                                                   Equity Planning Corporation). Director and Senior Vice President, Virtus
                                                   Investment Advisers, Inc. (since 2008).
------------------------------------------------------------------------------------------------------------------------------------
  Marc Baltuch           Vice President and        Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice
  c/o Zweig-DiMenna      Chief Compliance Officer  President, and Chief Compliance Officer, The Zweig Total Return Fund, Inc.
  Associates, LLC        since 2004.               (2004-present). Vice President, and Chief Compliance Officer, The Zweig Fund,
  900 Third Avenue                                 Inc. (2004-present). President and Director of Watermark Securities, Inc.
  New York, NY 10022                               (1991-present). Assistant Secretary, Gotham Advisors Inc. (1990-2005).
  YOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
  W. Patrick Bradley     Chief Financial Officer   Senior Vice President, Fund Administration (since 2009), Vice President, Fund
  YOB: 1972              and Treasurer since       Administration (2007-2009), Second Vice President, Fund Control & Tax
                         2005.                     (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries.
                                                   Vice President, Chief Financial Officer, Treasurer and Principal Accounting
                                                   Officer (2006-present), Assistant Treasurer (2004-2006), The Phoenix Edge Series
                                                   Fund. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer
                                                   (2004-2006), certain funds within the Virtus Mutual Funds Family.
------------------------------------------------------------------------------------------------------------------------------------
  Kevin J. Carr          Vice President, Chief     Senior Vice President (since 2009), Counsel and Secretary (2008-present) and Vice
  YOB: 1954              Legal Officer, Counsel    President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its
                         and Secretary since       subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company
                         2005.                     (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life &
                                                   Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).
------------------------------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668


TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19155-3111

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services                  1-800-243-1574
Adviser Consulting Group              1-800-243-4361
Telephone Orders                      1-800-367-5877
Text Telephone                        1-800-243-1926
Web site                                  VIRTUS.COM



--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                  VIRTUS                                     -------------
               MUTUAL FUNDS                                    PRSRT STD
                                                             U.S. POSTAGE
                                                                 PAID
 c/o State Street Bank and Trust Company                     LANCASTER, PA
              P.O. Box 8301                                   PERMIT 1793
          Boston, MA 02266-8301                              -------------




For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM


8009                                                11-09

ITEM 2.   CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Oates is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)    Not applicable.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $388,580 for 2008 and $412,280 for 2009.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $61,804 for 2008 and $39,179 for 2009. Such audit-related fees were cross fund fees.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $103,925 for 2008 and $86,086 for 2009.

     "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Virtus Opportunities Trust (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the
          Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100% for 2008 and 2009

                           (c) 100% for 2008 and 2009

                           (d) Not applicable for 2008 and 2009

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,516,768 for 2008 and $818,945 for 2009.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.   INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Virtus Opportunities Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date                       December 4, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date                       December 4, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Chief Financial Officer
                           and Treasurer
                           (principal financial officer)

Date                       December 4, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.